                                                Filed Pursuant to Rule 497(c).
                                                File Nos. 33-36528 and 811-6161.


                        PIMCO FUNDS: MULTI-MANAGER SERIES


                       STATEMENT OF ADDITIONAL INFORMATION




                                November 1, 2003

     This Statement of Additional Information is not a prospectus, and should be read in conjunction with the prospectuses of PIMCO Funds: Multi-Manager Series (the "Trust"), as supplemented from time to time. Through seventeen Prospectuses, the Trust offers up to seven classes of shares of each of its "Funds" (as defined herein). Class A, Class B and Class C shares of certain domestic stock Funds are offered through the "Class A, B and C Domestic Prospectus," dated November 1, 2003, Class A, Class B and Class C shares of certain international and sector stock Funds are offered through the "Class A, B and C International Prospectus," dated November 1, 2003 and Class A, Class B and Class C shares of the Asset Allocation, PEA Innovation and PEA Renaissance Funds are offered through three separate prospectuses, the "Asset Allocation Class A, B and C Prospectus," "PEA Innovation Class A, B and C Prospectus," and "PEA Renaissance Class A, B and C Prospectus" respectively, each dated November 1, 2003. Class A, Class B, Class C and Class R shares of the Multi-Discipline Portfolio are offered through the "Class A, B, C and R Multi-Discipline Portfolio Prospectus," dated November 1, 2003. Class D shares of certain domestic stock Funds are offered through the "Class D Domestic Prospectus," dated November 1, 2003 and Class D shares of certain international and sector stock Funds are offered through the "Class D International Prospectus," dated November 1, 2003. Class D shares of the Multi-Discipline Portfolio are offered through the "Class D Multi-Discipline Portfolio Prospectus," dated November 1, 2003. Class R shares of certain domestic and international stock Funds are offered through the "Class R Prospectus," dated November 1, 2003. Institutional and Administrative Class shares of certain Funds are offered through the "Institutional Prospectus," dated November 1, 2003, Institutional and Administrative Class shares of the PIMCO RCM Funds are offered through the "PIMCO RCM Institutional Prospectus," dated November 1, 2003, Institutional and Administrative Class shares of the PIMCO NACM Funds are offered through the "PIMCO NACM Institutional Prospectus," dated November 1, 2003, and Institutional and Administrative Class shares of the Asset Allocation Fund are offered through the "Asset Allocation Institutional Prospectus," dated November 1, 2003 and Institutional and Administrative Class shares of the Multi-Discipline Portfolio are offered through the " Multi-Discipline Portfolio Institutional Prospectus," dated November 1, 2003 (the "Multi-Discipline Portfolio Institutional Prospectus"). Institutional Class and Class A shares of seven other domestic and international stock Funds are offered through the "Institutional Class and Class A Prospectus," dated November 1, 2003 and Institutional and Administrative Class Shares of two other domestic and international stock Funds are offered through the "NFJ Institutional and Administrative Class Prospectus," dated November 1, 2003. Not all the Funds are offered to the public at this time. See the applicable Prospectus for details.

     The aforementioned prospectuses are collectively referred to herein as the "Prospectuses." Prospectuses that offer Class A, B or C shares are sometimes referred to as the "Class A, B and C Prospectuses." Prospectuses that offer Class R shares are sometimes referred to as the "Class R Prospectuses" and, together with the Class A, B and C Prospectuses, are sometimes referred to as the "Retail Prospectuses." Prospectuses that offer Class D shares are sometimes referred to as the "Class D Prospectuses" and Prospectuses that offer Institutional and Administrative Class shares are sometimes referred to as the "Institutional Prospectuses."

     Audited financial statements for the Trust, as of June 30, 2003, including notes thereto, and the reports of PricewaterhouseCoopers LLP thereon, are incorporated herein by reference from the Trust's twelve June 30, 2003 Annual Reports. Because PIMCO Asset Allocation Fund invests a portion of its assets in series of PIMCO Funds: Pacific Investment Management Series ("PIMS"), the PIMS Prospectus for Institutional and Administrative Class shares, dated July 31, 2003 and as from time to time amended or supplemented (the "PIMS Prospectus"), and the PIMS Statement of Additional Information, dated July 31, 2003 and as from time to time amended or supplemented, are also incorporated herein by reference. See "Investment Objectives and Policies--Investment Strategies of PIMCO Asset Allocation Fund--Incorporation by Reference" in this Statement of Additional Information. A copy of the applicable Prospectus and the Annual Report corresponding to such Prospectus, and the PIMCO Funds Shareholders' Guide for Class A, B, C and R Shares (the "Guide"), which is a part of this Statement of Additional Information, may be obtained free of charge at the addresses and telephone number(s) listed at the top of the next page.


Institutional Prospectuses, Annual Reports and   Retail and Class D
the PIMS Prospectus and Statement of             Prospectuses, Annual Reports, the Guide and
Additional Information                           Statement of Additional Information
PIMCO Funds                                      PIMCO Advisors Distributors LLC
840 Newport Center Drive                         2187 Atlantic Street
Newport Beach, California 92660                  Stamford, Connecticut 06902
Telephone: 1-800-927-4648                        Telephone: Class A, B, C and R - 1-800-426-0107
   1-800-987-4626 (PIMCO                            Class D - 1-888-87-PIMCO
   Infolink Audio Response Network)                 Retail Portfolio - 1-800-426-0107

TABLE OF CONTENTS


                                                                            PAGE
                                                                            ----
THE TRUST                                                                      1
INVESTMENT OBJECTIVES AND POLICIES                                             3
U.S. Government Securities                                                     3
Borrowing                                                                      3
Preferred Stock                                                                4
Corporate Debt Securities                                                      4
High Yield Securities ("Junk Bonds")                                           5
Loan Participations and Assignments                                            6
Participation on Creditors Committees                                          7
Variable and Floating Rate Securities                                          7
Zero Coupon, Pay-in-Kind and Step Coupon Securities                            7
Municipal Securities                                                           8
Moral Obligation Securities                                                    8
Industrial Development and Pollution Control Bonds                             8
Municipal Lease Obligations                                                    8
Short-Term Municipal Obligations                                               9
Mortgage-Related and Asset-Backed Securities                                   9
Convertible Securities                                                        13
Equity-Linked Securities                                                      13
Non-U.S. Securities                                                           14
Foreign Currencies                                                            16
Bank Obligations                                                              18
Commercial Paper                                                              18
Money Market Instruments                                                      19
Derivative Instruments                                                        19
When-Issued, Delayed Delivery and Forward Commitment Transactions             27
Warrants to Purchase Securities                                               27
Repurchase Agreements                                                         27
Securities Loans                                                              28
Stocks of Small and Medium Capitalization Companies                           28
Illiquid Securities                                                           29
Inflation-Indexed Bonds                                                       29
Delayed Funding Loans and Revolving Credit Facilities                         30
Event-Linked Bonds                                                            30
Hybrid Instruments                                                            31
Short Sales                                                                   31
Investment Strategies of PIMCO Asset Allocation Fund-Incorporation
by Reference
INVESTMENT RESTRICTIONS                                                       32
Fundamental Investment Restrictions                                           32
Non-Fundamental Investment Restrictions                                       42
Restrictions Relating to Rule 35d-1 under the 1940 Act                        42
MANAGEMENT OF THE TRUST                                                       45
Trustees and Officers                                                         45
certain affiliations                                                          47
Committees of the Board of Trustees                                           49
Securities Ownership                                                          51
Trustees' Compensation                                                        52
Codes of Ethics                                                               53
Investment Adviser                                                            54
Portfolio Management Agreements                                               59
Fund Administrator                                                            63
DISTRIBUTION OF TRUST SHARES                                                  69
Distributor and Multi-Class Plan                                              69
Contingent Deferred Sales Charge And Initial Sales Charge                     65

Distribution and Servicing Plans for Class A, Class B, Class C
   and Class R  Shares                                                        70
Payments Pursuant to Class A Plans                                            74
Payments Pursuant to Class B Plans                                            76
Payments Pursuant to Class C Plans                                            78
Payments pursuant to class R shares                                           77
Distribution and Administrative Services Plans for Administrative
   Class Shares                                                               84
Payments Pursuant to the Administrative Plans                                 86
Plan for Class D Shares                                                       88
Purchases, Exchanges and Redemptions                                          91
REDEMPTION FEES AND Fund Reimbursement Fees                                   92
PORTFOLIO TRANSACTIONS AND BROKERAGE                                          93
Investment Decisions and Portfolio Transactions                               93
Brokerage and Research Services                                               93
regular broker dealers                                                        92
Portfolio Turnover                                                           103
NET ASSET VALUE                                                              104
taxation                                                                      95
Distributions                                                                105
Sales of Shares                                                              107
Backup Withholding                                                           107
Options, Futures, Forward Contracts and Swap Agreements                      107
Passive Foreign Investment Companies                                         108
Foreign Currency Transactions                                                108
Foreign Taxation                                                             108
Original Issue Discount and Pay-In-Kind Securities                           109
Shares Purchased Through Tax-Qualified Plans                                 109
Other Taxation                                                               109
OTHER INFORMATION                                                            110
Capitalization                                                               110
rcm funds' portfolio management teams                                        100
additional information regarding portfolio managers                          106
Performance Information                                                      118

Calculation of Yield                                                         120
Calculation of Total Return                                                  120
other performance information                                                121
Compliance Efforts Related to the Euro                                       142
Voting Rights                                                                142
Certain Ownership of Trust Shares                                            142
Custodian                                                                    142
Independent Accountants                                                      143
Transfer and Shareholder Servicing Agents                                    143
Legal Counsel                                                                143
Registration Statement                                                       143
Financial Statements                                                         143
APPENDIX A DESCRIPTION OF SECURITIES RATINGS                                 A-1
APPENDIX B CERTAIN OWNERSHIP OF TRUST SHARES                                 B-1
APPENDIX C PROXY VOTING POLICIES                                             c-1

   PROXY voting policies of the Trust, PIMCO EQUITY ADVISERS LLC, CADENCE
      CAPITAL

      Management LLC, NFJ INVESTMENT GROUP L.P., NICHOLAS-APPLEGATE
         CAPITAL

      Management LLC and DRESDNER RCM GLOBAL INVESTORS LLC proxy voting policies of Pimco advisors fund management llc PROXY VOTING POLICIES OF PARAMETRIC PORTFOLIO ASSOCIATES PROXY VOTING POLICIES OF PACIFIC INVESTMENT MANAGEMENT COMPANY LLC

PIMCO FUNDS SHAREHOLDERS' GUIDE FOR CLASS A, B, C and r SHARES              SG-1

THE TRUST


          PIMCO Funds: Multi-Manager Series (the "Trust"), is an open-end management investment company ("mutual fund") that currently consists of forty-five separate investment series, although not all of these series currently offer their shares to the public. Except for the RCM Global Technology, RCM Global Healthcare, RCM Biotechnology, and RCM International Growth Equity Funds, each of the Trust's series offered in this Statement of Additional Information is "diversified" within the meaning of the Investment Company Act of 1940, as amended (the "1940 Act"). The following fifteen series (the "PIMCO Funds") invest directly in common stocks and other securities and instruments: the PEA Value Fund, the NFJ Dividend Value Fund (formerly, the "NFJ Equity Income Fund"), the PEA Renaissance Fund, the PEA Growth Fund, the CCM Focused Growth Fund, the CCM Capital Appreciation Fund, the CCM Mid-Cap Fund, the PEA Growth & Income Fund, the PEA Target Fund, the NFJ Small-Cap Value Fund, the PEA Opportunity Fund, the CCM Emerging Companies Fund, the PEA Innovation Fund, the PPA Tax-Efficient Structured Emerging Markets Fund and the NFJ Large-Cap Value Fund (formerly, the "NFJ Basic Value Fund"). The following funds also invest directly in equity securities and other securities and instruments: the RCM Large-Cap Growth Fund, the RCM Tax-Managed Growth Fund, the RCM Mid-Cap Fund, the RCM Biotechnology Fund, the RCM Global Small-Cap Fund, the RCM Global Technology Fund, the RCM Global Healthcare Fund and the RCM International Growth Equity Fund (together, the "PIMCO RCM Funds") and the NACM Flex-Cap Value Fund, the NACM Global Fund, the NACM Growth Fund, the NACM International Fund, the NACM Pacific Rim Fund and the NACM Value Fund (together, the "PIMCO NACM Funds"). The Multi-Discipline Portfolio invests in equity securities, fixed income securities and other securities and instruments. The Asset Allocation Fund is a so-called "fund-of-funds" which invests all of its assets in certain of the Funds and other series in the PIMCO Funds family. The PIMCO Funds, the PIMCO RCM Funds, the PIMCO NACM Funds, the Multi-Discipline Portfolio and the Asset Allocation Fund are sometimes referred to collectively as the "Funds". Eight other series of the Trust, the Large-Cap Value Fund, the International Value Fund, the Balanced Value Fund, the Core Equity Fund, the Small-Cap Value Fund, the Disciplined Value Fund, the Mid-Cap Value Fund and the NFJ International Value Fund, do not offer their shares to the public as of the date of this Statement of Additional Information. The Trust may from time to time create additional series offered through new, revised or supplemented prospectuses or private placement memoranda and Statements of Additional Information.

          The PIMCO Small-Cap, Enhanced Equity, International, Former Equity Income, Select World, Europe Growth, New Asia, Telecom Innovation, Electronics Innovation, Internet Innovation, Small-Cap Technology, Healthcare Innovation, Select International, Structured Emerging Markets, Value 25, Global Innovation, Select Growth, RCM Global Equity, PPA Tax-Efficient Equity, NACM Core Equity, RCM Europe, RCM Emerging Markets, RCM Small-Cap and NFJ Equity (formerly the "NFJ Large-Cap Value") Funds and PIMCO Funds Asset Allocation Series - 90/10 Portfolio and 30/70 Portfolio, which are referred to elsewhere in this Statement of Additional Information, were formerly series of the Trust. The Small-Cap Fund was liquidated on July 28, 2000 and is no longer a series of the Trust. The NFJ Value 25 Fund is also referred to in this Statement of Additional Information. The NFJ Value 25 Fund, which was subsequently renamed the PIMCO Value 25 Fund but for purposes of this Statement of Additional Information will continue to be referred to as the NFJ Value 25 Fund, has now dissolved and is no longer a series of the Trust. The Enhanced Equity Fund liquidated on May 31, 2001 and is no longer a series of the Trust. PIMCO International Fund reorganized with and into the Select International Fund in a transaction that took place on May 4, 2001. The International Fund liquidated in connection with the transaction and is no longer a series of the Trust. The Former Equity Income Fund reorganized with and into the PEA Growth & Income Fund in a transaction that took place on June 22, 2001. The Former Equity Income Fund (which at the time was named "PIMCO Equity Income Fund") liquidated in connection with the transaction and is no longer a series of the Trust. References in this Statement of Additional Information to the "Former Equity Income Fund" refer to the former series of the Trust that reorganized on June 22, 2001; references to the NFJ Dividend Value Fund refer to the current series of the Trust. The Select World, Europe Growth, New Asia, Emerging Markets, Telecom Innovation, Electronics Innovation, Internet Innovation and Small-Cap Technology Funds liquidated on or about June 22, 2001, and are no longer series of the Trust. The 90/10 Portfolio and 30/70 Portfolio reorganized with and into the Asset Allocation Fund in a transaction that took place on October 26, 2001. The 90/10 Portfolio and 30/70 Portfolio liquidated in connection with the transaction and are no longer series of the Trust. The Healthcare Innovation Fund and the Select

International Fund reorganized with and into the PEA Innovation Fund and the RCM International Growth Equity Fund, respectively, in a transaction that took place on March 15, 2002. The Healthcare Innovation and Select International Funds were liquidated in connection with the transaction and are no longer series of the Trust. The Structured Emerging Markets Fund merged with and into the PPA Tax-Efficient Structured Emerging Markets Fund in a transaction that took place on June 26, 2002. The Structured Emerging Markets Fund liquidated in connection with the transaction and is no longer a series of the Trust. The Global Innovation Fund and the Select Growth Fund reorganized with and into the PEA Innovation Fund and the PEA Growth Fund, respectively, in transactions that took place on October 12, 2002. The Global Innovation and Select Growth Funds were liquidated in connection with the transactions and are no longer series of the Trust. The RCM Balanced Fund dissolved on June 30, 2002 and is no longer a series of the Trust. The RCM Global Equity Fund dissolved in February, 2003 and is no longer a series of the Trust. The PPA Tax-Efficient Equity Fund merged with and into the RCM Tax-Managed Growth Fund in a transaction that took place on October 10, 2003. The PPA Tax-Efficient Equity liquidated in connection with the transaction and is no longer a series of the Trust. The NFJ Equity Income Fund recently changed its name to the "NFJ Dividend Value Fund." The NFJ Basic Value Fund recently changed its name to the NFJ Large-Cap Value Fund. The NACM Core Equity, NFJ Equity, RCM Emerging Markets, RCM Europe and RCM Small-Cap Funds will be liquidated in December 2003 and, at such time, will cease to be series of the Trust.



          The Trust was organized as a Massachusetts business trust on August 24, 1990. On January 17, 1997, the Trust and PIMCO Advisors Funds, a separate trust, were involved in a transaction in which certain series of PIMCO Advisors Funds reorganized into series of the Trust. In connection with this transaction, the Trust changed its name from PIMCO Funds: Equity Advisors Series to its current name. Prior to being known as PIMCO Funds: Equity Advisors Series, the Trust was named PIMCO Advisors Institutional Funds, PFAMCO Funds and PFAMCO Fund. The PIMCO RCM Funds were reorganized into the Trust on February 1, 2002 when shares of their predecessor funds, each a series of Dresdner RCM Global Funds, Inc., were exchanged for shares of the PIMCO RCM Funds. The NACM Pacific Rim Fund was reorganized into the Trust on July 20, 2002, when shares of its predecessor fund, the Nicholas-Applegate Pacific Rim Fund, a series of Nicholas-Applegate Institutional Funds, were exchanged for shares of the NACM Pacific Rim Fund.



          As of October 1, 2002, the adviser to each of the Funds (except for the Large-Cap Value, International Value, Balanced Value, Core Equity, Small-Cap Value, Disciplined Value, Mid-Cap Value and NFJ International Value Funds) is PIMCO Advisors Fund Management LLC ("PIMCO Advisors Fund Management" or the "Adviser") (formerly, PIMCO Funds Advisors LLC). Prior to October 1, 2002, the PIMCO Advisors division of Allianz Dresdner Asset Management of America L.P. ("ADAM of America") was the adviser to each of the Funds. PIMCO Advisors Fund Management LLC is a wholly owned indirect subsidiary of ADAM of America. This change did not result in any change in the advisory or administrative services provided to or fees and expenses paid by the Funds.

INVESTMENT OBJECTIVES AND POLICIES



          In addition to the principal investment strategies and the principal risks of the Funds described in the Prospectuses, each Fund may employ other investment practices and may be subject to additional risks which are described below. Because the following is a combined description of investment strategies and risks for all the Funds, certain strategies and/or risks described below may not apply to particular Funds. Unless a strategy or policy described below is specifically prohibited by the investment restrictions listed in the Prospectuses, under "Investment Restrictions" in this Statement of Additional Information, or by applicable law, each Fund may engage in each of the practices described below. This is particularly true for the Multi-Discipline Portfolio. Because its assets are divided into five separate investment "Disciplines", each managed by a different sub-adviser, the Multi-Discipline Portfolio is subject to all of the risks and may engage in all of the strategies discussed below.


          The Asset Allocation Fund invests all of its assets in certain Funds and series of PIMS. PIMS is sometimes referred to in the Prospectuses as PIMCO
Funds: Pacific Investment Management Series. These Funds and other series in which the Asset Allocation Fund invests are referred to in this Statement as "Underlying PIMCO Funds." By investing in Underlying PIMCO Funds, the Asset Allocation Fund may have an indirect investment interest in some or all of the securities and instruments described below, depending upon how its assets are allocated among the Underlying PIMCO Funds. The Asset Allocation Fund may also have an indirect investment interest in other securities and instruments utilized by the Underlying PIMCO Funds which are series of PIMS. These securities and instruments are described in the current PIMS Prospectus for Institutional Class and Administrative Class shares and in the PIMS Statement of Additional Information. The PIMS Prospectus and Statement of Additional Information are incorporated in this document by reference. See "Investment Strategies of PIMCO Asset Allocation Fund--Incorporation by Reference" below.




          The Funds' sub-advisers, and in certain cases, portfolio managers, which are responsible for making investment decisions for the Funds, are referred to in this section and the remainder of this Statement of Additional Information as "Sub-Advisers."

U.S. Government Securities

          U.S. Government securities are obligations of, or guaranteed by, the U.S. Government, its agencies or instrumentalities. The U.S. Government does not guarantee the net asset value of the Funds' shares. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association ("GNMA"), are supported by the full faith and credit of the United States; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Treasury; others, such as those of the Federal National Mortgage Association ("FNMA"), are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; and still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality. U.S. Government securities include securities that have no coupons, or have been stripped of their unmatured interest coupons, individual interest coupons from such securities that trade separately, and evidences of receipt of such securities. Such securities may pay no cash income, and are purchased at a deep discount from their value at maturity. Because interest on zero coupon securities is not distributed on a current basis but is, in effect, compounded, zero coupon securities tend to be subject to greater market risk than interest-paying securities of similar maturities. Custodial receipts issued in connection with so-called trademark zero coupon securities, such as CATs and TIGRs, are not issued by the U.S. Treasury, and are therefore not U.S. Government securities, although the underlying bond represented by such receipt is a debt obligation of the U.S. Treasury. Other zero coupon Treasury securities (e.g., STRIPs and CUBEs) are direct obligations of the U.S. Government.

Borrowing

          Subject to the limitations described under "Investment Restrictions" below, a Fund may be permitted to borrow for temporary purposes and/or for investment purposes. Such a practice will result in leveraging of a Fund's assets and may cause a Fund to liquidate portfolio positions when it would not be advantageous to do so. This borrowing may be unsecured. Provisions of the 1940 Act require a Fund to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed, with an exception for borrowings not in excess of 5% of the Fund's total assets made for temporary administrative purposes. Any borrowings for temporary administrative purposes in excess of 5% of the Fund's total assets must maintain continuous asset coverage. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, a Fund may be required to sell some of its portfolio holdings within three days to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time. For each of the PIMCO NACM Funds, all borrowings by each Fund cannot exceed one-third of that Fund's total assets. Borrowing will tend to exaggerate the effect on net asset value of any increase or decrease in the market value of a Fund's portfolio. Money borrowed will be subject to interest costs which may or may not be recovered by appreciation of the securities purchased. A Fund also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

          From time to time, the Trust may enter into, and make borrowings for temporary purposes related to the redemption of shares under, a credit agreement with third-party lenders. Borrowings made under such a credit agreement will be allocated among the Funds pursuant to guidelines approved by the Board of Trustees.

          In addition to borrowing for temporary purposes, a Fund may enter into reverse repurchase agreements if permitted to do so under its investment restrictions. A reverse repurchase agreement involves the sale of a portfolio-eligible security by a Fund, coupled with its agreement to repurchase the instrument at a specified time and price. The Fund will segregate assets determined to be liquid by the Adviser or the Fund's Sub-Adviser in accordance with procedures established by the Board of Trustees and equal (on a daily mark-to-market basis) to its obligations under reverse repurchase agreements with broker-dealers (but not banks). However, reverse repurchase agreements involve the risk that the market value of securities retained by the Fund may decline below the repurchase price of the securities sold by the Fund which it is obligated to repurchase. Reverse repurchase agreements will be subject to the Funds' limitations on borrowings as specified under "Investment Restrictions" below.

Preferred Stock

          All Funds may invest in preferred stock. Preferred stock is a form of equity ownership in a corporation. The dividend on a preferred stock is a fixed payment which the corporation is not legally bound to pay. Certain classes of preferred stock are convertible, meaning the preferred stock is convertible into shares of common stock of the issuer. By holding convertible preferred stock, a Fund can receive a steady stream of dividends and still have the option to convert the preferred stock to common stock.

Corporate Debt Securities

          All Funds may invest in corporate debt securities and/or hold their assets in these securities for cash management purposes. The investment return of corporate debt securities reflects interest earnings and changes in the market value of the security. The market value of a corporate debt obligation may be expected to rise and fall inversely with interest rates generally. There also exists the risk that the issuers of the securities may not be able to meet their obligations on interest or principal payments at the time called for by an instrument.

          A Fund's investments in U.S. dollar or foreign currency-denominated corporate debt securities of domestic or foreign issuers are limited to corporate debt securities (corporate bonds, debentures, notes and other similar corporate debt instruments, including convertible securities) which meet the minimum ratings criteria set forth for the Fund, or, if unrated, are deemed to be comparable in quality to corporate debt securities in which the Fund may invest. The rate of return or return of principal on some debt obligations may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies.

          Among the corporate debt securities in which the Funds may invest are convertible securities. A convertible debt security is a bond, debenture, note, or other security that entitles the holder to acquire common stock or other equity securities of the same or a different issuer. A convertible security generally entitles the holder to receive interest paid or accrued until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar to non-convertible debt securities. Convertible securities rank senior to common stock in a corporation's capital structure and, therefore, generally entail less risk than the corporation's common stock.

          A convertible security may be subject to redemption at the option of the issuer at a predetermined price. If a convertible security held by a Fund is called for redemption, the Fund would be required to permit the issuer to redeem the security and convert it to underlying common stock, or would sell the convertible security to a third party.




          Under normal market conditions, each PIMCO RCM Fund except the RCM Mid-Cap Fund may invest up to 20% of its total assets in short-term debt obligations (with maturities of one year or less) issued or guaranteed by the U.S. government or foreign governments (including their respective agencies, instrumentalities, authorities and political subdivisions), debt obligations issued or guaranteed by international or supranational government entities, and debt obligations of corporate issuers. The RCM Mid-Cap Fund may invest up to 20% of its total assets in U.S. Government debt obligations. Dresdner does not currently intend to purchase U.S. or foreign debt securities on behalf of the RCM International Growth Equity Fund except on an occasional basis when Dresdner believes that unusually attractive investments are available. Such debt obligations may be unrated or rated, at the time of purchase, below investment grade by S&P, Moody's or another recognized international rating organization.




High Yield Securities ("Junk Bonds")

          Certain of the Funds may invest in debt/fixed income securities of domestic or foreign issuers that meet minimum ratings criteria set forth for a Fund, or, if unrated, are of comparable quality in the opinion of the Fund's Sub-Adviser. A description of the ratings categories used is set forth in the Appendix to this Statement of Additional Information.

          A security is considered to be below "investment grade" quality if it is either (1) not rated in one of the four highest rating categories by one of the Nationally Recognized Statistical Rating Organizations ("NRSROs") (i.e., rated Ba or below by Moody's Investors Service, Inc. ("Moody's") or BB or below by Standard & Poor's Ratings Services ("S&P")) or (2) if unrated, determined by the relevant Sub-Adviser to be of comparable quality to obligations so rated. Additional information about Moody's and S & P's securities ratings are included in Appendix A.




          Certain Funds, particularly the PEA Growth & Income Fund, may invest a portion of their assets in fixed income securities (including convertible securities) rated lower than Baa by Moody's or lower than BBB by S&P (including securities rated lower than B by Moody's or S&P) or, if not rated, determined by the Sub-Adviser to be of comparable quality. Securities rated lower than Baa by Moody's or lower than BBB by S&P are sometimes referred to as "high yield" or "junk" bonds. Investors should consider the risks associated with high yield securities before investing in these Funds. Although each of the Funds that invests in high yield securities reserves the right to do so at any time, as of the date of this Statement of Additional Information, none of these Funds invest or has the present intention to invest more than 5% of its assets in high yield securities, except that the PEA Growth & Income Fund may invest up to 10% of its assets in these securities. Investment in high yield securities generally provides greater income and increased opportunity for capital appreciation than investments in higher quality securities, but it also typically entails greater price volatility as well as principal and income risk. High yield securities are regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. The market for these securities is relatively new, and many of the outstanding high yield securities have not endured a major business recession. A long-term track record on default rates, such as that for investment grade corporate bonds, does not exist for this market. Analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of higher quality debt/fixed income securities. Each Fund of the Trust that may purchase high yield securities may continue to hold such securities following a decline in their rating if in the opinion of the Adviser or the Sub-Adviser, as the case may be, it would be advantageous to do so. Investments in high yield securities that are eligible for purchase by certain of the Funds are described as "speculative" by both Moody's and S&P.




          Investing in high yield securities involves special risks in addition to the risks associated with investments in higher rated fixed income securities. While offering a greater potential opportunity for capital appreciation and higher yields than investments in higher rated debt securities, high yield securities typically entail greater potential price volatility and may be less liquid than investment grade debt. High yield securities may be regarded as predominately speculative with respect to the issuer's continuing ability to meet principal and interest payments. Analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of higher quality debt securities, and achievement of a Fund's investment objective may, to the extent of its investments in high yield securities, depend more heavily on the Sub-Adviser's creditworthiness analysis than would be the case if the Fund were investing in higher quality securities.

          High yield securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities. The prices of high yield securities are likely to be sensitive to adverse economic downturns or individual corporate developments. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in high yield security prices because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt/fixed income securities. If an issuer of high yield securities defaults, in addition to risking payment of all or a portion of interest and principal, the Funds investing in such securities may incur additional expenses to seek recovery. In the case of high yield securities structured as "zero-coupon" or "pay-in-kind" securities, their market prices are affected to a greater extent by interest rate changes, and therefore tend to be more volatile than securities which pay interest periodically and in cash. Even though such securities do not pay current interest in cash, a Fund nonetheless is required to accrue interest income on these investments and to distribute the interest income on a current basis. Thus, a Fund could be required at times to liquidate other investments in order to satisfy its distribution requirements.

          Prices of high yield/high risk securities have been found to be less sensitive to interest rate changes than more highly rated investments, but more sensitive to economic downturns or individual corporate developments. The secondary market on which high yield securities are traded may be less liquid than the market for higher grade securities. Less liquidity in the secondary trading market could adversely affect the price at which the Funds could sell a high yield security, and could adversely affect the daily net asset value of the shares. While lower rated securities typically are less sensitive to interest rate changes than higher rated securities, the market prices of high yield/high risk securities structured as zero-coupon or pay-in-kind securities may be affected to a greater extent by interest rate changes. See Appendix A to this Statement of Additional Information for further information regarding high yield/high risk securities. For instance, adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high yield securities, especially in a thinly traded market. When secondary markets for high yield securities are less liquid than the market for higher grade securities, it may be more difficult to value the securities because such valuation may require more research, and elements of judgment may play a greater role in the valuation because there is less reliable, objective data available.

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          Debt securities are purchased and sold principally in response to current assessments of future changes in business conditions and the levels of interest rates on debt/fixed income securities of varying maturities, the availability of new investment opportunities at higher relative yields, and current evaluations of an issuer's continuing ability to meet its obligations in the future. The average maturity or duration of the debt/fixed income securities in a Fund's portfolio may vary in response to anticipated changes in interest rates and to other economic factors. Securities may be bought and sold in anticipation of a decline or a rise in market interest rates. In addition, a Fund may sell a security and purchase another of comparable quality and maturity (usually, but not always, of a different issuer) at approximately the same time to take advantage of what are believed to be short-term differentials in values or yields.

Loan Participations and Assignments

          Certain of the Funds may invest in fixed- and floating-rate loans arranged through private negotiations between an issuer of debt instruments and one or more financial institutions ("lenders"). Generally, a Fund's investments in loans are expected to take the form of loan participations and assignments of portions of loans from third parties.

          Large loans to corporations or governments may be shared or syndicated among several lenders, usually banks. A Fund may participate in such syndicates, or can buy part of a loan, becoming a direct lender. Participations and assignments involve special types of risk, including liquidity risk and the risks of being a lender. If a Fund purchases a participation, it may only be able to enforce its rights through the lender, and may assume the credit risk of the lender in addition to the borrower. In assignments, a Fund's rights against the borrower may be more limited than those held by the original lender.

Participation on Creditors Committees

          A Fund may from time to time participate on committees formed by creditors to negotiate with the management of financially troubled issuers of securities held by the Fund. Such participation may subject a Fund to expenses such as legal fees and may make the Fund an "insider" of the issuer for purposes of the federal securities laws, and therefore may restrict the Fund's ability to trade in or acquire additional positions in a particular security when it might otherwise desire to do so. Participation by a Fund on such committees also may expose the Fund to potential liabilities under the federal bankruptcy laws or other laws governing the rights of creditors and debtors. A Fund would participate on such committees only when the Adviser and the relevant Sub-Adviser believe that such participation is necessary or desirable to enforce the Fund's rights as a creditor or to protect the value of securities held by the Fund.

Variable and Floating Rate Securities

          Variable and floating rate securities provide for a periodic adjustment in the interest rate paid on the obligations. The terms of such obligations must provide that interest rates are adjusted periodically based upon an interest rate adjustment index as provided in the respective obligations. The adjustment intervals may be regular, and range from daily up to annually, or may be event based, such as based on a change in the prime rate.

          Certain of the Funds may invest in floating rate debt instruments ("floaters"). The interest rate on a floater is a variable rate which is tied to another interest rate, such as a money-market index or U.S. Treasury bill rate. The interest rate on a floater resets periodically, typically every six months. Because of the interest rate reset feature, floaters provide a Fund with a certain degree of protection against rises in interest rates, but generally do not allow the Fund to participate fully in appreciation resulting from any general decline in interest rates.

          Certain Funds may also invest in inverse floating rate debt instruments ("inverse floaters"). The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floating rate security generally will exhibit greater price volatility than a fixed rate obligation of similar credit quality. See "Mortgage-Related and Asset-Backed Securities" below.

Zero Coupon, Pay-in-Kind and Step Coupon Securities

          The Funds, and particularly the PEA Growth & Income Fund, may invest in zero coupon, pay-in-kind and step coupon securities. Zero coupon bonds are issued and traded at a discount from their face value. They do not entitle the holder to any periodic payment of interest prior to maturity. Step coupon bonds trade at a discount from their face value and pay coupon interest. The coupon rate is low for an initial period and then increases to a higher coupon rate. The discount from the face amount or par value depends on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer. Pay-in-kind bonds normally give the issuer an option to pay cash at a coupon payment date or securities with a face value equal to the amount of the coupon payment that would have been made.

          Current federal income tax law requires holders of zero coupon securities and step coupon securities to report the portion of the original issue discount on such securities that accrues during a given year as interest income, even though the holders receive no cash payments of interest during the year. In order to qualify as a "regulated investment company" under the

Internal Revenue Code of 1986 and the regulations thereunder (the "Code"), each Fund must distribute its investment company taxable income, including the original issue discount accrued on zero coupon bonds or step coupon bonds. Because the Funds will not receive cash payments on a current basis in respect of accrued original-issue discount on zero coupon bonds or step coupon bonds during the period before interest payments begin, in some years the Funds may have to distribute cash obtained from other sources in order to satisfy the distribution requirements under the Code. The Fund might obtain such cash from selling other portfolio holdings, which might cause the Fund to incur capital gains or losses on the sale. These actions are likely to reduce the assets to which Fund expenses could be allocated and to reduce the rate of return for the Fund. In addition, such sales might be necessary even though investment considerations might otherwise make it undesirable for the Fund to sell the securities at the time.

          Generally, the market prices of zero coupon, step coupon and pay-in-kind securities are more volatile than the prices of securities that pay interest periodically and in cash and are likely to respond to changes in interest rates to a greater degree than other types of debt securities having similar maturities and credit quality.

Municipal Securities

          Some of the Funds may invest in municipal securities issued by states, territories and possessions of the United States and the District of Columbia. The value of municipal obligations can be affected by changes in their actual or perceived credit quality. The credit quality of municipal obligations can be affected by, among other things, the financial condition of the issuer or guarantor, the issuer's future borrowing plans and sources of revenue, the economic feasibility of the revenue bond project or general borrowing purpose, political or economic developments in the region where the security is issued, and the liquidity of the security. Because municipal securities are generally traded over-the-counter, the liquidity of a particular issue often depends on the willingness of dealers to make a market in the security. The liquidity of some municipal obligations may be enhanced by demand features, which would enable the Fund to demand payment on short notice from the issuer or a financial intermediary. Such securities must be rated at least A by Standard & Poor's or Moody's.

          Some of the Funds may purchase insured municipal debt in which scheduled payments of interest and principal are guaranteed by a private, non-governmental or governmental insurance company. The insurance does not guarantee the market value of the municipal debt or the value of the shares of the Fund.

          Securities of issuers of municipal obligations are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Bankruptcy Reform Act of 1978. In addition, the obligations of such issuers may become subject to laws enacted in the future by Congress, state legislatures or referenda extending the time for payment of principal or interest, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. Furthermore, as a result of legislation or other conditions, the power or ability of any issuer to pay, when due, the principal of and interest on its municipal obligations may be materially affected.

Moral Obligation Securities

          Municipal securities may include "moral obligation" securities which are usually issued by special purpose public authorities. If the issuer of moral obligation bonds cannot fulfill its financial responsibilities from current revenues, it may draw upon a reserve fund, the maintenance and restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer.

Industrial Development and Pollution Control Bonds




          Tax exempt industrial development bonds and pollution control bonds, in most cases, are revenue bonds and generally are not payable from the unrestricted revenues of an issuer. They are issued by or on behalf of public authorities to raise money to finance privately operated facilities for business, manufacturing, housing, sport complexes, and pollution control. Consequently, the credit quality of these securities depend upon the ability of the user of the facilities financed by the bonds and any guarantor to meet its financial obligations.




Municipal Lease Obligations

          Some of the Funds may invest in lease obligations or installment purchase contract obligations of municipal authorities or entities ("municipal lease obligations"). Although lease obligations do not constitute general obligations of the municipality for which its taxing power is pledged, a lease obligation is ordinarily backed by the municipality's covenant to budget for, appropriate and make the payment due under the lease obligation. The Fund may also purchase "certificates of participation," which are securities issued by a particular municipality or municipal authority to evidence a proportionate interest in base rental or lease payments relating to a specific project to be made by the municipality, agency or authority. However, certain lease obligations contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in any year unless money is appropriated for such purpose for such year. Although "non-appropriation" lease obligations are secured by the leased property, disposition of the property in the event of default and foreclosure might prove difficult. In addition, these securities represent a relatively new type of financing and certain lease obligations may therefore be considered to be illiquid securities.

Short-Term Municipal Obligations

          Some of the Funds may invest in short-term municipal obligations. These securities include the following:

          Tax Anticipation Notes are used to finance working capital needs of municipalities and are issued in anticipation of various seasonal tax revenues, to be payable from these specific future taxes. They are usually general obligations of the issuer, secured by the taxing power of the municipality for the payment of principal and interest when due.

          Revenue Anticipation Notes are issued in expectation of receipt of other kinds of revenue, such as federal revenues available under the Federal Revenue Sharing Program. They also are usually general obligations of the issuer.

          Bond Anticipation Notes normally are issued to provide interim financing until long-term financing can be arranged. The long-term bonds then provide the money for the repayment of the notes.

          Construction Loan Notes are sold to provide construction financing for specific projects. After successful completion and acceptance, many such projects receive permanent financing through FNMA or GNMA.

          Short-Term Discount Notes (tax-exempt commercial paper) are short-term (365 days or less) promissory notes issued by municipalities to supplement their cash flow.

Mortgage-Related and Asset-Backed Securities

          All Funds (except the PIMCO RCM Funds) that may purchase debt securities for investment purposes may invest in mortgage-related securities, and in other asset-backed securities (unrelated to mortgage loans) that are offered to investors currently or in the future. Mortgage-related securities are interests in pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations. The value of some mortgage-related or asset-backed securities in which the Funds invest may be particularly sensitive to changes in prevailing interest rates, and, like other fixed income investments, the ability of a Fund to successfully utilize these instruments may depend in part upon the ability of the Sub-Adviser to forecast interest rates and other economic factors correctly. See "Mortgage Pass-Through Securities" below. Certain debt securities are also secured with collateral consisting of mortgage-related securities. See "Collateralized Mortgage Obligations" below.

          Mortgage Pass-Through Securities. Mortgage Pass-Through Securities are securities representing interests in "pools" of mortgage loans secured by residential or commercial real property. Interests in pools of mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their residential or commercial mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs which may be incurred. Some mortgage-related securities (such as securities issued by the Government National Mortgage Association ("GNMA")) are described as "modified pass-through." These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment.

          The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective maturity of the security beyond what was anticipated at the time of purchase. Early repayment of principal on some mortgage-related securities (arising from prepayments of principal due to sale of the underlying property, refinancing, or foreclosure, net of fees and costs which may be incurred) may expose a Fund to a lower rate of return upon reinvestment of principal. Also, if a security subject to prepayment has been purchased at a premium, the value of the premium would be lost in the event of prepayment. Like other fixed income securities, when interest rates rise, the value of a mortgage-related security generally will decline; however, when interest rates are declining, the value of mortgage-related securities with prepayment features may not increase as much as other fixed income securities. To the extent that unanticipated rates of prepayment on underlying mortgages increase the effective maturity of a mortgage-related security, the volatility of such security can be expected to increase.

          Payment of principal and interest on some mortgage pass-through securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of the U.S. Government (in the case of securities guaranteed by the GNMA) or guaranteed by agencies or instrumentalities of the U.S. Government (in the case of securities guaranteed by the Federal National Mortgage Association ("FNMA") or the Federal Home Loan Mortgage Corporation ("FHLMC"). The principal governmental guarantor of mortgage-related securities is the GNMA. GNMA is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of mortgages insured by the Federal Housing Administration (the "FHA"), or guaranteed by the Department of Veterans Affairs (the "VA").

          Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include the FNMA and the FHLMC. FNMA is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/services which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks, and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. Government. Instead, they are supported only by the discretionary authority of the U.S. Government to purchase the agency's obligations.

          FHLMC was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. It is a government-sponsored corporation formerly owned by the twelve Federal Home Loan Banks and now owned entirely by private stockholders. FHLMC issues Participation Certificates ("PCs") which represent interests in conventional mortgages from FHLMC's national portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government. Instead, they are supported only by the discretionary authority of the U.S. Government to purchase the agency's obligations.

          Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators and/or services of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. Such insurance and guarantees, and the creditworthiness of the issuers thereof, will be considered in determining whether a mortgage-related security meets the Trust's investment quality standards. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. A Fund may buy mortgage-related securities without insurance or guarantees if, through an examination of the loan experience and practices of the originator/servicers and poolers, the Sub-Adviser determines that the securities meet the Fund's quality standards. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable. A Fund will not purchase mortgage-related securities or any other assets which in the Sub-Adviser's opinion are illiquid if, as a result, more than 15% of the value of the Fund's net assets (taken at market value at the time of investment) will be invested in illiquid securities.

          Mortgage-related securities that are issued or guaranteed by the U.S. Government, its agencies or instrumentalities, are not subject to a Fund's industry concentration restrictions, see "Investment Restrictions," by virtue of the exclusion from that test available to all U.S. Government securities. In the case of privately issued mortgage-related securities, the Funds take the position that mortgage-related securities do not represent interests in any particular "industry" or group of industries. The assets underlying such securities may be represented by a portfolio of first lien residential mortgages (including both whole mortgage loans and mortgage participation interests) or portfolios of mortgage pass-through securities issued or guaranteed by GNMA, FNMA or FHLMC. Mortgage loans underlying a mortgage-related security may in turn be insured or guaranteed by the FHA or the VA. In the case of private issue mortgage-related securities whose underlying assets are neither U.S. Government securities nor U.S. Government-insured mortgages, to the extent that real properties securing such assets may be located in the same geographical region, the security may be subject to a greater risk of default than other comparable securities in the event of adverse economic, political or business developments that may affect such region and, ultimately, the ability of residential homeowners to make payments of principal and interest on the underlying mortgages.

          Collateralized Mortgage Obligations ("CMOs"). A CMO is a hybrid between a mortgage-backed bond and a mortgage pass-through security. Similar to a bond, interest and prepaid principal is paid, in most cases, semi-annually. CMOs may be collateralized by whole mortgage loans, but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or FNMA, and their income streams.

          CMOs are structured into multiple classes, each bearing a different stated maturity. Actual maturity and average life will depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes receive principal only after the first class has been retired. An investor is partially guarded against a sooner than desired return of principal because of the sequential payments.

          In a typical CMO transaction, a corporation ("issuer") issues multiple series (e.g., A, B, C, Z) of CMO bonds ("Bonds"). Proceeds of the Bond offering are used to purchase mortgages or mortgage pass-through certificates ("Collateral"). The Collateral is pledged to a third party trustee as security for the Bonds. Principal and interest payments from the Collateral are used to pay principal on the Bonds in the order A, B, C, Z. The Series A, B, and C Bonds all bear current interest. Interest on the Series Z Bond is accrued and added to principal and a like amount is paid as principal on the Series A, B, or C Bond currently being paid off. When the Series A, B, and C Bonds are paid in full, interest and principal on the Series Z Bond begin to be paid currently. With some CMOs, the issuer serves as a conduit to allow loan originators (primarily builders or savings and loan associations) to borrow against their loan portfolios.

          CMOs that are issued or guaranteed by the U.S. Government or by any of its agencies or instrumentalities will be considered U.S. Government securities by a Fund, while other CMOs, even if collateralized by U.S. Government securities, will have the same status as other privately issued securities for purposes of applying a Fund's diversification tests.

          FHLMC Collateralized Mortgage Obligations. FHLMC CMOs are debt obligations of FHLMC issued in multiple classes having different maturity dates which are secured by the pledge of a pool of conventional mortgage loans purchased by FHLMC. Unlike FHLMC PCs, payments of principal and interest on the CMOs are made semi-annually, as opposed to monthly. The amount of principal payable on each semi-annual payment date is determined in accordance with FHLMC's mandatory sinking fund schedule, which in turn, is equal to approximately 100% of FHA prepayment experience applied to the mortgage collateral pool. All sinking fund payments in the CMOs are allocated to the retirement of the individual classes of bonds in the order of their stated maturities. Payment of principal on the mortgage loans in the collateral pool in excess of the amount of FHLMC's minimum sinking fund obligation for any payment date are paid to the holders of the CMOs as additional sinking fund payments. Because of the "pass-through" nature of all principal payments received on the collateral pool in excess of FHLMC's minimum sinking fund requirement, the rate at which principal of the CMOs is actually repaid is likely to be such that each class of bonds will be retired in advance of its scheduled maturity date.

          If collection of principal (including prepayments) on the mortgage loans during any semi-annual payment period is not sufficient to meet FHLMC's minimum sinking fund obligation on the next sinking fund payment date, FHLMC agrees to make up the deficiency from its general funds.

          Criteria for the mortgage loans in the pool backing the FHLMC CMOs are identical to those of FHLMC PCS. FHLMC has the right to substitute collateral in the event of delinquencies and/or defaults.

          Commercial Mortgage-Backed Securities. Commercial Mortgage-Backed Securities include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. The market for commercial mortgage-backed securities developed more recently and in terms of total outstanding principal amount of issues is relatively small compared to the market for residential single-family mortgage-backed securities. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. Commercial mortgage-backed securities may be less liquid and exhibit greater price volatility than other types of mortgage- or asset-backed securities.

          Other Mortgage-Related Securities. Other mortgage-related securities include securities other than those described above that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, including CMO residuals or stripped mortgage-backed securities. Other mortgage-related securities may be equity or debt securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks, partnerships, trusts and special purpose entities of the foregoing.

          CMO Residuals. CMO residuals are mortgage securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

          The cash flow generated by the mortgage assets underlying a series of CMOs is applied first to make required payments of principal and interest on the CMOs and second to pay the related administrative expenses of the issuer. The residual in a CMO structure generally represents the interest in any excess cash flow remaining after making the foregoing payments. Each payment of such excess cash flow to a holder of the related CMO residual represents income and/or a return of capital. The amount of residual cash flow resulting from a CMO will depend on, among other things, the characteristics of the mortgage assets, the coupon rate of each class of CMO, prevailing interest rates, the amount of administrative expenses and the prepayment experience on the mortgage assets. In particular, the yield to maturity on CMO residuals is extremely sensitive to prepayments on the related underlying mortgage assets, in the same manner as an IO class of stripped mortgage-backed securities. See "Other Mortgage-Related Securities--Stripped Mortgage-Backed Securities." In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are based. As described below with respect to stripped mortgage-backed securities, in certain circumstances a Fund may fail to recoup some or all of its initial investment in a CMO residual.

          CMO residuals are generally purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers. The CMO residual market has developed fairly recently and CMO residuals currently may not have the liquidity of other more established securities trading in other markets. Transactions in CMO residuals are generally completed only after careful review of the characteristics of the securities in question. In addition, CMO residuals may, or pursuant to an exemption therefrom, may not, have been registered under the Securities Act of 1933, as amended (the "1933 Act"). CMO residuals, whether or not registered under the 1933 Act, may be subject to certain restrictions on transferability, and may be deemed "illiquid" and subject to a Fund's limitations on investment in illiquid securities.

          Stripped Mortgage-Backed Securities. Stripped mortgage-backed securities ("SMBS") are derivative multi-class mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

          SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the "IO" class), while the other class will receive all of the principal (the "PO" class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments

(including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a Fund's yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to recoup some or all of its initial investment in these securities even if the security is in one of the highest rating categories.

          Although SMBS are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, these securities were developed fairly recently. As a result, established trading markets have not yet developed and, accordingly, these securities may be deemed "illiquid" and subject to a Fund's limitations on investment in illiquid securities.

          Other Asset-Backed Securities. Similarly, the Adviser and Sub-Advisers expect that other asset-backed securities (unrelated to mortgage loans) will be offered to investors in the future and may be purchased by the Funds that may invest in mortgage-related securities. Several types of asset-backed securities have already been offered to investors, including Certificates for Automobile Receivables(SM) ("CARS(SM)"). CARS(SM) represent undivided fractional interests in a trust whose assets consist of a pool of motor vehicle retail installment sales contracts and security interests in the vehicles securing the contracts. Payments of principal and interest on CARS(SM) are passed through monthly to certificate holders, and are guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with the trustee or originator of the trust. An investor's return on CARS(SM) may be affected by early prepayment of principal on the underlying vehicle sales contracts. If the letter of credit is exhausted, the trust may be prevented from realizing the full amount due on a sales contract because of state law requirements and restrictions relating to foreclosure sales of vehicles and the obtaining of deficiency judgments following such sales or because of depreciation, damage or loss of a vehicle, the application of federal and state bankruptcy and insolvency laws, or other factors. As a result, certificate holders may experience delays in payments or losses if the letter of credit is exhausted.

          Consistent with a Fund's investment objectives and policies, the Adviser and Sub-Adviser also may invest in other types of asset-backed securities.

Convertible Securities

          Many of the Funds may invest in convertible securities. A Fund's Sub-Adviser will select convertible securities to be purchased by the Fund based primarily upon its evaluation of the fundamental investment characteristics and growth prospects of the issuer of the security. As a fixed income security, a convertible security tends to increase in market value when interest rates decline and to decrease in value when interest rates rise. While convertible securities generally offer lower interest or dividend yields than non-convertible fixed income securities of similar quality, their value tends to increase as the market value of the underlying stock increases and to decrease when the value of the underlying stock decreases.

          Certain Funds may invest in so-called "synthetic convertible securities," which are composed of two or more different securities whose investment characteristics, taken together, resemble those of convertible securities. For example, a Fund may purchase a non-convertible debt security and a warrant or option. The synthetic convertible differs from the true convertible security in several respects. Unlike a true convertible security, which is a single security having a unitary market value, a synthetic convertible comprises two or more separate securities, each with its own market value. Therefore, the "market value" of a synthetic convertible is the sum of the values of its fixed income component and its convertible component. For this reason, the values of a synthetic convertible and a true convertible security may respond differently to market fluctuations.

          The PIMCO RCM and PIMCO NACM Funds only invest in synthetic convertibles with respect to companies whose corporate debt securities are rated "A" or higher by Moody's or Standard & Poor's. The PIMCO RCM Funds will not invest more than 15% of their individual net assets in such synthetic securities.

Equity-Linked Securities

          The PPA Tax-Efficient Structured Emerging Markets Fund may invest up to 15% of its assets in equity-linked securities. Equity-linked securities are privately issued securities whose investment results are designed to correspond generally to the performance of a specified stock index or "basket" of stocks, or sometimes a single stock. The other Funds may also invest in equity-linked securities. To the extent that the Fund invests in an equity-linked security whose return corresponds to the performance of a foreign securities index or one or more foreign stocks, investing in equity-linked securities will involve risks similar to the risks of investing in foreign equity securities. See "Non-U.S. Securities" in this Statement of Additional Information. In addition, the Funds bear the risk that the issuer of an equity-linked security may default on its obligations under the security. Equity-linked securities are often used for many of the same purposes as, and share many of the same risks with, derivative instruments such as index futures on stock indexes, zero-strike options and warrants and swap agreements. See "Derivative Instruments" below. Equity-linked securities may be considered illiquid and thus subject to the Funds' restrictions on investments in illiquid securities.

Non-U.S. Securities



          The PPA Tax-Efficient Structured Emerging Markets and the PIMCO RCM Funds may invest in U.S. dollar or foreign currency-denominated corporate debt securities of foreign issuers; foreign equity securities, including preferred securities of foreign issuers; certain foreign bank obligations; and U.S. dollar- or foreign currency-denominated obligations of foreign governments or their subdivisions, agencies and instrumentalities, international agencies and supranational entities. The PPA Tax-Efficient Structured Emerging Markets Fund may also invest in common stocks issued by foreign companies. The PEA Growth & Income, PEA Growth, PEA Target, PEA Opportunity, Large-Cap Value, Balanced Value, Core Equity, Small-Cap Value, Disciplined Value and Mid-Cap Value Funds each may invest up to 15% of their respective assets in securities which are traded principally in securities markets outside the United States (Eurodollar certificates of deposit are excluded for purposes of these limitations), and may invest without limit in securities of foreign issuers that are traded in U.S. securities markets (including American Depository Receipts ("ADRs")). The PEA Value and PEA Renaissance Funds may invest up to 25% of their respective assets in securities which are traded principally in securities markets outside the United States (Eurodollar certificates of deposit are excluded for purposes of these limitations), and may invest without limit in securities of foreign issuers that are traded in U.S. securities markets (including American Depository Receipts ("ADRs")). The PEA Innovation Fund may invest up to 40% of its assets in securities which are traded principally in securities markets outside the United States (Eurodollar certificates of deposit are excluded for purposes of these limitations), and may invest without limit in securities of foreign issuers that are traded in U.S. securities markets (including American Depository Receipts ("ADRs")). The International Value Fund invests mainly in common stocks of non-U.S. issuers and may invest without limit in securities of foreign issuers that are traded in U.S. securities markets (including American Depository Receipts ("ADRs")). The NACM Pacific Rim and NACM Global Funds may invest in foreign securities that are restricted against transfer within the United States or to Unites States persons.



          Each of the Funds may invest in ADRs. The PEA Value, PEA Renaissance, PEA Growth, PEA Target, PEA Growth & Income, PEA Opportunity, PEA Innovation, PPA Tax-Efficient Structured Emerging Markets, Large-Cap Value, International Value, Balanced Value, Core Equity, Small-Cap Value, Disciplined Value and Mid-Cap Value Funds and the PIMCO RCM and PIMCO NACM Funds may invest in European Depository Receipts ("EDRs") or Global Depository Receipts ("GDRs"). ADRs are dollar-denominated receipts issued generally by domestic banks and represent the deposit with the bank of a security of a foreign issuer. EDRs are foreign currency-denominated receipts similar to ADRs and are issued and traded in Europe, and are publicly traded on exchanges or over-the-counter in the United States. GDRs may be offered privately in the United States and also trade in public or private markets in other countries. ADRs, EDRs and GDRs may be issued as sponsored or unsponsored programs. In sponsored programs, an issuer has made arrangements to have its securities trade in the form of ADRs, EDRs or GDRs. In unsponsored programs, the issuer may not be directly involved in the creation of the program. Although regulatory requirements with respect to sponsored and unsponsored programs are generally similar, in some cases it may be easier to obtain financial information from an issuer that has participated in the creation of a sponsored program.

          Investing in the securities of foreign issuers involves special risks and considerations not typically associated with investing in U.S. companies. These include: differences in accounting, auditing and financial reporting standards, generally higher commission rates on foreign portfolio transactions, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations (which may include suspension of the ability to transfer currency from a country), political instability which can affect U.S. investments in foreign countries and potential restrictions on the flow of international capital. In addition, foreign securities and dividends and interest payable on those securities may be subject to foreign taxes, including taxes withheld from payments on those securities. Foreign securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility. Changes in foreign exchange rates will affect the value of those securities which are denominated or quoted in currencies other than the U.S. dollar.

          The risks of investing in foreign securities are particularly high when securities of issuers based in developing (or "emerging market") countries are involved. Investing in emerging market countries involves certain risks not typically associated with investing in U.S. securities, and imposes risks greater than, or in addition to, risks of investing in foreign, developed countries. These risks include: greater risks of nationalization or expropriation of assets or confiscatory taxation; currency devaluations and other currency exchange rate fluctuations; greater social, economic and political uncertainty and instability (including the risk of war); more substantial government involvement in the economy; less government supervision and regulation of the securities markets and participants in those markets; controls on foreign investment and limitations on repatriation of invested capital and on the Fund's ability to exchange local currencies for U.S. dollars; unavailability of currency hedging techniques in certain emerging market countries; the fact that companies in emerging market countries may be smaller, less seasoned and newly organized companies; the difference in, or lack of, auditing and financial reporting standards, which may result in unavailability of material information about issuers; the risk that it may be more difficult to obtain and/or enforce a judgment in a court outside the United States; and greater price volatility, substantially less liquidity and significantly smaller market capitalization of securities markets. In addition, a number of emerging market countries restrict, to various degrees, foreign investment in securities, and high rates of inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries. Also, any change in the leadership or politics of emerging market countries, or the countries that exercise a significant influence over those countries, may halt the expansion of or reverse the liberalization of foreign investment policies now occurring and adversely affect existing investment opportunities.

          A Fund's investments in foreign currency denominated debt obligations and hedging activities will likely produce a difference between its book income and its taxable income. This difference may cause a portion of the Fund's income distributions to constitute returns of capital for tax purposes or require the Fund to make distributions exceeding book income to qualify as a regulated investment company for federal tax purposes.




          Special Risks of Investing in Russian and Other Eastern European Securities. The PPA Tax-Efficient Structured Emerging Markets and International Value Funds may each invest a significant portion of their assets in securities of issuers located in Russia and in other Eastern European countries. The political, legal and operational risks of investing in the securities of Russian and other Eastern European issuers, and of having assets custodied within these countries, may be particularly acute. Investments in Eastern European countries may involve acute risks of nationalization, expropriation and confiscatory taxation. The communist governments of a number of Eastern European countries expropriated large amounts of private property in the past, in many cases without adequate compensation, and there can be no assurance that such expropriation will not occur in the future. Also, certain Eastern European countries, which do not have market economies, are characterized by an absence of developed legal structures governing private and foreign investments and private property.




          In addition, governments in certain Eastern European countries may require that a governmental or quasi-governmental authority act as custodian of a Fund's assets invested in such country. To the extent such governmental or quasi-governmental authorities do not satisfy the requirements of the 1940 Act to act as foreign custodians of the Fund's cash and securities, the Fund's investment in such countries may be limited or may be required to be effected through intermediaries. The risk of loss through governmental confiscation may be increased in such circumstances.

          Investments in securities of Russian issuers may involve a particularly high degree of risk and special considerations not typically associated with investing in U.S. and other more developed markets, many of which stem from Russia's continuing political and economic instability and the slow-paced development of its market economy. Investments in Russian securities should be considered highly speculative. Such risks and special considerations include: (a) delays in settling portfolio transactions and the risk of loss arising out of Russia's system of share registration and custody (see below);
(b) pervasiveness of corruption, insider trading, and crime in the Russian economic system; (c) difficulties associated in obtaining accurate market valuations of many Russian securities, based partly on the limited amount of publicly available information; (d) the general financial condition of Russian companies, which may involve particularly large amounts of inter-company debt; and (e) the risk that the Russian tax system will not be reformed to prevent inconsistent, retroactive and/or exorbitant taxation or, in the alternative, the risk that a reformed tax system may result in the inconsistent and unpredictable enforcement of the new tax laws. Also, there is the risk that the government of Russia or other executive or legislative bodies may decide not to continue to support the economic reform programs implemented since the dissolution of the Soviet Union and could follow radically different political and/or economic policies to the detriment of investors, including non-market-oriented policies such as the support of certain industries at the expense of other sectors or investors, a return to the centrally planned economy that existed prior to the dissolution of the Soviet Union, or the nationalization of privatized enterprises.

          A risk of particular note with respect to direct investment in Russian securities is the way in which ownership of shares of companies is normally recorded. Ownership of shares (except where shares are held through depositories that meet the requirements of the 1940 Act) is defined according to entries in the company's share register and normally evidenced by "share extracts" from the register or, in certain limited circumstances, by formal share certificates. However, there is no central registration system for shareholders and these services are carried out by the companies themselves or by registrars located throughout Russia. The share registrars are controlled by the issuer of the securities, and investors are provided with few legal rights against such registrars. These registrars are not necessarily subject to effective state supervision nor are they licensed with any governmental entity. It is possible for a Fund to lose its registration through fraud, negligence or even mere oversight. While a Fund will endeavor to ensure that its interest continues to be appropriately recorded, which may involve a custodian or other agent inspecting the share register and obtaining extracts of share registers through regular confirmations, these extracts have no legal enforceability and it is possible that subsequent illegal amendment or other fraudulent act may deprive the Fund of its ownership rights or improperly dilute its interests. In addition, while applicable Russian regulations impose liability on registrars for losses resulting from their errors, it may be difficult for a Fund to enforce any rights it may have against the registrar or issuer of the securities in the event of loss of share registration.

          Also, although a Russian public enterprise with more than 500 shareholders is required by law to contract out the maintenance of its shareholder register to an independent entity that meets certain criteria, this regulation has not always been strictly enforced in practice. Because of this lack of independence, management of a company may be able to exert considerable influence over who can purchase and sell the company's shares by illegally instructing the registrar to refuse to record transactions in the share register. In addition, so-called "financial-industrial groups" have emerged in recent years that seek to deter outside investors from interfering in the management of companies they control. These practices may prevent a Fund from investing in the securities of certain Russian companies deemed suitable by the Fund's Sub-Adviser. Further, this also could cause a delay in the sale of Russian securities held by a Fund if a potential purchaser is deemed unsuitable, which may expose the Fund to potential loss on the investment.

Foreign Currencies




          The PIMCO NACM Funds and the PEA Value, PEA Renaissance, PEA Growth & Income, PEA Growth, PEA Target, PEA Opportunity, PEA Innovation, PPA Tax-Efficient Structured Emerging Markets, Large-Cap Value, International Value, Balanced Value, Core Equity, Small-Cap Value, Disciplined Value and Mid-Cap Value Funds invest directly in foreign currencies and may enter into forward foreign currency exchange contracts to reduce the risks of adverse changes in foreign exchange rates. In addition, the PIMCO NACM Funds and the PPA Tax-Efficient Structured Emerging Markets Fund may buy and sell foreign currency futures contracts and options on foreign currencies and foreign currency futures. The PIMCO RCM Funds (other than the RCM Mid-Cap Fund) and the NACM Pacific Rim, NACM International and NACM Global Funds may employ currency management techniques to enhance their total returns, although there is no current intention to do so. A PIMCO RCM Fund may not employ more than 30% of the value of its total assets in currency management techniques for the purpose of enhancing returns. To the extent that such techniques are used to enhance returns, they are considered speculative. In addition, the PIMCO RCM Funds (other than the RCM Mid-Cap Fund) and the PIMCO NACM Funds may enter into forward foreign currency exchange contracts, may buy and sell foreign currency futures contracts, foreign currencies and options on foreign currencies and foreign currency futures and enter into currency swaps transactions.




          A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. By entering into a forward foreign currency exchange contract, the fund "locks in" the exchange rate between the currency it will deliver and the currency it will receive for the duration of the contract. As a result, a Fund reduces its exposure to changes in the value of the currency it will deliver and increases its exposure to changes in the value of the currency it will exchange into. Contracts to sell foreign currencies would limit any potential gain which might be realized by a Fund if the value of the hedged currency increases. A Fund may enter into these contracts for the purpose of hedging against foreign exchange risks arising from the Funds' investment or anticipated investment in securities denominated in foreign currencies. Suitable hedging transactions may not be available in all circumstances. Also, such hedging transactions may not be successful and may eliminate any chance for a Fund to benefit from favorable fluctuations in relevant foreign currencies.

          The PIMCO NACM Funds and the PPA Tax-Efficient Structured Emerging Markets Fund may also enter into forward foreign currency exchange contracts for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one currency to another. To the extent that they do so, the PIMCO NACM Funds and the PPA Tax-Efficient Structured Emerging Markets Fund will be subject to the additional risk that the relative value of currencies will be different than anticipated by the particular Fund's Sub-Adviser. The PIMCO NACM Funds (except for the NACM Global, NACM International and NACM Pacific Rim Funds) may enter into forward foreign currency exchange contracts for purposes of hedging only. The PIMCO RCM Funds and the NACM Global, NACM International and NACM Pacific Rim Funds may enter into forward foreign currency exchange contracts for purposes of hedging or to seek to increase total return when the Sub-Adviser anticipates that a foreign currency will appreciate or depreciate in value, but securities denominated or quoted in that currency do not present attractive investment opportunities and are not held in the Fund's portfolio. The PIMCO RCM and PIMCO NACM Funds may additionally enter into forward contracts to protect against anticipated changes in future foreign currency exchange rates. A Fund may use one currency (or a basket of currencies) to hedge against adverse changes in the value of another currency (or a basket of currencies) when exchange rates between the two currencies are positively correlated. A Fund will segregate assets determined to be liquid by the Adviser or a Sub-Adviser in accordance with procedures established by the Board of Trustees to cover forward currency contracts entered into for non-hedging purposes. The Funds may also use foreign currency futures contracts and related options on currencies for the same reasons for which forward foreign currency exchange contracts are used.




          Special Risks Associated with the Introduction of the Euro. The gradual introduction of a single currency, the euro, beginning on January 1, 1999 for participating European nations in the European Economic and Monetary Union continues to present unique uncertainties for European securities in the markets in which they trade and with respect to the operation of the Funds that invest in securities denominated in European currencies and other European securities. The introduction of the euro is resulting in the redenomination of European debt and equity securities over a period of time. Uncertainties raised by the introduction of the euro include whether the payment and operational systems of banks and other financial institutions will function correctly, whether clearing and settlement payment systems developed for the new currency will be suitable, the valuation and legal treatment of outstanding financial contracts after January 1, 1999 that refer to existing currencies rather than the euro, and possible adverse accounting or tax consequences that may arise from the transition to the euro. These or other factors could cause market disruptions and could adversely affect the value of securities and foreign currencies held by the Funds.

          Other Investment Companies. The laws of some foreign countries may make it difficult or impossible for a Fund to invest directly in issuers organized or headquartered in those countries, or may limit such investments. The only practical means of investing in such companies may be through investment in other investment companies that in turn are authorized to invest in the securities of such issuers. In these cases and in other appropriate circumstances, each PIMCO RCM Fund may invest up to 10% (except for the RCM Mid-Cap Fund) of the value of its total assets in other investment companies but, no more than 5% of its total assets in any one investment company. Each other Fund (except the PIMCO NACM Funds) may invest up to 5% of its assets in other investment companies. None of the PIMCO NACM Funds may invest in securities of other investment companies, except (a) that a PIMCO NACM Fund will be permitted to invest all or a portion of its assets in another diversified, open-end management investment company with the same investment objective, policies and restrictions as such Fund; (b) in compliance with the Investment Company Act; or (c) as part of a merger, consolidation, acquisition or reorganization involving such Fund. No Fund may acquire more than 3% of the outstanding voting securities of any other investment company. If a Fund invests in other investment companies, it will bear its proportionate share of the other investment companies' management or administrative fees and other expenses. At the same time, the Fund would continue to pay its own management fees and other expenses.




Bank Obligations

          The Funds may invest in bank obligations. Bank obligations in which the Funds may invest include certificates of deposit, bankers' acceptances, and fixed time deposits. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers' acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation. There are generally no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party, although there is no market for such deposits. A Fund will not invest in fixed time deposits which
(1) are not subject to prepayment or (2) provide for withdrawal penalties upon prepayment (other than overnight deposits) if, in the aggregate, more than 15% of its net assets (taken at market value at the time of investment) would be invested in such deposits, repurchase agreements maturing in more than seven days and other illiquid assets. Each Fund may also hold funds on deposit with its sub-custodian bank in an interest-bearing account for temporary purposes.

          Each Fund limits its investments in United States bank obligations to obligations of United States banks (including foreign branches) which have more than $1 billion in total assets at the time of investment and are members of the Federal Reserve System or are examined by the Comptroller of the Currency or whose deposits are insured by the Federal Deposit Insurance Corporation. A Fund also may invest in certificates of deposit of savings and loan associations (federally or state chartered and federally insured) having total assets in excess of $1 billion.

          The PEA Value, PEA Renaissance, PEA Growth, PEA Target, PEA Growth & Income, PEA Opportunity, PEA Innovation, PPA Tax-Efficient Structured Emerging Markets, Large-Cap Value, International Value, Balanced Value, Core Equity, Small-Cap Value, Disciplined Value and Mid-Cap Value Funds limit their investments in foreign bank obligations to obligations of foreign banks (including United States branches of foreign banks) which at the time of investment (i) have more than $10 billion, or the equivalent in other currencies, in total assets; (ii) are among the 75 largest foreign banks in the world in terms of total assets; (iii) have branches or agencies (limited purpose offices which do not offer all banking services) in the United States; and (iv) in the opinion of the relevant Sub-Adviser, are of an investment quality comparable to obligations of United States banks in which the Funds may invest. Subject to each Fund's limitation on concentration of no more than 25% of its assets in the securities of issuers in a particular industry, there is no limitation on the amount of a Fund's assets which may be invested in obligations of foreign banks which meet the conditions set forth above.

          Obligations of foreign banks involve certain risks associated with investing in foreign securities described under "Foreign Securities" above, including the possibilities that their liquidity could be impaired because of future political and economic developments, that their obligations may be less marketable than comparable obligations of United States banks, that a foreign jurisdiction might impose withholding taxes on interest income payable on those obligations, that foreign deposits may be seized or nationalized, that foreign governmental restrictions such as exchange controls may be adopted which might adversely affect the payment of principal and interest on those obligations and that the selection of those obligations may be more difficult because there may be less publicly available information concerning foreign banks or the accounting, auditing and financial reporting standards, practices and requirements applicable to foreign banks may differ from those applicable to United States banks. Foreign banks are not generally subject to examination by any U.S. Government agency or instrumentality.

Commercial Paper

          All Funds may invest in commercial paper. Commercial paper represents short-term unsecured promissory notes issued in bearer form by banks or bank holding companies, corporations and finance companies. The commercial paper purchased by the Funds consists of U.S. dollar-denominated obligations of domestic issuers, or, additionally for the PEA Value, PEA Renaissance, PEA Growth, PEA Target, PEA Growth & Income, PEA Opportunity, PEA Innovation, PPA Tax-Efficient Structured Emerging Markets, Large-Cap Value, International Value, Balanced Value, Core Equity, Small-Cap Value, Disciplined Value and Mid-Cap Value Funds, foreign currency-denominated obligations of domestic or foreign issuers which, at the time of investment, are (i) rated "P-1" or "P-2" by Moody's or "A-1" or "A-2" or better by S&P, (ii) issued or guaranteed as to principal and interest by issuers or guarantors having an existing debt security rating of "A" or better by Moody's or "A" or better by S&P, or (iii) securities which, if not rated, are, in the opinion of the Sub-Adviser, of an investment quality comparable to rated commercial paper in which the Fund may invest. The rate of return on commercial paper may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies.

Money Market Instruments

          Each of the Funds may invest at least a portion of its assets in the following kinds of money market instruments: (1) short-term U.S. Government securities; (2) certificates of deposit, bankers' acceptances and other bank obligations rated in the two highest rating categories by at least two NRSROs, or, if rated by only one NRSRO, in such agency's two highest grades, or, if unrated, determined to be of comparable quality by the Adviser or a Sub-Adviser. Bank obligations must be those of a bank that has deposits in excess of $2 billion or that is a member of the Federal Deposit Insurance Corporation. A Fund may invest in obligations of U.S. branches or subsidiaries of foreign banks ("Yankee dollar obligations") or foreign branches of U.S. banks ("Eurodollar obligations"); (3) commercial paper rated in the two highest rating categories by at least two NRSROs, or, if rated by only one NRSRO, in such agency's two highest grades, or, if unrated, determined to be of comparable quality by the Adviser or a Sub-Adviser; (4) corporate obligations with a remaining maturity of 397 days or less whose issuers have outstanding short-term debt obligations rated in the highest rating category by at least two NRSROs, or, if rated by only one NRSRO, in such agency's highest grade, or, if unrated, determined to be of comparable quality by the Adviser or a Sub-Adviser; and (5) repurchase agreements with domestic commercial banks or registered broker-dealers.

Derivative Instruments

          The following describes certain derivative instruments and products in which certain Funds may invest and risks associated therewith.

          The Funds might not employ any of the strategies described below, and no assurance can be given that any strategy used will succeed. Also, suitable derivative and/or hedging transactions may not be available in all circumstances and there can be no assurance that a Fund will be able to identify or employ a desirable derivative and/or hedging transaction at any time or from time to time or that any such transactions will be successful.

          Options on Securities and Indexes. As described under "Characteristics and Risks of Securities and Investment Techniques--Derivatives" in the Prospectuses, certain Funds may purchase and sell both put and call options on equity, fixed income or other securities or indexes in standardized contracts traded on foreign or domestic securities exchanges, boards of trade, or similar entities, or quoted on National Association of Securities Dealers Automated Quotations ("NASDAQ") or on a regulated foreign over-the-counter market, and agreements, sometimes called cash puts, which may accompany the purchase of a new issue of bonds from a dealer. Among other reasons, a Fund may purchase put options to protect holdings in an underlying or related security against a decline in market value, and may purchase call options to protect against increases in the prices of securities it intends to purchase pending its ability to invest in such securities in an orderly manner.

          An option on a security (or index) is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option (or the cash value of the index) at a specified exercise price at any time during the term of the option. The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security. Upon exercise, the writer of an option on an index is obligated to pay the difference between the cash value of the index and the exercise price multiplied by the specified multiplier for the index option. (An index is designed to reflect features of a particular financial or securities market, a specific group of financial instruments or securities, or certain economic indicators.)

          A Fund will write call options and put options only if they are "covered." In the case of a call option on a security, the option is "covered" if the Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, cash or other assets determined to be liquid by the Sub-Adviser in accordance with procedures established by the Board of Trustees in such amount are segregated) upon conversion or exchange of other securities held by the Fund. For a call option on an index, the option is covered if the Fund segregates assets determined to be liquid by the Adviser or a Sub-Adviser in accordance with procedures established by the Board of Trustees in an amount equal to the contract value of the index. A call option is also covered if the Fund holds a call on the same security or index as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written, provided the difference is segregated by the Fund in assets determined to be liquid by the Adviser or a Sub-Adviser in accordance with procedures established by the Board of Trustees. A put option on a security or an index is "covered" if the Fund segregates assets determined to be liquid by the Sub-Adviser in accordance with procedures established by the Board of Trustees equal to the exercise price. A put option is also covered if the Fund holds a put on the same security or index as the put written where the exercise price of the put held is (i) equal to or greater than the exercise price of the put written, or (ii) less than the exercise price of the put written, provided the difference is segregated by the Fund in assets determined to be liquid by the Adviser or a Sub-Adviser in accordance with procedures established by the Board of Trustees.

          If an option written by a Fund expires unexercised, the Fund realizes a capital gain equal to the premium received at the time the option was written. If an option purchased by a Fund expires unexercised, the Fund realizes a capital loss equal to the premium paid. Prior to the earlier of exercise or expiration, an exchange-traded option may be closed out by an offsetting purchase or sale of an option of the same series (type, exchange, underlying security or index, exercise price, and expiration). In addition, a Fund may sell put or call options it has previously purchased, which could result in a net gain or loss depending on whether the amount realized on the sale is more or less than the premium and other transaction costs paid on the put or call option which is sold. There can be no assurance, however, that a closing purchase or sale transaction can be effected when the Fund desires.

          A Fund will realize a capital gain from a closing purchase transaction if the cost of the closing option is less than the premium received from writing the option, or, if it is more, the Fund will realize a capital loss. If the premium received from a closing sale transaction is more than the premium paid to purchase the option, the Fund will realize a capital gain or, if it is less, the Fund will realize a capital loss. The principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price of the underlying security or index in relation to the exercise price of the option, the volatility of the underlying security or index, and the time remaining until the expiration date.

          The premium paid for a put or call option purchased by a Fund is an asset of the Fund. The premium received for an option written by a Fund is recorded as a deferred credit. The value of an option purchased or written is marked to market daily and is valued at the closing price on the exchange on which it is traded or, if not traded on an exchange or no closing price is available, at the mean between the last bid and asked prices.



          OTC Options. The PEA Value, PEA Renaissance, PEA Growth, PEA Growth & Income, PEA Target, PEA Opportunity, PEA Innovation, Large-Cap Value, International Value, Balanced Value, Core Equity, Small-Cap Value, Disciplined Value and Mid-Cap Value Funds may enter into over-the-counter ("OTC") options transactions only with primary dealers in U.S. Government securities and only pursuant to agreements that will assure that the relevant Fund will at all times have the right to repurchase the option written by it from the dealer at a specified formula price. Over-the-counter options in which certain Funds may invest differ from traded options in that they are two-party contracts, with price and other terms negotiated between buyer and seller, and generally do not have as much market liquidity as exchange-traded options. The Funds may be required to treat as illiquid over-the-counter options purchased and securities being used to cover certain written over-the-counter options, and they will treat the amount by which such formula price exceeds the intrinsic value of the option (i.e., the amount, if any, by which the market price of the underlying security exceeds the exercise price of the option) as an illiquid investment. The PIMCO RCM Funds (other than the RCM Mid-Cap Fund) may similarly invest in dealer options.



          Risks Associated with Options on Securities and Indexes. There are several risks associated with transactions in options on securities and on indexes. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

          There can be no assurance that a liquid market will exist when a Fund seeks to close out an option position. If a Fund were unable to close out an option that it had purchased on a security, it would have to exercise the option in order to realize any profit or the option may expire worthless. If a Fund were unable to close out a covered call option that it had written on a security, it would not be able to sell the underlying security unless the option expired without exercise. As the writer of a covered call option, a Fund forgoes, during the option's life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the exercise price of the call but, as long as its obligation as a writer continues, has retained the risk of loss should the price of the underlying security decline. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price. If a put or call option purchased by the Fund is not sold when it has remaining value, and if the market price of the underlying security remains equal to or greater than the exercise price (in the case of a put), or remains less than or equal to the exercise price (in the case of a call), the Fund will lose its entire investment in the option. Also, where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price of the put or call option may move more or less than the price of the related security. Furthermore, if trading restrictions or suspensions are imposed on the options markets, a Fund may be unable to close out a position. Similarly, if restrictions on exercise were imposed, the Fund might be unable to exercise an option it has purchased. Except to the extent that a call option on an index written by the Fund is covered by an option on the same index purchased by the Fund, movements in the index may result in a loss to the Fund; however, such losses may be mitigated by changes in the value of the Fund's securities during the period the option was outstanding.

          For each of the PEA Renaissance, PEA Growth, PEA Target, PEA Opportunity, PEA Innovation, Large-Cap Value, International Value, Balanced Value, Core Equity, Small-Cap Value, Disciplined Value and Mid-Cap Value Funds, in the case of a written call option on a securities index, the Fund will own corresponding securities whose historic volatility correlates with that of the index.




          Foreign Currency Options. The PIMCO NACM Funds, PEA Growth, PEA Innovation, PEA Growth & Income, PEA Opportunity, PEA Renaissance, PEA Target, PPA Tax-Efficient Structured Emerging Markets, PEA Value, Large-Cap Value, International Value, Balanced Value, Core Equity, Small-Cap Value, Disciplined Value and Mid-Cap Value Funds may buy or sell put and call options on foreign currencies as a hedge against changes in the value of the U.S. dollar (or another currency) in relation to a foreign currency in which a Fund's securities may be denominated. The PIMCO RCM Funds (other than the RCM Mid-Cap Fund) and the NACM Global, NACM International and NACM Pacific Rim Funds may additionally use currency options to cross-hedge or to increase total return when the Sub-Adviser anticipates that the currency will appreciate or depreciate in value, but the securities quoted or denominated in that currency do not present attractive investment opportunities and are not held in such Fund's portfolio. In addition, each of the Funds that may buy or sell foreign currencies may buy or sell put and call options on foreign currencies either on exchanges or in the over-the-counter market. A put option on a foreign currency gives the purchaser of the option the right to sell a foreign currency at the exercise price until the option expires. A call option on a foreign currency gives the purchaser of the option the right to purchase the currency at the exercise price until the option expires. Currency options traded on U.S. or other exchanges may be subject to position limits which may limit the ability of a Fund to reduce foreign currency risk using such options.

          Futures Contracts and Options on Futures Contracts. Certain Funds may use interest rate, foreign currency or index futures contracts. The PEA Growth, PEA Innovation, PEA Growth & Income, PEA Opportunity, PEA Renaissance, PEA Target, PPA Tax-Efficient Structured Emerging Markets, PEA Value, NACM Global, NACM Pacific Rim, Large-Cap Value, International Value, Balanced Value, Core Equity, Small-Cap Value, Disciplined Value and Mid-Cap Value Funds may invest in foreign exchange futures contracts and options thereon ("futures options") that are traded on a U.S. or foreign exchange or board of trade, or similar entity, or quoted on an automated quotation system as an adjunct to their securities activities. The PEA Growth, PEA Innovation, PEA Growth & Income, PEA Opportunity, PEA Renaissance, PEA Target, PPA Tax-Efficient Structured Emerging Markets, PEA Value, NACM Global, NACM Pacific Rim, Large-Cap Value, International Value, Balanced Value, Core Equity, Small-Cap Value, Disciplined Value and Mid-Cap Value Funds may purchase and sell futures contracts on various securities indexes ("Index Futures") and related options for hedging purposes and for investment purposes. A Fund's purchase and sale of Index Futures is limited to contracts and exchanges which have been approved by the Commodity Futures

Trading Commission ("CFTC"). The PPA Tax-Efficient Structured Emerging Markets Fund may invest to a significant degree in Index Futures on stock indexes and related options (including those which may trade outside of the United States) as an alternative to purchasing individual stocks in order to adjust the Fund's exposure to a particular market. The Fund may invest in Index Futures and related options when a Sub-Adviser believes that there are not enough attractive securities available to maintain the standards of diversification and liquidity set for a Fund pending investment in such securities if or when they do become available. Through the use of Index Futures and related options, a Fund may diversify risk in its portfolio without incurring the substantial brokerage costs which may be associated with investment in the securities of multiple issuers. A Fund may also avoid potential market and liquidity problems which may result from increases in positions already held by the Fund. The PIMCO RCM Funds (except for the RCM Mid-Cap Fund) and the PIMCO NACM Funds may enter into futures contracts for the purchase or sale of fixed income securities, foreign currencies or contracts based on financial indices, including indices of U.S. government securities, foreign government securities, equity securities or fixed income securities and may also purchase call options and put options on securities or index futures contracts and each such Fund may also purchase and sell futures options on currencies. The PIMCO NACM Funds and the RCM Mid-Cap Fund may purchase and sell stock index futures contracts and options on such futures contracts as a hedge against changes in market conditions that may result in changes in the value of the Fund's portfolio securities and not for speculation.

          An interest rate, foreign currency or index futures contract provides for the future sale by one party and purchase by another party of a specified quantity of a financial instrument, foreign currency or the cash value of an index at a specified price and time. An Index Future is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of a securities index ("Index") at the close of the last trading day of the contract and the price at which the index contract was originally written. Although the value of an Index might be a function of the value of certain specified securities, no physical delivery of these securities is made. A unit is the value of the relevant Index from time to time. Entering into a contract to buy units is commonly referred to as buying or purchasing a contract or holding a long position in an Index. Index Futures contracts can be traded through all major commodity brokers. A Fund's purchase and sale of Index Futures is limited to contracts and exchanges which have been approved by the CFTC. A Fund will ordinarily be able to close open positions on the futures exchange on which Index Futures are then traded at any time up to and including the expiration day. As described below, a Fund will be required to segregate initial margin in the name of the futures broker upon entering into an Index Future. Variation margin will be paid to and received from the broker on a daily basis as the contracts are marked to market. For example, when a Fund has purchased an Index Future and the price of the relevant Index has risen, that position will have increased in value and the Fund will receive from the broker a variation margin payment equal to that increase in value. Conversely, when a Fund has purchased an Index Future and the price of the relevant Index has declined, the position would be less valuable and the Fund would be required to make a variation margin payment to the broker.

          A Fund may close open positions on the futures exchanges on which Index Futures are traded at any time up to and including the expiration day. All positions which remain open at the close of the last business day of the contract's life are required to settle on the next business day (based upon the value of the relevant index on the expiration day), with settlement made with the appropriate clearing house. Because the specific procedures for trading foreign stock Index Futures on futures exchanges are still under development, additional or different margin requirements as well as settlement procedures may be applicable to foreign stock Index Futures at the time a Fund purchases such instruments. Positions in Index Futures may be closed out by a Fund only on the futures exchanges upon which the Index Futures are then traded.

          The following example illustrates generally the manner in which Index Futures operate. The Standard & Poor's 100 Stock Index is composed of 100 selected common stocks, most of which are listed on the New York Stock Exchange. The S&P 100 Index assigns relative weightings to the common stocks included in the Index, and the Index fluctuates with changes in the market values of those common stocks. In the case of the S&P 100 Index, contracts are to buy or sell 100 units. Thus, if the value of the S&P 100 Index were $180, one contract would be worth $18,000 (100 units x $180). The Index Future specifies that no delivery of the actual stocks making up the Index will take place. Instead, settlement in cash must occur upon the termination of the contract, with the settlement being the difference between the contract price and the actual level of the Index at the expiration of the contract. For example, if a Fund enters into a futures contract to buy 100 units of the S&P 100 Index at a specified future date at a contract price of $180 and the S&P 100 Index is at $184 on that future date, the Fund will gain $400 (100 units x gain of $4). If the Fund enters into a futures contract to sell 100 units of the Index at a specified future date at a contract price of $180 and the S&P 100 Index is at $182 on that future date, the Fund will lose $200 (100 units x loss of $2).




          A public market exists in futures contracts covering a number of Indexes as well as financial instruments and foreign currencies, including but not limited to: the S&P 500; the S&P Midcap 400; the Nikkei 225; the NYSE composite; U.S. Treasury bonds; U.S. Treasury notes; GNMA Certificates; three-month U.S. Treasury bills; 90-day commercial paper; bank certificates of deposit; Eurodollar certificates of deposit; the Australian dollar; the Canadian dollar; the British pound; the Japanese yen; the Swiss franc; the Mexican peso; and certain multinational currencies, such as the euro. It is expected that other futures contracts in which the Funds may invest will be developed and traded in the future.




          Certain Funds may purchase and write call and put futures options. Futures options possess many of the same characteristics as options on securities and indexes (discussed above). A futures option gives the holder the right, in return for the premium paid, to assume a long position (call) or short position (put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the holder acquires a short position and the writer is assigned the opposite long position.

          A Fund will only enter into futures contracts and futures options which are standardized and traded on a U.S. or foreign exchange, board of trade, or similar entity, or in the case of futures options, for which an established over-the-counter market exists.

          When a purchase or sale of a futures contract is made by a Fund, the Fund is required to segregate a specified amount of assets determined to be liquid by the Adviser or a Sub-Adviser in accordance with procedures established by the Board of Trustees ("initial margin"). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. Margin requirements on foreign exchanges may be different than U.S. exchanges. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract which is returned to the Fund upon termination of the contract, assuming all contractual obligations have been satisfied. Each Fund expects to earn interest income on its initial margin deposits. A futures contract held by a Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day the Fund pays or receives cash, called "variation margin," equal to the daily change in value of the futures contract. This process is known as "marking to market." Variation margin does not represent a borrowing or loan by a Fund but is instead a settlement between the Fund and the broker of the amount one would owe the other if the futures contract expired. In computing daily net asset value, each Fund will mark to market its open futures positions.

          A Fund is also required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by the Fund.

          Although some futures contracts call for making or taking delivery of the underlying securities, generally these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (i.e., with the same exchange, underlying security or index, and delivery month). If an offsetting purchase price is less than the original sale price, the Fund realizes a capital gain, or if it is more, the Fund realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, the Fund realizes a capital gain, or if it is less, the Fund realizes a capital loss. Any transaction costs must also be included in these calculations.




          Limitations on Use of Futures and Futures Options. The Funds may only enter into futures contracts or futures options which are standardized and traded on a U.S. or foreign exchange or board of trade, or similar entity, or quoted on an automated quotation system. The Funds may enter into positions in futures contracts and related options for "bona fide hedging" purposes (as such term is defined in applicable regulations of the CFTC), for example, to hedge against changes in interest rates, foreign currency exchange rates or securities prices. In addition, certain Funds may utilize futures contracts for investment purposes. For instance, the PPA Tax-Efficient Structured Emerging Markets, NACM Global and NACM Pacific Rim Funds may invest to a significant degree in Index Futures on stock indexes and related options (including those which may trade outside of the United States) as an alternative to purchasing individual stocks in order to adjust their exposure to a particular market. With respect to positions in futures and related options that do not constitute bona fide hedging positions, a Fund will not enter into a futures contract or futures option contract if, immediately thereafter, the aggregate initial margin deposits relating to such positions plus premiums paid by it for open futures option positions, less the amount by which any such options are "in-the-money," would exceed 5% of the Fund's net assets. A call option is "in-the-money" if the value of the futures contract that is the subject of the option exceeds the exercise price. A put option is "in-the-money" if the exercise price exceeds the value of the futures contract that is the subject of the option. In addition, the PIMCO RCM Funds and the PIMCO NACM Funds may not purchase or sell futures contracts or purchase futures options if, immediately thereafter, more than 30% or 25%, respectively, of the value of such Fund's net assets would be hedged. The RCM Mid-Cap Fund will not engage in transactions in stock index futures options for speculation, but only as a hedge against changes in the value of securities held in the Fund's portfolio, or securities which the Sub-Adviser intends to purchase for the portfolio resulting from actual or anticipated changes in general market conditions. Such transactions will only be effected when, in the view of the Sub-Adviser, they are economically appropriate for the reduction of risks inherent in the ongoing management of the Fund's investment portfolio.




          When purchasing a futures contract, a Fund will segregate (and mark-to-market on a daily basis) assets determined to be liquid by the Adviser or a Sub-Adviser in accordance with procedures established by the Board of Trustees that, when added to the amounts deposited with a futures commission merchant as margin, are equal to the total market value of the futures contract. Alternatively, the Fund may "cover" its position by purchasing a put option on the same futures contract with a strike price as high or higher than the price of the contract held by the Fund.

          When selling a futures contract, a Fund will segregate (and mark-to-market on a daily basis) assets determined to be liquid by the Adviser or a Sub-Adviser in accordance with procedures established by the Board of Trustees that are equal to the market value of the instruments underlying the contract. Alternatively, the Fund may "cover" its position by owning the instruments underlying the contract (or, in the case of an Index Future, a portfolio with a volatility substantially similar to that of the Index on which the futures contract is based), or by holding a call option permitting the Fund to purchase the same futures contract at a price no higher than the price of the contract written by the Fund (or at a higher price if the difference is maintained in liquid assets with the Trust's custodian).

          When selling a call option on a futures contract, a Fund will segregate (and mark-to-market on a daily basis) assets determined to be liquid by the Adviser or a Sub-Adviser in accordance with procedures established by the Board of Trustees that, when added to the amounts deposited with a futures commission merchant as margin, equal the total market value of the futures contract underlying the call option. Alternatively, the Fund may cover its position by entering into a long position in the same futures contract at a price no higher than the strike price of the call option, by owning the instruments underlying the futures contract, or by holding a separate call option permitting the Fund to purchase the same futures contract at a price not higher than the strike price of the call option sold by the Fund.

          When selling a put option on a futures contract, a Fund will segregate (and mark-to-market on a daily basis) assets determined to be liquid by the Adviser or a Sub-Adviser in accordance with procedures established by the Board of Trustees that equal the purchase price of the futures contract, less any margin on deposit. Alternatively, the Fund may cover the position either by entering into a short position in the same futures contract, or by owning a separate put option permitting it to sell the same futures contract so long as the strike price of the purchased put option is the same or higher than the strike price of the put option sold by the Fund.

          Risks Associated with Futures and Futures Options. There are several risks associated with the use of futures contracts and futures options as hedging techniques. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. Some of the risk may be caused by an imperfect correlation between movements in the price of the futures contract and the price of the security or other investment being hedged. The hedge will not be fully effective where there is such imperfect correlation. Also, an incorrect correlation could result in a loss on both the hedged securities in a Fund and the hedging vehicle, so that the portfolio return might have been greater had hedging not been attempted. For example, if the price of the futures contract moves more than the price of the hedged security, a Fund would experience either a loss or gain on the future which is not completely offset by movements in the price of the hedged securities. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures and futures options on securities, including technical influences in futures trading and futures options, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading in such respects as interest rate levels, maturities, and creditworthiness of issuers. To compensate for imperfect correlations, a Fund may purchase or sell futures contracts in a greater dollar amount than the hedged securities if the volatility of the hedged securities is historically greater than the volatility of the futures contracts. Conversely, a Fund may purchase or sell fewer contracts if the volatility of the price of the hedged securities is historically less than that of the futures contracts. The risk of imperfect correlation generally tends to diminish as the maturity date of the futures contract approaches. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends. Also, suitable hedging transactions may not be available in all circumstances.

          Additionally, the price of Index Futures may not correlate perfectly with movement in the relevant index due to certain market distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the index and futures markets. Second, the deposit requirements in the futures market are less onerous than margin requirements in the securities market, and as a result, the futures market may attract more speculators than does the securities market. Increased participation by speculators in the futures market may also cause temporary price distortions. In addition, trading hours for foreign stock Index Futures may not correspond perfectly to hours of trading on the foreign exchange to which a particular foreign stock Index Future relates. This may result in a disparity between the price of Index Futures and the value of the relevant index due to the lack of continuous arbitrage between the Index Futures price and the value of the underlying index.

          Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.

          There can be no assurance that a liquid market will exist at a time when a Fund seeks to close out a futures or a futures option position, and that Fund would remain obligated to meet margin requirements until the position is closed. In addition, many of the contracts discussed above are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist.

          Additional Risks of Options on Securities, Futures Contracts, Options on Futures Contracts and Forward Currency Exchange Contracts and Options thereon. Options on securities, futures contracts, options on futures contracts, and options on currencies may be traded on foreign exchanges. Such transactions may not be regulated as effectively as similar transactions in the United States; may not involve a clearing mechanism and related guarantees; and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities. Some foreign exchanges may be principal markets so that no common clearing facility exists and a trader may look only to the broker for performance of the contract. The value of such positions also could be adversely affected by (i) other complex foreign political, legal and economic factors,
(ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in the Trust's ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States and (v) lesser trading volume. In addition, unless a Fund hedges against fluctuations in the exchange rate between the U.S. dollar and the currencies in which trading is done on foreign exchanges, any profits that a Fund might realize in trading could be eliminated by adverse changes in the exchange rate, or the Fund could incur losses as a result of those changes. The value of some derivative instruments in which the Funds may invest may be particularly sensitive to changes in prevailing interest rates, and, like the other investments of the

Funds, the ability of a Fund to successfully utilize these instruments may depend in part upon the ability of the Sub-Adviser to forecast interest rates and other economic factors correctly. If the Sub-Adviser incorrectly forecasts such factors and has taken positions in derivative instruments contrary to prevailing market trends, the Funds could be exposed to risk of loss. In addition, a Fund's use of such instruments may cause the Fund to realize higher amounts of short-term capital gains (generally taxed to shareholders at ordinary income tax rates) than if the Fund had not used such instruments.




          Swap Agreements. The PPATax-Efficient Structured Emerging Markets Fund may enter into equity index swap agreements for purposes of attempting to gain exposure to the stocks making up an index of securities in a market without actually purchasing those stocks. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or "swapped" between the parties are calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, or in a "basket" of securities representing a particular index.

          Most swap agreements entered into by the Funds calculate the obligations of the parties to the agreement on a "net basis." Consequently, a Fund's current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). A Fund's current obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by segregating assets determined to be liquid by the Adviser or a Sub-Adviser in accordance with procedures established by the Board of Trustees, to avoid any potential leveraging of the Fund's portfolio. Obligations under swap agreements so covered will not be construed to be "senior securities" for purposes of a Fund's investment restriction concerning senior securities. A Fund will not enter into a swap agreement with any single party if the net amount owed or to be received under existing contracts with that party would exceed 5% of the Fund's assets.




          The PIMCO NACM Funds, for hedging purposes, may enter into interest rate and currency swap transactions and purchase or sell interest rate and currency caps and floors. The PIMCO NACM Funds will usually enter into interest rate swaps on a net basis (i.e. the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of the Fund's obligations over its entitlement with respect to each interest rate or currency swap will be calculated on a daily basis and an amount of cash or other liquid assets having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account by the Fund's custodian. If the Fund enters into an interest rate or currency swap on other than a net basis it will maintain a segregated account in the full amount accrued on a daily basis of its obligations with respect to the swap. The PIMCO NACM Funds will not enter into any interest rate or currency swap, cap or floor transaction unless the unsecured senior debt or the claims-paying ability of the other party thereto is rated at least "high quality" by at least one Nationally Recognized Rating Organization at the time of entering into such transaction. The Sub-Adviser will monitor the creditworthiness of all counterparties on an ongoing basis.

          Whether a Fund's use of swap agreements will be successful in furthering its investment objective will depend on the Sub-Adviser's ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Because they are two party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The Funds will enter into swap agreements only with counterparties that meet certain standards of creditworthiness (generally, such counterparties would have to be eligible counterparties under the terms of the Funds' repurchase agreement guidelines). The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect a Fund's ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

          Roll Transactions. In addition, thePIMCO NACM Funds may participate in 'roll' transactions which are the sale of GNMA certificates and other securities together with a commitment to purchase similar, but not identical, securities at a later date from the same party. During the roll period, the Fund forgoes principal and interest paid on the securities. The Fund is compensated by the difference between the current sales price and the forward price for the future purchase, as well as by the interest earned on the cash proceeds of the initial sale. Like when-issued securities or firm commitments, roll transactions involve the risk that the market value of the securities sold by the Fund may decline below the price at which the Fund is committed to purchase similar securities. Additionally, in the event the buyer of securities under a roll transaction files for bankruptcy or becomes insolvent, the Fund's use of the proceeds of the transactions may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities. The Fund will engage in roll transactions for the purpose of acquiring securities for its portfolio consistent with its investment objective and policies and not for investment leverage. Nonetheless, roll transactions are speculative techniques and are considered to be the economic equivalent of borrowings by the Fund. To avoid leverage, the Fund will establish a segregated account with its Custodian in which it will maintain liquid assets in an amount sufficient to meet its payment obligations with respect to these transactions. The Fund will not enter into roll transactions if, as a result, more than 50% of the Fund's net assets would be segregated to cover such contracts.

When-Issued, Delayed Delivery and Forward Commitment Transactions




          A Fund (except for the RCM Mid-Cap Fund) may purchase or sell securities on a when-issued or delayed delivery basis. These transactions involve a commitment by the Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place more than seven days in the future, or after a period longer than the customary settlement period for that type of security. When delayed delivery purchases are outstanding, the Fund will segregate until the settlement date assets determined to be liquid by the Adviser or a Sub-Adviser in accordance with procedures established by the Board of Trustees in an amount sufficient to meet the purchase price. Typically, no income accrues on securities purchased on a delayed delivery basis prior to the time delivery of the securities is made, although a Fund may earn income on segregated securities. When purchasing a security on a delayed delivery basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. Because a Fund is not required to pay for the security until the delivery date, these risks are in addition to the risks associated with the Fund's other investments. If the Fund remains substantially fully invested at a time when delayed delivery purchases are outstanding, the delayed delivery purchases may result in a form of leverage. When the Fund has sold a security on a delayed delivery basis, the Fund does not participate in future gains or losses with respect to the security. If the other party to a delayed delivery transaction fails to deliver or pay for the securities, the Fund could miss a favorable price or yield opportunity or could suffer a loss. A Fund may dispose of or renegotiate a delayed delivery transaction after it is entered into, and may sell when-issued securities before they are delivered, which may result in a capital gain or loss. There is no percentage limitation on the extent to which the Funds may purchase or sell securities on a delayed delivery basis. The PIMCO NACM Funds do not intend to engage in these transactions for speculative purposes but only in furtherance of their investment objectives.




          Each Fund may make contracts to purchase securities for a fixed price at a future date beyond customary settlement time ("forward commitments") if the Fund either (i) segregates until the settlement date assets determined to be liquid by the Adviser or a Sub-Adviser in accordance with procedures established by the Board of Trustees in an amount sufficient to meet the purchase price or
(ii) enters into an offsetting contract for the forward sale of securities of equal value that it owns. Certain Funds may enter into forward commitments for the purchase or sale of foreign currencies. Forward commitments may be considered securities in themselves. They involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in value of the Fund's other assets. A Fund may dispose of a commitment prior to settlement and may realize short-term profits or losses upon such disposition.

Warrants to Purchase Securities



          Certain Funds may invest in warrants to purchase equity or fixed income securities. Bonds with warrants attached to purchase equity securities have many characteristics of convertible bonds and their prices may, to some degree, reflect the performance of the underlying stock. Bonds also may be issued with warrants attached to purchase additional fixed income securities at the same coupon rate. A decline in interest rates would permit a Fund to buy additional bonds at the favorable rate or to sell the warrants at a profit. If interest rates rise, the warrants would generally expire with no value. As a matter of operating policy, no PIMCO RCM Fund will invest more than 5% (10% for the RCM Mid-Cap Fund) of its net assets in warrants.



Repurchase Agreements

          For the purposes of maintaining liquidity and achieving income, each Fund may enter into repurchase agreements with domestic commercial banks or registered broker/dealers. The PIMCO RCM Funds will not enter into repurchase agreements with maturities in excess of seven days if immediately after and as a result of such transaction the value of the PIMCO RCM Fund's holdings of such repurchase agreements exceeds 10% (15%, in the case of the RCM Tax-Managed Growth Fund) of the value of the Fund's total assets. A repurchase agreement is a contract under which a Fund would acquire a security for a relatively short period (usually not more than one week) subject to the obligation of the seller to repurchase and the Fund to resell such security at a fixed time and price (representing the Fund's cost plus interest). In the case of repurchase agreements with broker-dealers, the value of the underlying securities (or collateral) will be at least equal at all times to the total amount of the repurchase obligation, including the interest factor. The Fund bears a risk of loss in the event that the other party to a repurchase agreement defaults on its obligations and the Fund is delayed or prevented from exercising its rights to dispose of the collateral securities. This risk includes the risk of procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price. The Adviser and the Sub-Advisers, as appropriate, will monitor the creditworthiness of the counterparties.

Securities Loans




          Subject to certain conditions described in the Prospectuses and below, each of the PEA Value, NFJ Dividend Value, NFJ Large-Cap Value, CCM Focused Growth, CCM Capital Appreciation, CCM Mid-Cap, NFJ Small-Cap Value, PEA Growth & Income, PEA Target, CCM Emerging Companies, PPA Tax-Efficient Structured Emerging Markets, Large-Cap Value, International Value, Balanced Value, Core Equity, Small-Cap Value, Disciplined Value and Mid-Cap Value Funds may make secured loans of its portfolio securities to brokers, dealers and other financial institutions amounting to no more than 33 1/3% of its total assets; each of the PIMCO NACM Funds may make such loans amounting to no more than 30% of its total assets; and each of the PEA Renaissance, PEA Growth, PEA Opportunity and PEA Innovation Funds may make such loans amounting to no more than 25% of its total assets. The PIMCO RCM Funds may also make such loans to the extent permitted by the 1940 Act. Additionally, under the terms of exemptive relief granted by the Securities and Exchange Commission, the Funds many loan their securities to affiliates of PIMCO Advisors Fund Management. The risks in lending portfolio securities, as with other extensions of credit, consist of possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. However, such loans will be made only to broker-dealers that are believed by the Adviser or the Sub-Advisers to be of relatively high credit standing. Securities loans are made to broker-dealers pursuant to agreements requiring that loans be continuously secured by collateral consisting of U.S. Government securities, cash or cash equivalents (negotiable certificates of deposit, bankers' acceptances or letters of credit) maintained on a daily mark-to-market basis in an amount at least equal at all times to the market value of the securities lent. The borrower pays to the lending Fund an amount equal to any dividends or interest received on the securities lent. The Fund may invest the cash collateral received (generally in money market investments or money market funds) or receive a fee from the borrower. In the case of cash collateral, the Fund typically pays a rebate to the borrower. Although voting rights or rights to consent with respect to the loaned securities pass to the borrower, the Fund retains the right to call the loans and obtain the return of the securities loaned at any time on reasonable notice, and it will do so in order that the securities may be voted by the Fund if the holders of such securities are asked to vote upon or consent to matters materially affecting the investment. The Fund may also call such loans in order to sell the securities involved. Each Fund's performance will continue to reflect changes in the value of the securities loaned and will also reflect the receipt of either interest, through investment of cash collateral by the Fund in permissible investments, or a fee, if the collateral is U.S. Government securities.



Stocks of Small and Medium Capitalization Companies

          Certain of the Funds may invest in common stock of companies with market capitalizations that are small compared to those of other publicly traded companies. Generally, small market capitalization is considered to be less than $1.5 billion and large market capitalization is considered to be more than $5 billion. Funds may also use a different metric for determining relative market capitalization. Investments in larger companies present certain advantages in that such companies generally have greater financial resources, more extensive research and development, manufacturing, marketing and service capabilities, and more stability and greater depth of management and technical personnel. Investments in smaller, less seasoned companies may present greater opportunities for growth but also may involve greater risks than customarily are associated with more established companies. The securities of smaller companies may be subject to more abrupt or erratic market movements than larger, more established companies. These companies may have limited product lines, markets or financial resources, or they may be dependent upon a limited management group. Their securities may be traded in the over-the-counter market or on a regional exchange, or may otherwise have limited liquidity. As a result of owning large positions in this type of security, a Fund is subject to the additional risk of possibly having to sell portfolio securities at disadvantageous times and prices if redemptions require the Fund to liquidate its securities positions. In addition, it may be prudent for a Fund with a relatively large asset size to limit the number of relatively small positions it holds in securities having limited liquidity in order to minimize its exposure to such risks, to minimize transaction costs, and to maximize the benefits of research. As a consequence, as a Fund's asset size increases, the Fund may reduce its exposure to illiquid small capitalization securities, which could adversely affect performance.

          Many of the Funds may also invest in stocks of companies with medium market capitalizations. Whether a U.S. issuer's market capitalization is medium is determined by reference to the capitalization for all issuers whose equity securities are listed on a United States national securities exchange or which are reported on NASDAQ. Issuers with market capitalizations within the range of capitalization of companies included in the S&P Mid Cap 400 Index may be regarded as being issuers with medium market capitalizations. Such investments share some of the risk characteristics of investments in stocks of companies with small market capitalizations described above, although such companies tend to have longer operating histories, broader product lines and greater financial resources, and their stocks tend to be more liquid and less volatile than those of smaller capitalization issuers.

Illiquid Securities




          Each Fund may invest in securities that are illiquid so long as no more than 15% (5% for the RCM Mid-Cap Fund) of the net assets of the Fund (taken at market value at the time of investment) would be invested in such securities. Certain illiquid securities may require pricing at fair value as determined in good faith under the supervision of the Board of Trustees. A Sub-Adviser may be subject to significant delays in disposing of illiquid securities, and transactions in illiquid securities may entail registration expenses and other transaction costs that are higher than those for transactions in liquid securities.




          The term "illiquid securities" for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which a Fund has valued the securities. Illiquid securities are considered to include, among other things, written over-the-counter options, securities or other liquid assets being used as cover for such options, repurchase agreements with maturities in excess of seven days, certain loan participation interests, fixed time deposits which are not subject to prepayment or provide for withdrawal penalties upon prepayment (other than overnight deposits), securities that are subject to legal or contractual restrictions on resale (such as privately placed debt securities), and other securities which legally or in the Adviser's or a Sub-Adviser's opinion may be deemed illiquid (not including securities issued pursuant to Rule 144A under the Securities Act of 1933 and certain commercial paper that the Adviser or a Sub-Adviser has determined to be liquid under procedures approved by the Board of Trustees).

Inflation-Indexed Bonds

          Certain Funds may invest in inflation-indexed bonds, which are fixed income securities whose value is periodically adjusted according to the rate of inflation. Two structures are common. The U.S. Treasury and some other issuers utilize a structure that accrues inflation into the principal value of the bond. Most other issuers pay out the Consumer Price Index ("CPI") accruals as part of a semiannual coupon.

          Inflation-indexed securities issued by the U.S. Treasury have maturities of approximately five, ten or thirty years, although it is possible that securities with other maturities will be issued in the future. The U.S. Treasury securities pay interest on a semi-annual basis equal to a fixed percentage of the inflation-adjusted principal amount. For example, if a Fund purchased an inflation-indexed bond with a par value of $1,000 and a 3% real rate of return coupon (payable 1.5% semi-annually), and the rate of inflation over the first six months was 1%, the mid-year par value of the bond would be $1,010 and the first semi-annual interest payment would be $15.15 ($1,010 times 1.5%). If inflation during the second half of the year resulted in the whole year's inflation equaling 3%, the end-of-year par value of the bond would be $1,030 and the second semi-annual interest payment would be $15.45 ($1,030 times 1.5%).

          If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed and will fluctuate. A Fund may also invest in other inflation-related bonds which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal amount.

          The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if the rate of inflation rises at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds.

          While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond's inflation measure.

          The periodic adjustment of U.S. inflation-indexed bonds is tied to the Consumer Price Index for Urban Consumers ("CPI-U"), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index calculated by that government. There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States.

          Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

Delayed Funding Loans and Revolving Credit Facilities

          The Funds may also enter into, or acquire participations in, delayed funding loans and revolving credit facilities. Delayed funding loans and revolving credit facilities are borrowing arrangements in which the lender agrees to make loans up to a maximum amount upon demand by the borrower during a specified term. A revolving credit facility differs from a delayed funding loan in that as the borrower repays the loan, an amount equal to the repayment may be borrowed again during the term of the revolving credit facility. These commitments may have the effect of requiring a Fund to increase its investment in a company at a time when it might not otherwise decide to do so (including a time when the company's financial condition makes it unlikely that such amounts will be repaid).

          The Funds may acquire a participation interest in delayed funding loans or revolving credit facilities from a bank or other financial institution. See "Loan Participations and Assignments" above. The terms of the participation require a Fund to make a pro rata share of all loans extended to the borrower and entitles a Fund to a pro rata share of all payments made by the borrower. Delayed funding loans and revolving credit facilities usually provide for floating or variable rates of interest. To the extent that a Fund is committed to advance additional funds, it will at all times segregate assets, determined to be liquid by the Adviser or a Sub-Adviser in accordance with procedures established by the Board of Trustees, in an amount sufficient to meet such commitments.

Event-Linked Bonds

          Certain of the Funds may invest in "event-linked bonds." Event-linked bonds, which are sometimes referred to as "catastrophe bonds," are fixed income securities for which the return of principal and payment of interest is contingent on the non-occurrence of a specific "trigger" event, such as a hurricane or an earthquake. They may be issued by government agencies, insurance companies, reinsurers, special purpose corporations or other on-shore or off-shore entities. If a trigger event causes losses exceeding a specific amount in the geographic region and time period specified in a bond, a Fund investing in the bond may lose a portion or all of its principal invested in the bond. If no trigger event occurs, the Fund will recover its principal plus interest. For some event-linked bonds, the trigger event or losses may be based on company wide losses, index-portfolio losses, industry indices or readings of scientific instruments rather than specified actual losses. Often the event-linked bonds provide for extensions of maturity that are mandatory, or optional at the discretion of the issuer, in order to process and audit loss claims in those cases where a trigger event has, or possibly has, occurred. In addition to the specified trigger events, event-linked bonds may also expose a Fund to certain unanticipated risks including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations and adverse tax consequences.

          Event-linked bonds are a relatively new type of financial instrument. As such, there is no significant trading history of these securities, and there can be no assurance that a liquid market in these instruments will develop. See "Characteristics and Risks of Securities and Investment Techniques--Illiquid Securities" in the Prospectuses. Lack of a liquid market may impose the risk of higher transaction costs and the possibility that a Fund may be forced to liquidate positions when it would not be advantageous to do so. Event-linked bonds are typically rated, and the Fund will only invest in event-linked bonds that meet the credit quality requirements for the Fund.

Hybrid Instruments

          Certain of the Funds may invest in "hybrid" or indexed securities. A hybrid instrument can combine the characteristics of securities, futures, and options. For example, the principal amount or interest rate of a hybrid could be tied (positively or negatively) to the price of some commodity, currency or securities index or another interest rate (each a "benchmark"). The interest rate or (unlike most fixed income securities) the principal amount payable at maturity of a hybrid security may be increased or decreased, depending on changes in the value of the benchmark.

          Hybrids can be used as an efficient means of pursuing a variety of investment goals, including currency hedging, duration management, and increased total return. Hybrids may not bear interest or pay dividends. The value of a hybrid or its interest rate may be a multiple of a benchmark and, as a result, may be leveraged and move (up or down) more steeply and rapidly than the benchmark. These benchmarks may be sensitive to economic and political events, such as commodity shortages and currency devaluations, which cannot be readily foreseen by the purchaser of a hybrid. Under certain conditions, the redemption value of a hybrid could be zero. Thus, an investment in a hybrid may entail significant market risks that are not associated with a similar investment in a traditional, U.S. dollar-denominated bond that has a fixed principal amount and pays a fixed rate or floating rate of interest. The purchase of hybrids also exposes a Fund to the credit risk of the issuer of the hybrids. These risks may cause significant fluctuations in the net asset value of a Fund. Accordingly, no Fund will invest more than 5% of its assets (taken at market value at the time of investment) in hybrid instruments.

          Certain issuers of structured products such as hybrid instruments may be deemed to be investment companies as defined in the 1940 Act. As a result, a Fund's investments in these products will be subject to limits applicable to investments in investment companies and may be subject to restrictions contained in the 1940 Act.

Short Sales


          The Funds may engage in short sales transactions to the extent consistent with their investment restrictions set forth under "Investment Restrictions" below. A short sale that is not made "against the box" is a transaction in which a Fund sells a security it does not own in anticipation of a decline in market price. When a Fund makes a short sale, the proceeds it receives are retained by the broker until the Fund replaces the borrowed security. In order to deliver the security to the buyer, the Fund must arrange through a broker to borrow the security and, in so doing, the Fund becomes obligated to replace the security borrowed at its market price at the time of replacement, whatever that price may be.


          The value of securities of any issuer in which a Fund maintains a short position that is not "against the box" may not exceed the lesser of 5% of the value of the Fund's net assets or 5% of the securities of such class of the issuer. A Fund's ability to enter into short sales transactions is limited by the requirements of the 1940 Act.

          Short sales by a Fund that are not made "against the box" create opportunities to increase the Fund's return but, at the same time, involve special risk considerations and may be considered a speculative technique. Since a Fund in effect profits from a decline in the price of the securities sold short without the need to invest the full purchase price of the securities on the date of the short sale, the Fund's net asset value per share will tend to increase more when the securities it has sold short decrease in value, and to decrease more when the securities it has sold short increase in value, than would otherwise be the case if it had not engaged in such short sales. Short sales theoretically involve unlimited loss potential, as the market price of securities sold short may continuously increase, although a Fund may mitigate such losses by replacing the securities sold short before the market price has increased significantly. Under adverse market conditions, a Fund might have difficulty purchasing securities to meet its short sale delivery obligations, and might have to sell portfolio securities to raise the capital necessary to meet its short sale obligations at a time when fundamental investment considerations would not favor such sales.

          If a Fund makes a short sale "against the box," the Fund would not immediately deliver the securities sold and would not receive the proceeds from the sale. The seller is said to have a short position in the securities sold until it delivers the securities sold, at which time it receives the proceeds of the sale. A Fund's decision to make a short sale "against the box" may be a technique to hedge against market risks when the Investment Manager believes that the price of a security may decline, causing a decline in the value of a security owned by the Fund or a security convertible into or exchangeable for such security. In such case, any future losses in the Fund's long position would be reduced by a gain in the short position.

          In the view of the Securities and Exchange Commission ("SEC"), a short sale involves the creation of a "senior security" as such term is defined in the 1940 Act, unless the sale is "against the box" and the securities sold are placed in a segregated account, or unless the Fund's obligation to deliver the securities sold short is "covered" by segregating cash, U.S. Government securities or other liquid debt or equity securities in an amount equal to the difference between the market value of the securities sold short at the time of the short sale and any cash or securities required to be deposited as collateral with a broker in connection with the sale (not including the proceeds from the short sale), which difference is adjusted daily for changes in the value of the securities sold short. The total value of the cash and securities deposited with the broker and otherwise segregated may not at any time be less than the market value of the securities sold short atthe time of the short sale.

          To avoid limitations under the 1940 Act on borrowing by investment companies, short sales by each Fund that may sell securities short will be "against the box", or the Fund's obligation to deliver the securities sold short will be "covered" by segregating cash, U.S. Government securities or other liquid debt or equity securities in an amount equal to the market value of its delivery obligation. A Fund will not make short sales of securities or maintain a short position if doing so could create liabilities or require collateral deposits and segregation of assets aggregating more than 25% of the value of the Fund's total assets.



Investment Strategies of PIMCO Asset Allocation Fund - Incorporation by
Reference

         The Asset Allocation Fund invests all of its assets in Underlying PIMCO Funds, which include certain Funds of the Trust and series of PIMS as specified in the Prospectuses. By investing in Underlying PIMCO Funds, the Asset Allocation Fund may be subject to some or all of the risks associated with the securities, instruments and techniques utilized by the Funds described above. It may also be subject to additional risks associated with other securities, instruments and techniques utilized by Underlying Funds which are series of PIMS. The PIMS series and their attendant risks as described in the current PIMS Prospectus for Institutional Class and Administrative Class shares and PIMS Statement of Additional Information, which are included in the PIMS registration statement (File Nos. 033-12113 and 811-5028) on file with the Securities and Exchange Commission and are incorporated into this document by reference. The PIMS documents may be obtained free of charge by calling PIMCO Advisors Distributors LLC at 1-800-426-0107.


INVESTMENT RESTRICTIONS

Fundamental Investment Restrictions

          The investment restrictions set forth below are fundamental policies of the PEA Renaissance, PEA Growth, PEA Target, PEA Opportunity, PEA Innovation, Large-Cap Value, International Value, Balanced Value, Core Equity, Small-Cap Value, Disciplined Value and Mid-Cap Value Funds and may not be changed with respect to any such Fund without shareholder approval by vote of a majority of the outstanding voting securities of that Fund. Under these restrictions:

          (1) each of the above-mentioned Funds may borrow money to the maximum extent permitted by law, including without limitation (i) borrowing from banks or entering into reverse repurchase agreements, or employing similar investment techniques, and pledging its assets in connection therewith, if immediately after each borrowing and continuing thereafter, there is asset coverage of 300%, and (ii) entering into reverse repurchase agreements and transactions in options, futures, options on futures, and forward foreign currency contracts, except that, with respect to the PEA Innovation Fund only, this fundamental restriction is as follows: the PEA Innovation Fund may not borrow money in excess of 10% of the value (taken at the lower of cost or current value) of such Fund's total assets (not including the amount borrowed) at the time the borrowing is made, and then only from banks as a temporary measure to facilitate the meeting of redemption requests (not for leverage) which might otherwise require the untimely disposition of portfolio investments or for extraordinary or emergency purposes. Such borrowings will be repaid before any additional investments are purchased;

          (2) none of the above-mentioned Funds may pledge, hypothecate, mortgage or otherwise encumber its assets in excess of 10% of such Fund's total assets (taken at cost) and then only to secure borrowings permitted by Restriction (1) above. (The deposit of securities or cash or cash equivalents in escrow in connection with the writing of covered call or put options, respectively, is not deemed to be pledges or other encumbrances.) (For the purpose of this restriction, collateral arrangements with respect to the writing of options, futures contracts, options on futures contracts, and collateral arrangements with respect to initial and variation margin are not deemed to be a pledge of assets and neither such arrangements nor the purchase or sale of futures or related options are deemed to be the issuance of a senior security.);

          (3) none of the above-mentioned Funds may underwrite securities issued by other persons except to the extent that, in connection with the disposition of its portfolio investments, it may be deemed to be an underwriter under federal securities laws;

          (4) none of the above-mentioned Funds may purchase or sell real estate, although it may purchase securities of issuers which deal in real estate, including securities of real estate investment trusts, and may purchase securities which are secured by interests in real estate;

          (5) none of the above-mentioned Funds may acquire more than 10% of the voting securities of any issuer, both with respect to any such Fund and to the Funds to which this policy relates, in the aggregate;

          (6) none of the above-mentioned Funds may concentrate more than 25% of the value of its total assets in any one industry, except that the PEA Innovation Fund will concentrate more than 25% of its assets in companies which use innovative technologies to gain a strategic, competitive advantage in their industry as well as companies that provide and service those technologies;

          (7) none of the above-mentioned Funds may purchase or sell commodities or commodity contracts except that the Funds may purchase and sell financial futures contracts and related options;

          (8) none of the above-mentioned Funds may make loans, except by purchase of debt obligations or by entering into repurchase agreements or through the lending of the Fund's portfolio securities with respect to not more than 25% of its total assets (33 1/3% in the case of the PEA Target, Large-Cap Value, International Value, Balanced Value, Core Equity, Small-Cap Value, Disciplined Value and Mid-Cap Value Funds); and

          (9) none of the above-mentioned Funds may issue senior securities, except insofar as such Fund may be deemed to have issued a senior security by reason of borrowing money in accordance with the Fund's borrowing policies, and except that for purposes of this investment restriction, collateral, escrow, or margin or other deposits with respect to the making of short sales, the purchase or sale of futures contracts or related options, purchase or sale of forward foreign currency contracts, and the writing of options on securities are not deemed to be an issuance of a senior security.

          Notwithstanding the provisions of fundamental investment restrictions
(1) and (9) above, each of the above-mentioned Funds may borrow money for temporary administrative purposes. To the extent that borrowings for temporary administrative purposes exceed 5% of the total assets of a Fund, such excess shall be subject to the 300% asset coverage requirements set forth above.


          The investment restrictions set forth below are fundamental policies of the NFJ International Value Fund and may not be changed without shareholder approval by a vote of a majority of the outstanding voting securities of the Fund. Under these restrictions:

          (1) the Fund may not invest in a security if, as a result of such investment, more than 25% of its total assets (taken at market value at the time of such investment) would be invested in the securities of issuers in any particular industry, except that this restriction does not apply to securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities (or repurchase agreements with respect thereto);

          (2) the Fund may not purchase or sell real estate, although it may purchase securities secured by real estate or interests therein, or securities issued by companies in the real estate industry or which invest in real estate or interests therein;

          (3) the Fund may not purchase or sell commodities or commodities contracts (which, for the purpose of this restriction, shall not include foreign currency or forward foreign currency contracts or swap agreements), except that each Fund may engage in interest rate futures contracts, stock index futures contacts, futures contracts based on other financial instruments or one or more groups of instruments, and on options on such futures contracts;

          (4) the Fund may not purchase securities on margin, except for use of short-term credit necessary for clearance of purchases and sales of portfolio securities, but it may make margin deposits in connection with transactions in options, futures, and options on futures, and except that effecting short sales will be deemed not to constitute a margin purchase for purposes of this restriction;

          (5) the Fund may borrow money to the maximum extent permitted by law, including without limitation (i) borrowing from banks or entering into reverse repurchase agreements, or employing similar investment techniques, and pledging its assets in connection therewith, if immediately after each borrowing and continuing thereafter, there is asset coverage of 300%, and (ii) entering into reverse repurchase agreements and transactions in options, futures, options on futures, and forward foreign currency contracts;

          (6) the Fund may not issue senior securities, except insofar as the Fund may be deemed to have issued a senior security by reason of borrowing money in accordance with the Fund's borrowing policies, and except for purposes of this investment restriction, collateral, escrow, or margin or other deposits with respect to the making of short sales, the purchase or sale of futures contracts or related options, purchase or sale of forward foreign currency contracts, and the writing of options on securities are not deemed to be an issuance of a senior security;

          (7) the Fund may not lend any funds or other assets, except that the Fund may, consistent with its investment objective and policies: (a) invest in debt obligations, including bonds, debentures, or other debt securities, bankers' acceptances and commercial paper, even though the purchase of such obligations may be deemed to be the making of loans; (b) enter into repurchase agreements and reverse repurchase agreements, and (c) lend its portfolio securities in an amount not to exceed one-third of the value of its total assets, provided such loans are made in accordance with applicable guidelines established by the SEC and the Trustees of the Trust; and

          (8) the Fund may not act as an underwriter of securities of other issuers, except to the extent that in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under the federal securities laws.

          Notwithstanding the provisions of fundamental investment restrictions
(5) and (6) above, the Fund may borrow money for temporary administrative purposes. To the extent that borrowings for temporary administrative purposes exceed 5% of the total assets of the Fund, such excess shall be subject to the 300% asset coverage requirements set forth above.

          The investment objective of each of the above-referenced Funds and the CCM Focused Growth, PPA Tax-Efficient Structured Emerging Markets, PEA Growth & Income, NFJ Dividend Value and NFJ Large-Cap Value Funds is non-fundamental and may be changed with respect to each such Fund by the Trustees without shareholder approval.

          Except as otherwise set forth below, the investment restrictions set forth below are fundamental policies of each of the PEA Value, CCM Focused Growth, CCM Capital Appreciation, CCM Mid-Cap, NFJ Small-Cap Value, PEA Growth & Income, CCM Emerging Companies, PPA Tax-Efficient Structured Emerging Markets, NFJ Dividend Value and NFJ Large-Cap Value Funds, and may not be changed with respect to any such Fund without shareholder approval by vote of a majority of the outstanding shares of that Fund. The investment objective of each of these Funds (with the exception of the CCM Focused Growth ,PPA Tax-Efficient Structured Emerging Markets, PEA Growth & Income, NFJ Dividend Value and NFJ Large-Cap Value Funds) is also fundamental and may not be changed without such shareholder approval. Under the following restrictions:



          (1) none of the above-mentioned Funds may invest in a security if, as a result of such investment, more than 25% of its total assets (taken at market value at the time of such investment) would be invested in the securities of issuers in any particular industry, except that this restriction does not apply to securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities (or repurchase agreements with respect thereto);

          (2) none of the above-mentioned Funds may with respect to 75% of its assets, invest in a security if, as a result of such investment, more than 5% of its total assets (taken at market value at the time of such investment) would be invested in the securities of any one issuer, except that this restriction does not apply to securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities;

          (3) none of the above-mentioned Funds may with respect to 75% of its assets, invest in a security if, as a result of such investment, it would hold more than 10% (taken at the time of such investment) of the outstanding voting securities of any one issuer, except that this restriction does not apply to securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities;

          (4) none of the above-mentioned Funds may purchase or sell real estate, although it may purchase securities secured by real estate or interests therein, or securities issued by companies in the real estate industry or which invest in real estate or interests therein;

          (5) none of the above-mentioned Funds may purchase or sell commodities or commodities contracts (which, for the purpose of this restriction, shall not include foreign currency or forward foreign currency contracts or swap agreements), except that any such Fund may engage in interest rate futures contracts, stock index futures contracts, futures contracts based on other financial instruments or one or more groups of instruments, and on options on such futures contracts;

          (6) none of the above-mentioned Funds may purchase securities on margin, except for use of short-term credit necessary for clearance of purchases and sales of portfolio securities, but it may make margin deposits in connection with transactions in options, futures, and options on futures, and except that effecting short sales will be deemed not to constitute a margin purchase for purposes of this restriction;

          (7) each of the above-mentioned Funds may borrow money to the maximum extent permitted by law, including without limitation (i) borrowing from banks or entering into reverse repurchase agreements, or employing similar investment techniques, and pledging its assets in connection therewith, if immediately after each borrowing and continuing thereafter, there is asset coverage of 300%, and (ii) entering into reverse repurchase agreements and transactions in options, futures, options on futures, and forward foreign currency contracts, except that, with respect to the CCM Mid-Cap Fund only, this fundamental investment restriction is as follows: the CCM Mid-Cap Fund may not borrow money, or pledge, mortgage or hypothecate its assets, except that a Fund may (i) borrow from banks or enter into reverse repurchase agreements, or employ similar investment techniques, and pledge its assets in connection therewith, but only if immediately after each borrowing and continuing thereafter, there is asset coverage of 300% and (ii) enter into reverse repurchase agreements and transactions in options, futures, options on futures, and forward foreign currency contracts as described in the Prospectuses and in this Statement of Additional Information (the deposit of assets in escrow in connection with the writing of covered put and call options and the purchase of securities on a when-issued or delayed delivery basis and collateral arrangements with respect to initial or variation margin deposits for futures contracts, options on futures contracts, and forward foreign currency contracts will not be deemed to be pledges of such Fund's assets);

          (8) none of the above-mentioned Funds may issue senior securities, except insofar as such Fund may be deemed to have issued a senior security by reason of borrowing money in accordance with the Fund's borrowing policies, and except for purposes of this investment restriction, collateral, escrow, or margin or other deposits with respect to the making of short sales, the purchase or sale of futures contracts or related options, purchase or sale of forward foreign currency contracts, and the writing of options on securities are not deemed to be an issuance of a senior security;

          (9) none of the above-mentioned Funds may lend any funds or other assets, except that such Fund may, consistent with its investment objective and policies: (a) invest in debt obligations, including bonds, debentures, or other debt securities, bankers' acceptances and commercial paper, even though the purchase of such obligations may be deemed to be the making of loans, (b) enter into repurchase agreements and reverse repurchase agreements, and (c) lend its portfolio securities in an amount not to exceed one-third of the value of its total assets, provided such loans are made in accordance with applicable guidelines established by the SEC and the Trustees of the Trust; and

          (10) none of the above-mentioned Funds may act as an underwriter of securities of other issuers, except to the extent that in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under the federal securities laws.

          Notwithstanding the provisions of fundamental investment restrictions
(7) and (8) above, each of the above-mentioned Funds may borrow money for temporary administrative purposes. To the extent that borrowings for temporary administrative purposes exceed 5% of the total assets of a Fund, such excess shall be subject to the 300% asset coverage requirements set forth above.

          The investment restrictions set forth below are fundamental policies of the Asset Allocation Fund and may not be changed with respect to such Fund without shareholder approval by vote of a majority of the outstanding voting securities of the Fund. Under these restrictions:

          (1) the Asset Allocation Fund may not invest in a security if, as a result of such investment, more than 25% of its total assets (taken at market value at the time of such investment) would be invested in the securities of issuers in any particular industry, except that this restriction does not apply to securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities (or repurchase agreements with respect thereto) or securities issued by any investment company;

          (2) the Asset Allocation Fund may not purchase securities of any issuer unless such purchase is consistent with the maintenance of the Fund's status as a diversified company under the Investment Company Act of 1940, as amended;

          (3) the Asset Allocation Fund may not purchase or sell real estate, although it may purchase securities secured by real estate or interests therein, or securities issued by companies in the real estate industry or which invest in real estate or interests therein;

          (4) the Asset Allocation Fund may not purchase or sell commodities or commodities contracts (which, for the purpose of this restriction, shall not include foreign currency or forward foreign currency contracts or swap agreements), except that the Fund may engage in interest rate futures contracts, stock index futures contracts, futures contracts based on other financial instruments or one or more groups of instruments, and on options on such futures contracts;



          (5) the Asset Allocation Fundmay borrow money to the maximum extent permitted by law, including without limitation (i) borrowing from banks or entering into reverse repurchase agreements, or employing similar investment techniques, and pledging its assets in connection therewith if immediately after each borrowing and continuing thereafter, there is asset coverage of 300%, and
(ii) entering into reverse repurchase agreements and transactions in options, futures, options on futures, and forward foreign currency contracts;

          (6) the Asset Allocation Fund may not issue senior securities, except insofar as the Fund may be deemed to have issued a senior security by reason of borrowing money in accordance with the Fund's borrowing policies, and except that for purposes of this investment restriction, collateral, escrow, or margin or other deposits with respect to the making of short sales, the purchase or sale of futures contracts or related options, purchase or sale of forward foreign currency contracts, and the writing of options on securities are not deemed to be an issuance of a senior security;

          (7) the Asset Allocation Fund may not lend any funds or other assets, except that the Fund may, consistent with its investment objective and policies:
(a) invest in debt obligations, including bonds, debentures, or other debt securities, bankers' acceptances and commercial paper, even though the purchase of such obligations may be deemed to be the making of loans, (b) enter into repurchase agreements and reverse repurchase agreements, and (c) lend its portfolio securities in an amount not to exceed one-third of the value of its total assets, provided such loans are made in accordance with applicable guidelines established by the Securities and Exchange Commission and the Trustees of the Trust; and

          (8) the Asset Allocation Fund may not act as an underwriter of securities of other issuers, except to the extent that in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under the federal securities laws.

          Notwithstanding the provisions of fundamental investment restrictions
(5) and (6) above, the Asset Allocation Fund may borrow money for temporary administrative purposes. To the extent that borrowings for temporary administrative purposes exceed 5% of the total assets of the Fund, such excess shall be subject to the 300% asset coverage requirement of fundamental investment restriction (5).

          Notwithstanding any other fundamental investment restriction or policy, the Asset Allocation Fund may invest some or all of its assets in a single registered open-end investment company or a series thereof. Unless specified above, any fundamental investment restriction or policy of any such registered open-end investment company or series thereof shall not be considered a fundamental investment restriction or policy of the Fund.

          The investment objective of the Asset Allocation Fund is non-fundamental and may be changed by the Trustees without shareholder approval.

          The investment restrictions set forth below are fundamental policies of the Multi-Discipline Portfolio and may not be changed with respect to such Fund without shareholder approval by vote of a majority of the outstanding voting securities of the Fund. Under these restrictions:

          (1) the Multi-Discipline Portfolio may not invest in a security if, as a result of such investment, more than 25% of its total assets (taken at market value at the time of such investment) would be invested in the securities of issuers in any particular industry, except that this restriction does not apply to securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities (or repurchase agreements with respect thereto) or securities issued by any investment company;

          (2) the Multi-Discipline Portfolio may not purchase securities of any issuer unless such purchase is consistent with the maintenance of the Fund's status as a diversified company under the Investment Company Act of 1940, as amended;

          (3) the Multi-Discipline Portfolio may not purchase or sell real estate, although it may purchase securities secured by real estate or interests therein, or securities issued by companies in the real estate industry or which invest in real estate or interests therein;

          (4) the Multi-Discipline Portfolio may not purchase or sell commodities or commodities contracts (which, for the purpose of this restriction, shall not include foreign currency or forward foreign currency contracts or swap agreements), except that the Fund may engage in interest rate futures contracts, stock index futures contracts, futures contracts based on other financial instruments or one or more groups of instruments, and on options on such futures contracts;

          (5) the Multi-Discipline Portfolio may not borrow money to the maximum extent permitted by law, including without limitation (i) borrowing from banks or entering into reverse repurchase agreements, or employing similar investment techniques, and pledging its assets in connection therewith if immediately after each borrowing and continuing thereafter, there is asset coverage of 300%, and
(ii) entering into reverse repurchase agreements and transactions in options, futures, options on futures, and forward foreign currency contracts;

          (6) the Multi-Discipline Portfolio may not issue senior securities, except insofar as the Fund may be deemed to have issued a senior security by reason of borrowing money in accordance with the Fund's borrowing policies, and except that for purposes of this investment restriction, collateral, escrow, or margin or other deposits with respect to the making of short sales, the purchase or sale of futures contracts or related options, purchase or sale of forward foreign currency contracts, and the writing of options on securities are not deemed to be an issuance of a senior security;

          (7) the Multi-Discipline Portfolio may not lend any funds or other assets, except that the Fund may, consistent with its investment objective and policies: (a) invest in debt obligations, including bonds, debentures, or other debt securities, bankers' acceptances and commercial paper, even though the purchase of such obligations may be deemed to be the making of loans, (b) enter into repurchase agreements and reverse repurchase agreements, and (c) lend its portfolio securities in an amount not to exceed one-third of the value of its total assets, provided such loans are made in accordance with applicable guidelines established by the Securities and Exchange Commission and the Trustees of the Trust; and

          (8) the Multi-Discipline Portfolio may not act as an underwriter of securities of other issuers, except to the extent that in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under the federal securities laws.

          Notwithstanding the provisions of fundamental investment restrictions
(5) and (6) above, the Multi-Discipline Portfolio may borrow money for temporary administrative purposes. To the extent that borrowings for temporary administrative purposes exceed 5% of the total assets of the Fund, such excess shall be subject to the 300% asset coverage requirement of fundamental investment restriction (5).

          Notwithstanding any other fundamental investment restriction or policy, the Multi-Discipline Portfolio may invest some or all of its assets in a single registered open-end investment company or a series thereof. Unless specified above, any fundamental investment restriction or policy of any such registered open-end investment company or series thereof shall not be considered a fundamental investment restriction or policy of the Fund.

          The investment objective of the Multi-Discipline Portfolio is non-fundamental and may be changed by the Trustees without shareholder approval.



          Each of the PIMCO RCM Funds has adopted certain investment restrictions that are fundamental policies and that may not be changed without shareholder approval by the vote of a majority of the Fund's outstanding voting securities.


          In the case of the PIMCO RCM Funds (other than the RCM Mid-Cap Fund), these restrictions provide that a Fund may not:




          (1) Invest more than 25% of the value of its total assets in the securities of companies primarily engaged in any one industry, except that (i) the RCM Global Technology Fund will concentrate more than 25% of its assets in the technology industry, (ii) the RCM Global Healthcare Fund will concentrate more than 25% of its assets in the healthcare industry, and (iii) the RCM Biotechnology Fund will concentrate more than 25% of its assets in the biotechnology industry.

          (2) Acquire more than 10% of the outstanding voting securities of any one issuer.

          (3) Invest in companies for the purpose of exercising control or management.

          (4) Borrow money, except from banks to meet redemption requests or for temporary or emergency purposes; provided that borrowings for temporary or emergency purposes other than to meet redemption requests shall not exceed 5% of the value of its total assets; and provided further that total borrowings shall be made only to the extent that the value of the Fund's total assets, less its liabilities other than borrowings, is equal to at least 300% of all borrowings (including the proposed borrowing). For purposes of the foregoing limitations, reverse repurchase agreements and other borrowing transactions covered by segregated assets are considered to be borrowings. A Fund will not mortgage, pledge, hypothecate, or in any other manner transfer as security for an indebtedness any of its assets. This investment restriction shall not prohibit a Fund from engaging in futures contracts, options on futures contracts, forward foreign currency exchange transactions, and currency options.

          (5) Purchase securities on margin, but it may obtain such short-term credit from banks as may be necessary for the clearance of purchases and sales of securities.

          (6) Make loans of its funds or assets to any other person, which shall not be considered as including: (i) the purchase of a portion of an issue of publicly distributed debt securities, (ii) the purchase of bank obligations such as certificates of deposit, bankers' acceptances and other short-term debt obligations, (iii) entering into repurchase agreements with respect to commercial paper, certificates of deposit and obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, and (iv) the loan of portfolio securities to brokers, dealers and other financial institutions where such loan is callable by the Fund at any time on reasonable notice and is fully secured by collateral in the form of cash or cash equivalents. A Fund will not enter into repurchase agreements with maturities in excess of seven days if immediately after and as a result of such transaction the value of the Fund's holdings of such repurchase agreements exceeds 10% (15% in the case of the RCM Tax-Managed Growth Fund) of the value of the Fund's total assets.

          (7) Act as an underwriter of securities issued by other persons, except insofar as it may be deemed an underwriter under the 1933 Act in selling portfolio securities.

          (8) Invest more than 15% (10% for the RCM International Growth Equity
Fund) of the value of its net assets in securities that are illiquid;

          (9) Purchase the securities of any other investment company or investment trust, except by purchase in the open market where, to the best information of the Trust, no commission or profit to a sponsor or dealer (other than the customary broker's commission) results from such purchase and such purchase does not result in such securities exceeding 10% of the value of the Fund's total assets, or except when such purchase is part of a merger, consolidation, acquisition of assets, or other reorganization approved by the Fund's shareholders. For the purpose of this restriction, the Trust considers "investment company or investment trust" to mean an investment company registered under the 1940 Act, and treats the purchase of securities in an investment company registered under the 1940 Act as a purchase in the open market if the securities purchased are registered under the Securities Act of 1933, as amended. In addition, the Trust does not consider bona fide investment management fees to be a commission or profit to a sponsor or dealer for purposes of this restriction.

          (10) Purchase portfolio securities from or sell portfolio securities to the officers, directors, or other "interested persons" (as defined in the 1940 Act) of the Trust, other than unaffiliated broker-dealers.

          (11) Purchase commodities or commodity contracts, except that the Fund may purchase securities of an issuer which invests or deals in commodities or commodity contracts, and except that the Fund may enter into futures and options contracts in accordance with the applicable rules of the CFTC.

          (12) Issue senior securities, except that the Fund may borrow money as permitted by fundamental investment restriction (4) above. This restriction shall not prohibit the Fund from engaging in short sales, options, futures and foreign currency transactions.

          (13) Purchase or sell real estate; provided that the Fund may invest in readily marketable securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein.

          In addition, the RCM Global Technology Fund, the RCM Global Healthcare Fund and the RCM Biotechnology Fund each will measure the percentage of its assets in a particular industry by reference to a customized set of industry and sector groups for classifying securities (the "DRCM Codes"). The DRCM Codes are based on an expanded Morgan Stanley Capital International ("MSCI") and Standard & Poor's ("S&P") industry classification model, modified to be more representative of global investing and more applicable to growth industries and their subindustries.

          In the case of the RCM Mid-Cap Fund, these restrictions provide that the Fund may not:

          (1) Invest in securities of any one issuer (other than the United States of America, its agencies and instrumentalities), if immediately after and as a result of such investment the value of the holdings of the Fund in the securities of such issuer exceeds 5% of the value of the Fund's total assets;

          (2) Invest more than 25% of the value of its total assets in the securities of companies primarily engaged in any one industry (other than the United States of America, its agencies and instrumentalities);

          (3) Invest in foreign securities if immediately after and as a result of such investment the value of the holdings of the Fund in foreign securities exceeds 10% of the value of the Fund's total assets;

          (4) Acquire more than 10% of the outstanding voting securities, or 10% of all of the securities, of any one issuer;

          (5) Invest in companies for the purpose of exercising control or management;

          (6) Purchase or sell real estate; provided that the Fund may invest in readily marketable securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein;

          (7) Borrow amounts in excess of 5% of the total assets taken at cost or at market value, whichever is lower, and only from banks as a temporary measure for extraordinary or emergency purposes. The Fund will not mortgage, pledge, hypothecate or in any other manner transfer as security for an indebtedness any of its assets;

          (8) Issue senior securities as defined in the 1940 Act, except that the Fund may borrow money as permitted, by fundamental investment restriction
(7) above. For this purpose, futures and other transactions covered by segregated accounts are not considered to be senior securities.

          (9) Purchase securities on margin, but it may obtain such short-term credit from banks as may be necessary for the clearance of purchases and sales of securities;

          (10) Make loans of its funds or assets to any other person, which shall not be considered as including: (i) the purchase of a portion of an issue of publicly distributed debt securities, (ii) the purchase of bank obligations such as certificates of deposit, bankers' acceptances and other short-term debt obligations, (iii) entering into repurchase agreements with respect to commercial paper, certificates of deposit and obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, and (iv) the loan of portfolio securities to brokers, dealers and other financial institutions where such loan is callable by the Fund at any time on reasonable notice and is fully secured by collateral in the form of cash or cash equivalents. The Fund will not enter into repurchase agreements with maturities in excess of seven days if immediately after and as a result of such transaction the value of the Fund's holdings of such repurchase agreements exceeds 10% of the value of the Fund's total assets. The Fund will not lend portfolio securities which, when valued at the time of loan, have a value in excess of 10% of the value of the Fund's total assets;

          (11) Make short sales of securities;

          (12) Act as an underwriter of securities issued by other persons, except insofar as it may be deemed an underwriter under the 1933 Act in selling portfolio securities, or invest more than 5% of the value of its net assets in securities that are illiquid;

          (13) Purchase the securities of any other investment company or investment trust, except by purchase in the open market where, to the best information of the Trust, no commission or profit to a sponsor or dealer (other than the customary broker's commission) results from such purchase and such purchase does not result in such securities exceeding 5% of the value of the Fund's total assets, or except when such purchase is part of a merger, consolidation, acquisition of assets, or other reorganization approved by the Fund's stockholders. For the purpose of this restriction, the Trust considers "investment company or investment trust" to mean an investment company registered under the 1940 Act, and treats the purchase of securities in an investment company registered under the 1940 Act as a purchase in the open market if the securities purchased are registered under the Securities Act of 1933, as amended. In addition, the Trust does not consider bona fide investment management fees to be a commission or profit to a sponsor or dealer for purposes of this restriction.

          (14) Participate on a joint or a joint-and-several basis in any trading account in securities (the aggregation of orders for the sale or purchase of marketable portfolio securities with other accounts under the management of the Adviser to save brokerage costs or average prices among them, is not deemed to result in a securities trading account);

          (15) Purchase from or sell portfolio securities to its officers, directors, or other "interested persons" (as defined in the 1940 Act) of the Trust, other than otherwise unaffiliated broker-dealers;

          (16) Purchase or sell stock index futures or purchase related options if, immediately thereafter, more than 30% of the value of its net assets would be hedged, or the sum of the amount of "margin" deposits on the Fund's existing futures positions and premium paid for related options would exceed 5% of the market value of the Fund's total assets; or

          (17) Purchase commodities or commodity contracts, except that the Fund may purchase securities of an issuer which invests or deals in commodities or commodity contracts, and except that the Fund may enter into futures and options contracts only for hedging purposes. The Fund has no current intention of entering into commodities contract except for stock index futures and related options.

          The investment restrictions set forth below are fundamental policies of each of the PIMCO NACM Funds and may not be changed with respect to a PIMCO NACM Fund without shareholder approval by the vote of a majority of that Fund's outstanding voting securities. Under these restrictions:

          (1) none of the PIMCO NACM Funds may purchase more than 10% of the outstanding voting securities, or of any class of securities, of any one issuer, or purchase the securities of any issuer for the purpose of exercising control or management, except that a Fund will be permitted to invest all or a portion of its assets in another diversified, open-end management investment company with substantially the same investment objective, policies and restrictions as the Fund;

          (2) none of the PIMCO NACM Funds may concentrate more than 25% of the value of its total assets in any one industry;

          (3) none of the PIMCO NACM Funds may purchase or sell real estate, although it may purchase securities of issuers which deal in real estate, including securities of real estate investment trusts, and may purchase securities which are secured by interests in real estate;

          (4) none of the PIMCO NACM Funds may make loans, except by purchase of debt obligations or by entering into repurchase agreements or through the lending of the Fund's portfolio securities with respect to not more than 30% of its total assets;

          (5) each of the PIMCO NACM Funds may borrow money to the maximum extent permitted by law, including without limitation (i) borrowing from banks or entering into reverse repurchase agreements, or employing similar investment techniques, and pledging its assets in connection therewith, if immediately after each borrowing and continuing thereafter, there is asset coverage of 300%, and (ii) entering into reverse repurchase agreements and transactions in options, futures, options on futures, and forward foreign currency contracts;

          (6) none of the PIMCO NACM Funds may pledge, hypothecate, mortgage or otherwise encumber its assets in excess of 10% of such Fund's total assets (taken at cost) and then only to secure borrowings permitted by Restriction (5) above. (The deposit of securities or cash or cash equivalents in escrow in connection with the writing of covered call or put options, respectively, is not deemed to be pledges or other encumbrances.) (For the purpose of this restriction, collateral arrangements with respect to the writing of options, futures contracts, options on futures contracts, and collateral arrangements with respect to initial and variation margin are not deemed to be a pledge of assets and neither such arrangements nor the purchase or sale of futures or related options are deemed to be the issuance of a senior security.);

          (7) none of the PIMCO NACM Funds may underwrite securities issued by other persons except to the extent that, in connection with the disposition of its portfolio investments, it may be deemed to be an underwriter under federal securities laws;

          (8) none of the PIMCO NACM Funds may issue senior securities, except insofar as such Fund may be deemed to have issued a senior security by reason of borrowing money in accordance with the Fund's borrowing policies, and except that for purposes of this investment restriction, collateral, escrow, or margin or other deposits with respect to the making of short sales, the purchase or sale of futures contracts or related options, purchase or sale of forward foreign currency contracts, and the writing of options on securities are not deemed to be an issuance of a senior security; and

          (9) none of the PIMCO NACM Funds may enter into transactions for the purpose of arbitrage, or invest in commodities and commodities contracts, except that a Fund may invest in stock index, currency and financial futures contracts and related options in accordance with any rules of the Commodity Futures Trading Commission.

          Notwithstanding the provisions of fundamental investment restrictions
(5) and (8) above, each of the PIMCO NACM Funds may borrow money for temporary defensive administrative purposes. To the extent that borrowings for temporary defensive administrative purposes exceed 5% of the total assets of a Fund, such excess shall be subject to the 300% asset coverage requirements set forth above.

          The investment objective of each of the PIMCO NACM Funds is non-fundamental and may be changed by the Trustees without shareholder approval.

Non-Fundamental Investment Restrictions

          Each Fund (except the Asset Allocation Fund, the Multi-Discipline Portfolio and the PIMCO RCM Funds) is also subject to the following non-fundamental restrictions and policies (which may be changed without shareholder approval) and, unless otherwise indicated, may not:

          (1) invest in (a) securities which at the time of such investment are not readily marketable, (b) securities the disposition of which is restricted under federal securities laws, (c) repurchase agreements maturing in more than seven days, (d) OTC options (to the extent described above under "Derivative Instruments -- OTC Options"), and (e) IO/PO SMBS (as described above under "Mortgage-Related and Asset-Backed Securities -- Stripped Mortgage - Backed Securities") if, as a result, more than 15% of a Fund's net assets, taken at current value, would then be invested in securities described in (a), (b), (c),
(d) and (e) above. For the purpose of this restriction, securities subject to a 7-day put option or convertible into readily saleable securities or commodities are not included with subsections (a) or (b);

          (2) purchase securities on margin, except such short-term credits as may be necessary for the clearance of purchases and sales of securities. (For this purpose, the deposit or payment by a Fund of initial or variation margin in connection with futures contracts or related options transactions is not considered the purchase of a security on margin.);

          (3) (other than the NACM Global, NACM International and NACM Pacific Rim Funds) make short sales of securities or maintain a short position for the account of a Fund unless at all times when a short position is open such Fund owns an equal amount of such securities or owns or has the right to acquire securities which, without payment of any further consideration, are convertible into or exchangeable for securities of the same issue as, and equal in amount to, the securities sold short;

          (4) purchase securities the disposition of which is restricted under the federal securities laws (excluding for purposes of this restriction securities offered and sold pursuant to Rule 144A of the 1933 Act and Section 4(2) commercial paper) if, as a result, such investments would exceed 15% of the value of the net assets of the relevant Fund;

          (5) write (sell) or purchase options except that each Fund may (a) write covered call options or covered put options on securities that it is eligible to purchase and enter into closing purchase transactions with respect to such options, and (b) in combination therewith, or separately, purchase put and call options on securities it is eligible to purchase, and (c) each Fund may engage in options on securities indexes, options on foreign currencies, options on futures contracts, and options on other financial instruments or one or more groups of instruments; provided that the premiums paid by each Fund on all outstanding options it has purchased do not exceed 5% of its total assets (this restriction does not apply to the PIMCO NACM Funds). Each Fund may enter into closing sale transactions with respect to options it has purchased;

          (6) invest more than 15% of the net assets of a Fund (taken at market value at the time of the investment) in "illiquid securities," illiquid securities being defined to include repurchase agreements maturing in more than seven days, certain loan participation interests, fixed time deposits which are not subject to prepayment or provide withdrawal penalties upon prepayment (other than overnight deposits), or other securities which legally or in the Adviser's or Sub-Adviser's opinion may be deemed illiquid (other than securities issued pursuant to Rule 144A under the 1933 Act and certain commercial paper that the Adviser or Sub-Adviser has determined to be liquid under procedures approved by the Board of Trustees);

          (7) borrow money, except for temporary administrative purposes as provided above and as provided in the fundamental investment restrictions set forth above;

          (8) with respect to the PIMCO NACM Funds only, invest in interests in oil, gas or other mineral exploration or development programs or leases, or real estate limited partnerships, although a Fund may invest in the securities of companies which invest in or sponsor such programs;

          (9) with respect to the PIMCO NACM Funds only, lend any securities from its portfolio unless the value of the collateral received therefore is continuously maintained in an amount not less than 100% of the value of the loaned securities by marking to market daily;

          (10) with respect to the PIMCO NACM Fundsonly, invest in securities of other investment companies, except (a) that a Fund will be permitted to invest all or a portion of its assets in another diversified, open-end management investment company with the same investment objective, policies and restrictions as the Fund; (b) in compliance with the 1940 Act; or (c) as part of a merger, consolidation, acquisition or reorganization involving the Fund; or

          (11) with respect to the PIMCO NACM Funds only, purchase or write options on securities, except for hedging purposes (except in the case of the Global and Pacific Rim Funds, which may do so for non-hedging purposes) and then only if (i) aggregate premiums on call options purchased by a Fund do not exceed 5% of its net assets; (ii) aggregate premiums on put options purchased by a Fund do not exceed 5% of its net assets; (iii) not more than 25% of a Fund's net assets would be hedged; and (iv) not more than 25% of a Fund's net assets are used as cover for options written by the Fund. Each PIMCO NACM Fund may enter into closing sale transactions with respect to options it has purchased.

          The Trust has not adopted any non-fundamental investment restrictions or policies for the Asset Allocation Fund or the Multi-Discipline Portfolio.

          Each PIMCO RCM Fund (other than the RCM Mid-Cap Fund and RCM-Small Cap
Fund) has adopted the following investment restriction that is not a fundamental policy and may be changed by the Board of Trustees without approval of the Fund's outstanding voting securities. This restriction provides that a Fund may not participate on a joint or a joint-and-several basis in any trading account in securities (the aggregation of orders for the sale or purchase of marketable portfolio securities with other accounts under the management of the Adviser to save brokerage costs, or to average prices among them, is not deemed to result in a securities trading account).

          The Funds are also subject to other restrictions under the 1940 Act; however, the registration of the Trust under the 1940 Act does not involve any supervision by any federal or other agency of the Trust's management or investment practices or policies, other than incident to occasional or periodic compliance examinations conducted by the SEC staff.

          Unless otherwise indicated, all limitations applicable to a Fund's investments apply only at the time a transaction is entered into. Any subsequent change in a rating assigned by any rating service to a security (or, if unrated, deemed to be of comparable quality), or change in the percentage of a Fund's assets invested in certain securities or other instruments resulting from market fluctuations or other changes in a Fund's total assets will not require the Fund to dispose of an investment until the Adviser or Sub-Adviser determines that it is practicable to sell or close out the investment without undue market or tax consequences to the Fund. In the event that ratings services assign different ratings to the same security, the Adviser or Sub-Adviser will determine which rating it believes best reflects the security's quality and risk at that time, which may be the higher of the several assigned ratings.

          The phrase "shareholder approval," as used in the Prospectuses, and the phrase a "vote of a majority of the outstanding voting securities," as used herein, means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Fund or the Trust, as the case may be, or (2) 67% or more of the shares of the Fund or the Trust, as the case may be, present at a meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy.

Restrictions Relating to Rule 35d-1 under the 1940 Act

Certain Funds have adopted policies pursuant to Rule 35d-1(a)(3)(i) under the 1940 Act. Such Funds will provide to shareholders the notice required by Rule 35d-1 under the 1940 Act, as such may be interpreted or revised from time to time, with respect to any change in any policy adopted pursuant to Rule 35d-1(a)(3)(i). References to assets below refer to net assets plus borrowings made for investment purposes. Under such policies:

          1. The CCM Mid-Cap Fund normally invests at least 80% of its assets in common stocks of companies with medium market capitalizations, defined as companies in the U.S. market with market capitalizations of more than $500 million, but excluding the 200 largest capitalization companies.


          2. The NFJ Dividend Value Fund normally invests at least 80% of its assets in equity securities. In addition, the Fund invests at least 80% of its assets in securities that pay or that are expected to pay dividends.

          3. The NFJ Small-Cap Value Fund normally invests at least 80% of its assets in companies with market capitalizations of between $100 million and $1.5 billion ($1.8 billion effective November 30, 2003) at the time of investment.

          4. The PPA Tax-Efficient Structured Emerging Markets Fund normally invests at least 80% of its assets in common stocks of companies located in, or whose principal business operations are based in, emerging markets ("emerging market issuers"). The Fund considers emerging market issuers to be issuers that are members of the International Finance Corporations Investable Composite Index or the MSCI Emerging Markets Free Index.

          5. The RCM Global Small-Cap Fund normally invests at least 80% of its assets in companies with market capitalizations comparable to those of companies included in the MSCI World Small Cap Index.

          6. The RCM Global Technology Fund normally invests at least 80% of its assets in common stocks of companies in the technology industry.

          7. The RCM Global Healthcare Fund normally invests at least 80% of its assets in equity securities of companies in the healthcare industry.

          8. The RCM Large-Cap Growth Fund normally invests at least 80% of its assets in equity securities of U.S. companies with market capitalizations of at least $3 billion.

          9. The RCM Mid-Cap Fund normally invests at least 80% of its assets in equity securities of small- to medium-sized U.S. companies with market capitalizations comparable to those in the Russell Mid-Cap Growth Index.

          10. The RCM Biotechnology Fund normally invests at least 80% of its assets in equity securities of companies in the biotechnology industry.

          11. The NACM Pacific Rim Fund normally invests at least 80% of its assets in equity securities of companies that satisfy at least one of the following criteria: (i) they derive 50% or more of their total revenue from goods produced, sales made or services provided in one or more Pacific Rim countries; (ii) they are organized under the laws of a Pacific Rim country;
(iii) they maintain 50% or more of their assets in one or more Pacific Rim countries; or (iv) the principal trading market for a class of their securities is in a Pacific Rim country.

          12. The RCM International Growth Equity Fund normally invests at least 80% of its assets in equity securities of non-U.S. companies.

          13. The CCM Focused Growth Fund normally invests at least 80% of its assets in common stocks of companies in the Russell 1000 Growth Index with at least $100 million in market capitalization.

          14. The Large-Cap Value Fund normally invests at least 80% of its assets in "large capitalization" issuers, which the Fund defines as issuers that have market capitalizations of greater than $5 billion as measured at the time of purchase.

          15. The Small-Cap Value Fund normally invests at least 80% of its assets in "small capitalization" issuers, which the Fund defines as issuers that have market capitalizations of less than $2 billion as measured at the time of purchase.

          16. The Mid-Cap Value Fund normally invests at least 80% of its assets in "mid-cap" issuers, which the Fund defines as issuers that have market capitalizations of between $500 million and $10 billion as measured at the time of purchase.

          17. The Core Equity Fund normally invests at least 80% of its assets in equity securities.

          18. The NFJ Large-Cap Value Fund invests at least 80% of its assets in securities issued by large-capitalization companies, which the Fund considers to be the 1,000 largest publicly traded companies (in terms of market capitalization) in the United States.

MANAGEMENT OF THE TRUST

Trustees and Officers

          The business of the Trust is managed under the direction of the Trust's Board of Trustees. Subject to the provisions of the Trust's Declaration of Trust, its By-Laws and Massachusetts law, the Trustees have all powers necessary and convenient to carry out this responsibility, including the election and removal of the Trust's officers.



          The Trustees and executive officers of the Trust, their ages, the position they hold with the Trust, their term of office and length of time served, a description of their principal occupations during the past five years, the number of portfolios in the fund complex that the Trustees oversee and any other directorships held by the Trustees of the Trust are listed in the tables immediately following. Except as shown, each Trustee's and officer's principal occupation and business experience for the last five years have been with the employer(s) indicated, although in some cases the Trustee may have held different positions with such employer(s). Unless otherwise indicated, the business address of the persons listed below is 840 Newport Center Drive, Newport Beach, California 92660.



                              Independent Trustees




--------------------------------------------------------------------------------------------------------------------
                                     Term of                                      Number of
                                   Office and             Principal             Portfoliosin                Other
        Name         Position(s)    Length of           Occupation(s)           Fund Complex           Directorships
      Address         Held with       Time               During Past             Overseen by              held by
      and Age           Trust        Served*               5 Years                Trustee                  Trustee
---------------------------------------------------- ---------------------------------------------------------------
E. Philip Cannon       Trustee       7 years    President, Houston Zoo, Inc.;        112       Trustee, PIMCO Funds:
Age 62                                          Proprietor, Cannon & Company,                  Investment Management
                                                an affiliate of Inverness                      Series and PIMCO Vari
                                                Management LLC, a private                      Insurance Trust; Dire
                                                equity investment firm.                        PIMCO Commercial Mort
                                                Formerly, Headmaster, St.                      Securities Trust, Inc
                                                John's School, Houston,
                                                Texas.
--------------------------------------------------------------------------------------------------------------------
Donald P. Carter       Trustee       6 years    Retired. Formerly, Chairman,          45                    None
Age 76                                          Executive Vice President and
                                                Director, Cunningham & Walsh,
                                                Inc., Chicago, an advertising
                                                agency; Chairman and
                                                Director, Moduline
                                                Industries, Inc., a
                                                manufacturer of commercial
                                                windows and curtain walls.
--------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------
Gary A. Childress      Trustee       6 years    Private investor.                     45                    None
Age 69                                          Formerly, Chairman and
                                                Director, Bellefonte Lime

                                                Company, Inc., a calcitic

                                                lime producer, and partner in
                                                GenLime, L.P.
--------------------------------------------------------------------------------------------------------------------
Theodore J. Coburn     Trustee       2 years    Formerly, Senior Vice                 45       Director,
Age 50                                          President--Corporate Client                    Nicholas-Applegate.
                                                Group, NASDAQ Stock Market;
                                                President, Coburn Group
                                                (Consulting firm); and
                                                Partner, Brown, Coburn & Co.
                                                (investment banking firm).
--------------------------------------------------------------------------------------------------------------------
W. Bryant Stooks       Trustee       6 years    President, Bryant                     45                    None
Age 63                                          Investments, Ltd.; President,
                                                Ocotillo at Price LLC; Director,
                                                American Agritec LLC, a
                                                manufacturer of hydrophonics
                                                products. Formerly, President,
                                                Senior Vice President, Director
                                                and Chief Executive Officer,
                                                Archirodon Group Inc., an
                                                international construction firm;
                                                Partner Arthur Andersen & Co.

--------------------------------------------------------------------------------------------------------------------
Gerald M. Thorne       Trustee       6 years    Director, VPI Inc., a                 45                    None
Age 65                                          plastics company, and
                                                American Orthodontics Corp.,
                                                an orthodontics manufacturer.
                                                Formerly, Director, Kaytee,
                                                Inc., a bird seed company;
                                                President and Director,
                                                Firstar National Bank of
                                                Milwaukee and Firstar
                                                National Bank of Sheboygan;
                                                Director, Bando-McGlocklin, a
                                                small business investment
                                                company.
--------------------------------------------------------------------------------------------------------------------



                               Interested Trustees


-------------------------------------------------------------------------------------------------------------------------------
                                       Term of                                     Number of
                                     Office and             Principal            Portfolios in                Other
Name                   Position(s)    Length of            Occupation(s)          Fund Complex           Directorships
Address                 Held with       Time               During Past           Overseen by                 held by
and Age                   Trust        Served*               5 Years                Trustee                  Trustee
-------------------------------------------------------------------------------------------------------------------------------
Stephen J. Treadway*   Trustee and     5 years    Managing Director, ADAM of           45        Chairman and Truste, thirteen
Age 56                 Chairman of                America L.P.; Managing                         other registered investment
                       the Board                  Director and Chief Executive                   companies in the ADAM of
                       of                         Officer, PIMCO Advisors                        America Fund Complex; Member,
                       Directors                  Distributors LLC, PIMCO                        Board of Management of Allianz
                                                  Advisors Fund Management LLC.                  Dresdner Asset Management
                                                                                                 GmbH.

-------------------------------------------------------------------------------------------------------------------------------


*Trustee is an "interested person" of the Trust (as defined in Section 2(a) (19) of the 1940 Act). Please see the table under "Certain Affiliations" for information about the relationships that cause Mr. Treadway to be an interested person.

                               Executive Officers



---------------------------------------------------------------------------------------------------------------------------------
                                              Term of

                                            Office and                                Principal
         Name              Position(s)       Length of                               Occupation(s)
       Address              held with          Time                                   During Past
       and Age                Trust           Served*                                   5 Years
---------------------------------------------------------------------------------------------------------------------------------
Newton B. Schott, Jr.   President, Chief      6 years    Managing Director, Chief Administrative Officer, General Counsel and
Age 61                  Executive Officer                Secretary, PIMCO Advisors Distributors. Managing Director, Cheif
                        and Secretary                    Legal Officer and Secretary, PIMCO Advisors Fund Management LLC.
---------------------------------------------------------------------------------------------------------------------------------
John P. Hardaway        Treasurer and         8 years    Senior Vice President, Pacific Investment Management Company LLC
Age 46                  Principal                        ("PIMCO" or "Pacific Investment Management").  Formerly,
                        Accounting                       Vice President, PIMCO.
                        Officer
--------------------------------------------------------------------------------------------------------------------------------
Garlin G. Flynn         Assistant             8 years    Specialist, PIMCO Formerly, Senior Fund Administrator, PIMCO
Age 57                  Secretary
--------------------------------------------------------------------------------------------------------------------------------
Erik C. Brown           Assistant             2 years    Vice President and Manager, PIMCO. Formerly, Senior Tax Manager
Age 35                  Treasurer                        Deloitte & Touche LLP and Tax Manager, PricewaterhouseCoopers LLP
--------------------------------------------------------------------------------------------------------------------------------
Henrik P. Larsen        Vice President        3 years    Vice President, PIMCO.  Formerly, Manager, PIMCO.
Age 33
--------------------------------------------------------------------------------------------------------------------------------
Benno Fischer           Vice President        1 year     Managing Director, NFJ Investment Group.
Age 61
--------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------
E. Clifton Hoover         Vice President      1 year     Managing Director, NFJ Investment Group.
Age 46

-----------------------------------------------------------------------------------------------------------------------
H. "Fox" Ling             Vice President      1 year     Portfolio Manager, ADAM of America L.P.
Age 45
-----------------------------------------------------------------------------------------------------------------------
J. Chris Najork           Vice President      1 year     Managing Director, NFJ Investment Group.
Age 58
-----------------------------------------------------------------------------------------------------------------------
Jeffrey M. Partenheimer   Vice President      1 year     Managing Director, NFJ Investment Group.
Age 43
-----------------------------------------------------------------------------------------------------------------------
Jeffrey M. Sargent        Vice President      7 years    Senior Vice President, PIMCO, Formerly, Vice President, PIMCO
Age 40
-----------------------------------------------------------------------------------------------------------------------
John K. Schneider         Vice President      3 years    Portfolio Manager and Managing Director, PIMCO Equity Advisors
Age 39
-----------------------------------------------------------------------------------------------------------------------



Please see the following table for information about relationships between the Trust's officers and certain of the Trust's affiliates.

Certain Affiliations

The following table lists the positions held by the Trust's officers and any Trustee who is an "interested person" of the Trust with affiliated persons or principal underwriters of the Trust:




--------------------------------------------------------------------------------
                                          Positions held with
                                         affiliated persons or
                                        principal underwriters
Name                                         of the Trust
--------------------------------------------------------------------------------
Stephen J. Treadway     Managing Director, ADAM of America L.P.; Managing
                        Director and Chief Executive Officer, PIMCO Advisors
                        Distributors LLC; Managing Director and Chief Executive
                        Officer, PIMCO Advisors Fund Management LLC; Chairman or
                        Chairman and Trustee, thirteen registered investment
                        companies in the fund complex that includes funds
                        advised by PIMCO Advisors Fund Management LLC (the "ADAM
                        of America Fund Complex"); Member, Board of Management
                        of Allianz Dresdner Asset Management GmbH.
--------------------------------------------------------------------------------
Newton B. Schott, Jr.   Managing Director, Chief Administrative Officer,
                        Secretary and General Counsel, PIMCO Advisors
                        Distributors; Managing Director, Chief Legal Officer and
                        Secretary, PIMCO Advisors Fund Management LLC; Vice
                        President and Secretary, Municipal Advantage Fund, Inc.
                        and eleven other registered investment companies in the
                        ADAM of America Fund Complex; Secretary, Fixed Income
                        SHares.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Jeffrey M. Sargent      Senior Vice President, PIMCO, PIMCO Funds: Pacific
                        Investment Management Series, PIMCO Commercial Mortgage
                        Securities Trust, Inc., PIMCO Variable Insurance Trust
                        and PIMCO Strategic Global Government Fund, Inc.
--------------------------------------------------------------------------------
Henrik P. Larsen        Vice President, PIMCO, PIMCO Funds: Pacific Investment
                        Management Series, PIMCO Commercial Mortgage Securities
                        Trust, Inc., PIMCO Variable Insurance Trust and PIMCO
                        Strategic Global Government Fund, Inc.
--------------------------------------------------------------------------------
John P. Hardaway        Senior Vice President, PIMCO; and Treasurer, PIMCO
                        Funds: Pacific Investment Management Series, PIMCO
                        Commercial Mortgage Securities Trust, Inc., PIMCO
                        Variable Insurance Trust and PIMCO Strategic Global
                        Government Fund, Inc.
--------------------------------------------------------------------------------
Garlin G. Flynn         Specialist, PIMCO; and Secretary, PIMCO Funds: Pacific
                        Investment Management Series, PIMCO Commercial Mortgage
                        Securities Trust, Inc., PIMCO Variable Insurance Trust
                        and PIMCO Strategic Global Government Fund, Inc.
--------------------------------------------------------------------------------
Erik C. Brown           Vice President, PIMCO; and Assistant Treasurer, PIMCO
                        Funds: Pacific Investment Management Series, PIMCO
                        Commercial Mortgage Securities Trust, Inc., PIMCO
                        Variable Insurance Trust and PIMCO Strategic Global
                        Government Fund, Inc.
--------------------------------------------------------------------------------

Committees of the Board of Trustees

          The Trust's Dividend Committee is composed of all of the members of the Trust's Board of Trustees. The Dividend Committee has the power to declare dividends from the net investment income and distributions from the net capital gains of each Fund, in accordance with each Fund's distribution policies as set forth in the Trust's Prospectuses and this Statement of Additional Information. The amount of each such dividend or distribution is determined with a view toward distributing annually substantially all of each Fund's net investment income and net realized capital gains, if any, after giving effect to any available capital loss carry-over. The Board, acting as the Dividend Committee, approves all dividends annually.




          The Trust's Audit Oversight Committee is composed of all of the Trustees who are not "interested persons" of the Trust within the meaning of the 1940 Act (Messrs. Cannon, Carter, Childress, Coburn, Stooks and Thorne). The principal function of the Audit Oversight Committee is to provide assistance to the Trustees in fulfilling their responsibility to shareholders and potential shareholders relating to fund accounting, reporting practices of the Trust and the quality and integrity of the financial reports of the Trust. The Audit Oversight Committee convened 4 times during the fiscal year ended June 30, 2003.

          The Trust's Valuation Committee is composed of all of the Trustees who are not "interested persons" of the Trust within the meaning of the 1940 Act (Messrs. Cannon, Carter, Childress, Coburn, Stooks and Thorne). The Valuation Committee has been delegated responsibility by the Trust's Board of Trustees for making determinations of the fair value of the Funds' securities on behalf of the Board in accordance with the Funds' valuation procedures. The Valuation Committee convened 29 times during the fiscal year ended June 30, 2003.

          The Trust's Nominating Committee is composed of all of the Trustees who are not "interested persons" of the Trust within the meaning of the 1940 Act (Messrs. Cannon, Carter, Childress, Coburn, Stooks and Thorne). The Nominating Committee's responsibilities include the screening and nomination of candidates for election to the Board of Trustees as independent trustees of the Trust. This committee does not normally consider nominees recommended by shareholders. The Nominating Committee did not convene during the fiscal year ended June 30, 2003.

Securities Ownership




          For each Trustee, the following table discloses the dollar range of equity securities beneficially owned by the Trustee in the Trust and, on an aggregate basis, in any registered investment companies overseen by the Trustee within the Trust's family of investment companies, as of December 31, 2002. The following table includes securities in which the Trustees hold an economic interest through their deferred compensation plan. See "Trustee Compensation" below.





-------------------------------------------------------------------------------------------------------------
                                        Dollar Range of Equity           Aggregate Dollar Range of Equity
                                            Securities in                  Securities in All Registered
                                     Each Fund or Series Overseen        Investment Companies Overseen by

         Name of Trustee                    by the Trustee          Trustee in Family of Investment Companies
-------------------------------------------------------------------------------------------------------------
                                     Ranges:                        Ranges:
                                     None                           None
                                     $1-$10,000                     $1-$10,000
                                     $10,001-$50,000                $10,001-$50,000
                                     $50,001-$100,000               $50,001-$100,000
                                     Over $100,000                  Over $100,000
-------------------------------------------------------------------------------------------------------------
E. Philip Cannon                                                    Over $100,000

-------------------------------------------------------------------------------------------------------------
   PEA Innovation                    $10,001-$50,000
-------------------------------------------------------------------------------------------------------------
   PEA Growth                        $50,000-$100,000
-------------------------------------------------------------------------------------------------------------
   PEA Target                        $50,000-$100,000
-------------------------------------------------------------------------------------------------------------
   PEA Renaissance                   $10,001-$50,000
-------------------------------------------------------------------------------------------------------------
   PEA Growth & Income               $10,001-$50,000
-------------------------------------------------------------------------------------------------------------
   PEA Value                         $10,001-$50,000
-------------------------------------------------------------------------------------------------------------
Donald P. Carter                                                    Over $100,000
-------------------------------------------------------------------------------------------------------------
   PEA Renaissance                   $50,001-$100,000
-------------------------------------------------------------------------------------------------------------
   PEA Value                         $50,001-$100,000
-------------------------------------------------------------------------------------------------------------
   CCM Capital Appreciation          $10,001-$50,000
-------------------------------------------------------------------------------------------------------------
   Global Innovation                 $10,000-$50,000
-------------------------------------------------------------------------------------------------------------
   PEA Growth                        $10,000-$50,000
-------------------------------------------------------------------------------------------------------------
   RCM Mid-Cap Growth                $1-$10,000
-------------------------------------------------------------------------------------------------------------
   PEA Target                        $1-$10,000
-------------------------------------------------------------------------------------------------------------
   PEA Growth & Income               $10,000-$50,000
-------------------------------------------------------------------------------------------------------------
Gary A. Childress                                                   Over $100,000
-------------------------------------------------------------------------------------------------------------
   PEA Target                        Over $100,000
-------------------------------------------------------------------------------------------------------------
   RCM Mid-Cap Growth                Over $100,000
-------------------------------------------------------------------------------------------------------------
   PEA Renaissance                   Over $100,000
-------------------------------------------------------------------------------------------------------------
   PEA Value                         Over $100,000
-------------------------------------------------------------------------------------------------------------
   PEA Opportunity                   $1-$10,000
-------------------------------------------------------------------------------------------------------------
   PEA Growth                        $1-$10,000
-------------------------------------------------------------------------------------------------------------
   CCM Capital Appreciation          $1-$10,000

-------------------------------------------------------------------------------------------------------------
   PEA Innovation                    $1-$10,000
-------------------------------------------------------------------------------------------------------------
   PEA Growth & Income               Over $100,000
-------------------------------------------------------------------------------------------------------------
   NFJ Small-Cap Value               $10,001-$50,000
-------------------------------------------------------------------------------------------------------------
   RCM International Growth Equity   $1-$10,000
-------------------------------------------------------------------------------------------------------------
W. Bryant Stooks                                                    Over $100,000

-------------------------------------------------------------------------------------------------------------
   PEA Target                        $10,001-$50,000
-------------------------------------------------------------------------------------------------------------
   PEA Renaissance                   $50,001-$100,000
-------------------------------------------------------------------------------------------------------------
Gerald M. Thorne                                                    Over $100,000
-------------------------------------------------------------------------------------------------------------
   PEA Target                        $50,001-$100,000
-------------------------------------------------------------------------------------------------------------
   PEA Growth                        $50,001-$100,000
-------------------------------------------------------------------------------------------------------------
   PEA Innovation                    Over $100,000
-------------------------------------------------------------------------------------------------------------
   Select Growth                     $10,001-$50,000
-------------------------------------------------------------------------------------------------------------
Theodore J. Coburn                   None                           None
-------------------------------------------------------------------------------------------------------------
Stephen J. Treadway                                                 Over $100,000
-------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------
   PEA Innovation                    Over $100,000
-------------------------------------------------------------------------------------------------------------
   PEA Renaissance                   Over $100,000
-------------------------------------------------------------------------------------------------------------
   PEA Value                         Over $100,000
-------------------------------------------------------------------------------------------------------------




          For Independent Trustees and their immediate family members, the following table provides information regarding each class of securities owned beneficially in an investment adviser or principal underwriter of the Trust, or a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment adviser or principal underwriter of the Trust, as of December 31, 2002:




---------------------------------------------------------------------------------------------
                        Name of
                      Owners and

                     Relationships                               Value of
  Name of Trustee     to Trustee     Company   Title of Class   Securities   Percent of Class
---------------------------------------------------------------------------------------------
E. Philip Cannon     N/A             N/A       N/A              N/A          N/A
---------------------------------------------------------------------------------------------
Donald P. Carter     N/A             N/A       N/A              N/A          N/A
---------------------------------------------------------------------------------------------
Gary A. Childress    N/A             N/A       N/A              N/A          N/A
---------------------------------------------------------------------------------------------
W. Bryant Stooks N/A N/A N/A N/A N/A

---------------------------------------------------------------------------------------------
Gerald M. Thorne     N/A             N/A       N/A              N/A          N/A
---------------------------------------------------------------------------------------------
Theodore J. Coburn   N/A             N/A       N/A              N/A          N/A
---------------------------------------------------------------------------------------------

Trustees' Compensation




          Trustees, other than those affiliated with ADAM of America, a Sub-Adviser, or Pacific Investment Management, receive a quarterly retainer of $14,250, plus $3,000 for each Board of Trustees meeting attended in person and $1,500 for each meeting attended telephonically and $1,500 for each of the Audit Committee and the Performance Committee meeting attended in person, plus reimbursement of reasonable expenses incurred in connection with such meetings. Each of the Chairmen of the Audit Committee and the Performance Committees receives an additional annual retainer of $3,000, the Chairman of the Independent Trustees receives an additional annual retainer of $7,000, and each Vice Chairman of the Independent Trustees receives an additional annual retainer of $4,000. If in the judgment of the Independent Trustees, it is necessary or appropriate for any Independent Trustee, including the Chairman, to perform services in connection with extraordinary Fund activities or circumstances, the Trustee shall be compensated for such services at the rate of $2,000 per day, plus reimbursement of reasonable expenses. Trustees do not currently receive any pension or retirement benefits from the Trust or the Fund Complex (see below), although certain former Trustees may receive compensation for providing advisory and consulting services to the Board of Trustees. The Trust has adopted a deferred compensation plan for the Trustees, which went into place during 1997, which permits the Trustees to defer their receipt of compensation from the Trust, at their election, in accordance with the terms of the plan. Under the plan, each Trustee may elect not to receive fees from the Trust on a current basis but to receive in a subsequent period an amount equal to the value that such fees would have been if they had been invested in a Fund or Funds selected by the Trust on the normal payment dates for such fees. As a result of this arrangement, the Trust, upon making the deferred payments, will be in substantially the same financial position as if the deferred fees had been paid on the normal payment dates and immediately reinvested in shares of the Fund(s) selected by the Trustees.

The following table sets forth information regarding compensation received by those Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust for the fiscal year ended June 30, 2003 (other Trustees who are interested persons of the Trust and officers of the Trust receive no compensation from the Trust):






------------------------------------------------------------------------------------------------
                                           Pension

                                        or Retirement                         Total Compensation
                          Aggregate    Benefits Accrued   Estimated Annual   from Trust and Fund

   Name of Person,      Compensation   as Part of Trust    Benefits Upon      Complex/1/ Paid to
      Position           from Trust       Expenses           Retirement           Trustees
------------------------------------------------------------------------------------------------
E. Philip Cannon/2/        $96,670            $0                $0                $183,051
------------------------------------------------------------------------------------------------
Donald P. Carter           $92,048            $0                $0                $ 92,048
------------------------------------------------------------------------------------------------
Gary A. Childress          $82,512            $0                $0                $ 82,512
------------------------------------------------------------------------------------------------
Theodore J. Coburn/3/      $79,500            $0                $0                $ 79,500
------------------------------------------------------------------------------------------------
Richard L. Nelson/4/       $39,000            $0                $0                $ 39,000
------------------------------------------------------------------------------------------------
Lyman W. Porter/2,4/       $39,000            $0                $0                $ 39,000
------------------------------------------------------------------------------------------------
Alan Richards/4/           $39,000            $0                $0                $ 39,000
------------------------------------------------------------------------------------------------
W. Bryant Stooks           $88,997            $0                $0                $ 88,997
------------------------------------------------------------------------------------------------
Gerald M. Thorne/2/        $83,198            $0                $0                $ 83,198
------------------------------------------------------------------------------------------------



As disclosed in more detail in the Shareholders' Guide, each Fund may sell its Class A shares at net asset value without a sales charge to certain categories of investors, including current or retired officers, trustees, directors or employees of either the Trust, PIMCO Advisors Fund Management, Pacific Investment Management or the Distributor, and certain other affiliates of PIMCO Advisors Fund Management, Pacific Investment Management or the Distributor, a parent, brother or sister of any such officer, trustee, director or employee or a spouse or child of any of the foregoing persons. The Trust believes that this arrangement encourages affiliated persons of the Funds to invest in the Funds, which further aligns the interests of the Funds and those persons affiliated with them.

Codes of Ethics




The Trust, PIMCO Advisors Fund Management, PIMCO Equity Advisors, Cadence, NFJ, Parametric, Dresdner, Nicholas-Applegate, Pacific Investment Management and the Distributor have adopted Codes of Ethics pursuant to the requirements of Rule 17j-1 of the 1940 Act. These Codes of Ethics permit personnel subject to the Codes to invest in securities, including securities that may be purchased or held by the Funds.




----------


     /1/ The amounts listed in the column captioned "Total Compensation from Trust and Fund Complex Paid to Trustees" include total compensation paid to the Trustees for their services as Trustees of the Trust (for all Trustees), Pacific Select Fund and Pacific Funds (for Messrs. Nelson, Porter, and Richards) and PIMS, PVIT and PCM (for Mr. Cannon) for the twelve-month period ended June 30, 2003. Mr. Cannon also serves as Trustee of PIMS, PVIT, and PCM and received compensation for the period ended June 30, 2003. By virtue of having PIMCO Advisors Fund Management or an affiliate of PIMCO Advisors Fund Management as investment adviser, the Trust, PIMS, PVIT, PCM and Pacific Select Fund were considered to be part of the same "Fund Complex" for these purposes.


     /2/ The Trust has adopted a deferred compensation plan (the "Plan") which went into place during fiscal 1997. Of the amounts listed in column (2), the following Trustees elected to have the following amounts deferred from the Trust and all investment companies in the Fund Complex, respectively: Cannon - $96,670, $183,051; and Thorne - $18,750, $18,750.


     /3/ Mr. Coburn joined the Board in April 2002.


     /4/ Messrs. Nelson, Porter and Richards resigned as Trustees in September, 2001. These former Trustees received the following compensation in return for providing advisory and consulting services to the Board of Trustees: $13,000 per quarter beginning with the quarter ending December 31, 2000 through March 31, 2003.




Investment Adviser




          PIMCO Advisors Fund Management LLC ("PIMCO Advisors Fund Management" or the "Adviser") serves as investment adviser to each of the Funds (except for the NFJ International Value, Large-Cap Value, International Value, Balanced Value, Core Equity, Small-Cap Value, Disciplined Value and Mid-Cap Value Funds)* pursuant to an investment advisory agreement ("Advisory Agreement") between PIMCO Advisors Fund Management and the Trust. The Adviser is a wholly owned indirect subsidiary of Allianz Dresdner Asset Management of America L.P. ("ADAM of America"). ADAM of America, acting through its PIMCO Advisors division, was the former investment adviser to the Trust. ADAM of America was organized as a limited partnership under Delaware law in 1987. ADAM of America's sole general partner is Allianz-Paclife Partners LLC. Allianz-Paclife Partners LLC is a Delaware limited liability company with three members, ADAM U.S. Holding LLC, a Delaware limited liability company, Pacific Asset Management LLC, a Delaware limited liability company, and Pacific Life Insurance Company ("Pacific Life"), a California stock life insurance company. Pacific Asset Management LLC is a wholly-owned subsidiary of Pacific Life, which is a wholly-owned subsidiary of Pacific Mutual Holding Company. Pacific Life owns an indirect minority equity interest in ADAM of America. The sole member of ADAM U.S. Holding LLC is Allianz Dresdner Asset Management of America LLC. Allianz Dresdner Asset Management of America LLC has two members, Allianz of America, Inc. ("Allianz of Amercia"), a Delaware corporation which owns a 99.9% non-managing interest, and Allianz Dresdner Asset Management of America Holding Inc., a Delaware corporation which owns a 0.01% managing interest. Allianz of America is a wholly-owned subsidiary of Allianz Aktiengesellschaft ("Allianz AG"). Allianz Dresdner Asset Management of America Holding Inc. is a wholly-owned subsidiary of Allianz Dresdner Asset Management Aktiengesellschaft, which is a wholly-owned subsidiary of Allianz AG. Allianz AG indirectly holds a controlling interest in ADAM of America. Allianz AG is a European-based, multinational insurance and financial services holding company. Allianz AG's address is Koeniginstrasse 28, D-80802, Munich,

Germany. Pacific Life's address is 700 Newport Center Drive, Newport Beach, California 92660. ADAM of America's address is 888 San Clemente Drive, Suite 100, Newport Beach, California 92660.



          The general partner of ADAM of America has substantially delegated its management and control of ADAM of America to an Executive Committee. The Executive Committee of ADAM of America is comprised of William S. Thompson, Jr. and David C. Flattum.




          The Adviser is located at 1345 Avenue of the Americas, 50th Floor, New York, NY 10105. The Adviser and its investment management affiliates had approximately $445 billion of assets under management as of September 30, 2003.



----------


* For these eight Funds, the Funds' portfolio managers, acting in their capacity as officers of the Trust, have full investment discretion and make all determinations with respect to the investment of a Fund's assets.




          Allianz of America Inc. ("AZOA") has entered into a put/call arrangement for the possible disposition of Pacific Life's indirect interest in ADAM of America. Pursuant to this agreement, the quarterly put and/or call options are limited in amount to a maximum of $250 million per quarter from March 2003 through March 2004. In any month subsequent to March 2004, Pacific Life and AZOA can put or call, respectively, all of the Class E Units. The repurchase price for the Class E Units is calculated based on the financial performance of Pacific Investment Management Company over the preceding four calendar quarters prior to repurchase, but the amount can increase or decrease in value by a maximum of 2% per year from the per unit amount as defined in the agreement, calculated as of December 31 of the preceding calendar year.


          As of the date of this Statement of Additional Information, significant institutional shareholders of Allianz AG currently include Munchener Ruckversicherungs-Gesellschaft AG ("Munich Re"). Allianz AG in turn owns more than 95% of Dresdner Bank AG. Credit Lyonnais, and Munich Re, as well as certain broker-dealers that might be controlled by or affiliated with these entities or Dresdner Bank AG, such as Dresdner Klienwort Wasserstein, Dresdner Kleinwort Benson and Grantchester Securities, Inc., may be considered to be affiliated persons of the Manager and NACM. (Broker-dealer affiliates of such significant institutional shareholders are sometimes referred to herein as "Affiliated Brokers.") Absent an SEC exemption or other relief, the Fund generally is precluded from effecting principal transactions with the Affiliated Brokers, and its ability to purchase securities being underwritten by an Affiliated Broker or a syndicate including an Affiliated Broker is subject to restrictions. Similarly, the Fund's ability to utilize the Affiliated Brokers for agency transactions is subject to the restrictions of Rule 17e-1 under the 1940 Act. NACM does not believe that the restrictions on transactions with the Affiliated Brokers described above will materially adversely affect its ability to provide services to the Fund, the Fund's ability to take advantage of market opportunities, or the Fund's overall performance.

Advisory Agreement




          Except in the case of the NFJ International Value, Large-Cap Value, International Value, Balanced Value, Core Equity, Small-Cap Value, Disciplined Value and Mid-Cap Value Funds, the Adviser, subject to the supervision of the Board of Trustees, is responsible for providing advice and guidance with respect to the Funds and for managing, either directly or through others selected by the Adviser, the investments of the Funds. The Adviser also furnishes to the Board of Trustees periodic reports on the investment performance of each Fund. As more fully discussed below, for all of the Funds except the NFJ International Value, Large-Cap Value, International Value, Balanced Value, Core Equity, Small-Cap Value, Disciplined Value and Mid-Cap Value Funds, and PPA Tax-Efficient Structured Emerging Markets Funds, which is sub-advised by an unaffiliated Sub-Adviser, the Adviser has engaged affiliates to serve as Sub-Advisers. If a Sub-Adviser ceases to manage the portfolio of a Fund, the Adviser will either assume full responsibility for the management of that Fund, or retain a new Sub-Adviser subject to the approval of the Trustees and, if required, the Fund's shareholders.




          The Adviser selects the Underlying Funds in which the Asset Allocation Fund invests. The Adviser's Asset Allocation Committee is responsible for determining how the assets of the Asset Allocation Fund are allocated and reallocated from time to time among the Underlying PIMCO Funds selected by the Adviser. The Asset Allocation Fund does not pay any fees to the Adviser in return for these services under the Advisory Agreement. The Asset Allocation Fund does, however, indirectly pay a proportionate share of the advisory fees paid to the Adviser and Pacific Investment Management by the Underlying PIMCO Funds in which the Asset Allocation Fund invests.



          The Adviser selects the Disciplines in which the Multi-Discipline Portfolio invests and, subject to the approval of the Trustees and, when required, the shareholders of the Portfolio, selects the Sub-Adviser for the Discipline. The Adviser' is responsible for determining how the assets of the Multi-Discipline Portfolio are allocated and reallocated from time to time among the Disciplines selected by the Adviser. The Multi-Discipline Portfolio pays fees to the Adviser in return for these services under the Advisory Agreement.



          Under the terms of the Advisory Agreement, the Adviser is obligated to manage the Funds in accordance with applicable laws and regulations. The investment advisory services of the Adviser to the Trust are not exclusive under the terms of the Advisory Agreement. The Adviser is free to, and does, render investment advisory services to others.

          The Advisory Agreement will continue in effect with respect to a Fund for two years from its effective date, and thereafter on a yearly basis, provided such continuance is approved annually (i) by the holders of a majority of the outstanding voting securities of the Fund, or by the Board of Trustees, and (ii) by a majority of the Trustees who are not "interested persons" of the Trust (as defined in the 1940 Act) and who have no direct or indirect financial interest in the Advisory Agreement. The Advisory Agreement may be terminated without penalty by vote of the Trustees or the vote of a majority of the outstanding voting shares of the Trust (or with respect to a particular Fund, by the vote of a majority of the outstanding voting shares of such Fund), or by the Adviser, on 60 days' written notice to the other party and will terminate automatically in the event of its assignment. In addition, the Advisory Agreement may be terminated with regard to the PEA Renaissance, PEA Growth, PEA Target, PEA Opportunity and PEA Innovation Funds by vote of a majority of the Trustees who are not interested persons of the Trust, on 60 days' written notice to the Adviser.

          Each Fund's Advisory Agreement and Portfolio Management Agreement provide that the Adviser or the relevant Sub-Adviser, as applicable, shall not be subject to any liability in connection with the performance of its services thereunder in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties.




          The NFJ International Value, Large-Cap Value, International Value, Balanced Value, Core Equity, Small-Cap Value, Disciplined Value and Mid-Cap Value Funds are not advised by the Adviser and therefore do not have an Advisory Agreement with the Adviser. Instead, the portfolio managers for each of these Funds, acting in their capacity as officers of the Trust, have full investment discretion and make all determinations with respect to the investment of a Fund's assets. The portfolio managers for these Funds do not receive a fee from such Funds in connection with the provision of investment advisory services to the Funds. These Funds are not currently offered for sale to the public.

          The Adviser currently receives a monthly investment advisory fee from each Fund (except for the Asset Allocation, NFJ International Value, Large-Cap Value, International Value, Balanced Value, Core Equity, Small-Cap Value, Disciplined Value and Mid-Cap Value Funds) at the following annual rates (based on the average daily net assets of the particular Funds):







Fund

Fee Rate                                                                        Advisory
--------                                                                        --------
PEA Value, CCM Focused Growth, CCM Capital Appreciation, CCM Mid-Cap, NFJ
   Dividend Value, NFJ Large-Cap Value, PPA Tax-Efficient

   Structured Emerging Markets and RCM Large-Cap Growth Funds                     0.45%
Multi-Discipline Portfolio and RCM Mid-Cap Funds                                  0.47%
PEA Growth, RCM International Growth Equity, NACM Growth and
   NACM Value Funds                                                               0.50%
PEA Target Fund                                                                   0.55%
NFJ Small-Cap Value, PEA Renaissance, PEA Growth & Income and RCM Tax-Managed
   Growth Funds                                                                   0.60%
PEA Opportunity, PEA Innovation and NACM Flex-Cap Value Funds                     0.65%
NACM Global and NACM International Funds                                          0.70%
RCM Global Healthcare Fund                                                        0.80%
RCM Biotechnology and NACM Pacific Rim Funds                                      0.90%
RCM Global Technology Fund                                                        0.95%
RCM Global Small-Cap Fund                                                         1.00%
CCM Emerging Companies Fund                                                       1.25%





          For the fiscal years ended June 30, 2003, June 30, 2002 and June 30, 2001 the Funds paid the Adviser (or its predecessor) the following amounts under the Advisory Contract:






                                                         Year          Year          Year
                                                        Ended         Ended         Ended
Fund                                                   6/30/03       6/30/02       6/30/01
----                                                 -----------   -----------   -----------
30/70 Portfolio/(1)/                                         N/A   $         0   $         0
90/10 Portfolio/(1)/                                         N/A             0             0
Asset Allocation Fund                                          0             0             0
CCM Capital Appreciation Fund                          2,867,545     3,166,137     3,641,124
CCM Emerging Companies Fund                            3,115,661     3,012,430     2,907,583

CCM Focused Growth Fund                                    7,947        10,150        15,678
CCM Mid-Cap Fund/(1)/                                  2,577,277     4,267,633     4,985,396
Global Innovation Fund/(1)/                              248,053     1,709,665     2,516,246
Healthcare Innovation Fund/(1)/                              N/A         7,161         9,440
NACM Core Equity Fund/(1)/                                10,711           N/A           N/A
NACM Flex-Cap Value Fund                                   7,861           N/A           N/A
NACM Global Fund                                           7,266           N/A           N/A
NACM Growth Fund                                           5,299           N/A           N/A
NACM International Fund                                   19,850           N/A           N/A
NACM Pacific Rim Fund                                     74,291           N/A           N/A
NACM Value Fund                                            5,589           N/A           N/A
NFJ Large-Cap Value Fund/(1)/                             11,685         6,223         4,627
NFJ Dividend Value Fund/(1)/                             231,936       183,057       204,706
NFJ International Value Fund                                   0           N/A           N/A
NFJ Equity Fund/(1)/                                           0           N/A           N/A
NFJ Small-Cap Value Fund                               6,154,377     3,200,641     1,911,677
PEA Growth & Income Fund                                 399,605       474,512        87,203
PEA Growth Fund                                        4,399,810     7,299,919    12,303,201
PEA Innovation Fund                                    5,353,827     1,386,252    27,373,864
PEA Opportunity Fund                                   1,617,206     2,462,723     3,381,505
PEA Renaissance Fund                                  18,258,406     7,210,822     4,838,751
PEA Target Fund                                        4,470,675     7,551,258    11,479,530
PEA Value Fund                                         3,670,325   $ 2,167,949   $   991,439
PIMCO Balanced Value Fund                                      0           N/A           N/A
PIMCO Core Equity Fund                                         0           N/A           N/A
PIMCO Disciplined Value Fund                                   0           N/A           N/A
PIMCO International Value Fund                                 0           N/A           N/A
PIMCO Large-Cap Value Fund                                     0           N/A           N/A
PIMCO Mid-Cap Value Fund                                       0           N/A           N/A
PPA Tax-Efficient Equity Fund/(1)/                       110,115        81,781       233,054
PPA Tax-Efficient Structured Emerging Markets Fund       421,807       350,580       346,619
RCM Biotechnology Fund                                 2,476,080     5,198,393           N/A
RCM Emerging Markets Fund/(1)/                            59,665        86,808           N/A
RCM Europe Fund/(1)/                                     211,991       334,929           N/A
RCM Global Equity Fund                                     5,431         8,241           N/A
RCM Global Healthcare Fund                             1,215,664     1,900,519           N/A
RCM Global Small-Cap Fund                                 95,991       163,476           N/A
RCM Global Technology Fund                             2,195,089     3,574,390           N/A
RCM International Growth Equity Fund                     415,724       834,092           N/A
RCM Large-Cap Growth Fund                              1,386,049       935,795           N/A
RCM Mid-Cap Fund                                       1,036,194     3,307,507           N/A
RCM Small-Cap Fund/(1)/                                   79,225       741,680           N/A
RCM Tax-Managed Growth Fund                               46,694        54,959           N/A
Select Growth Fund/(1)/                                   59,835       254,241       283,609
Select International Fund/(1)/                               N/A        41,755       157,018
Structured Emerging Markets Fund/(1)/                        N/A             0       133,191

TOTAL                                                $63,330,756   $82,495,678   $77,805,461



----------
/(1)/Please see the section captioned "The Trust" in this Statement of Additional Information for information about these Funds.

Portfolio Management Agreements




          The Adviser employs Sub-Advisers to provide investment advisory services to each Fund pursuant to portfolio management agreements (each a "Portfolio Management Agreement") between the Adviser and the Fund's Sub-Adviser. The Adviser currently has nine investment management affiliates which are also subsidiaries of ADAM of America, the following five of which manage one or more of the Funds: PIMCO Equity Advisors LLC ("PIMCO Equity Advisors"), Cadence Capital Management LLC ("Cadence" ), NFJ Investment Group L.P. ("NFJ"),Nicholas-Applegate Capital Management LLC ("Nicholas-Applegate") and Pacific Investment Management Company LLC ("PIMCO"). Dresdner RCM Global Investors LLC ("Dresdner"), a subsidiary of Allianz AG and an affiliate of the Adviser, is the Sub-Adviser for the PIMCO RCM Funds. Parametric Portfolio Associates ("Parametric"), another Sub-Adviser, was formerly an affiliate of the Adviser, but is no longer affiliated with the Adviser. For services provided to the Funds (except for the NFJ International Value, Large-Cap Value, International Value, Balanced Value, Core Equity, Small-Cap Value, Disciplined Value and Mid-Cap Value Funds), the Adviser (and not the Funds) pays the Sub-Advisers at the rates set forth in the Portfolio Management Agreements. The NFJ International Value, Large-Cap Value, International Value, Balanced Value, Core Equity, Small-Cap Value, Disciplined Value and Mid-Cap Value Funds do not pay any advisory fees for the investment advisory services provided by their portfolio managers. Each Portfolio Management Agreement provides that neither the Adviser nor the relevant Sub-Adviser, as applicable, shall be subject to any liability in connection with the performance of its services thereunder in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties.

          Shareholders of each Fund (except the PEA Innovation, CCM Mid-Cap, CCM Emerging Companies, NFJ Dividend Value and NFJ Large-Cap Value Funds) have approved a proposal permitting the Adviser to enter into new or amended sub-advisory agreements with one or more sub-advisers with respect to each Fund without obtaining shareholder approval of such agreements, subject to the conditions of an exemptive order that has been granted by the Securities and Exchange Commission. One of the conditions requires the Board of Trustees to approve any such agreement. In addition, the exemptive order currently prohibits the Adviser from entering into sub-advisory agreements with affiliates of the Adviser without shareholder approval, unless such affiliates are substantially wholly-owned by ADAM of America. The Adviser has the ultimate responsibility to oversee the Sub-Advisers and to recommend their hiring, termination and replacement.



PIMCO Equity Advisors



          PIMCO Equity Advisors, an indirect wholly-owned subsidiary of ADAM of America, acts as the Sub-Adviser and provides investment advisory services to the PEA Value, PEA Growth, PEA Target, PE A Opportunity, PEA Innovation, PEA Renaissance and PEA Growth & Income Funds. Accounts managed by PIMCO Equity Advisors had combined assets as of September 30, 2003, of approximately $9.1 billion. For services provided to these Funds, the Adviser (not the Trust) pays PIMCO Equity Advisors a monthly fee at the following annual rates: 0.35% for the PEA Value Fund, 0.40% for the PEA Growth Fund, 0.45% for the PEA Target and PEA Growth & Income Funds, 0.50% for the PEA Renaissance Fund and 0.55% for the PEA Opportunity and PEA Innovation Funds and the Large-Cap Value Equity Discipline of the Multi-Discipline Portfolio. PIMCO Equity Advisors' address is 1345 Avenue of the Americas, 50th Floor, New York, NY 10105. Prior to March 6, 1999, Columbus Circle Investors ("Columbus Circle"), a former subsidiary partnership of the Adviser, served as Sub-Adviser to the PEA Growth, PEA Target, PEA Opportunity and PEA Innovation Funds. Columbus Circle served as Sub-Adviser to the Renaissance Fund until May 7, 1999, and it served as Sub-Adviser to the PEA Growth & Income Fund until July 1, 1999. On July 1, 1999, the Adviser sold all of its ownership interest in Columbus Circle to certain of Columbus Circle's employees. Prior to May 8, 2000, NFJ served as Sub-Adviser to the PEA Value Fund.



Parametric



          Pursuant to a Portfolio Management Agreement between the Adviser and Parametric, Parametric is the Sub-Adviser and provides investment advisory services to the PPA Tax-Efficient Structured Emerging Markets Fund. For the services provided to the Fund, the Adviser (not the Trust) pays Parametric a monthly fee at the annual rate of 0.35% of the Fund's average daily net assets.




          Parametric is an investment management firm organized as a Delaware limited liability company. Parametric is the successor investment adviser to Parametric Portfolio Associates, Inc., which commenced operations in 1987. Eaton Vance Acquisitions, a wholly-owned subsidiary of Eaton Vance Corp, a Maryland corporation, and Fairview Holdings L.L.C. own 80% and 20%, respectively, of Parametric. Fairview Holdings L.L.C. is owned by the current managing directors of Parametric and an investor group led by Orca Bay Partners. Parametric is located at 1151 Fairview Avenue N., Seattle, Washington 98109. Parametric provides investment management services to a number of institutional accounts, including employee benefit plans, college endowment funds and foundations. Accounts managed by Parametric had combined assets, as of September 30, 2003, of approximately $155 million.



Cadence


         Pursuant to a Portfolio Management Agreement between the Adviser and Cadence, Cadence provides investment advisory services to the CCM Focused Growth, CCM Capital Appreciation, CCM Mid-Cap and CCM Emerging Companies Funds. For the services provided, the Adviser (not the Trust) pays Cadence a monthly fee for each Fund at the following annual rates (based on the average daily net assets of the particular Fund): 0.35% for the CCM Focused Growth Fund, 0.35% for the CCM Capital Appreciation Fund, 0.35% for the CCM Mid-Cap Fund, and 1.15% for the CCM Emerging Companies Fund.


          Cadence is an investment management firm organized as a Delaware limited liability company. Cadence is the successor investment adviser to Cadence Capital Management Corporation, which commenced operations in 1988. Cadence has two partners: PIMCO Advisors as the supervisory partner, and Cadence Capital Management Inc. as the managing partner. Cadence is located at 265 Franklin Street, 11th Floor, Boston, Massachusetts 02110. Cadence provides investment management services to a number of institutional accounts, including employee benefit plans, college endowment funds and foundations. Accounts managed by Cadence had combined assets, as of September 30, 2003, of approximately $5.0 billion.



NFJ



          Pursuant to a Portfolio Management Agreement between the Adviser and NFJ, NFJ provides investment advisory services to the NFJ Small-Cap Value, NFJ Large-Cap Value and NFJ Dividend Value Funds along with the Small-Cap Value Equity Discipline of the Multi-Discipline Portfolio. For the services provided, the Adviser (not the Trust) pays NFJ a monthly fee for each Fund at the following annual rates (based on the average daily net assets of the particular
Fund): 0.50% for the NFJ Small-Cap Value Fund and Small-Cap Value Equity Discipline of the Multi-Discipline Portfolio, 0.35% for the NFJ Dividend Value Fund and 0.35% for the NFJ Large-Cap Value Fund.

          NFJ is an investment management firm organized as a Delaware limited partnership. NFJ is the successor investment adviser to NFJ Investment Group, Inc., which commenced operations in 1989. NFJ has two partners: PIMCO Advisors as the supervisory partner, and NFJ Management Inc. as the managing partner. NFJ is located at 2121 San Jacinto, Suite 1840, Dallas, Texas 75201. NFJ provides investment management services to a number of institutional accounts, including employee benefit plans, college endowment funds and foundations. Accounts managed by NFJ had combined assets, as of September 30, 2003, of approximately $3.8 billion.



Nicholas-Applegate



          Pursuant to a Portfolio Management Agreement between the Adviser and Nicholas-Applegate, Nicholas-Applegate is the Sub-Adviser and provides investment advisory services to the NACM Flex-Cap Value, NACM Global, NACM Growth, NACM International, NACM Pacific Rim and NACM Value Funds and the International Equity Discipline of the Multi-Discipline Portfolio. For the services provided, the Adviser (not the Trust) pays Nicholas-Applegate a monthly fee for each Fund at the following annual rates (based on the average daily net assets of the particular Fund): 0.40% for the NACM Growth and NACM Value Funds, 0.55% for the NACM Flex-Cap Value Fund, 0.60% for the NACM Global and NACM International Funds and International Equity Discipline of the Multi-Discipline Portfolio and 0.80% for the NACM Pacific Rim Fund.

          Nicholas-Applegate is an investment management firm organized as a Delaware limited liability company (formerly Nicholas-Applegate Capital Management, a California limited partnership). Nicholas-Applegate is located at 600 West Broadway, San Diego, California 92101. Nicholas-Applegate was organized in 1984 to manage discretionary accounts investing primarily in publicly traded equity securities and securities convertible or exercisable for publicly traded equity securities, with the goal of capital appreciation. Accounts managed by Nicholas-Applegate had combined assets, as of September 30, 2003, of approximately $18.3 billion.

PIMCO

          Pursuant to a Portfolio Management Agreement between the Adviser and PIMCO, PIMCO provides investment services to the Core Fixed Income Discipline of the Multi-Discipline Portfolio. For the services provided, the Adviser (not the Trust) pays PIMCO a monthly fee for the Fund at the annual rate of 0.25% of the Fund's average daily net assets. PIMCO is a majority owned subsidiary of ADAM of America with a minority interest held by PIMCO Partners, LLC. PIMCO Partners, LLC is owned by the current managing directors and executive management of PIMCO. PIMCO is located at 840 Newport Center Drive, Newport Beach, California 92660. PIMCO had approximately $356.5 billion of assets under management as of September 30, 2003.



Dresdner



          Pursuant to a Portfolio Management Agreement between the Adviser and Dresdner, Dresdner provides investment services to the RCM Global Small-Cap, RCM Global Technology, RCM Global Healthcare, RCM Large-Cap Growth, RCM Mid-Cap, RCM Tax-Managed Growth, RCM Biotechnology and RCM International Growth Equity Funds and the Large-Cap Growth Discipline of the Multi-Discipline Portfolio. For the services provided, the Adviser (not the Trust) pays Dresdner a monthly fee for each Fund at the following annual rates (based on the average daily net assets of the particular Fund): 0.90% for the RCM Global Small-Cap Fund, 0.85% for the RCM Global Technology Fund, 0.70% for the RCM Global Healthcare Fund,

0.35% for the RCM Large-Cap Growth Fund and the Large-Cap Growth Discipline of the Multi-Discipline Portfolio, 0.50% for the RCM Tax-Managed Growth Fund, 0.37% for the RCM Mid-Cap Fund, 0.80% for the RCM Biotechnology Fund and 0.40% for the RCM International Growth Equity Fund.

          Dresdner RCM Global Investors LLC is a Delaware limited liability company. Organized in 1998, it is the successor to the business of its holding company, Dresdner RCM Global Investors US Holdings LLC. It was originally formed as Rosenberg Capital Management in 1970, and it and its successors have been consistently in business since then. As of September 30, 2003, Dresdner had approximately $30.8 billion in assets under management.

Information about the portfolio managers for the NFJ International Value, Large-Cap Value, International Value, Balanced Value, Core Equity, Small-Cap Value, Disciplined Value and Mid-Cap Value Fund is set forth in the prospectus for these Funds, which is incorporated herein by reference.

          For the fiscal years ended June 30, 2003, June 30, 2002 and June 30, 2001, the amount of portfolio management fees paid by the Adviser (or its predecessor) to the applicable Sub-Adviser (or its predecessor) for each of the Funds was as follows:




                                                         Year          Year          Year
                                                        Ended         Ended         Ended
                                                       6/30/03       6/30/02       6/30/01
                                                     -----------   -----------   -----------
CCM Capital Appreciation Fund                        $ 2,230,313   $ 2,462,551   $ 2,851,542
CCM Emerging Companies Fund                            2,423,292     2,579,205     2,694,393
CCM Focused Growth Fund                                    6,181         7,895        12,235
CCM Mid-Cap Fund/(1)/                                  2,004,549     3,319,269     3,890,869
Emerging Markets Fund/(1)/                                   N/A             0         2,989
Enhanced Equity Fund/(1)/                                    N/A             0       145,635
Europe Growth Fund/(1)/                                      N/A             0         2,851
Former Equity Income Fund/(1)/                               N/A           N/A         3,096
Global Innovation Fund/(1)/                              198,442     1,367,732           N/A
Healthcare Innovation Fund/(1)/                              N/A             0           N/A
International Fund/(1)/                                      N/A           N/A       378,749
NACM Core Equity Fund/(1)/                                 8,569           N/A           N/A
NACM Flex-Cap Value Fund                                   6,228           N/A           N/A
NACM Global Fund                                           6,228           N/A           N/A
NACM Growth Fund                                           4,240           N/A           N/A
NACM International Fund                                   17,014           N/A           N/A
NACM Pacific Rim Fund                                     61,472           N/A           N/A
NACM Value Fund                                            4,471           N/A           N/A
New Asia Fund/(1)/                                           N/A             0         3,718
NFJ Large-Cap Value Fund/(1)/                              9,088         4,839         3,605
NFJ Dividend Value Fund/(1)/                             180,395       139,281       155,584
NFJ International Value Fund                                   0           N/A           N/A
NFJ Equity Fund/(1)/                                           0           N/A           N/A
NFJ Small-Cap Value Fund                               5,128,648     2,667,201     1,597,026
PEA Growth & Income Fund                                 299,704       355,884           N/A
PEA Growth Fund                                        3,519,848     5,839,935           N/A
PEA Innovation Fund                                    4,530,161     9,635,366           N/A
PEA Opportunity Fund                                   1,368,406     2,083,842           N/A
PEA Renaissance Fund                                  15,215,338    14,339,245           N/A
PEA Target Fund                                        3,657,826     6,178,302           N/A
PEA Value Fund                                         2,854,698     1,686,182           N/A
PIMCO Balanced Value Fund                                      0           N/A           N/A
PIMCO Core Equity Fund                                         0           N/A           N/A
PIMCO Disciplined Value Fund                                   0           N/A           N/A
PIMCO International Value Fund                                 0           N/A           N/A
PIMCO Large-Cap Value Fund                                     0           N/A           N/A

PIMCO Mid-Cap Value Fund                                       0           N/A           N/A
PPA Tax-Efficient Equity Fund/(1)/                        85,646       141,385       181,718
PPA Tax-Efficient Structured Emerging Markets Fund       328,073       272,673       272,539
RCM Balanced Fund/(1)/                                       N/A        67,418           N/A
RCM Biotechnology Fund                                 2,437,235     1,636,541           N/A
RCM Emerging Markets Fund/(1)/                            58,489        40,189           N/A
RCM Europe Fund/(1)/                                     208,726        98,666           N/A
RCM Global Equity Fund/(1)/                                5,305         3,648           N/A
RCM Global Healthcare Fund                             1,192,636       637,354           N/A
RCM Global Small-Cap Fund                                 94,098        56,493           N/A
RCM Global Technology Fund                             2,162,473     1,297,144           N/A
RCM International Growth Equity Fund                     373,580       251,456           N/A
RCM Large-Cap Growth Fund                              1,368,093       392,154           N/A
RCM Mid-Cap Fund                                       1,035,219       854,608           N/A
RCM Small-Cap Fund/(1)/                                   79,226       131,345           N/A
RCM Tax-Managed Growth Fund                               44,671        17,943           N/A
Select Growth Fund/(1)/                                   49,863       211,868           N/A
Select International Fund/(1)/                               N/A       236,001       118,873
Select World Fund/(1)/                                       N/A             0         2,169
Small-Cap Fund/(1)/                                          N/A             0        28,103
Structured Emerging Markets Fund/(1)/                        N/A        63,365       104,648

TOTAL                                                $53,258,443   $59,076,992   $12,444,149



----------
     /(1)/Please see the section captioned "The Trust" in this Statement of Additional Information for information about these Funds.

Basis for Approval of the Advisory Agreement and Portfolio Management Agreements

In determining to approve the Advisory Agreement and the Portfolio Management Agreements, the Trustees met with the relevant investment advisory personnel from the adviser and sub-advisers and considered information relating to the education, experience and number of investment professionals and other personnel providing services under the applicable agreement. See "Management of the Funds" in the Prospectus and "Management of the Trust - Investment Adviser" and "Management of the Trust - Portfolio Management Agreements" in this Statement of Additional Information. The Trustees also took into account the time and attention devoted by senior management to the Funds and the other funds in the PIMCO Funds Complex. The Trustees evaluated the level of skill required to manage the Funds and concluded that the human resources devoted by the adviser and sub-advisers to the Funds were appropriate to fulfill effectively the duties of the adviser and sub-advisers under the applicable agreement. The Trustees also considered the business reputation of the adviser and sub-advisers, their financial resources and its professional liability insurance coverage and concluded that the they would be able to meet any reasonably foreseeable obligations under the applicable agreement.

The Trustees received information concerning the investment philosophy and investment process applied by each Sub-Adviser in managing the Funds. In this connection, the Trustees considered each Sub-Adviser's in-house research capabilities as well as other resources available to each Sub-Adviser's personnel, including research services available to the Sub-Adviser as a result of securities transactions effected for the Funds and other investment advisory clients. The Trustees concluded that each Sub-Adviser's investment process, research capabilities and philosophy were well suited to the relevant Funds, given each Fund's investment objectives and policies.

The Trustees considered the scope of the services provided by the adviser and sub-advisers to the Funds under the Advisory Agreement and Portfolio Management Agreements, respectively, relative to services provided by third parties to other mutual funds. The Trustees noted that the adviser's and sub-advisers' standard of care was comparable to that found in most mutual fund investment advisory agreements. See "Advisory Agreement" above. The Trustees concluded that the scope of the adviser's and sub-advisers' services to the Funds was consistent with the Funds' operational requirements, including, in addition to its investment objective, compliance with each Fund's investment restrictions, tax and reporting requirements and related shareholder services.

The Trustees considered the quality of the services provided by the adviser and sub-advisers to the Funds. The Trustees also evaluated the procedures of the adviser and sub-advisers designed to fulfill the their fiduciary duty to the Funds with respect to possible conflicts of interest, including their codes of ethics (regulating the personal trading of their officers and employees) (see

"Management of the Trust - Codes of Ethics" above), the procedures by which each Sub-Adviser allocates trades among its various investment advisory clients, the integrity of the systems in place to ensure compliance with the foregoing and the record of each Sub-Adviser in these matters. The Trustees also received information concerning standards of the adviser and sub-adviser with respect to the execution of portfolio transactions. See "Portfolio Transactions and Brokerage" below.

In approving the agreements, the Trustees also considered so-called "fallout benefits" to the Adviser and each Sub-Adviser such as reputational value derived from serving as investment adviser and sub-adviser, respectively, to the Funds and the fact that the Adviser and each Sub-Adviser will receive services from brokers who execute portfolio transactions for the Trust. See "Portfolio Transactions and Brokerage."

Fund Administrator

          In addition to its services as Adviser, PIMCO Advisors Fund Management serves as administrator (and is referred to in this capacity as the "Administrator") to the Funds pursuant to an administration agreement (the "Administration Agreement") with the Trust. The Administrator provides or procures administrative services to the Funds, which include clerical help and accounting, bookkeeping, internal audit services and certain other services they require, and preparation of reports to the Trust's shareholders and regulatory filings. PIMCO Advisors Fund Management has retained Pacific Investment Management as sub-administrator to provide such services pursuant to a sub-administration agreement (the "Sub-Administration Agreement"). PIMCO Advisors Fund Management may also retain other affiliates to provide such services. In addition, the Administrator arranges at its own expense for the provision of legal, audit, custody, transfer agency and other services necessary for the ordinary operation of the Funds and is responsible for the costs of registration of the Trust's shares and the printing of prospectuses and shareholder reports for current shareholders. Under the Administration Agreement, the Administrator has agreed to provide or procure these services, and to bear these expenses, at the following annual rates for each Fund (each expressed as a percentage of the Fund's average daily net assets attributable to the indicated class or classes of shares on an annual basis):

                             Administrative Fee Rate




------------------------------------------------------------------------------------------------------------------------
                                        Institutional

                                            and                      Class A, Class B,
                Fund                   Administrative                   and Class C                   Class D   Class R
                                          Classes*                        Shares*                    Shares**    Shares
------------------------------------------------------------------------------------------------------------------------
Asset Allocation Fund                  0.10%***         0.40% of first $2.5 billion                  N/A        N/A
                                                        0.35% of amounts in excess of $2.5 billion
-----------------------------------------------------------------------------------------------------------------------
Balanced Value Fund                    0.30%            0.50%                                        N/A        N/A
-----------------------------------------------------------------------------------------------------------------------
CCM Capital Appreciation Fund          0.25%            0.40% of first $2.5 billion                  0.65%      0.50%
                                                        0.35% of amounts in excess of $2.5 billion
-----------------------------------------------------------------------------------------------------------------------
CCM Emerging Companies Fund            0.25%            N/A                                          N/A        N/A
-----------------------------------------------------------------------------------------------------------------------
CCM Focused Growth Fund                0.25%            N/A                                          N/A        N/A
-----------------------------------------------------------------------------------------------------------------------
CCM Mid-Cap Fund                       0.25%            0.40% of first $2.5 billion                  0.65%      0.50%
                                                        0.35% of amounts in excess of $2.5 billion
-----------------------------------------------------------------------------------------------------------------------
Core Equity Fund                       0.30%            N/A                                          N/A        N/A
-----------------------------------------------------------------------------------------------------------------------
Disciplined Value Fund                 0.30%            N/A                                          N/A        N/A
-----------------------------------------------------------------------------------------------------------------------
International Value Fund               0.50%            0.70%                                        N/A        N/A
-----------------------------------------------------------------------------------------------------------------------
Large-Cap Value Fund                   0.30%            0.50%                                        N/A        N/A
-----------------------------------------------------------------------------------------------------------------------
Mid-Cap Value Fund                     0.30%            N/A                                          N/A        N/A
-----------------------------------------------------------------------------------------------------------------------
Multi-Discipline Portfolio             0.30%            0.50% of first $2.5 billion                  0.50%      0.50%
                                                        0.45% of amounts in excess of $2.5 billion
-----------------------------------------------------------------------------------------------------------------------
NACM Flex-Cap Value Fund               0.30%            0.50% of first $2.5 billion                  0.75%      N/A
                                                        0.45% of amounts in excess of $2.5 billion
-----------------------------------------------------------------------------------------------------------------------
NACM Global Fund                       0.40%            0.60% of first $2.5 billion                  0.85%      0.60%
                                                        0.55% of amounts in excess of $2.5 billion
-----------------------------------------------------------------------------------------------------------------------
NACM Growth Fund                       0.30%            0.50% of first $2.5 billion                  0.75%      N/A
                                                        0.45% of amounts in excess of $2.5 billion
-----------------------------------------------------------------------------------------------------------------------
NACM International Fund                0.50%            0.70% of first $2.5 billion                  0.95%      0.70%
                                                        0.65% of amounts in excess of $2.5 billion
-----------------------------------------------------------------------------------------------------------------------
NACM Pacific Rim Fund                  0.50%            0.70% of first $2.5 billion                  0.95%      N/A
                                                        0.65% of amounts in excess of $2.5 billion
-----------------------------------------------------------------------------------------------------------------------
NACM Value Fund                        0.30%            0.50% of first $2.5 billion                  0.75%      N/A
                                                        0.45% of amounts in excess of $2.5 billion
-----------------------------------------------------------------------------------------------------------------------
NFJ Large-Cap Value Fund               0.25%            0.50% of first $2.5 billion                  0.75%      N/A
                                                        0.45% of amounts in excess of $2.5 billion
-----------------------------------------------------------------------------------------------------------------------
NFJ Dividend Value Fund                0.25%            0.50% of first $2.5 billion                  0.75%      0.50%
                                                        0.45% of amounts in excess of $2.5 billion
-----------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
NFJ International Value Fund           0.40%            N/A                                          N/A        N/A
------------------------------------------------------------------------------------------------------------------------
NFJ Small-Cap Value Fund               0.25%            0.40% of first $2.5 billion                  0.65%      0.50%
                                                        0.35% of amounts in excess of $2.5 billion
------------------------------------------------------------------------------------------------------------------------
PEA Growth Fund                        0.25%            0.40% of first $2.5 billion                  0.65%      0.50%
                                                        0.35% of amounts in excess of $2.5 billion
------------------------------------------------------------------------------------------------------------------------
PEA Growth & Income Fund               0.25%            0.50% of the first $2.5 billion              0.75%      0.50%
                                                        0.45% of amounts in excess of $2.5 billion
------------------------------------------------------------------------------------------------------------------------
PEA Innovation Fund                    0.25%            0.40% of first $2.5 billion                  0.65%      N/A
                                                        0.35% of amounts in excess of $2.5 billion
------------------------------------------------------------------------------------------------------------------------
PEA Opportunity Fund                   0.25%            0.40% of first $2.5 billion                  0.65%      N/A
                                                        0.35% of amounts in excess of $2.5 billion
------------------------------------------------------------------------------------------------------------------------
PEA Renaissance Fund                   0.25%            0.40% of first $2.5 billion                  0.65%      0.50%
                                                        0.35% of amounts in excess of $2.5 billion
------------------------------------------------------------------------------------------------------------------------
PEA Target Fund                        0.25%            0.40% of first $2.5 billion                  0.65%      N/A
                                                        0.35% of amounts in excess of $2.5 billion
------------------------------------------------------------------------------------------------------------------------
PEA Value Fund                         0.25%            0.40% of first $2.5 billion                  0.65%      0.50%
                                                        0.35% of amounts in excess of $2.5 billion
------------------------------------------------------------------------------------------------------------------------
PPA Tax-Efficient Structured

Emerging Markets Fund                  0.50%            N/A                                          N/A        N/A
------------------------------------------------------------------------------------------------------------------------
RCM Biotechnology Fund                 N/A              0.45% of first $2.5 billion                  0.70%      N/A
                                                        0.40% of amounts in excess of $2.5 billion
------------------------------------------------------------------------------------------------------------------------
RCM Global Healthcare                  N/A              0.55% of first $2.5 billion                  0.80%      N/A
Fund                                                    0.50% of amounts in excess of $2.5 billion
------------------------------------------------------------------------------------------------------------------------
RCM Global Small-Cap Fund              0.40%            0.60% of first $2.5 billion                  0.85%      N/A
                                                        0.55% of amounts in excess of $2.5 billion
------------------------------------------------------------------------------------------------------------------------
RCM Global Technology Fund             0.40%            0.55% of first $2.5 billion                  0.80%      N/A
                                                        0.50% of amounts in excess of $2.5 billion
------------------------------------------------------------------------------------------------------------------------
RCM International Growth Equity Fund   0.50%            0.70% of first $2.5 billion                  0.95%      N/A
                                                        0.65% of amounts in excess of $2.5 billion
------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------------------------------------------------
RCM Large-Cap Growth Fund              0.30%            0.50% of first $2.5 billion                  0.75%      0.50%
                                                        0.45% of amounts in excess of $2.5 billion
------------------------------------------------------------------------------------------------------------------------
RCM Mid-Cap Fund                       0.30%            0.50% of first $2.5 billion                  0.75%      0.50%
                                                        0.45% of amounts in excess of $2.5 billion
------------------------------------------------------------------------------------------------------------------------
RCM Tax-Managed Growth Fund            0.30%            0.50% of first $2.5 billion                  0.75%      N/A
                                                        0.45% of amounts in excess of $2.5 billion
------------------------------------------------------------------------------------------------------------------------
Small-Cap Value Fund                   0.30%            N/A                                          N/A        N/A
------------------------------------------------------------------------------------------------------------------------

* The Administrator receives administrative fees based on a Fund's average daily net assets attributable in the aggregate to its Institutional and Administrative Class shares on the one hand, and to its Class A, Class B and Class C shares on the other.

** As described below, the Administration Agreement includes a plan adopted in conformity with Rule 12b-1 which provides for the payment of up to 0.25% of the Class D Administrative Fee rate as reimbursement for expenses in respect of activities that may be deemed to be primarily intended to result in the sale of Class D shares.

*** The Administrative Fee for Institutional and Administrative Class shares of the Asset Allocation Fund reflects a fee waiver currently in effect. In the absence of this waiver, the Administrative Fee rate for Institutional and Administrative Class shares of the Fund would be 0.15% per annum.

          Except for the expenses paid by the Administrator, the Trust bears all costs of its operations. The Trust is responsible for the following expenses:
(i) salaries and other compensation of any of the Trust's executive officers and employees who are not officers, directors, stockholders, or employees of PIMCO Advisors Fund Management, Pacific Investment Management, or their subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction and investment-related expenses;
(iv) costs of borrowing money, including interest expenses; (v) fees and expenses of the Trustees who are not "interested persons" of PIMCO Advisors Fund Management, PIMCO Advisors, any Sub-Adviser, or the Trust, and any counsel retained exclusively for their benefit ("disinterested Trustees' expenses");
(vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) expenses which are capitalized in accordance with generally accepted accounting principals; and (viii) any expenses allocated or allocable to a specific class of shares ("Class-specific expenses").

          Class-specific expenses include distribution and/or service fees payable with respect to the Class A, Class B, Class C, Class D, Class R or Administrative Class shares and administrative fees as described above, and may include certain other expenses as permitted by the Trust's Amended and Restated Multi-Class Plan (the "Multi-Class Plan") adopted pursuant to Rule 18f-3 under the 1940 Act, which is subject to review and approval by the Trustees. It is not presently anticipated that any expenses other than distribution and/or service fees and administrative fees will be allocated on a class-specific basis.

          The Administration Agreement may be terminated by the Trust at any time by vote of (1) a majority of the Trustees, (2) a majority of the outstanding voting securities of the Trust, or (3) with respect to the PEA Renaissance, PEA Growth, PEA Target, PEA Opportunity and PEA Innovation Funds, by a majority of the Trustees who are not interested persons of the Trust or PIMCO Advisors Fund Management, on 60 days' written notice to PIMCO Advisors Fund Management.

          Under the Administration Agreement, the Administrator or an affiliate may pay financial service firms a portion of the Class D administration fees in return for the firms' services (normally not to exceed an annual rate of 0.35% of a Fund's average daily net assets attributable to Class D shares purchased through such firms). The Administration Agreement includes a plan specific to Class D shares which has been adopted in conformity with the requirements set forth under Rule 12b-1 of the 1940 Act to allow for payment of up to 0.25% per annum of the Class D administrative fees as reimbursement for expenses in respect of activities that may be deemed to be primarily intended to result in the sale of Class D shares. The principal types of activities for which such payments may be made are services in connection with the distribution of Class D shares and/or the provision of shareholder services. See "Distribution of Trust Shares--Plan for Class D Shares."

          After an initial two-year term, the Sub-Administration Agreement will continue from year to year upon the approval of the parties thereto. The Sub-Administration Agreement may be terminated at any time by PIMCO Advisors Fund Management or Pacific Investment Management upon 60 days' written notice to the other party and, with respect to the services rendered to the Trust, at any time by vote of a majority of the disinterested Trustees of the Trust. The Sub-Administration Agreement will also terminate upon termination of the Administration Agreement.


          For the fiscal years ended June 30, 2003, June 30, 2002 and June 30, 2001, the aggregate amount of the administration fees paid by the Funds was as follows (those Funds which have only recently commenced operations and did not pay administrative fees during the periods shown are not included):


                                                         Year          Year          Year
                                                        Ended         Ended         Ended
Fund                                                   6/30/03       6/30/02       6/30/01
----                                                 -----------   -----------   -----------
30/70 Portfolio/(1)/                                         N/A   $         0   $    23,305
90/10 Portfolio/(1)/                                         N/A             0        84,634
Asset Allocation Fund                                $   218,011       159,865        77,252
CCM Capital Appreciation Fund                          1,969,871     2,147,587     2,418,667
CCM Emerging Companies Fund                              623,132       602,486       581,517
CCM Focused Growth Fund                                    4,415         5,639         8,710
CCM Mid-Cap Fund/(1)/                                  1,761,793     2,804,796     3,291,403
Global Innovation Fund/(1)/                              147,519     1,025,490     1,509,003
Healthcare Innovation/(1)/                                   N/A        10,606         4,176
NACM Core Equity Fund/(1)/                                 6,654           N/A           N/A
NACM Flex-Cap Value Fund                                   3,618           N/A           N/A
NACM Global Fund                                           4,292           N/A           N/A
NACM Growth Fund                                           3,370           N/A           N/A
NACM International Fund                                   14,544           N/A           N/A
NACM Pacific Rim Fund                                     39,029           N/A           N/A
NACM Value Fund                                            3,578           N/A           N/A
NFJ Large-Cap Value Fund/(1)/                              8,650         3,457         2,571
NFJ Dividend Value Fund/(1)/                             175,348       103,881       113,726
NFJ International Value Fund                                   0           N/A           N/A
NFJ Equity Fund/(1)/                                           0           N/A           N/A
NFJ Small-Cap Value Fund                               3,916,938     2,024,607     1,196,025
PEA Growth & Income Fund                                 302,134       305,223        51,398
PEA Growth Fund                                        3,485,901     5,795,556     9,703,273
PEA Innovation Fund                                    3,259,585     6,967,895    15,982,199
PEA Opportunity Fund                                     894,882     1,390,396     1,976,964
PEA Renaissance Fund                                  11,753,703    11,025,246     3,197,583
PEA Target Fund                                        3,187,612     5,411,000     8,306,572
PEA Value Fund                                         3,126,138     1,743,407       764,790
PIMCO Balanced Value Fund                                      0           N/A           N/A
PIMCO Core Equity Fund                                         0           N/A           N/A
PIMCO Disciplined Value Fund                                   0           N/A           N/A
PIMCO International Value Fund                                 0           N/A           N/A
PIMCO Large-Cap Value Fund                                     0           N/A           N/A
PIMCO Mid-Cap Value Fund                                       0           N/A           N/A
PPA Tax-Efficient Equity Fund/(1)/                        91,702       139,417       179,873
PPA Tax-Efficient Structured Emerging Markets Fund       468,675       389,532       385,132
RCM Biotechnology Fund                                 1,238,040       847,513           N/A
RCM Emerging Markets Fund/(1)/                            35,141        35,551           N/A
RCM Europe Fund/(1)/                                     144,670        99,109           N/A
RCM Global Equity Fund/(1)/                                2,857        32,993           N/A
RCM Global Healthcare Fund                               835,768       469,116           N/A
RCM Global Small-Cap Fund                                 50,726        60,615           N/A
RCM Global Technology Fund                             1,136,038       688,996           N/A
RCM International Growth Equity Fund                     510,432       331,821           N/A
RCM Large-Cap Growth Fund                                942,376       293,154           N/A
RCM Mid-Cap Fund                                         663,880       583,183           N/A
RCM Small-Cap Fund/(1)/                                   33,010        92,285           N/A
RCM Tax-Managed Growth Fund                               33,223        43,915           N/A
Select Growth Fund/(1)/                                   32,671       152,203       183,873
Select International Fund/(1)/                               N/A       378,800       126,358

Structured Emerging Markets Fund/(1)/                        N/A             0       147,990

TOTAL                                                $41,129,926   $46,165,340   $50,316,994



/(1)/ Please see the section captioned "The Trust" in this Statement of Additional Information for information about these Funds.

DISTRIBUTION OF TRUST SHARES

Distributor and Multi-Class Plan

          PIMCO Advisors Distributors LLC (the "Distributor") serves as the principal underwriter of each class of the Trust's shares pursuant to a distribution contract (the "Distribution Contract") with the Trust. The Distributor is an indirect subsidiary of PIMCO Advisors. The Distributor, located at 2187 Atlantic Street, Stamford, Connecticut 06902, is a broker-dealer registered with the Securities and Exchange Commission. The Distribution Contract is terminable with respect to a Fund or class of shares without penalty, at any time, by the Fund or class by not more than 60 days' nor less than 30 days' written notice to the Distributor, or by the Distributor upon not more than 60 days' nor less than 30 days' written notice to the Trust. The Distributor is not obligated to sell any specific amount of Trust shares and does not receive any compensation other than what is described below for executing securities transactions.

          The Distribution Contract will continue in effect with respect to each Fund, and each class of shares thereof, for successive one-year periods, provided that each such continuance is specifically approved (i) by the vote of a majority of the entire Board of Trustees or by the majority of the outstanding shares of the Fund or class, and (ii) by a majority of the Trustees who are not interested persons (as defined in the 1940 Act) of the Trust and who have no direct or indirect interest financial interest in the Distribution Contract or the Distribution and/or Servicing Plans described below, by vote cast in person at a meeting called for the purpose. If the Distribution Contract is terminated (or not renewed) with respect to one or more Funds or classes, it may continue in effect with respect to any Fund or class as to which it has not been terminated (or has been renewed).

          The Trust currently offers up to seven classes of shares of each of the Funds: Class A, Class B, Class C, Class D, Class R, Institutional Class and Administrative Class shares.

          Class A, Class B and Class C shares of the Trust are offered through firms ("participating brokers") which are members of the NASD, Inc. ("NASD"), and which have dealer agreements with the Distributor, or which have agreed to act as introducing brokers for the Distributor ("introducing brokers").

          Class D shares are generally offered to clients of financial service firms, such as broker-dealers or registered investment advisers, with which the Distributor has an agreement for the use of PIMCO Funds: Multi-Manager Series in particular investment products, programs or accounts for which a fee may be charged.

          Class R shares are generally available only to 401(k) plans, 457 plans, employer sponsored 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans, non-qualified defined compensation plans and other accounts whereby the plan or the plan's financial service firm has an agreement with the Distributor or the Adviser to utilize Class R shares in certain investment products or programs (collectively, "retirement plans"). In addition, Class R shares also are generally available only to retirement plans where Class R shares are held on the books of the Funds through omnibus accounts (either at the plan level or at the level of the financial service firm). Class R shares are not available to retail or institutional non-retirement accounts, traditional and Roth IRAs, Coverdell Education Savings Accounts, SERs, SAR-SEPs, SIMPLE IRAs, or individual 403(b) plans or through the PIMCO College Access 529 Plan.

          Institutional Class shares are offered primarily for direct investment by investors such as pension and profit sharing plans, employee benefit trusts, endowments, foundations, corporations, and high net worth individuals (Institutional Class shares may also be offered through certain financial intermediaries that charge their customers transaction or other fees with respect to the customers' investments in the Funds). Administrative Class shares are offered primarily through employee benefit plan alliances, broker-dealers, and other intermediaries, and each Fund pays service or distribution fees to such entities for services they provide to Administrative Class shareholders.

          Under the Trust's Multi-Class Plan, shares of each class of each Fund represent an equal pro rata interest in the Fund and, generally, have identical voting, dividend, liquidation, and other rights preferences, powers, restrictions, limitations, qualifications and terms and conditions, except that:
(a) each class has a different designation; (b) each class has exclusive voting rights on any matter submitted to shareholders that relates solely to its distribution or service arrangements; and (c) each class has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class.

          Each class of shares bears any class specific expenses allocated to such class, such as expenses related to the distribution and/or shareholder servicing of such class. In addition, each class may, at the Trustees' discretion, also pay a different share of other expenses, not including advisory or custodial fees or other expenses related to the management of the Trust's assets, if these expenses are actually incurred in a different amount by that class, or if the class receives services of a different kind or to a different degree than the other classes. All other expenses are allocated to each class on the basis of the net asset value of that class in relation to the net asset value of the particular Fund. Each class may have a differing sales charge structure, and differing exchange and conversion features.

Contingent Deferred Sales Charge and Initial Sales Charge

          As described in the Class A, B and C Prospectuses under the caption "Investment Options (Class A, B and C Shares)," a contingent deferred sales charge is imposed upon certain redemptions of Class A, Class B and Class C shares. No contingent deferred sales charge is currently imposed upon redemptions of Class D, Institutional Class or Administrative Class shares. Because contingent deferred sales charges are calculated on a series-by-series basis, shareholders should consider whether to exchange shares of one Fund for shares of another Fund prior to redeeming an investment if such an exchange would reduce the contingent deferred sales charge applicable to such redemption.


          During the fiscal years ended June 30, 2003, June 30, 2002 and June 30, 2001, the Distributor received the following aggregate amounts in contingent deferred sales charges on Class A shares, Class B shares and Class C shares of the Funds:




----------------------------------------------
 Class    Year Ended   Year Ended   Year Ended
           6/30/03      6/30/02      6/30/01
----------------------------------------------
Class A   $  114,232   $  301,912   $  172,936
----------------------------------------------
Class B    6,123,188    5,380,785    5,106,530
----------------------------------------------
Class C      912,966      687,586    1,071,004
----------------------------------------------



          As described in the Class A, B and C Prospectus under the caption "Investment Options (Class A, B and C Shares)," Class A shares of the Trust are sold pursuant to an initial sales charge, which declines as the amount of the purchase reaches certain defined levels. For the fiscal years ended June 30, 2003, June 30, 2002 and June 30, 2001, the Distributor received an aggregate of $8,360,607, $27,856,694 and $17,921,345, respectively, and retained an aggregate of $1,118,682, $3,835,133 and $2,361,709, respectively, in initial sales charges paid by Class A shareholders of the Trust.



Distribution and Servicing Plans for Class A, Class B, Class C and Class R
Shares

          As stated in the Class A, B and C Prospectus under the caption "Investment Options -- Class A, B and C Shares--Distribution and Servicing (12b-1) Plans" and in the Class R Prospectus under the caption "How to Buy and Sell Shares," Class A, Class B, Class C and Class R shares of the Trust are continuously offered through participating brokers which are members of the NASD and which have dealer agreements with the Distributor, or which have agreed to act as introducing brokers.

          Pursuant to separate Distribution and Servicing Plans for Class A, Class B, Class C and Class R shares (the "Retail Plans"), the Distributor receives (i) in connection with the distribution of Class B, Class C and Class R shares of the Trust, certain distribution fees from the Trust, and (ii) in connection with personal services rendered to Class A, Class B, Class C and Class R shareholders of the Trust and the maintenance of shareholder accounts, certain servicing fees from the Trust. Subject to the percentage limitations on these distribution and servicing fees set forth below, the distribution and servicing fees may be paid with respect to services rendered and expenses borne in the past with respect to Class A, Class B, Class C and Class R shares as to which no distribution and servicing fees were paid on account of such limitations.

          The Distributor makes distribution and servicing payments to participating brokers and servicing payments to certain banks and other financial intermediaries (including retirement plans, their service providers and their sponsors) in connection with the sale of Class B, Class C and Class R shares and servicing payments to participating brokers, certain banks and other financial intermediaries in connection with the sale of Class A shares. In the case of Class A shares, these parties are also compensated based on the amount of the front-end sales charge reallowed by the Distributor, except in cases where Class A shares are sold without a front-end sales charge (although the Distributor may pay brokers additional compensation in connection with sales of Class A shares without a sales charge). In the case of Class B shares, participating brokers and other financial intermediaries are compensated by an advance of a sales commission by the Distributor. In the case of Class C shares, part or all of the first year's distribution and servicing fee is generally paid at the time of sale. Pursuant to the Distribution Agreement, with respect to each Fund's Class A, Class B, Class C and Class R shares, the Distributor bears various other promotional and sales related expenses, including the cost of printing and mailing prospectuses to persons other than current shareholders.

Class A Servicing Fees

          As compensation for services rendered and expenses borne by the Distributor in connection with personal services rendered to Class A shareholders of the Trust and the maintenance of Class A shareholder accounts, the Trust pays the Distributor servicing fees up to the annual rate of 0.25% (calculated as a percentage of each Fund's average daily net assets attributable to Class A shares).

Class B, Class C and Class R Distribution and Servicing Fees

          As compensation for services rendered and expenses borne by the Distributor in connection with the distribution of Class B, Class C and Class R shares of the Trust, and in connection with personal services rendered to Class B, Class C and Class R shareholders of the Trust and the maintenance of Class B, Class C and Class R shareholder accounts (including in each case the accounts of plan participants where shares are held by a retirement plan or its financial service firm through an omnibus account), the Trust pays the Distributor servicing and distribution fees up to the annual rates set forth below (calculated as a percentage of each Fund's average daily net assets attributable to Class B, Class C and Class R shares, respectively):

                      Servicing Fee   Distribution Fee
                      -------------   ----------------
Class B and Class C       0.25%             0.75%
Class R                   0.25%             0.25%

          The Retail Plans were adopted pursuant to Rule 12b-1 under the 1940 Act and are of the type known as "compensation" plans. This means that, although the Trustees of the Trust are expected to take into account the expenses of the Distributor and its predecessors in their periodic review of the Retail Plans, the fees are payable to compensate the Distributor for services rendered even if the amount paid exceeds the Distributor's expenses.

          The distribution fee applicable to Class B, Class C and Class R shares may be spent by the Distributor on any activities or expenses primarily intended to result in the sale of Class B, Class C or Class R shares, respectively, including compensation to, and expenses (including overhead and telephone expenses) of, financial consultants or other employees of the Distributor or of participating or introducing brokers who engage in distribution of Class B, Class C or Class R shares, printing of prospectuses and reports for other than existing Class B, Class C or Class R shareholders, advertising, and preparation, printing and distributions of sales literature. The servicing fee, which is applicable to Class A, Class B, Class C and Class R shares of the Trust, may be spent by the Distributor on personal services rendered to shareholders of the Trust and the maintenance of shareholder accounts, including compensation to, and expenses (including telephone and overhead expenses) of, financial consultants or other employees of participating or introducing brokers, certain banks and other financial intermediaries (including retirement plans, their service providers and their sponsors who provide services to plan participants) who aid in the processing of purchase or redemption requests or the processing of dividend payments, who provide information periodically to shareholders showing their positions in a Fund's shares, who forward communications from the Trust to shareholders, who render ongoing advice concerning the suitability of particular investment opportunities offered by the Trust in light of the shareholders' needs, who respond to inquiries from shareholders relating to such services, or who train personnel in the provision of such services. Distribution and servicing fees may also be spent on interest relating to unreimbursed distribution or servicing expenses from prior years.

          Many of the Distributor's sales and servicing efforts involve the Trust as a whole, so that fees paid by Class A, Class B, Class C or Class R shares of any Fund may indirectly support sales and servicing efforts relating to the other Funds' shares of the same class. In reporting its expenses to the Trustees, the Distributor itemizes expenses that relate to the distribution and/or servicing of a single Fund's shares, and allocates other expenses among the Funds based on their relative net assets. Expenses allocated to each Fund are further allocated among its classes of shares annually based on the relative sales of each class, except for any expenses that relate only to the sale or servicing of a single class. The Distributor may make payments to brokers (and with respect to servicing fees only, to certain banks and other financial intermediaries) of up to the following percentages annually of the average daily net assets attributable to shares in the accounts of their customers or clients:


All Funds/(1)/                                    Servicing Fee   Distribution Fee
-----------------------------------------------   -------------   ----------------
Class A                                               0.25%             N/A


Class B/(2)/                                          0.25%             None

Class C (purchased before July 1, 1991)               0.25%             None

                                       61

Class C/(3)/ (purchased on or after July 1, 1991)     0.25%             0.65%
Class R                                               0.25%             0.25%

/1./ Applies, in part, to Class A, Class B and Class C shares of the Trust issued to former shareholders of PIMCO Advisors Funds in connection with the reorganizations/mergers of series of PIMCO Advisors Funds as/with Funds of the Trust in transactions which took place on January 17, 1997
/2./ Payable only with respect to shares outstanding for one year or more.
/3./ Payable only with respect to shares outstanding for one year or more except in the case of shares for which no payment is made to the party at the time of sale.



          The Distributor may from time to time pay additional cash bonuses or other incentives to selected participating brokers in connection with the sale or servicing of Class A, Class B, Class C and Class R shares of the Funds. On some occasions, such bonuses or incentives may be conditioned upon the sale of a specified minimum dollar amount of the shares of a Fund and/or all of the Funds together or a particular class of shares, during a specific period of time. The Distributor currently expects that such additional bonuses or incentives will not exceed 0.50% of the amount of any sale. Additionally, in its capacity as administrator for the Funds, PIMCO Advisors Fund Management may pay participating brokers and other intermediaries for providing bona fide shareholder services to shareholders holding Fund shares in nominee or street name. Services performed by such financial intermediaries may include, but are not limited to, the following: processing and mailing trade confirmations, monthly statements, prospectuses, annual reports, semi-annual reports, and shareholder notices and other SEC required communications; capturing and processing tax data; issuing and mailing dividend checks to shareholders who have selected cash distributions; preparing record date shareholder lists for proxy solicitations; collecting and posting distributions to shareholder accounts; and establishing and maintaining systematic withdrawals and automated investment plans and shareholder account registrations. For these services, PIMCO Advisors Fund Management pays annual per account charges that range from $0 to $6 per account, although PIMCO Advisors Fund Management may pay more than $6 per account.



          If in any year the Distributor's expenses incurred in connection with the distribution of Class B, Class C and Class R shares and, for Class A, Class B, Class C and Class R shares, in connection with the servicing of shareholders and the maintenance of shareholder accounts, exceed the distribution and/or servicing fees paid by the Trust, the Distributor would recover such excess only if the Retail Plan with respect to such class of shares continues to be in effect in some later year when such distribution and/or servicing fees exceed the Distributor's expenses. The Trust is not obligated to repay any unreimbursed expenses that may exist at such time, if any, as the relevant Retail Plan terminates.

          Each Retail Plan may be terminated with respect to any Fund to which the Plan relates by vote of a majority of the Trustees who are not interested persons of the Trust (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of the Plan or the Distribution Contract ("disinterested Retail Plan Trustees"), or by vote of a majority of the outstanding voting securities of the relevant class of that Fund. Any change in any Retail Plan that would materially increase the cost to the class of shares of any Fund to which the Plan relates requires approval by the affected class of shareholders of that Fund. The Trustees review quarterly written reports of such costs and the purposes for which such costs have been incurred. Each Retail Plan may be amended by vote of the Trustees, including a majority of the disinterested Retail Plan Trustees, cast in person at a meeting called for the purpose. As long as the Retail Plans are in effect, selection and nomination of those Trustees who are not interested persons of the Trust shall be committed to the discretion of such disinterested Trustees.

          The Retail Plans will continue in effect with respect to each Fund, and each class of shares thereof, for successive one-year periods, provided that each such continuance is specifically approved (i) by the vote of a majority of the disinterested Retail Plan Trustees and (ii) by the vote of a majority of the entire Board of Trustees cast in person at a meeting called for the purpose of voting on such approval.

          If a Retail Plan is terminated (or not renewed) with respect to one or more Funds or classes thereof, it may continue in effect with respect to any class of any Fund as to which it has not been terminated (or has been renewed).

          The Trustees believe that the Retail Plans will provide benefits to the Trust. In this regard, the Trustees believe that the Retail Plans will result in greater sales and/or fewer redemptions of Trust shares, although it is impossible to know for certain the level of sales and redemptions of Trust shares that would occur in the absence of the Retail Plans or under alternative distribution schemes. Although the expenses of the Funds are essentially fixed, the Trustees believe that the effect of the Retail Plans on sales and/or redemptions may benefit the Trust by reducing expense ratios and/or by affording greater flexibility to the Sub-Advisers. From time to time, expenses of the Distributor incurred in connection with the sale of Class B, Class C and Class R shares of the Trust, and in connection with the servicing of Class A, Class B, Class C and Class R shareholders and the maintenance of shareholder accounts, may exceed the distribution and servicing fees collected by the Distributor. The Trustees consider such unreimbursed amounts, among other factors, in determining whether to cause the Funds to continue payments of distribution and servicing fees in the future with respect to Class A, Class B, Class C and Class R shares.

Payments Pursuant to Class A Plans



          For the fiscal years ended June 30, 2003, June 30, 2002, June 30, 2001, the Trust paid the Distributor an aggregate of $6,349,370, $6,226,486 and $6,253,609, respectively, pursuant to the Class A Retail Plan. Such payments were allocated among the operational Funds as follows (these amounts do not include the Large-Cap Value, International Value, Balanced Value Funds or the Multi-Discipline Portfolio, which have only recently commenced operations):



                                                     Year Ended   Year Ended   Year Ended
Fund                                                  6/30/03      6/30/02      6/30/01
--------------------------------------------------   ----------   ----------   ----------
30/70 Portfolio/(1)/                                        N/A   $        0   $        0
90/10 Portfolio/(1)/                                        N/A            0        3,582
Asset Allocation Fund                                $   16,243       10,463        6,360
CCM Capital Appreciation Fund                           296,300      271,104      260,682
CCM Emerging Companies Fund                                   0            0            0
CCM Focused Growth Fund                                       0            0            0
CCM Mid-Cap Fund/(1)/                                   224,895      291,311      357,864
Global Innovation Fund/(1)/                              18,740      129,913      184,645
Healthcare Innovation Fund/(1)/                             N/A        1,619          407
NACM Core Equity Fund/(1)/                                   63          N/A          N/A
NACM Flex-Cap Value Fund                                     53          N/A          N/A
NACM Global Fund                                             33          N/A          N/A
NACM Growth Fund                                             65          N/A          N/A
NACM International Fund                                      39          N/A          N/A
NACM Pacific Rim Fund                                        47          N/A          N/A
NACM Value Fund                                              78          N/A          N/A
NFJ Large-Cap Value Fund/(1)/                               755            0            0
NFJ Dividend Value Fund/(1)/                             15,333          682            0
NFJ Small-Cap Value Fund                              1,082,764      475,823      302,569
PEA Growth & Income Fund                                 51,655       31,529        4,433
PEA Growth Fund                                         240,542      351,052      561,439
PEA Innovation Fund                                     623,839    1,259,648    2,834,535
PEA Opportunity Fund                                    115,365      187,105      278,358
PEA Renaissance Fund                                  2,622,682    2,363,462      529,766
PEA Target Fund                                         353,185      556,412      786,140
PEA Value Fund                                          579,844      238,519       72,874
PPA Tax-Efficient Equity Fund/(1)/                       14,023       14,709       19,948
PPA Tax-Efficient Structured Emerging Markets Fund            0            0            0
RCM Biotechnology Fund                                    3,527          171          N/A
RCM Emerging Markets Fund/(1)/                              779           62          N/A
RCM Europe Fund/(1)/                                      1,670           22          N/A
RCM Global Equity Fund                                      189           71          N/A
RCM Global Healthcare Fund                                4,636          252          N/A
RCM Global Small-Cap Fund                                 1,142           65          N/A
RCM Global Technology Fund                               38,808          362          N/A
RCM International Growth Equity Fund                     19,613        4,233          N/A
RCM Large-Cap Growth Fund                                15,721          266          N/A
RCM Mid-Cap Fund                                          1,484           93          N/A
RCM Small-Cap Fund/(1)/                                       0            0          N/A
RCM Tax-Managed Growth Fund                               1,968           66          N/A
Select Growth Fund/(1)/                                   3,290       21,566       45,995
Select International Fund/(1)/                              N/A       15,906        3,036
Structured Emerging Markets Fund/(1)/                       N/A            0            0




/(1)/ Please see the section captioned "The Trust" in this Statement of Additional Information for information about these Funds.




          During the fiscal year ended June 30, 2003, the amounts collected pursuant to the Class A Retail Plan were used as follows by the Distributor: sales commissions and other compensation to sales personnel, $4,745,505; preparing, printing and distributing sales material and advertising (including preparing, printing and distributing prospectuses to non-shareholders) and other expenses (including data processing, legal, operations and financing charges and expenses), $1,581,835. These totals, allocated among (i) compensation and (ii) sales material and other expenses for each Fund, were as follows:



                                                      Sales Material
                                                         and Other
                                       Compensation      Expenses         Total
                                       ------------   --------------   ----------
Asset Allocation Fund                   $   12,182       $  4,061      $   16,243
CCM Capital Appreciation Fund              222,225         74,075         296,300
CCM Mid-Cap Fund/(1)/                      168,671         56,224         224,895
Global Innovation Fund/(1)/                 14,055          4,685          18,740
Healthcare Innovation Fund/(1)/                N/A            N/A             N/A
NACM Core Equity Fund/(1)/                      47             16              63
NACM Flex-Cap Value Fund                        40             13              53
NACM Global Fund                                25              8              33
NACM Growth Fund                                48             16              65
NACM International Fund                         29             10              39
NACM Pacific Rim Fund                           36             12              48
NACM Value Fund                                 59             20              79
NFJ Large-Cap Value Fund/(1)/                  566            189             755
NFJ Dividend Value Fund/(1)/                11,500          3,833          15,333
NFJ Small-Cap Value Fund                   812,073        270,691       1,082,764
PEA Growth & Income Fund                    38,741         12,914          51,655
PEA Growth Fund                            180,407         60,136         240,543
PEA Innovation Fund                        467,879        155,960         623,839
PEA Opportunity Fund                        86,524         28,841         115,365
PEA Renaissance Fund                     1,967,012        655,671       2,622,682
PEA Target Fund                            264,889         88,296         353,185
PEA Value Fund                             434,883        144,961         579,844
PPA Tax-Efficient Equity Fund/(1)/          10,517          3,506          14,023
RCM Biotechnology Fund                       2,645            882           3,527
RCM Emerging Markets Fund/(1)/                 584            195             779
RCM Europe Fund/(1)/                         1,252            417           1,670
RCM Global Equity Fund/(1)/                    142             47             189
RCM Global Healthcare Fund                   3,477          1,158           4,636
RCM Global Small-Cap Fund                      857            286           1,142
RCM Global Technology Fund                  29,106          9,702          38,808
RCM International Growth Equity Fund        14,710          4,903          19,613
RCM Large-Cap Growth Fund                   11,791          3,930          15,721
RCM Mid-Cap Fund                             1,113            371           1,484
RCM Tax-Managed Growth Fund                  1,476            492           1,968
Select Growth Fund/(1)/                      2,468            823           3,290



/(1)/ Please see the section captioned "The Trust" in this Statement of Additional Information for information about these Funds.

Payments Pursuant to Class B Plans


          For the fiscal years ended June 30, 2003, June 30, 2002 and June 30, 2001, the Trust paid the Distributor an aggregate of $17,451,454, $20,098,172 and $22,986,511 respectively, pursuant to the Class B Retail Plan. Such payments were allocated among the operational Funds as follows:



                                                     Year Ended   Year Ended    Year Ended
Fund                                                   6/30/03      6/30/02      6/30/01
----                                                 ----------   ----------   -----------
30/70 Portfolio/(1)/                                        N/A   $        0   $    17,826
90/10 Portfolio/(1)/                                        N/A            0        26,665
Asset Allocation Fund                                $  117,949       87,834        48,364
CCM Capital Appreciation Fund                           557,966      672,029       708,094
CCM Emerging Companies Fund                                   0            0             0
CCM Focused Growth                                            0            0             0
CCM Mid-Cap Fund/(1)/                                   546,056      771,516       933,620
Global Innovation/(1)/                                   60,117      432,127       634,965
Healthcare Innovation Fund/(1)/                             N/A        5,510           774
NACM Core Equity Fund/(1)/                                  490          N/A           N/A
NACM Flex-Cap Value Fund                                    296          N/A           N/A
NACM Global Fund                                            185          N/A           N/A
NACM Growth Fund                                            334          N/A           N/A
NACM International Fund                                     209          N/A           N/A
NACM Pacific Rim Fund                                       245          N/A           N/A
NACM Value Fund                                             401          N/A           N/A
NFJ Large-Cap Value Fund/(1)/                             1,906            0             0
NFJ Dividend Value Fund/(1)/                             38,453        1,961             0
NFJ Small-Cap Value Fund                              1,925,047    1,231,048       626,107
PEA Growth & Income Fund                                142,078      143,273        18,797
PEA Growth Fund                                         711,037    1,248,037     2,036,742
PEA Innovation Fund                                   2,334,034    5,290,527    12,906,215
PEA Opportunity Fund                                    111,577      199,560       271,571
PEA Renaissance Fund                                  7,678,843    6,922,444     1,514,896
PEA Target Fund                                       1,064,498    1,899,021     2,641,134
PEA Value Fund                                        2,004,416      977,976       392,349
PPA Tax-Efficient Equity Fund/(1)/                       50,815       78,853       105,164
PPA Tax-Efficient Structured Emerging Markets Fund            0            0             0
RCM Biotechnology Fund                                    7,179          428           N/A
RCM Emerging Markets Fund/(1)/                            1,499          157           N/A
RCM Europe Fund/(1)/                                        545           53           N/A
RCM Global Equity Fund/(1)/                                 312           40           N/A
RCM Global Healthcare Fund                               16,809        1,755           N/A
RCM Global Small-Cap Fund                                 2,359          134           N/A
RCM Global Technology Fund                                5,393          255           N/A
RCM International Growth Equity Fund                     32,869       12,696           N/A
RCM Large-Cap Growth Fund                                15,383          155           N/A
RCM Mid-Cap Fund                                          1,540           40           N/A
RCM Small-Cap Fund/(1)/                                       0            0           N/A
RCM Tax-Managed Growth Fund                               5,899           12           N/A
Select Growth Fund/(1)/                                  14,967       85,618        93,457
Select International Fund/(1)/                              N/A       35,113         9,771
Structured Emerging Markets Fund/(1)/                       N/A            0             0



/(1)/ Please see the section captioned "The Trust" in this Statement of Additional Information for information about these Funds.

          During the fiscal year ended June 30,2003, the amounts collected pursuant to the Class B Retail Plan were used as follows by the Distributor: sales commissions and other compensation to sales personnel, $13,032,479; preparing, printing and distributing sales material and advertising (including preparing, printing and distributing prospectuses to non-shareholders), and other expenses (including data processing, legal, operations and financing charges and expenses), $4,344,160. These totals, allocated among (i) compensation and (ii) sales material and other expenses for each Fund, were as follows:



                                                      Sales Material
                                                         and Other
                                       Compensation      Expenses         Total
                                       ------------   --------------   ----------
Asset Allocation Fund                   $   88,462      $   29,487     $  117,949
CCM Capital Appreciation Fund              418,475         139,492        557,967
CCM Mid-Cap Fund/(1)/                      409,542         136,514        546,056
Global Innovation Fund/(1)/                 45,088          15,029         60,117
Healthcare Innovation Fund/(1)/                N/A             N/A            N/A
NACM Core Equity Fund/(1)/                     368             123            491
NACM Flex-Cap Value Fund                       222              74            296
NACM Global Fund                               139              46            185
NACM Growth Fund                               251              84            334
NACM International Fund                        157              52            209
NACM Pacific Rim Fund                          183              61            244
NACM Value Fund                                300             100            400
NFJ Large-Cap Value Fund/(1)/                1,430             477          1,907
NFJ Dividend Value Fund/(1)/                28,840           9,613         38,453
NFJ Small-Cap Value Fund                 1,443,785         481,262      1,925,047
PEA Growth & Income Fund                   106,559          35,520        142,079
PEA Growth Fund                            533,278         177,759        711,037
PEA Innovation Fund                      1,750,526         583,509      2,334,034
PEA Opportunity Fund                        83,683          27,894        111,577
PEA Renaissance Fund                     5,759,132       1,919,711      7,678,843
PEA Target Fund                            798,374         266,125      1,064,499
PEA Value Fund                           1,503,312         501,104      2,004,416
PPA Tax-Efficient Equity Fund/(1)/          38,111          12,704         50,815
RCM Biotechnology Fund                       5,398           1,799          7,197
RCM Emerging Markets Fund/(1)/               1,124             375          1,499
RCM Europe Fund/(1)/                           408             136            544
RCM Global Equity Fund                         234              78            312
RCM Global Healthcare Fund                  12,607           4,202         16,809
RCM Global Small-Cap Fund                    1,769             590          2,359
RCM Global Technology Fund                   4,044           1,348          5,392
RCM International Growth Equity Fund        24,652           8,217         32,869
RCM Large-Cap Growth Fund                   11,538           3,846         15,384
RCM Mid-Cap Fund                             1,155             385          1,540
RCM Tax-Managed Growth Fund                  4,424           1,475          5,899
Select Growth Fund/(1)/                     11,023           3,674         14,697



/(1)/ Please see the section captioned "The Trust" in this Statement of Additional Information for information about these Funds.

Payments Pursuant to Class C Plans



          For the fiscal years ended June 30, 2003, June 30, 2002 and June 30, 2001 the Trust paid the Distributor an aggregate of $34,151,969, $46,145,379 and $64,402,222, respectively, pursuant to the Class C Retail Plan. Such payments were allocated among the operational Funds as follows:



                                                     Year Ended    Year Ended    Year Ended
Fund                                                   6/30/03      6/30/02       6/30/01
----                                                 ----------   -----------   -----------
30/70 Portfolio/(1)/                                        N/A   $         0   $    36,475
90/10 Portfolio/(1)/                                        N/A             0       170,534
Asset Allocation Fund                                $  329,095       268,825       119,179
CCM Capital Appreciation Fund                           737,293       800,708       871,666
CCM Emerging Companies Fund                                   0             0             0
CCM Focused Growth Fund                                       0             0             0
CCM Mid-Cap Fund/(1)/                                   673,296       892,118     1,072,850
Global Innovation Fund/(1)/                             103,680       733,320     1,110,012
Healthcare Innovation Fund/(1)/                             N/A         5,927           639
NACM Core Equity Fund/(1)/                                  289           N/A           N/A
NACM Flex-Cap Value Fund                                    487           N/A           N/A
NACM Global Fund                                            196           N/A           N/A
NACM Growth Fund                                            263           N/A           N/A
NACM International Fund                                   1,302           N/A           N/A
NACM Pacific Rim Fund                                       256           N/A           N/A
NACM Value Fund                                             306           N/A           N/A
NFJ Large-Cap Value Fund/(1)/                             3,602             0             0
NFJ Dividend Value Fund/(1)/                             85,143         3,743             0
NFJ Small-Cap Value Fund                              2,756,469     1,472,369       827,177
PEA Growth & Income Fund                                191,674       160,428        23,816
PEA Growth Fund                                       6,899,460    11,651,101    20,042,206
PEA Innovation Fund                                   3,059,906     6,646,431    16,858,049
PEA Opportunity Fund                                  1,246,166     2,006,656     3,124,229
PEA Renaissance Fund                                  9,752,226    10,271,777     4,186,692
PEA Target Fund                                       5,217,154     9,053,425    14,827,291
PEA Value Fund                                        2,602,968     1,490,566       734,906
PPA Tax-Efficient Equity Fund/(1)/                       95,865       117,765       150,343
PPA Tax-Efficient Structured Emerging Markets Fund            0             0             0
RCM Biotechnology Fund                                    9,997           629           N/A
RCM Emerging Markets Fund/(1)/                            5,253           880           N/A
RCM Europe Fund/(1)/                                        968            58           N/A
RCM Global Equity Fund/(1)/                                 359            91           N/A
RCM Global Healthcare Fund                               16,637         1,209           N/A
RCM Global Small-Cap Fund                                 6,432           486           N/A
RCM Global Technology Fund                                9,853           294           N/A
RCM International Growth Equity Fund                    302,489       113,528           N/A
RCM Large-Cap Growth Fund                                13,392           102           N/A
RCM Mid-Cap Fund                                          3,276            73           N/A
RCM Small-Cap Fund/(1)/                                       0             0           N/A
RCM Tax-Managed Growth Fund                               2,520            10           N/A
Select Growth Fund/(1)/                                  23,697       135,686       159,741
Select International Fund/(1)/                              N/A       317,174        86,417
Structured Emerging Markets Fund/(1)/                       N/A             0             0



/(1)/ Please see the section captioned "The Trust" in this Statement of Additional Information for information about these Funds.

          During the fiscal year ended June 30, 2003, the amounts collected pursuant to the Class C Retail Plan were used as follows by the Distributor: sales commissions and other compensation to sales personnel, $25,518,447; preparing, printing and distributing sales material and advertising (including preparing, printing and distributing prospectuses to non-shareholders) and other expenses (including data processing, legal, operations and financing charges and expenses), $8,506149. These totals, allocated among (i) compensation and (ii) sales material and other expenses for each Fund, were as follows:



                                                      Sales Material
                                                         and Other
                                       Compensation      Expenses        Total
                                       ------------   --------------   ----------
Asset Allocation Fund                   $  246,821      $   82,274     $  329,095
CCM Capital Appreciation Fund              552,970         184,323        737,293
CCM Mid-Cap Fund/(1)/                      504,972         168,324        673,296
Global Innovation Fund/(1)/                 77,760          25,920        103,680
Healthcare Innovation Fund/(1)/                N/A             N/A            N/A
NACM Core Equity Fund/(1)/                     217              72            289
NACM Flex-Cap Value Fund                       365             122            487
NACM Global Fund                               148              49            197
NACM Growth Fund                               197              66            263
NACM International Fund                        977             326          1,303
NACM Pacific Rim Fund                          193              64            257
NACM Value Fund                                230              77            307
NFJ Large-Cap Value Fund/(1)/                2,702             901          3,603
NFJ Dividend Value Fund/(1)/                63,857          21,286         85,143
NFJ Small-Cap Value Fund                 2,067,352         689,117      2,756,469
PEA Growth & Income Fund                   143,756          47,919        191,675
PEA Growth Fund                          5,174,595       1,724,865      6,899,460
PEA Innovation Fund                      2,294,930         764,977      3,059,906
PEA Opportunity Fund                       934,625         311,542      1,246,167
PEA Renaissance Fund                     7,314,170       2,438,057      9,752,227
PEA Target Fund                          3,912,866       1,304,289      5,217,155
PEA Value Fund                           1,952,226         650,742      2,602,968
PPA Tax-Efficient Equity Fund/(1)/          71,899          23,966         95,865
RCM Biotechnology Fund                       7,498           2,499          9,997
RCM Emerging Markets Fund/(1)/               3,940           1,313          5,253
RCM Europe Fund/(1)/                           726             242            968
RCM Global Equity Fund/(1)/                    269              90            359
RCM Global Healthcare Fund                  12,478           4,159         16,637
RCM Global Small-Cap Fund                    4,824           1,608          6,432
RCM Global Technology Fund                   7,390           2,463          9,853
RCM International Growth Equity Fund       226,867          75,622        302,489
RCM Large-Cap Growth Fund                   10,044           3,348         13,392
RCM Mid-Cap Fund                             2,457             819          3,276
RCM Tax-Managed Growth Fund                  1,890             630          2,520
Select Growth Fund/(1)/                     17,773           5,924         23,697
Select International Fund/(1)/                 N/A             N/A            N/A




/(1)/ Please see the section captioned "The Trust" in this Statement of Additional Information for information about these Funds.

Payments Pursuant to Class R Plan

          For the fiscal year ended June 30, 2003, the Trust paid the Distributor as aggregate of $436, pursuant to the Class R Retail Plan. Class R shares of the Trust were initially offered to the public on December 31, 2002 and payments were made to the Distributor pursuant to the Class R Retail Plan as of such date. As a result, payments made to the Distributor for the fiscal years ending June 30, 2002 and June 30, 2001 are not available. Such payments were allocated among the operational Funds as follows:



                                 Year Ended    Year Ended   Year Ended
Fund                            6/30/03/(1)/    6/30/02       6/30/01
----                            ------------   ----------   ----------
CCM Capital Appreciation Fund       $ 26           N/A         N/A
CCM Mid-Cap Fund/(2)/                 30           N/A         N/A
NACM Global Fund                      25           N/A         N/A
NACM International Fund               25           N/A         N/A
NFJ Dividend Value Fund/(2)/          25           N/A         N/A
NFJ Small-Cap Value Fund              74           N/A         N/A
PEA Growth & Income Fund              25           N/A         N/A
PEA Growth Fund                       25           N/A         N/A
PEA Renaissance Fund                  24           N/A         N/A
PEA Value Fund                       103           N/A         N/A
RCM Large-Cap Growth Fund             28           N/A         N/A
RCM Mid-Cap Fund                      26           N/A         N/A



/(1)/ As stated above, Class R shares were initially offered to the public on December 31, 2002. As a result, the payments made to the Distributor pursuant to the Class R Retail Plan for the fiscal year ended June 30, 2003 reflects payments made over an approximate six-month period.
/(2)/ Please see the section captioned "The Trust" in this Statement of Additional Information for information about these Funds.

          During the fiscal year ended June 30, 2003, the amounts collected pursuant to the Class R Retail Plan were used as follows by the Distributor: sales commissions and other compensation to sales personnel, $327; preparing, printing and distributing sales material and advertising (including preparing, printing and distributing prospectuses to non-shareholders) and other expenses (including data processing, legal, operations and financing charges and expenses), $109. These totals, allocated among (i) compensation and (ii) sales material and other expenses for each Fund, were as follows:



                                               Sales Material
                                                 and Other
                                Compensation      Expenses      Tota1
                                ------------   --------------   -----
CCM Capital Appreciation Fund       $20              $ 7         $ 27
CCM Mid-Cap Fund/(1)/                23                8           31
NACM Global Fund                     19                6           25
NACM International Fund              19                6           25
NFJ Dividend Value Fund/(1)/         19                6           25
NFJ Small-Cap Value Fund             56               19           75
PEA Growth & Income Fund             19                6           25
PEA Growth Fund                      19                6           25
PEA Renaissance Fund                 18                6           24
PEA Value Fund                       77               26          103
RCM Large-Cap Growth Fund            21                7           28
RCM Mid-Cap Fund                     19                6           25



/(1)/ Please see the section captioned "The Trust" in this Statement of Additional Information for information about the Fund.

          From time to time, expenses of principal underwriters incurred in connection with the distribution of Class B, Class C and Class R shares of the Funds, and in connection with the servicing of Class A, Class B, Class C and Class R shareholders of the Funds and the maintenance of Class A, Class B, Class C and Class R shareholder accounts, may exceed the distribution and/or servicing fees collected by the Distributor. As of June 30, 2003, such expenses were approximately $63,597,000 in excess of payments under the Class A Plan, $86,820,000 in excess of payments under the Class B Plan, $(3,048,000) in excess of payments under the Class C Plan, and $7,000 in excess of payments under the Class R Plan.

          The allocation of such excess (on a pro rata basis) among the Funds listed below as of June 30, 2003 was as follows:



Fund                                     Class A       Class B        Class C     Class R/(1)/
----------------------------------------------------------------------------------------------
Asset Allocation Fund                  $   812,000   $   288,000   $    287,000         N/A
CCM Capital Appreciation Fund            2,288,000     1,205,000        176,000      $    0
CCM Mid-Cap Fund/(2)/                    3,867,000     1,064,000        142,000           0
Global Innovation Fund/(3)/                242,000     2,731,000        632,000         N/A
NACM Core Equity Fund/(2)/                       0         3,000              0         N/A
NACM Flex-Cap Value Fund                         0         1,000              0         N/A
NACM Global Fund                                 0             0              0           0
NACM Growth Fund                                 0             0              0         N/A
NACM International Fund                          0             0              0           0
NACM Pacific Rim Fund                       (1,000)            0          2,000         N/A
NACM Value Fund                                  0             0          1,000         N/A
NFJ Large-Cap Value Fund/(2)/                    0         8,000          3,000         N/A
NFJ Dividend Value Fund/(2)/                 7,000       272,000        706,000           0
NFJ Small-Cap Value Fund                 3,093,000     6,843,000      1,471,000           0
PEA Growth & Income Fund                   293,000       663,000        318,000           0
PEA Growth Fund                         13,455,000     4,599,000    (16,393,000)          0
PEA Innovation Fund                     10,616,000    23,600,000      2,581,000         N/A
PEA Opportunity Fund                     5,383,000       573,000     (7,596,000)        N/A
PEA Renaissance Fund                     7,965,000    28,854,000      1,315,000           0
PEA Target Fund                         12,188,000     7,753,000      6,472,000         N/A
PEA Value Fund                           1,017,000     7,134,000      3,521,000       7,000
PPA Tax-Efficient Equity Fund/(2)/         614,000       227,000        278,000         N/A
RCM Biotechnology Fund                      28,000        56,000         51,000         N/A
RCM Emerging Markets Fund/(2)/              (2,000)        2,000         18,000         N/A
RCM Europe Fund/(2)/                        11,000         2,000         25,000         N/A
RCM Global Equity Fund/(4)/                 (1,000)        3,000              0         N/A
RCM Global Healthcare Fund                  12,000        83,000         22,000         N/A
RCM Global Small-Cap Fund                    7,000         7,000          5,000         N/A
RCM Global Technology Fund                 193,000        29,000          8,000         N/A
RCM International Growth Equity Fund     1,376,000       298,000      1,183,000         N/A
RCM Large-Cap Growth Fund                   57,000        60,000         12,000           0
RCM Mid-Cap Fund                            28,000         4,000              0           0
RCM Tax-Managed Growth Fund                  8,000        29,000          1,000         N/A
Select Growth Fund/(3)/                     41,000       429,000      1,711,000         N/A



/(1)/ Class R shares of the Trust were initially offered to the public on December 31, 2002 and expenses of principal underwriters were incurred as of such date. As a result, principal underwriting expenses incurred for the fiscal year ending June 30, 2003 reflects such expenses incurred over an approximate six-month period.
/(2)/ Please see the section captioned "The Trust" in this Statement of
     Additional Information for information about these Funds.
/(3)/ The Global Innovation Fund and Select Growth Fund reorganized with and into the PEA Innovation Fund and the PEA Growth Fund, respectively, in transactions that took place on October 11, 2002. As a result, the expenses presented above for each of these Funds represents actual expenses incurred from July 1, 2002 through and including September 30, 2002 plus an estimate of expenses incurred for the period commencing on October 1, 2002 through and including October 11, 2002.
/(4)/ The RCM Global Equity Fund dissolved on February 28, 2003 and is no longer a series of the Trust. As a result, the expenses presented above represents actual expenses incurred from July 1, 2002 through and including December 31, 2002 plus an estimate of expenses incurred for the period commencing on January 1, 2003 through and including February 28, 2003.




          The allocation of such excess (on a pro rata basis) among the Funds, calculated as a percentage of net assets of each Fund listed below as of June 30, 2003, was as follows:



Fund                                   Class A   Class B   Class C   Class R/(1)/
---------------------------------------------------------------------------------
Asset Allocation Fund                    6.90%     1.84%     0.72%        N/A
CCM Capital Appreciation Fund            1.55      1.91      0.20        0.00%
CCM Mid-Cap Fund/(2)/                    3.51      1.88      0.20        0.00
Global Innovation Fund/(3)/              1.21     15.86      2.14         N/A
NACM Core Equity Fund/(2)/               0.00      1.67      0.00         N/A
NACM Flex-Cap Value Fund                 0.00      1.92      0.00         N/A
NACM Global Fund                         0.00      0.00      0.00        0.00
NACM Growth Fund                         0.00      0.00      0.00         N/A
NACM International Fund                  0.00      0.00      0.00        0.00
NACM Pacific Rim Fund                   (0.60)     0.00      1.64         N/A
NACM Value Fund                          0.00      0.00      0.35         N/A
NFJ Large-Cap Value Fund/(2)/            0.00      3.04      0.41         N/A
NFJ Dividend Value Fund/(2)/             0.05      3.08      3.97        0.00
NFJ Small-Cap Value Fund                 0.47      2.75      0.38        0.00
PEA Growth & Income Fund                 1.27      3.85      1.34        0.00
PEA Growth Fund                         14.23      7.00      2.53        0.00
PEA Innovation Fund                      3.72      9.47      0.75         N/A
PEA Opportunity Fund                    12.05      4.41     -5.34         N/A
PEA Renaissance Fund                     0.69      3.44      0.13        0.00
PEA Target Fund                          8.19      7.32      1.20         N/A
PEA Value Fund                           0.37      2.96      1.12        1.13
PPA Tax-Efficient Equity Fund/(2)/      10.40      4.21      3.35         N/A
RCM Biotechnology Fund                   0.61      3.01      1.30         N/A
RCM Emerging Markets Fund/(2)/          (0.45)     0.77      1.96         N/A
RCM Europe Fund(2)                       0.81      3.23     58.14         N/A
RCM Global Equity Fund/(4)/             (1.11)    15.79      0.00         N/A
RCM Global Healthcare Fund               0.25      2.26      0.73         N/A
RCM Global Small-Cap Fund                1.03      1.29      0.52         N/A
RCM Global Technology Fund               0.66      1.76      0.36         N/A
RCM International Growth Equity Fund    15.17      9.11      4.00         N/A
RCM Large-Cap Growth Fund                0.29      1.43      0.33        0.00
RCM Mid-Cap Fund                         3.58      1.09      0.00        0.00
RCM Tax-Managed Growth Fund              0.28      2.01      0.16         N/A
Select Growth Fund/(3)/                  1.04      9.31     23.17         N/A



/(1)/ Class R shares of the Trust were initially offered to the public on December 31, 2002 and expenses of principal underwriters were incurred as of such date. As a result, principal underwriting expenses incurred for the fiscal year ending June 30, 2003 reflects such expenses (calculated as a percentage of net assets of each Fund) incurred over an approximate six-month period.
/(2)/ Please see the section captioned "The Trust" in this Statement of
     Additional Information for information about these Funds.
/(3)/ The Global Innovation Fund and Select Growth Fund reorganized with and into the PEA Innovation Fund and the PEA Growth Fund, respectively, in transactions that took place on October 11, 2002. As a result, the percentages presented above for each of these Funds represents actual expenses incurred from July 1, 2002 through and including September 30, 2002 plus an estimate of expenses incurred for the period commencing on October 1, 2002 through and including October 11, 2002 and are calculated using each Fund's respective net asset value on October 11, 2002.
/(4)/ The RCM Global Equity Fund dissolved on February 28, 2003 and is no longer a series of the Trust. As a result, the expenses presented above represents actual expenses incurred from July 1, 2002 through and including December 31, 2002 plus an estimate of expenses incurred for the period commencing on January 1, 2003 through and including February 28, 2003 and is calculated using the Fund's net asset value on February 28, 2003.


Distribution and Administrative Services Plans for Administrative Class Shares

          The Trust has adopted an Administrative Services Plan with respect to the Administrative Class shares of each Fund. The Trust also has adopted an Administrative Distribution Plan (together with the Administrative Services Plan, the

"Administrative Plans") with respect to the Administrative Class shares of each Fund.

          Under the terms of the Administrative Distribution Plan, the Trust is permitted to reimburse, out of the assets attributable to the Administrative Class shares of each applicable Fund, in an amount up to 0.25% on an annual basis of the average daily net assets of that class, financial intermediaries for costs and expenses incurred in connection with the distribution and marketing of Administrative Class shares and/or the provision of certain shareholder services to its customers that invest in Administrative Class shares of the Funds. Such services may include, but are not limited to, the following: providing facilities to answer questions from prospective investors about a Fund; receiving and answering correspondence, including requests for prospectuses and statements of additional information; preparing, printing and delivering prospectuses and shareholder reports to prospective shareholders; complying with federal and state securities laws pertaining to the sale of Administrative Class shares; and assisting investors in completing application forms and selecting dividend and other account options.

          Under the terms of the Administrative Services Plan, the Trust is permitted to reimburse, out of the assets attributable to the Administrative Class shares of each Fund, in an amount up to 0.25% on an annual basis of the average daily net assets of that class, financial intermediaries that provide certain administrative services for Administrative Class shareholders. Such services may include, but are not limited to, the following: receiving, aggregating and processing shareholder orders; furnishing shareholder sub-accounting; providing and maintaining elective shareholder services such as check writing and wire transfer services; providing and maintaining pre-authorized investment plans; communicating periodically with shareholders; acting as the sole shareholder of record and nominee for shareholders; maintaining accounting records for shareholders; answering questions and handling correspondence from shareholders about their accounts; and performing similar account administrative services.

          The same entity may be the recipient of fees under both the Administrative Distribution Plan and the Administrative Services Plan, but may not receive fees under both plans with respect to the same assets. Fees paid pursuant to either Plan may be paid for shareholder services and the maintenance of shareholder accounts, and therefore may constitute "service fees" for purposes of applicable rules of the National Association of Securities Dealers, Inc. The Administrative Distribution Plan has been adopted in accordance with the requirements of Rule 12b-1 under the 1940 Act and will be administered in accordance with the provisions of that rule.

          Each Administrative Plan provides that it may not be amended to increase materially the costs which Administrative Class shareholders may bear under the Plan without the approval of a majority of the outstanding voting securities of the Administrative Class, and by vote of a majority of both (i) the Trustees of the Trust and (ii) those Trustees ("disinterested Administrative Plan Trustees") who are not "interested persons" of the Trust (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of the Plan or any agreements related to it, cast in person at a meeting called for the purpose of voting on the Plan and any related amendments.

          Each Administrative Plan provides that it may not take effect until approved by vote of a majority of both (i) the Trustees of the Trust and (ii) the disinterested Administrative Plan Trustees. The Administrative Distribution Plan further provides that it may not take effect unless approved by the vote of a majority of the outstanding voting securities of the Administrative Class.

          Each Administrative Plan provides that it shall continue in effect so long as such continuance is specifically approved at least annually by the Trustees and the disinterested Administrative Plan Trustees. Each Administrative Plan provides that any person authorized to direct the disposition of monies paid or payable by a class pursuant to the Plan or any related agreement shall provide to the Trustees, and the Board shall review at least quarterly, a written report of the amounts so expended and the purposes for which such expenditures were made.

          Each Administrative Plan is a "reimbursement plan," which means that fees are payable to the relevant financial intermediary only to the extent necessary to reimburse expenses incurred pursuant to such plan. Each Administrative Plan provides that expenses payable under the Plan may be carried forward for reimbursement for up to twelve months beyond the date in which the expense is incurred, subject to the limit that not more than 0.25% of the average daily net assets of Administrative Class shares may be used in any month to pay expenses under the Plan. Each Administrative Plan requires that Administrative Class shares incur no interest or carrying charges.

          Rules of the NASD limit the amount of distribution fees that may be paid by mutual funds. "Service fees," defined to mean fees paid for providing shareholder services or the maintenance of accounts (but not transfer agency services) are not subject to the limits. The Trust believes that some, if not all, of the fees paid pursuant to both Administrative Plans will qualify as "service fees" and therefore will not be limited by NASD rules.

          Institutional and Administrative Class shares of the Trust may also be offered through certain brokers and financial intermediaries ("service agents") that have established a shareholder servicing relationship with the Trust on behalf of their customers. The Trust pays no compensation to such entities other than service and/or distribution fees paid with respect to Administrative Class shares. Service agents may impose additional or different conditions than the Trust on the purchase, redemption or exchanges of Trust shares by their customers. Service agents may also independently establish and charge their customers transaction fees, account fees and other amounts in connection which purchases, sales and redemption of Trust shares in addition to any fees charged by the Trust. Each service agent is responsible for transmitting to its customers a schedule of any such fees and information regarding any additional or different conditions regarding purchases and redemptions. Shareholders who are customers of service agents should consult their service agents for information regarding these fees and conditions.

Payments Pursuant to the Administrative Plans



          For the fiscal years ended June 30, 2003, June 30, 2002 and June 30, 2001, the Trust paid qualified service providers an aggregate of $1,221,607, $1,328,836 and $1,253,867 respectively, pursuant to the Administrative Services Plan and the Administrative Distribution Plan.

          Of these aggregate totals, $816,515, $855,247, and $724,377 respectively, were paid pursuant to the Administrative Services Plan and/or the Administrative Distribution Plan for the Funds listed below and were allocated among the operational Funds as follows:



                                       Year Ended   Year Ended   Year Ended
Fund                                     6/30/03      6/30/02      6/30/01
----                                   ----------   ----------   ----------
30/70 Portfolio/(1)/                         N/A     $      0     $     29
90/10 Portfolio/(1)/                         N/A            0           31
Asset Allocation Fund                   $ 32,833        1,091           29
CCM Capital Appreciation                 405,092      473,589      529,490
CCM Emerging Companies Fund               83,695       56,607       29,981
CCM Focused Growth Fund                        0            0            0
CCM Mid-Cap Fund/(1)/                    248,117      347,692      415,665
Global Innovation Fund/(1)/                    0            0            0
Healthcare Innovation Fund/(1)/              N/A            0            0
NACM Core Equity Fund/(1)/                    26          N/A          N/A
NACM Flex-Cap Value Fund                      27          N/A          N/A
NACM Global Fund                              25          N/A          N/A
NACM Growth Fund                              25          N/A          N/A
NACM International Fund                       23          N/A          N/A
NACM Pacific Rim Fund                          0          N/A          N/A
NACM Value Fund                               26          N/A          N/A
NFJ Large-Cap Value Fund/(1)/                  0            0            0
NFJ Dividend Value Fund/(1)/               2,714        2,661        9,587
NFJ International Value Fund                   0          N/A          N/A
NFJ Equity Fund/(1)/                           0          N/A          N/A
NFJ Small-Cap Value Fund                  97,737       60,968       48,342
PEA Growth & Income Fund                  16,652       76,424       10,399
PEA Growth Fund                            3,490       14,609       25,272
PEA Innovation Fund                        9,411       10,669        6,862
PEA Opportunity Fund                       9,293       19,351       23,606
PEA Renaissance Fund                     127,439       26,893        5,056
PEA Target Fund                            3,479       16,713       16,109
PEA Value Fund                            57,161      118,839       83,286
PPA Tax-Efficient Equity Fund/(1)/         9,223       35,643       43,452
RCM Biotechnology Fund                         0            0          N/A
RCM Emerging Markets Fund/(1)/                 0            0          N/A
RCM Europe Fund/(1)/                           0            0          N/A
RCM Global Equity Fund/(1)/                    0            0          N/A
RCM Global Healthcare Fund                     0            0          N/A
RCM Global Small-Cap Fund                      0            0          N/A
RCM Global Technology Fund                     0            0          N/A
RCM International Growth Equity Fund       8,996       11,942          N/A
RCM Large-Cap Growth Fund                 94,824        3,271          N/A
RCM Mid-Cap Fund                              20           10          N/A
RCM Small-Cap Fund/(1)/                        0            0          N/A
RCM Tax-Managed Growth Fund                    0            0          N/A
Select Growth Fund/(1)/                   11,279       21,628          320

Select International Fund/(1)/               N/A       30,236        6,351


/(1)/ Please see the section captioned "The Trust" in this Statement of Additional Information for information about these Funds.

          The additional portions of the aggregate totals, $405,092, $473,589 and $529,490, respectively, were paid pursuant to the Administrative Services Plan only for the Capital Appreciation Fund, and were allocated as follows (The Capital Appreciation Fund did not adopt the Administrative Distribution Plan until March 3, 2000):



                                Year Ended   Year Ended   Year Ended
Fund                              6/30/03      6/30/02      6/30/01
----                            ----------   ----------   ----------
CCM Capital Appreciation Fund    $405,092     $473,589     $529,490



          The remaining Funds did not make payments under either Administrative Plan. The Administrative Plans were not in effect prior to the fiscal year ended June 30, 2000.


Plan for Class D Shares

          As described above under "Management of the Trust--Fund
Administrator," the Trust's Administration Agreement includes a plan (the "Class D Plan") adopted in conformity with Rule 12b-1 under the 1940 Act which provides for the payment of up to 0.25% of the Class D administrative fees as reimbursement for expenses in respect of activities that may be deemed to be primarily intended to result in the sale of Class D shares.

          Specifically, the Administration Agreement provides that the Administrator shall provide in respect of Class D shares (either directly or by procuring through other entities, including various financial services firms such as broker-dealers and registered investment advisers ("Service Organizations")) some or all of the following services and facilities in connection with direct purchases by shareholders or in connection with products, programs or accounts offered by such Service Organizations ("Special Class D Services"): (i) facilities for placing orders directly for the purchase of a Fund's Class D shares and tendering a Fund's Class D shares for redemption; (ii) advertising with respect to a Fund's Class D shares; (iii) providing information about the Funds; (iv) providing facilities to answer questions from prospective investors about the Funds; (v) receiving and answering correspondence, including requests for prospectuses and statements of additional information; (vi) preparing, printing and delivering prospectuses and shareholder reports to prospective shareholders; (vii) assisting investors in applying to purchase Class D shares and selecting dividend and other account options; and (viii) shareholder services provided by a Service Organization that may include, but are not limited to, the following functions: receiving, aggregating and processing shareholder orders; furnishing shareholder sub-accounting; providing and maintaining elective shareholder services such as check writing and wire transfer services; providing and maintaining pre-authorized investment plans; communicating periodically with shareholders; acting as the sole shareholder of record and nominee for shareholders; maintaining accounting records for shareholders; answering questions and handling correspondence from shareholders about their accounts; issuing confirmations for transactions by shareholders; performing similar account administrative services; providing such shareholder communications and recordkeeping services as may be required for any program for which the Service Organization is a sponsor that relies on Rule 3a-4 under the 1940 Act; and providing such other similar services as may reasonably be requested to the extent the Service Organization is permitted to do so under applicable statutes, rules, or regulations.

          The Administrator has entered into an agreement with the Distributor under which the Distributor is compensated for providing or procuring certain of the Special Class D Services at the rate of 0.25% per annum of all assets attributable to Class D shares sold through the Distributor.

          The Trust and the Administrator understand that some or all of the Special Class D Services provided pursuant to the Administration Agreement may be deemed to represent services primarily intended to result in the sale of Class D shares. The Administration Agreement includes the Class D Plan to account for this possibility. The Administration Agreement provides that any portion of the fees paid thereunder in respect of Class D shares representing reimbursement for the Administrator's and the Distributor's expenditures and internally allocated expenses in respect of Class D Services of any Fund shall not exceed the rate of 0.25% per annum of the average daily net assets of such Fund attributable to Class D shares.

          In accordance with Rule 12b-1 under the 1940 Act, the Class D Plan may not be amended to increase materially the costs which Class D shareholders may bear under the Plan without the approval of a majority of the outstanding Class D shares, and by vote of a majority of both (i) the Trustees of the Trust and
(ii) those Trustees ("disinterested Class D Plan Trustees") who are not "interested persons" of the Trust (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of the Plan or any agreements related to it, cast in person at a meeting called for the purpose of voting on the Plan and any related amendments. The Class D Plan may not take effect until approved by vote of a majority of both (i) the Trustees of the Trust and (ii) the disinterested Class D Plan Trustees. In addition, the Class D Plan may not take effect unless it is approved by the vote of a majority of the outstanding Class D shares and it shall continue in effect only so long as such continuance is specifically approved at least annually by the Trustees and the disinterested Class D Plan Trustees.

          With respect to the Class D Plan, the Administration Agreement requires the Administrator to present reports as to out-of-pocket expenditures and internal expense allocations of the Administrator and the Distributor at least quarterly and in a manner that permits the disinterested Class D Plan Trustees to determine that portion of the Class D administrative fees paid thereunder which represents reimbursements in respect of Special Class D Services.

          Rules of the NASD limit the amount of distribution fees that may be paid by mutual funds. "Service fees," defined to mean fees paid for providing shareholder services or the maintenance of accounts (but not transfer agency services) are not subject to the limits. The Trust believes that most, if not all, of the fees paid pursuant to the Class D Plan will qualify as "service fees" and therefore will not be limited by NASD rules.



          For the fiscal years ended June 30, 2003, June 30, 2002 and June 30, 2001, the Trust paid qualified service providers an aggregate of $1,951,964, $3,021,426 and $217,209, respectively, pursuant to the Class D Plan. Such payments were allocated among the Funds as follows:



                                       Year Ended   Year Ended   Year Ended
Fund                                     6/30/03      6/30/02     6/30/01
------------------------------------   ----------   ----------   ----------
CCM Capital Appreciation Fund          $  7,848     $    8,415    $  4,061
CCM Mid-Cap Fund/(1)/                    20,196         15,927      10,084
Global Innovation Fund/(1)/                 684          5,754       7,241
Healthcare Innovation Fund/1/               N/A             17          27
NACM Core Equity Fund/(1)/                   26            N/A         N/A
NACM Flex-Cap Value Fund                     27            N/A         N/A
NACM Global Fund                             33            N/A         N/A
NACM Growth Fund                             25            N/A         N/A
NACM International Fund                      29            N/A         N/A
NACM Pacific Rim Fund                        20            N/A         N/A
NACM Value Fund                              26            N/A         N/A
NFJ Large-Cap Value Fund/(1)/                26            N/A         N/A
NFJ Dividend Value Fund/(1)/                251             75           0
NFJ Small-Cap Value Fund                  1,153            N/A         N/A
PEA Growth & Income Fund                    528             57          24
PEA Growth Fund                             141            158         133
PEA Innovation Fund                      28,379         70,117     177,340
PEA Renaissance Fund                    187,570        226,361      13,899
PEA Target Fund                           2,215          3,160       2,040
PEA Value Fund                           80,005         42,666       1,962
PPA Tax-Efficient Equity Fund/(1)/          185            182         173
RCM Biotechnology Fund                  679,975      1,352,623         N/A
RCM Emerging Markets Fund/(1)/            4,169          6,235         N/A
RCM Europe Fund/(1)/                     53,322         89,845         N/A
RCM Global Equity Fund/(1)/                  19             10         N/A
RCM Global Healthcare Fund              366,897        513,997         N/A
RCM Global Small-Cap Fund                12,072         23,125         N/A
RCM Global Technology Fund              310,365        492,899         N/A
RCM International Growth Equity Fund     14,932         15,863         N/A
RCM Large-Cap Growth Fund               165,442        132,482         N/A
RCM Mid-Cap Fund                          8,299          9,741         N/A
RCM Small-Cap Fund/(1)/                       0              0         N/A
RCM Tax-Managed Growth Fund               8,273         11,559         N/A
Select Growth Fund/(1)/                      11            222         210
Select International Fund/(1)/              N/A             11          15



/(1)/ Please see the section captioned "The Trust" in this Statement of Additional Information for information about these Funds.

Purchases, Exchanges and Redemptions

          Purchases, exchanges and redemptions of the Trust's shares are discussed in the Class A, B and C Prospectus, the Class D Prospectus under the headings "Investment Options --Class A, B and C Shares" and "How to Buy and Sell Shares," the Class R Prospectus under the heading "How to Buy and Sell Shares" and in the Institutional Prospectus under the headings "Investment Options -- Institutional Class and Administrative Class Shares" and "Purchases, Redemptions & Exchanges," and in the Guide (with respect to Class A, B, C and R shares only). Certain purchases of the Trust's shares are subject to a reduction or elimination of sales charges, as described in detail in the Guide. Variations in sales charges reflect the varying efforts required to sell shares to separate categories of investors. In addition, as discussed in the Prospectuses, all share classes other than Class R are subject to a redemption fee of 2.00% on redemption and exchanges of shares within 60 days of their acquisition.


          Certain clients of the Adviser or a Sub-Adviser whose assets would be eligible for purchase by one or more of the Funds may purchase shares of the Trust with such assets. Assets so purchased by a Fund will be valued in accordance with procedures adopted by the Board of Trustees.

          One or more classes of shares of the Funds may not be qualified or registered for sale in all States. Prospective investors should inquire as to whether shares of a particular Fund, or class of shares thereof, are available for offer and sale in their State of domicile or residence. Shares of a Fund may not be offered or sold in any State unless registered or qualified in that jurisdiction, unless an exemption from registration or qualification is available.

          As described and subject to any limits in the Class A, B and C Prospectus, the Class D Prospectus and the Class R Prospectus under the caption "How to Buy and Sell Shares-- Exchanging Shares," and in the Institutional Prospectus under the caption "Purchases, Redemptions and Exchanges--Exchange Privilege" and in the Guide (with respect to Class A, B, C and R shares only), a shareholder may exchange shares of any Fund for shares of the same class of any other Fund of the Trust that is available for investment, or any series of PIMS, on the basis of their respective net asset values. The original purchase date(s) of shares exchanged for purposes of calculating any contingent deferred sales charge will carry over to the investment in the new Fund. For example, if a shareholder invests in Class C shares of one Fund and 6 months later (when the contingent deferred sales charge upon redemption would normally be 1.00%) exchanges his shares for Class C shares of another Fund, no sales charge would be imposed upon the exchange, but the investment in the other Fund would be subject to the 1% contingent deferred sales charge until one year after the date of the shareholder's investment in the first Fund as described in the Class A, B and C Prospectus under "Alternative Purchase Arrangements."

          Orders for exchanges accepted prior to the close of regular trading on the New York Stock Exchange on any day the Trust is open for business will be executed at the respective net asset values determined as of the close of business that day. Orders for exchanges received after the close of regular trading on the New York Stock Exchange on any business day will be executed at the respective net asset values determined at the close of the next business day.

          An excessive number of exchanges may be disadvantageous to the Trust. Therefore, the Trust, in addition to its right to reject any exchange, reserves the right to adopt a policy of terminating the exchange privilege of any shareholder who makes more than a specified number of exchanges in a 12 month period or in any calendar year. For example, the Trust may limit the number of "round trip" exchanges an investor may make. An investor makes a "round trip" exchange when the investor purchases shares of a particular Fund, subsequently sells those shares (by way of a redemption or exchange) for shares of a different Fund and then buys back (by way of a purchase or exchange) shares of the originally purchased Fund. The Trust has the right to refuse any exchange for any investor who completes (by making the exchange back into the shares of the originally purchased Fund) more than six round trip exchanges in any twelve-month period. Although the Trust has no current intention of terminating or modifying the exchange privilege other than as set forth in the preceding sentence, it reserves the right to do so as described in the Prospectuses.

          Redemptions of Fund shares may be suspended when trading on the New York Stock Exchange is restricted or during an emergency which makes it impracticable for the Funds to dispose of their securities or to determine fairly the value of their net assets, or during any other period as permitted by the Securities and Exchange Commission for the protection of investors. Under these and other unusual circumstances, the Trust may suspend redemptions or postpone payments for more than seven days, as permitted by law.

          The Trust is committed to paying in cash all requests for redemptions by any shareholder of record of the Funds, limited in amount with respect to each shareholder during any 90-day period to the lesser of (i) $250,000, or (ii) 1.00% of the net asset value of the Trust at the beginning of such period. Although the Trust will normally redeem all shares for cash, it may redeem amounts in excess of the lesser of (i) or (ii) above by payment in kind of securities held by the particular Fund. When shares are redeemed in kind, the redeeming shareholder should expect to incur transaction costs upon the disposition of the securities received in the distribution.

          Due to the relatively high cost of maintaining smaller accounts, the Trust reserves the right to redeem shares in any account for their then-current value (which will be promptly paid to the investor) if at any time, due to shareholder redemption, the shares in the account do not have a value of at least a specified amount. The applicable minimums and other information about such mandatory redemptions are set forth in the applicable Prospectus or in the Guide. The Trust's Agreement and

Declaration of Trust, as amended and restated (the "Declaration of Trust"), also authorizes the Trust to redeem shares under certain other circumstances as may be specified by the Board of Trustees. The Funds may also charge periodic account fees for accounts that fall below minimum balances as described in the Prospectuses.

Redemption Fees and Fund Reimbursement Fees

          Redemption Fees. Certain redemptions and exchanges of Class A, Class B, Class C and Class D and Institutional and Administrative shares may also be subject to a redemption fee of up to 2.00%. See the applicable Prospectus for details.

          Fund Reimbursement Fees. Investors in Institutional Class and Administrative Class shares of the PPA Tax-Efficient Structured Emerging Markets Fund are subject to a fee (a "Fund Reimbursement Fee"), both at the time of purchase and at the time of redemption, equal to 1.00% of the net asset value of the shares purchased or redeemed. Fund Reimbursement Fees are deducted automatically from the amount invested or the amount to be received in connection with a redemption; the fees are not paid separately. Fund Reimbursement Fees are paid to and retained by the Fund to defray certain costs described below and no portion of such fees are paid to or retained by the Adviser, the Distributor or the Sub-Adviser. Fund Reimbursement Fees are not sales loads or contingent deferred sales charges. Reinvestment of dividends and capital gains distributions paid to shareholders by the Funds are not subject to Fund Reimbursement Fees, but redemptions of shares acquired by such reinvestments are subject to Fund Reimbursement Fees.

          The purpose of Fund Reimbursement Fees is to defray the costs associated with investing the proceeds of the sale of shares to investors (in the case of purchases) or the costs associated with the sale of portfolio securities to satisfy redemption requests (in the case of redemptions), thus insulating existing shareholders from such costs. The amount of a Fund Reimbursement Fee represents the Sub-Adviser's estimate of the costs reasonably anticipated to be incurred by the Funds in connection with the purchase or sale of portfolio securities, including international stocks, associated with an investor's purchase or redemption proceeds. These costs include brokerage costs, market impact costs (i.e., the increase in market prices which may result when a Fund purchases or sells thinly traded stocks), and the effect of "bid/asked" spreads in international markets. Transaction costs incurred when purchasing or selling stocks of companies in foreign countries, and particularly emerging market countries, may be significantly higher than those in more developed countries. This is due, in part, to less competition among brokers, underutilization of technology on the part of foreign exchanges and brokers, the lack of less expensive investment options (such as derivative instruments) and lower levels of liquidity in foreign and underdeveloped markets.

          On July 1, 1998, the Structured Emerging Markets* and PPA Tax-Efficient Structured Emerging Markets Funds commenced investment operations immediately following a transaction (the "Parametric Transaction") in which each Fund issued Institutional Class shares to unit holders of the Parametric Portfolio Associates Emerging Markets Trust, a separate account managed by Parametric (the "EM Trust"), in exchange for the EM Trust's assets. The EM Trust's unit holders were divided into two categories: participants who pay taxes ("Taxable Participants") and participants that are non-taxable entities ("Non-Taxable Participants" and, together with the Taxable Participants, the "Participants"). Assets in the EM Trust equal in value to the value of the Taxable Participants' participation in the EM Trust were transferred to the PPA Tax-Efficient Structured Emerging Markets Fund in exchange for Institutional Class shares of that Fund. Assets in the EM Trust equal in value to the value of the Non-Taxable Participants' participation in the EM Trust were transferred to the Structured Emerging Markets Fund in exchange for Institutional Class shares of that Fund. The Participants' interests in the EM Trust were then terminated and Institutional Class shares of the PPA Tax-Efficient Structured Emerging Markets Fund were distributed to the Taxable Participants and Institutional Class shares of the Structured Emerging Markets Fund were distributed to the Non-Taxable Participants, in each case in proportion to each Participant's interest in the EM Trust. After the completion of the Parametric Transaction, the portfolio securities which were owned by the EM Trust became portfolio securities of the Funds (allocated to the Funds on a substantially pro-rata basis), to be held or sold as Parametric deems appropriate.

          Portfolio securities transferred to the Funds pursuant to the Parametric Transaction will have the same tax basis as they had when held by the EM Trust. Such securities have "built-in" capital gains if their market value at the time of the Parametric Transaction was greater than their tax basis (other securities may have "built-in" capital losses for tax purposes if their market value at the time of the Parametric Transaction was less than their tax basis). Built-in capital gains realized upon the disposition of these securities will be distributed to all Fund shareholders who are shareholders of record on the record date for the distribution, even if such shareholders were not Participants in the EM Trust prior to the Parametric Transaction. This means that investors purchasing Fund shares after the date of this Prospectus may be required to pay taxes on distributions that economically represent a return of a portion of the amount invested. For further information, see "Taxation--Distributions" below.

          In connection with the Parametric Transaction, the Participants in the EM Trust will not be subject to Fund Reimbursement Fees with respect to any shares of these Funds they acquired through June 30, 1998, and will not be subject to Fund Reimbursement Fees upon the subsequent redemption (including any redemption in connection with an exchange) of any shares acquired by any such Participant through June 30, 1998. Such Participants will be subject to such Fund Reimbursement Fees to the same extent as any other shareholder on any shares of either Fund acquired (whether by reinvestment of dividends or capital gain distributions or otherwise) after June 30, 1998.

----------
* Please see the section captioned "The Trust" in this Statement of Additional Information for further information about this Fund

PORTFOLIO TRANSACTIONS AND BROKERAGE

Investment Decisions and Portfolio Transactions

          Investment decisions for the Trust and for the other investment advisory clients of the Adviser and Sub-Advisers are made with a view to achieving their respective investment objectives. Investment decisions are the product of many factors in addition to basic suitability for the particular client involved (including the Trust). Some securities considered for investment by the Funds may also be appropriate for other clients served by the Adviser or a Sub-Adviser. Thus, a particular security may be bought or sold for certain clients even though it could have been bought or sold for other clients at the same time. If a purchase or sale of securities consistent with the investment policies of a Fund and one or more of these clients is considered at or about the same time, transactions in such securities will be allocated among the Fund and clients in a manner deemed fair and reasonable by the Adviser or Sub-Adviser. Particularly when investing in less liquid or illiquid securities of smaller capitalization companies, such allocation may take into account the asset size of a Fund in determining whether the allocation of an investment is suitable. As a result, larger Funds may become more concentrated in more liquid securities than smaller Funds or private accounts of the Adviser or a Sub-Adviser pursuing a small capitalization investment strategy, which could adversely affect performance. The Adviser or a Sub-Adviser may aggregate orders for the Funds with simultaneous transactions entered into on behalf of its other clients so long as price and transaction expenses are averaged either for the portfolio transaction or for that day. Likewise, a particular security may be bought for one or more clients when one or more clients are selling the security. In some instances, one client may sell a particular security to another client. It also sometimes happens that two or more clients simultaneously purchase or sell the same security, in which event each day's transactions in such security are, insofar as possible, averaged as to price and allocated between such clients in a manner which in the Adviser's or the Sub-Adviser's opinion is equitable to each and in accordance with the amount being purchased or sold by each. There may be circumstances when purchases or sales of portfolio securities for one or more clients will have an adverse effect on other clients.

Brokerage and Research Services

          There is generally no stated commission in the case of fixed-income securities, which are traded in the over-the-counter markets, but the price paid by the Trust usually includes an undisclosed dealer commission or mark-up. In underwritten offerings, the price paid by the Trust includes a disclosed, fixed commission or discount retained by the underwriter or dealer. Transactions on U.S. stock exchanges and other agency transactions involve the payment by the Trust of negotiated brokerage commissions. Such commissions vary among different brokers. Also, a particular broker may charge different commissions according to such factors as the difficulty and size of the transaction. Transactions in foreign securities generally involve the payment of fixed brokerage commissions, which are generally higher than those in the United States.

          The Adviser and/or each Sub-Adviser places orders for the purchase and sale of portfolio securities, options and futures contracts and buys and sells such securities, options and futures for the Trust through a substantial number of brokers and dealers. In so doing, the Adviser or Sub-Adviser uses its best efforts to obtain for the Trust the most favorable price and execution available, except to the extent it may be permitted to pay higher brokerage commissions as described below. In seeking the most favorable price and execution, the Adviser or Sub-Adviser, having in mind the Trust's best interests, considers all factors it deems relevant, including, by way of illustration, price, the size of the transaction, the nature of the market for the security, the amount of the commission, the timing of the transaction taking into account market prices and trends, the reputation, experience and financial stability of the broker-dealer involved and the quality of service rendered by the broker-dealer in other transactions. Because the Asset Allocation Fund invests exclusively in Institutional Class shares of Underlying PIMCO Funds, it generally does not pay brokerage commissions and related costs, but does indirectly bear a proportionate share of these costs incurred by the Underlying PIMCO Funds in which it invests.

          For the fiscal years ended June 30, 2003, June 30, 2002 and June 30, 2001, the following amounts of brokerage commissions were paid by the Funds (these amounts do not include those Funds which have only recently commenced operations and did not pay brokerage commissions during the periods shown):




                                                      Year Ended    Year Ended    Year Ended
Fund*                                                  6/30/03       6/30/02       6/30/01
-----                                                -----------   -----------   -----------
CCM Capital Appreciation Fund                        $ 3,208,225   $ 1,969,477   $ 1,536,386
CCM Emerging Companies Fund                            2,258,288     1,088,934       284,326
CCM Focused Growth Fund                                   10,826         5,356         4,944
CCM Mid-Cap Fund/(1)/                                  3,704,717     4,435,278     2,868,263
Electronics Innovation Fund/(1)/                             N/A           N/A         1,218
Emerging Markets Fund/(1)/                                   N/A           N/A         2,044
Enhanced Equity Fund/(1)/                                    N/A           N/A        11,390
Europe Growth Fund/(1)/                                      N/A           N/A           637
Former Equity Income Fund/(1)/                               N/A           N/A        44,233
Global Innovation Fund/(1)/                              448,998     1,175,194       745,417
Healthcare Innovation Fund/(1)/                              N/A           N/A         3,324
International Fund/(1)/                                      N/A           N/A       212,987
Internet Innovation Fund/(1)/                                N/A           N/A           970
NACM Core Equity Fund/(1)/                                14,090           N/A           N/A
NACM Flex-Cap Value Fund                                  16,683           N/A           N/A
NACM Global Fund                                          12,939           N/A           N/A
NACM Growth Fund                                           7,643           N/A           N/A
NACM International Fund                                   21,657           N/A           N/A
NACM Pacific Rim Fund                                     69,392           N/A           N/A
NACM Value Fund                                            5,708           N/A           N/A
NFJ Large-Cap Value Fund/(1)/                              8,249         3,167         2,837
NFJ Dividend Value Fund/(1)/                             159,222           N/A       109,502
NFJ Small Cap Value Fund                               2,722,237     1,604,558       731,263
PEA Growth & Income Fund                                 130,199       177,895        56,059
PEA Growth Fund                                        2,058,574     2,622,362     3,152,949
PEA Innovation Fund                                   14,400,670     8,018,269     6,919,985
PEA Opportunity Fund                                   2,775,008     2,158,577     1,898,268
PEA Renaissance Fund                                  14,560,094    16,974,540     5,066,118
PEA Target Fund                                        3,634,623     3,775,543     2,231,538
PEA Value Fund                                         5,005,459     3,915,882     1,275,254
PPA Tax-Efficient Equity Fund/(1)/                        42,039        35,209        58,684
PPA Tax-Efficient Structured Emerging Markets Fund       149,161       175,676       209,176
RCM Biotechnology Fund                                 1,797,259     1,027,009           N/A
RCM Emerging Markets Fund/(1)/                            78,652        24,855           N/A
RCM Europe Fund/(1)/                                     189,520        91,460           N/A
RCM Global Equity Fund/(1)/                                6,327         8,727           N/A
RCM Global Healthcare Fund                               767,782       459,817           N/A
RCM Global Small-Cap Fund                                 97,052       103,272           N/A
RCM Global Technology Fund                             3,411,821     2,231,996           N/A
RCM International Growth Equity Fund                     315,273       376,218           N/A
RCM Large-Cap Growth Fund                                 97,052       164,167           N/A
RCM Mid-Cap Fund                                       1,137,799     1,118,700           N/A
RCM Small-Cap Fund/(1)/                                  114,018       230,399           N/A
RCM Tax-Managed Growth Fund                               13,998         6,298           N/A
Select Growth Fund/(1)/                                   47,312       152,425       113,647

Select International Fund/(1)/                               N/A       170,043       153,089
Select World Fund/(1)/                                       N/A           N/A           409
Small-Cap Fund/(1)/                                          N/A           N/A        19,783
Small-Cap Technology Fund/(1)/                               N/A           N/A         1,495
Structured Emerging Markets Fund/(1)/                        N/A        63,057        51,206
Telecom Innovation Fund/(1)/                                 N/A           N/A           908

TOTAL                                                $63,498,566   $54,361,193   $27,768,309



/(1)/ Please see the section captioned "The Trust" in this Statement of Additional Information for information about these Funds. Any (1) materially significant difference between the amount of brokerage commissions paid by a Fund during the most recent fiscal year and the amount of brokerage commissions paid by that same Fund for either of the two previous fiscal years is due to a significant decrease (or increase) in the size of the Fund and the volatility of the relevant market for the Fund.


          The Adviser or, pursuant to the portfolio management agreements, a Sub-Adviser, places orders for the purchase and sale of portfolio investments for a Fund's accounts with brokers or dealers selected by it in its discretion. In effecting purchases and sales of portfolio securities for the accounts of the Funds, the Adviser and the Sub-Advisers will seek the best price and execution of the Funds' orders. In doing so, a Fund may pay higher commission rates than the lowest available when the Adviser or Sub-Adviser believes it is reasonable to do so in light of the value of the brokerage and research services provided by the broker effecting the transaction, as discussed below. The Adviser and Sub-Advisers also may consider sales of shares of the Trust as a factor in the selection of broker-dealers to execute portfolio transactions for the Trust.

          It has for many years been a common practice in the investment advisory business for advisers of investment companies and other institutional investors to receive research services from broker-dealers which execute portfolio transactions for the clients of such advisers. Consistent with this practice, the Adviser and Sub-Advisers receive research services from many broker-dealers with which the Adviser and Sub-Advisers place the Trust's portfolio transactions. These services, which in some cases may also be purchased for cash, include such matters as general economic and security market reviews, industry and company reviews, evaluations of securities and recommendations as to the purchase and sale of securities. Some of these services are of value to the Adviser and Sub-Advisers in advising various of their clients (including the Trust), although not all of these services are necessarily useful and of value in managing the Trust. The advisory fees paid by the Trust are not reduced because the Adviser and Sub-Advisers receive such services.

          In reliance on the "safe harbor" provided by Section 28(e) of the Securities Exchange Act of 1934, as amended (the "1934 Act"), the Adviser and Sub-Advisers may cause the Trust to pay broker-dealers which provide them with "brokerage and research services" (as defined in the 1934 Act) an amount of commission for effecting a securities transaction for the Trust in excess of the commission which another broker-dealer would have charged for effecting that transaction.


          Consistent with the rules of the NASD and subject to seeking the most favorable price and execution available and such other policies as the Trustees may determine, the Adviser or Sub-Advisers may also consider sales of shares of the Trust and of other PIMCO Funds as a factor in the selection of broker-dealers to execute portfolio transactions for the Trust.


          The Adviser or a Sub-Adviser may place orders for the purchase and sale of exchange-listed portfolio securities with a broker-dealer that is an affiliate of the Adviser or Sub-Adviser where, in the judgment of the Adviser or Sub-Adviser, such firm will be able to obtain a price and execution at least as favorable as other qualified broker-dealers.

          Pursuant to rules of the SEC, a broker-dealer that is an affiliate of the Adviser or a Sub-Adviser may receive and retain compensation for effecting portfolio transactions for a Fund on a securities exchange if the commissions paid to such an affiliated broker-dealer by a Fund on exchange transactions do not exceed "usual and customary brokerage commissions." The rules define "usual and customary" commissions to include amounts which are "reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time." As required by applicable SEC rules, the Board of Trustees has adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to an affiliated broker are consistent with the foregoing standards.


          The tables below describe the commissions, if any, paid by a Fund to affiliated brokers during the fiscal years ended June 30, 2003, June 30, 2002 and June 30, 2001. Because the status of brokers as "affiliated brokers" depends on factors such as potential affiliations between the Adviser and its affiliates (e.g., Allianz AG) and such brokers and their affiliates, which may change over time, a broker that is considered an affiliated broker during some time periods may not be considered affiliated during other time periods.


                        Fiscal Year Ended June 30, 2003

---------------------------------------------------------------------------------------------------------------------------
                                                                                             % of Fund's     % of Fund's
                                                                                Amount of     Aggregate    Aggregate Dollar
                                                                                Brokerage     Brokerage       Amount of
Fund                                            Affiliated Broker               Commission   Commission      Transactions
---------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------
NACM Global                        Dresdner Kleinworth Wasserstein Securities
                                   LLC                                           $     20       0.155%          0.000%
---------------------------------------------------------------------------------------------------------------------------
NACM International                 Dresdner Kleinworth Benson North America      $     56       0.257%          0.001%
---------------------------------------------------------------------------------------------------------------------------
RCM Europe                         Dresdner Kleinwort Benson North America       $ 27,816      14.677%          0.026%
---------------------------------------------------------------------------------------------------------------------------
                                   Dresdner Kleinworth Wasserstein Securities
                                   LLC                                           $ 26,180      13.814%          0.025%
---------------------------------------------------------------------------------------------------------------------------
RCM Global Small-Cap               Dresdner Kleinworth Benson North America      $    131       0.135%          0.000%
---------------------------------------------------------------------------------------------------------------------------
RCM International Growth Equity    Dresdner Kleinworth Wasserstein Securities
                                   LLC                                           $ 11,431       3.626%          0.006%
---------------------------------------------------------------------------------------------------------------------------
                                   Dresdner Kleinworth Benson North America      $  3,178       1.008%          0.002%
---------------------------------------------------------------------------------------------------------------------------
                                   Dresdner Kleinworth Benson                    $  2,479       0.786%          0.001%
---------------------------------------------------------------------------------------------------------------------------



                         Fiscal Year Ended June 30, 2002



---------------------------------------------------------------------------------------------------------------------------
                                                                                             % of Fund's     % of Fund's
                                                                                Amount of     Aggregate    Aggregate Dollar
                                                                                Brokerage     Brokerage       Amount of
Fund                                            Affiliated Broker               Commission   Commission      Transactions
---------------------------------------------------------------------------------------------------------------------------
CCM Capital Appreciation           Deutsche Banc Alex Brown Inc.                 $ 69,020       3.505%          0.004%
---------------------------------------------------------------------------------------------------------------------------
                                   Deutsche Morgan Grenfell Global Custody       $  2,300       0.117%          0.000%
---------------------------------------------------------------------------------------------------------------------------
CCM Emerging Companies             Deutsche Banc Alex Brown Inc.                 $ 30,320      10.375%          0.006%
---------------------------------------------------------------------------------------------------------------------------
CCM Mid-Cap                        Deutsche Morgan Grenfell                      $  9,355       0.211%          0.000%
---------------------------------------------------------------------------------------------------------------------------
                                   Deutsche Banc Alex Brown Inc.                 $141,383       3.188%          0.005%
---------------------------------------------------------------------------------------------------------------------------
Global Innovation                  Deutsche Banc Alex Brown Inc.                 $ 14,165       1.205%          0.001%
---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
Healthcare Innovation              Deutsche Banc Alex Brown Inc.                 $     30       0.876%            N/A
---------------------------------------------------------------------------------------------------------------------------
PEA Growth                         Deutsche Banc Alex Brown Inc.                 $ 56,930       2.171%          0.002%
---------------------------------------------------------------------------------------------------------------------------
PEA Growth & Income                Deutsche Banc Alex Brown Inc.                 $  8,250       4.638%          0.005%
---------------------------------------------------------------------------------------------------------------------------
PEA Innovation                     Deutsche Banc Alex Brown Inc.                 $ 27,928       0.348%          0.000%
---------------------------------------------------------------------------------------------------------------------------
PEA Opportunity                    Deutsche Banc Alex Brown Inc.                 $  5,445       0.702%          0.000%
---------------------------------------------------------------------------------------------------------------------------
PEA Renaissance                    Deutsche Banc Alex Brown Inc.                 $629,691       3.710%          0.007%
---------------------------------------------------------------------------------------------------------------------------
PEA Target                         Deutsche Banc Alex Brown Inc.                 $ 18,716       1.210%          0.001%
---------------------------------------------------------------------------------------------------------------------------
PEA Value                          Deutsche Banc Alex Brown Inc.                 $115,778       2.957%          0.005%
---------------------------------------------------------------------------------------------------------------------------
                                   Deutsche Bank Securities Corp                 $ 71,320       1.821%          0.003%
---------------------------------------------------------------------------------------------------------------------------
PPA Tax-Efficient Structured
   Emerging Markets                Hypovereinsbank Luxembourg                    $  3,269       1.860%          0.007%
---------------------------------------------------------------------------------------------------------------------------
                                   Hypovereinsbank AG                            $  1,286       0.732%          0.003%
---------------------------------------------------------------------------------------------------------------------------
                                   Hypovereinsbank Hungaria RT                   $  1,048       0.596%          0.002%
---------------------------------------------------------------------------------------------------------------------------
                                   Hypovereinsbank Polska S.A.                   $  4,916       2.797%          0.010%
---------------------------------------------------------------------------------------------------------------------------
RCM Biotechnology                  Deutsche Bank Securities Inc.                 $ 12,805       1.247%          0.001%
---------------------------------------------------------------------------------------------------------------------------
RCM Emerging Markets               Credit Lyonnais                               $  1,691       6.804%          0.007%
---------------------------------------------------------------------------------------------------------------------------
                                   Deutsche Bank S.A.                            $  1,494       6.011%          0.006%
---------------------------------------------------------------------------------------------------------------------------
RCM Europe                         Deutsche Bank Securities Inc.                 $  3,528       3.857%          0.002%
---------------------------------------------------------------------------------------------------------------------------
                                   Dresdner Kleinworth Benson North America      $ 10,501      11.482%          0.007%
---------------------------------------------------------------------------------------------------------------------------
                                   Dresdner Kleinworth Wasserstein Securities
                                   LLC                                           $ 15,539      16.990%          0.010%
---------------------------------------------------------------------------------------------------------------------------
RCM Global Equity                  Credit Lyonnais Securities                    $     80       0.916%          0.001%
---------------------------------------------------------------------------------------------------------------------------
                                   Deutsche Bank Securities Inc.                 $    286       3.277%          0.004%
---------------------------------------------------------------------------------------------------------------------------
RCM Global Technology              Credit Lyonnais Securities (USA) Inc.         $ 11,364       0.509%          0.001%
---------------------------------------------------------------------------------------------------------------------------
                                   Deutsche Bank Securities Inc.                 $ 85,973       3.852%          0.004%
---------------------------------------------------------------------------------------------------------------------------
RCM International Growth Equity    Credit Lyonnais Securities                    $  4,002       1.064%          0.001%
---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
                                   Deutsche Alex Brown London                    $  1,943       0.517%          0.000%
---------------------------------------------------------------------------------------------------------------------------
                                   Deutsche Bank Asia Securities Ltd             $    860       0.229%          0.000%
---------------------------------------------------------------------------------------------------------------------------
                                   Deutsche Bank                                 $ 20,844       5.540%          0.003%
---------------------------------------------------------------------------------------------------------------------------
                                   Dresdner Kleinworth Wasserstein Securities
                                   LLC                                           $ 10,894       2.896%          0.002%
---------------------------------------------------------------------------------------------------------------------------
RCM Large-Cap Growth               Deutsche Bank Securities Inc.                 $ 16,301       9.930%          0.006%
---------------------------------------------------------------------------------------------------------------------------
RCM Mid-Cap                        Deutsche Bank Securities Inc.                 $ 26,131       2.336%          0.002%
---------------------------------------------------------------------------------------------------------------------------
RCM Small-Cap                      Deutsche Bank Securities Inc.                 $  4,023       1.746%          0.001%
---------------------------------------------------------------------------------------------------------------------------
RCM Tax-Managed Growth             Deutsche Bank Securities Inc.                 $     81       1.290%          0.001%
---------------------------------------------------------------------------------------------------------------------------
Select Value                       Deutsche Banc Alex Brown Inc.                 $     15       0.410%          0.000%
---------------------------------------------------------------------------------------------------------------------------
Structured Emerging Markets Fund   Hypovereinsbank Luxembourg                    $  5,342       8.472%            N/A
---------------------------------------------------------------------------------------------------------------------------


                         Fiscal Year Ended June 30, 2001


---------------------------------------------------------------------------------------------------------------------------
                                                                                             % of Fund's     % of Fund's
                                                                                Amount of     Aggregate    Aggregate Dollar
                                                                                Brokerage     Brokerage       Amount of
Fund                                            Affiliated Broker               Commission   Commission      Transactions
---------------------------------------------------------------------------------------------------------------------------
CCM Capital Appreciation           Deutsche Bank Alex Brown Inc.                 $ 34,665       2.256%          0.002%
---------------------------------------------------------------------------------------------------------------------------
CCM Emerging Companies             Deutsche Bank Alex Brown Inc.                 $ 17,035       5.991%          0.005%
---------------------------------------------------------------------------------------------------------------------------
CCM Mid-Cap                        Deutsche Morgan Grenfell                      $  2,875       0.100%          0.000%
---------------------------------------------------------------------------------------------------------------------------
                                   Deutsche Bank Alex Brown Inc.                 $ 71,364       2.488%          0.002%
---------------------------------------------------------------------------------------------------------------------------
PEA Growth                         Deutsche Bank Alex Brown Inc.                 $ 86,063       2.730%          0.002%
---------------------------------------------------------------------------------------------------------------------------
PEA Growth & Income                Deutsche Bank Alex Brown Inc.                 $ 12,538      22.366%          0.012%
---------------------------------------------------------------------------------------------------------------------------
PEA Innovation                     Deutsche Bank Alex Brown Inc.                 $ 68,030       0.983%          0.000%
---------------------------------------------------------------------------------------------------------------------------
PEA Opportunity                    Deutsche Bank Alex Brown Inc.                 $  9,713       0.512%          0.000%
---------------------------------------------------------------------------------------------------------------------------
PEA Renaissance                    Deutsche Bank Alex Brown Inc.                 $321,969       6.355%          0.012%
---------------------------------------------------------------------------------------------------------------------------
PEA Target                         Deutsche Bank Alex Brown Inc.                 $ 50,893       2.281%          0.001%
---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
PEA Value                          Deutsche Banc Alex Brown Inc.                 $ 66,950       5.250%          0.007%
---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
                                   Deutsche Bank Capital Corp                    $  2,500       0.196%          0.000%
---------------------------------------------------------------------------------------------------------------------------
                                   Deutsche Bank Securities Corp                 $  7,250       0.569%          0.001%
---------------------------------------------------------------------------------------------------------------------------
PPA Tax-Efficient Structured
   Emerging Markets                Bankers Trust Alex Brown International LDN    $  2,017       0.964%          0.003%
---------------------------------------------------------------------------------------------------------------------------
Select Growth                      Deutsche Bank Alex Brown Inc.                 $  1,215        1.06%          0.001%
---------------------------------------------------------------------------------------------------------------------------



Regular Broker-Dealers


          The table below contains the aggregate value of securities of the Trust's regular broker-dealers* held by each Fund, if any, at the end of fiscal year 2003 (June 30, 2003).




--------------------------------------------------------------------------------------------------------------------------
                                                                                                      Aggregate Value of
                                                                                                     Securities of Regular
                                                                                                     Broker-Dealer Held by
Fund                                                          Regular Broker-Dealer                          Fund
--------------------------------------------------------------------------------------------------------------------------
CCM Capital Appreciation                        Goldman Sachs & Co.                                       $  7,236,000
--------------------------------------------------------------------------------------------------------------------------
                                                Merrill Lynch, Pierce, Fenner & Smith Incorporated           9,107,268
--------------------------------------------------------------------------------------------------------------------------
                                                JP Morgan Securities Inc.                                   11,802,354
--------------------------------------------------------------------------------------------------------------------------
                                                Citigroup Global Markets, Inc.                              16,289,466
--------------------------------------------------------------------------------------------------------------------------
                                                State Street Bank and Trust Company                         40,168,000
--------------------------------------------------------------------------------------------------------------------------
CCM Emerging Companies                          State Street Bank and Trust Company                          6,436,000
--------------------------------------------------------------------------------------------------------------------------
CCM Focused Growth                              Citigroup Global Markets, Inc.                                   8,560
--------------------------------------------------------------------------------------------------------------------------
                                                State Street Bank and Trust Company                             68,000
--------------------------------------------------------------------------------------------------------------------------
CCM Mid-Cap                                     Bear Stearns Securities Group                                7,111,644
--------------------------------------------------------------------------------------------------------------------------
                                                State Street Bank and Trust Company                         19,992,000
--------------------------------------------------------------------------------------------------------------------------
NACM Core Equity                                Goldman Sachs & Co.                                              8,375
--------------------------------------------------------------------------------------------------------------------------
                                                Morgan Stanley Co. Incorporated                                 42,750
--------------------------------------------------------------------------------------------------------------------------
                                                JP Morgan Securities Inc.                                       10,228
--------------------------------------------------------------------------------------------------------------------------
                                                Citigroup Global Markets, Inc.                                 102,720
--------------------------------------------------------------------------------------------------------------------------
                                                State Street Bank and Trust Company                             10,000
--------------------------------------------------------------------------------------------------------------------------
NACM Flex-Cap Value                             Goldman Sachs & Co.                                             16,750
--------------------------------------------------------------------------------------------------------------------------
                                                Morgan Stanley Co. Incorporated                                 21,375
--------------------------------------------------------------------------------------------------------------------------
                                                Citigroup Global Markets, Inc.                                  64,200
--------------------------------------------------------------------------------------------------------------------------
                                                State Street Bank and Trust Company                             24,000
--------------------------------------------------------------------------------------------------------------------------
NACM Global                                     UBS Warburg LLC                                                 64,104
--------------------------------------------------------------------------------------------------------------------------
                                                Bear Stearns Securities Group                                   21,726
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
                                                Bank of NewYork/Countrywide                                     21,400
--------------------------------------------------------------------------------------------------------------------------
                                                Securities Corp.
--------------------------------------------------------------------------------------------------------------------------
NACM Growth                                     JP Morgan Securities Inc.                                       27,344
--------------------------------------------------------------------------------------------------------------------------
                                                State Street Bank and Trust Company                             93,000
--------------------------------------------------------------------------------------------------------------------------
NACM International                              UBS Warburg LLC                                                 69,804
--------------------------------------------------------------------------------------------------------------------------
                                                Credit Suisse First Boston Corporation                          88,801
--------------------------------------------------------------------------------------------------------------------------
                                                State Street Bank and Trust Company                            130,000
--------------------------------------------------------------------------------------------------------------------------
NACM Pacific Rim                                UBS Warburg LLC                                                122,880
--------------------------------------------------------------------------------------------------------------------------
                                                State Street Bank and Trust Company                            272,000
--------------------------------------------------------------------------------------------------------------------------
NACM Value                                      Goldman Sachs & Co.                                              8,375
--------------------------------------------------------------------------------------------------------------------------
                                                Morgan Stanley Co. Incorporated                                 42,750
--------------------------------------------------------------------------------------------------------------------------
                                                Citigroup Global Markets, Inc.                                  77,040
--------------------------------------------------------------------------------------------------------------------------
                                                State Street Bank and Trust Company                             19,000
--------------------------------------------------------------------------------------------------------------------------
NFJ Large-Cap Value                             JP Morgan Securities, Inc.                                      71,778
--------------------------------------------------------------------------------------------------------------------------
                                                Bear Stearns Securities Group                                   72,420
--------------------------------------------------------------------------------------------------------------------------
                                                State Street Bank and Trust Company                            421,953
--------------------------------------------------------------------------------------------------------------------------
NFJ Dividend Value                              Morgan Stanley Co. Incorporated                              1,427,850
--------------------------------------------------------------------------------------------------------------------------
                                                JP Morgan Securities, Inc.                                   1,497,084
--------------------------------------------------------------------------------------------------------------------------
                                                State Street Bank and Trust Company                          9,251,235
--------------------------------------------------------------------------------------------------------------------------
NFJ International Value                         State Street Bank and Trust Company                             20,000
--------------------------------------------------------------------------------------------------------------------------
NFJ Equity                                      JP Morgan Securities, Inc.                                      54,688
--------------------------------------------------------------------------------------------------------------------------
                                                State Street Bank and Trust Company                             33,000
--------------------------------------------------------------------------------------------------------------------------
NFJ Small-Cap Value                             State Street Bank and Trust Company                        103,791,000
--------------------------------------------------------------------------------------------------------------------------
PEA Growth                                      Merrill Lynch, Pierce, Fenner & Smith Incorporated          16,338,000
--------------------------------------------------------------------------------------------------------------------------
                                                Citigroup Global Markets, Inc.                              36,380,000
--------------------------------------------------------------------------------------------------------------------------
                                                State Street Bank & Trust Company                           20,370,000
--------------------------------------------------------------------------------------------------------------------------
PEA Growth & Income                             Goldman Sachs & Co.                                          4,375,716
--------------------------------------------------------------------------------------------------------------------------
                                                Morgan Stanley Co. Incorporated                              1,068,750
--------------------------------------------------------------------------------------------------------------------------
                                                JP Morgan Securities, Inc.                                   2,563,500
--------------------------------------------------------------------------------------------------------------------------
                                                Citigroup Global Markets, Inc.                               2,140,000
--------------------------------------------------------------------------------------------------------------------------
                                                State Street Bank and Trust Company                          1,685,000
--------------------------------------------------------------------------------------------------------------------------
PEA Innovation                                  State Street Bank and Trust Company                         61,643,000
--------------------------------------------------------------------------------------------------------------------------
PEA Renaissance                                 JP Morgan Securities, Inc.                                 150,624,424
--------------------------------------------------------------------------------------------------------------------------
                                                State Street Bank & Trust Company                          839,137,783
--------------------------------------------------------------------------------------------------------------------------
PEA Target                                      Goldman Sachs & Co.                                          6,544,957
--------------------------------------------------------------------------------------------------------------------------
                                                State Street Bank and Trust Company                         20,286,000
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
PEA Value                                       Merrill Lynch, Pierce, Fenner &
--------------------------------------------------------------------------------------------------------------------------
                                                Smith Incorporated                                           7,002,000
--------------------------------------------------------------------------------------------------------------------------
                                                JP Morgan Securities, Inc.                                  43,176,176
--------------------------------------------------------------------------------------------------------------------------
                                                Citigroup Global Markets, Inc.                              32,100,000
--------------------------------------------------------------------------------------------------------------------------
                                                State Street Bank and Trust Company                         89,644,000
--------------------------------------------------------------------------------------------------------------------------
PIMCO Balanced Value                            Citigroup Global Markets, Inc.                                  38,520
--------------------------------------------------------------------------------------------------------------------------
                                                State Street Bank and Trust Company                             48,000
--------------------------------------------------------------------------------------------------------------------------
PIMCO Core Equity                               Merrill Lynch, Pierce, Fenner & Smith Incorporated              23,340
--------------------------------------------------------------------------------------------------------------------------
                                                JP Morgan Securities Inc.                                       27,344
--------------------------------------------------------------------------------------------------------------------------
                                                Citigroup Global Markets, Inc.                                  51,360
--------------------------------------------------------------------------------------------------------------------------
                                                State Street Bank and Trust Company                             24,000
--------------------------------------------------------------------------------------------------------------------------
PIMCO Disciplined Value                         Citigroup Global Markets, Inc.                                  51,360
--------------------------------------------------------------------------------------------------------------------------
                                                State Street Bank and Trust Company                             17,000
--------------------------------------------------------------------------------------------------------------------------
PIMCO International Value                       State Street Bank and Trust Company                             48,000
--------------------------------------------------------------------------------------------------------------------------
PIMCO Large-Cap Value
                                                Morgan Stanley Co. Incorporated                                 29,925
--------------------------------------------------------------------------------------------------------------------------
                                                JP Morgan Securities Inc.                                       10,254
--------------------------------------------------------------------------------------------------------------------------
                                                Citigroup Global Markets, Inc.                                  53,500
--------------------------------------------------------------------------------------------------------------------------
                                                State Street Bank and Trust Company                             34,000
--------------------------------------------------------------------------------------------------------------------------
PIMCO Mid-Cap Value                             State Street Bank and Trust Company                             18,000
--------------------------------------------------------------------------------------------------------------------------
PIMCO Small-Cap Value                           State Street Bank and Trust Company                            110,000
--------------------------------------------------------------------------------------------------------------------------
PPA Tax-Efficient Equity                        Goldman Sachs & Co.                                            134,000
--------------------------------------------------------------------------------------------------------------------------
                                                Morgan Stanley Co. Incorporated                                166,725
--------------------------------------------------------------------------------------------------------------------------
                                                Merrill Lynch, Pierce, Fenner & Smith Incorporated             154,044
--------------------------------------------------------------------------------------------------------------------------
                                                JP Morgan Securities Inc.                                       87,501
--------------------------------------------------------------------------------------------------------------------------
                                                Bear Stearns Securities Group                                   43,597
--------------------------------------------------------------------------------------------------------------------------
                                                Citigroup Global Markets, Inc.                                 642,813
--------------------------------------------------------------------------------------------------------------------------
                                                State Street Bank and Trust Company                            248,320
--------------------------------------------------------------------------------------------------------------------------
PPA Tax-Efficient Structured Emerging Markets   Morgan Stanley Co. Incorporated                                374,662
--------------------------------------------------------------------------------------------------------------------------
                                                JP Morgan Securities Inc.                                     223, 794
--------------------------------------------------------------------------------------------------------------------------
                                                State Street Bank & Trust Company
                                                                                                             3,182,000
--------------------------------------------------------------------------------------------------------------------------
RCM Biotechnology                               State Street Bank and Trust Company                         13,193,000
--------------------------------------------------------------------------------------------------------------------------
RCM Europe                                      Credit Suisse First Boston Corporation                       1,184,342
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
RCM Global Healthcare                           State Street Bank and Trust Company                          5,095,000
--------------------------------------------------------------------------------------------------------------------------
RCM Global Small-Cap                            State Street Bank and Trust Company                            704,000
--------------------------------------------------------------------------------------------------------------------------
RCM Global Technology                           State Street Bank and Trust Company                         12,093,000
--------------------------------------------------------------------------------------------------------------------------
RCM International Growth Equity                 Credit Suisse First Boston Corporation                       1,362,651
--------------------------------------------------------------------------------------------------------------------------
                                                UBS Warburg LLC                                                652,230
--------------------------------------------------------------------------------------------------------------------------
                                                State Street Bank and Trust Company                          1,391,000
--------------------------------------------------------------------------------------------------------------------------
RCM Large-Cap Growth                            Merrill Lynch, Pierce, Fenner & Smith Incorporated           3,524,340
--------------------------------------------------------------------------------------------------------------------------
                                                Citigroup Global Markets, Inc.                              10,443,200
--------------------------------------------------------------------------------------------------------------------------
                                                State Street Bank & Trust Company                           19,099,000
--------------------------------------------------------------------------------------------------------------------------
RCM Mid-Cap                                     State Street Bank and Trust Company                          6,662,000
--------------------------------------------------------------------------------------------------------------------------
RCM Small-Cap                                   State Street Bank and Trust Company                            308,000
--------------------------------------------------------------------------------------------------------------------------
RCM Tax-Managed Growth                          Merrill Lynch, Pierce, Fenner & Smith Incorporated             143,541
--------------------------------------------------------------------------------------------------------------------------
                                                State Street Bank and Trust Company                          1,375,000
--------------------------------------------------------------------------------------------------------------------------



* "Regular Broker-Dealers" are defined by the SEC as: (a) one of the 10 brokers or dealers that received the greatest dollar amount of brokerage commissions by virtue of direct or indirect participation in the company's portfolio transactions during the company's most recent fiscal year; (b) one of the 10 brokers or dealers that engaged as principal in the largest dollar amount of portfolio transactions of the investment company during the company's most recent fiscal year; or (c) one of the 10 brokers or dealers that sold the largest dollar amount of securities of the investment company during the company's most recent fiscal year.

Portfolio Turnover


          A change in the securities held by a Fund is known as "portfolio turnover." With the exception of the PPA Tax-Efficient Structured Emerging Markets and RCM Tax-Managed Growth Funds (which may attempt to minimize portfolio turnover as a tax-efficient management strategy), the Sub-Advisers manage the Funds without regard generally to restrictions on portfolio turnover. The use of futures contracts and other derivative instruments with relatively short maturities may tend to exaggerate the portfolio turnover rate for some of the Funds. Trading in fixed income securities does not generally involve the payment of brokerage commissions, but does involve indirect transaction costs. The use of futures contracts may involve the payment of commissions to futures commission merchants. High portfolio turnover (e.g., greater than 100%) involves correspondingly greater expenses to a Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. The higher the rate of portfolio turnover of a Fund, the higher these transaction costs borne by the Fund generally will be. Such sales may result in realization of taxable capital gains (including short-term capital gains which are generally taxed to shareholders at ordinary income tax rates), and may adversely impact a Fund's after-tax returns. See "Taxation."

          The portfolio turnover rate of a Fund is calculated by dividing (a) the lesser of purchases or sales of portfolio securities for the particular fiscal year by (b) the monthly average of the value of the portfolio securities owned by the Fund during the particular fiscal year. In calculating the rate of portfolio turnover, there is excluded from both (a) and (b) all securities, including options, whose maturities or expiration dates at the time of acquisition were one year or less. Proceeds from short sales and assets used to cover short positions undertaken are included in the amounts of securities sold and purchased, respectively, during the year. In addition to the portfolio turnover generated by the portfolio management activities of the Discipline's Sub-Adviser, the purchase and sale of securities resulting from the periodic reallocation of assets among the Disciplines will result in additional portfolio turnover.


          Because the Adviser does not expect to reallocate the Asset Allocation Fund's assets among the Underlying Funds on a frequent basis, the portfolio turnover rate for the Asset Allocation Fund is expected to be modest (i.e., less than 25%) in comparison to most mutual funds. However, the Asset Allocation Fund indirectly bears the expenses associated with the portfolio turnover of the Underlying Funds, a number of which have high (i.e., greater than 100%) portfolio turnover rates.

          Portfolio turnover rates for each Fund for which financial highlights are available are provided under "Financial Highlights" in the applicable Prospectus.

NET ASSET VALUE

          As indicated in the Prospectuses under the heading "How Fund Shares are Priced," the net asset value ("NAV") of a class of a Fund's shares is determined by dividing the total value of a Fund's portfolio investments and other assets attributable to that class, less any liabilities, by the total number of shares outstanding of that class.



          For purposes of calculating the NAV, portfolio securities and other assets for which market quotes are available are stated at market value. Market value is generally determined on the basis of last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services. The Trust may also calculate the Market value for NASDAQ National Market and SmallCap securities using the NASDAQ Official Closing Price ("NOCP") instead of the last reported sales price. Certain securities or investments for which daily market quotes are not readily available may be valued, pursuant to guidelines established by the Board of Trustees, with reference to other securities or indices. Short-term investments having a maturity of 60 days or less are generally valued at amortized cost. Exchange traded options, futures and options on futures are valued at the settlement price determined by the exchange. Other securities for which market quotes are not readily available are valued at fair value as determined in good faith by the Board of Trustees or persons acting at their direction.

          Investments initially valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services. As a result, the NAV of a Fund's shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the New York Stock Exchange is closed and an investor is not able to purchase, redeem or exchange shares. In particular, calculation of the NAV of the PPA Tax-Efficient Structured Emerging Markets, RCM Global Small-Cap, RCM Global Technology, RCM Global Healthcare, RCM Global Equity, RCM International Growth Equity, NACM Global, NACM International, NACM Pacific Rim and International Value Funds may not take place contemporaneously with the determination of the prices of foreign securities used in NAV calculations.



          Fund shares are valued at the close of regular trading on the New York Stock Exchange (normally 4:00 p.m., Eastern time) (the "NYSE Close") on each day that the New York Stock Exchange is open. For purposes of calculating the NAV, the Funds normally use pricing data for domestic equity securities received shortly after the NYSE Close and do not normally take into account trading, clearances or settlements that take place after the NYSE Close. Domestic fixed income and foreign securities are normally priced using data reflecting the earlier closing of the principal markets for those securities. Information that becomes known to the Funds or their agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of the security or the NAV determined earlier that day.

          In unusual circumstances, instead of valuing securities in the usual manner, the Funds may value securities at fair value or estimate their value as determined in good faith by the Board of Trustees or their designees, pursuant to procedures approved by the Board of Trustees. Fair valuation may also be used by the Board of Trustees if extraordinary events occur after the close of the relevant market but prior to the NYSE Close.

          Each Fund's liabilities are allocated among its classes. The total of such liabilities allocated to a class plus that class's distribution and/or servicing fees and any other expenses specially allocated to that class are then deducted from the class's proportionate interest in the Fund's assets, and the resulting amount for each class is divided by the number of shares of that class outstanding to produce the class's "net asset value" per share. Under certain circumstances, the per share net asset value of classes of shares of the Funds with higher service and/or distribution fees applicable to such shares may be lower than the per share net asset value of the classes of shares with lower or no service and/or distribution fees as a result of the higher daily expense accruals of the service and/or distribution fees applicable to such classes. Generally, for Funds that pay income dividends, those dividends are expected to differ over time by approximately the amount of the expense accrual differential between a particular Fund's classes.

          The Trust expects that the holidays upon which the Exchange will be closed are as follows: New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

                                    TAXATION

          The following discussion is general in nature and should not be regarded as an exhaustive presentation of all possible tax ramifications. All shareholders should consult a qualified tax adviser regarding their investment in a Fund.

          Each Fund intends to qualify annually and elect to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). To qualify as a regulated investment company, each Fund generally must, among other things, (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies ("Qualifying Income Test") and (b) diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the value of the Fund's total assets is represented by cash, cash items (including receivables), U.S. Government securities, securities of other regulated investment companies and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Fund's total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities (other than U.S. Government securities or the securities of other regulated investment companies) of any one issuer or of two or more issuers which the Fund controls and which are engaged in the same, similar or related trades or businesses. In order to qualify for the special tax treatment accorded regulated investment companies, each Fund must distribute each taxable year an amount at least equal to the sum of (i) 90% of its investment company taxable income (which includes dividends, interest and net short-term capital gains in excess of any net long-term capital losses) and (ii) 90% of its tax exempt interest, net of expenses allocable thereto. For purposes of the Qualifying Income Test, the Treasury Department is authorized to promulgate regulations under which gains from foreign currencies (and options, futures, and forward contracts on foreign currency) would not constitute qualifying income if such gains are not directly related to investing in securities (or options and futures with respect to stock or securities). To date, such regulations have not been issued.

Distributions

          As a regulated investment company, each Fund generally will not be subject to U.S. federal income tax on its investment company taxable income and net capital gains (that is, any net long-term capital gains in excess of the sum of net short-term capital losses and capital loss carryovers from prior years) designated by the Fund as capital gain dividends, if any, that it distributes to shareholders on a timely basis. Each Fund intends to distribute to its shareholders, at least annually, substantially all of its investment company taxable income and any net capital gains. Amounts not distributed by a Fund on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax. To avoid the tax, each Fund must distribute during each calendar year an amount at least equal to the sum of (1) 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) 98% of its capital gains in excess of its capital losses (and adjusted for certain ordinary losses) for the twelve month period ending on October 31 of the calendar year or later if a Fund is permitted to elect and so elects, and (3) all ordinary income and capital gains for previous years that were not distributed during such years. A distribution will be treated as paid on December 31 of the calendar year if it is declared by a Fund in October, November or December of that year to shareholders of record on a date in such a month and paid by the Fund during January of the following year.

          Shareholders subject to U.S. federal income tax will be subject to tax on dividends received from a Fund, regardless of whether received in cash or reinvested in additional shares. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received. Distributions received by tax-exempt shareholders generally will not be subject to federal income tax to the extent permitted under applicable tax law.


          For federal income tax purposes, distributions of investment income are generally taxable as ordinary income. Taxes on distributions of capital gains are determined by how long a Fund owned the investments that generated them, rather than how long a shareholder has owned his or her shares. Distributions of net capital gains from the sale of investments that a Fund owned for more than one year and that are properly designated by the Fund as capital gain dividends will be taxable as long-term capital gains. Distributions of gains from the sale of investments that a Fund owned for one year or less will be taxable as ordinary income.


          For taxable years beginning on or before December 31, 2008, "qualified dividend income" received by an individual will be taxed at the rates applicable to long-term capital gain. In order for some portion of the dividends received by a Fund shareholder to be qualified dividend income, the Fund must meet holding period and other requirements with respect to some portion of the dividend paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to the Fund's shares. A dividend will not be treated as qualified dividend income (at either the Fund or shareholder level) (1) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 120-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 180-day period beginning 90 days before such date), (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (3) if the recipient elects to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest, or (4) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation readily tradable on an established securities market in the United States) or (b) treated as a foreign personal holding company, foreign investment company, or passive foreign investment company.

          In general, distributions of investment income designated by a Fund as derived from qualified dividend income will be treated as qualified dividend income by a shareholder taxed as an individual provided the shareholder meets the holding period and other requirements described above with respect to the Fund's shares. Only qualified dividend income received by a Fund after December 31, 2002 is eligible for pass-through treatment. If the aggregate qualified dividends received by a Fund during any taxable year are 95% or more of its gross income, then 100% of the Fund's dividends (other than properly designated capital gain dividends) will be eligible to be treated as qualified dividend income. For this purpose, the only gain included in the term "gross income" is the excess of net short-term capital gain over net long-term capital loss.


          Distributions are taxable to shareholders even if they are paid from income or gains earned by a Fund before a shareholder's investment (and thus were included in the price the shareholder paid). Distributions are taxable whether shareholders receive them in cash or reinvest them in additional shares. Any distributions that are not from a Fund's investment company taxable income or net capital gains may be characterized as a return of capital to shareholders (that is, not taxable to a shareholder and reduces the shareholder's basis in the shares) or, in some cases, as capital gain. Any gain resulting from the sale or exchange of Fund shares generally will be taxable as capital gains. Dividends, if any, derived from interest on certain U.S. Government securities may be exempt from state and local taxes, but interest on mortgage-backed U.S. Government securities is generally not so exempt. While the RCM Tax-Managed Growth and PPA Tax-Efficient Structured Emerging Markets Funds seek to minimize taxable distributions, the Funds may be expected to earn and distribute taxable income and may also be expected to realize and distribute capital gains from time to time. Each Fund will advise shareholders annually of the amount and nature of the dividends paid to them. The tax status of each Fund and the distributions which it may make are summarized in the Prospectuses under the captions "Fund Distributions" and "Tax Consequences."


          Long-term capital gain rates have been temporarily reduced--in general, to 15% with lower rates applying to taxpayers in the 10% and 15% rate brackets--through December 31, 2008.


          A portion of the dividends paid by Funds that invest in stock of U.S. corporations may qualify for the deduction for dividends received by corporations (subject generally to a 46-day holding period requirement). Dividends paid by the other Funds generally are not expected to qualify for the deduction for dividends received by corporations.

          The Asset Allocation Fund will not be able to offset gains realized by one Underlying PIMCO Fund in which such Fund invests against losses realized by another Underlying PIMCO Fund in which such Fund invests. The Asset Allocation Fund's use of the fund-of-funds structure could therefore affect the amount, timing and character of distributions to shareholders. More generally, Funds that invest in other investment companies will not be able to offset gains realized by one underlying investment company against losses realized by another underlying investment company. A Fund's investment in other investment companies could therefore affect the amount, timing and character of distributions to shareholders of such Fund.


          Depending on the Asset Allocation Fund's percentage ownership in an Underlying PIMCO Fund both before and after a redemption, the Asset Allocation Fund's redemption of shares of such Underlying PIMCO Fund may cause the Fund to be treated as not receiving capital gain income on the amount by which the distribution exceeds the Fund's tax basis in the shares of the Underlying PIMCO Fund, but instead to be treated as receiving a dividend taxable as ordinary income on the full amount of the distribution. This could cause shareholders of the Asset Allocation Fund to recognize higher amounts of ordinary income than if the shareholders had held the shares of the Underlying PIMCO Funds directly. If the Asset Allocation Fund receives dividends from an Underlying PIMCO Fund qualifying as a regulated investment company which the Underlying PIMCO Fund designates as qualified dividend income and the Asset Allocation Fund meets holding period and other requirements with respect to the shares of that regulated investment company, the Asset Allocation Fund may designate its distributions derived from those dividends as qualified dividend income.

          The Multi-Discipline Portfolio will not be able to offset gains realized by one Discipline in which such Portfolio invests against losses realized by another Discipline in which such Portfolio invests. The Multi-Discipline Portfolio's use of the fund-of-funds structure could therefore affect the amount, timing and character of distributions to shareholders. More generally, Portfolios that invest in other investment companies will not be able to offset gains realized by one underlying investment company against losses realized by another underlying investment company. A Portfolio's investment in other investment companies could therefore affect the amount, timing and character of distributions to shareholders of such Portfolio.



          Depending on the Multi-Discipline Portfolio's percentage ownership in a Discipline both before and after a redemption, the Multi-Discipline Portfolio's redemption of shares of such Discipline may cause the Portfolio to be treated as not receiving capital gain income on the amount by which the distribution exceeds the Fund's tax basis in the shares of the Discipline, but instead to be treated as receiving a dividend taxable as ordinary income on the full amount of the distribution. This could cause shareholders of the Multi-Discipline Portfolio to recognize higher amounts of ordinary income than if the shareholders had held the shares of the Disciplines directly. If the Multi-Discipline Portfolio receives dividends from an Underlying PIMCO Fund qualifying as a regulated investment company which the Underlying PIMCO Fund designates as qualified dividend income and the Multi-Discipline Portfolio meets holding period and other requirements with respect to the shares of that regulated investment company, the Multi-Discipline Portfolio may designate its distributions derived from those dividends as qualified dividend income.

          Taxable shareholders should note that the timing of their investment or redemptions could have undesirable tax consequences. Dividends and distributions on shares of a Fund are generally subject to federal income tax as described herein to the extent they do not exceed the Fund's realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder's investment. Such distributions are likely to occur in respect of shares purchased at a time when the net asset value of a Fund reflects gains that are either unrealized, or realized but not distributed. Such realized gains may be required to be distributed even when a Fund's net asset value also reflects unrealized losses.

Sales of Shares


          Upon the disposition of shares of a Fund (whether by redemption, sale or exchange), a shareholder will realize a gain or loss. Such gain or loss will be capital gain or loss if the shares are capital assets in the shareholder's hands, and will be long-term or short-term generally depending upon the shareholder's holding period for the shares. As mentioned above, long-term capital gain rates have been temporarily reduced--in general, to 15% with lower rates applying to taxpayers in the 10% and 15% rate brackets--through December 31, 2008.


Backup Withholding


          The Funds generally are required to withhold and remit to the U.S. Treasury a percentage of the taxable dividends and other distributions paid to and proceeds of share sales, exchanges, or redemptions made by any individual shareholder who fails to furnish a Fund with a correct taxpayer identification number (TIN), who has under-reported dividends or interest income, or who fails to certify to the Fund that he or she is a United States person and is not subject to such withholding. Pursuant to recently enacted tax legislation, the backup withholding tax rate is 28% for amounts paid through 2010. The backup withholding tax rate will be 31% for amounts paid after December 31, 2010. Corporate shareholders and certain other shareholders specified in the Code generally are exempt from such backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder's U.S. federal tax liability.


          U.S. Treasury Regulations affecting the application to foreign investors of the backup withholding and withholding tax rules generally became effective for payments made after December 31, 2000. In some circumstances, these rules increase the certification and filing requirements imposed on foreign investors in order to qualify for exemption from the backup withholding tax and for reduced withholding tax rates under income tax treaties. Foreign investors in a Fund should consult their tax advisers with respect to the potential application of these new regulations.



Options, Futures, Forward Contracts and Swap Agreements

          To the extent such investments are permissible for a Fund, the Fund's transactions in options, futures contracts, hedging transactions, forward contracts, straddles and foreign currencies will be subject to special tax rules (including mark-to-market, constructive sale, straddle, wash sale and short sale rules), the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund's securities, convert long-term capital gains into short-term capital gains and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders, including shareholders of the Asset Allocation Fund.

          To the extent such investments are permissible, certain of a Fund's hedging activities (including its transactions, if any, in foreign currencies or foreign currency-denominated instruments) are likely to produce a difference between its book income and its taxable income. If a Fund's book income exceeds its taxable income, the distribution (if any) of such excess will be treated as
(i) a dividend to the extent of the Fund's remaining earnings and profits (including earnings and profits arising from tax-exempt income), (ii) thereafter, as a return of capital to the extent of the recipient basis in the shares, and (iii) thereafter, as gain from the sale or exchange of a capital asset. If a Fund's book income is less than taxable income, the Fund could be required to make distributions exceeding book income to qualify as a regular investment company that is accorded special tax treatment.

Passive Foreign Investment Companies


          Investment by a Fund in "passive foreign investment companies" ("PFICs") could subject the Fund to a U.S. federal income tax or other charge on the proceeds from the sale of its investment in such a company; however, this tax can be avoided by making an election to treat the PFIC as a "qualified electing fund" ("QEF"). The Fund also may make an election to mark the gains (and to a limited extent losses) in such holdings "to the market" as though it had sold and repurchased its holdings in those PFICs on the last day of the Fund's taxable year. Such gains and losses are treated as ordinary income and loss. The QEF and mark-to-market elections may accelerate the recognition of income (without the receipt of cash) and increase the amount required to be distributed for the Fund to avoid taxation. Making either of these elections therefore may require a Fund to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirement, which also may accelerate the recognition of gain and affect a Fund's total return.

          A PFIC is any foreign corporation: (i) 75 percent or more of the income of which for the taxable year is passive income, or (ii) the average percentage of the assets of which (generally by value, but by adjusted tax basis in certain cases) that produce or are held for the production of passive income is at least 50 percent. Generally, passive income for this purpose means dividends, interest (including income equivalent to interest), royalties, rents, annuities, the excess of gain over losses from certain property transactions and commodities transactions, and foreign currency gains. Passive income for this purpose does not include rents and royalties received by the foreign corporation from active business and certain income received from related persons.


Foreign Currency Transactions

          A Fund's transactions in foreign currencies, foreign currency-denominated debt securities and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned.

Foreign Taxation

          Income received by the Funds from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. If more than 50% of the value of a Fund's total assets at the close of its taxable year consists of securities of foreign corporations, such Fund will be eligible to elect to "pass through" to the Fund's shareholders the amount of eligible foreign income and similar taxes paid by the Fund. If this election is made, a shareholder generally subject to tax will be required to include in gross income (in addition to taxable dividends actually received) his or her pro rata share of the foreign taxes paid by the Fund, and may be entitled either to deduct (as an itemized deduction) his or her pro rata share of foreign taxes in computing his or her taxable income or to use it as a foreign tax credit against his or her U.S. federal income tax liability, subject to certain limitations. In particular, a shareholder must hold his or her shares (without protection from risk of loss) on the ex-dividend date and for at least 15 more days during the 30-day period surrounding the ex-dividend date to be eligible to claim a foreign tax credit with respect to a gain dividend. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions. Each shareholder will be notified within 60 days after the close of the Fund's taxable year whether the foreign taxes paid by the Fund will "pass through" for that year.

          Generally, a credit for foreign taxes is subject to the limitation that it may not exceed the shareholder's U.S. tax attributable to his or her total foreign source taxable income. For this purpose, if the pass-through election is made, the source of the electing Fund's income will flow through to shareholders of the Trust. With respect to such Funds, gains from the sale of securities will be treated as derived from U.S. sources and certain currency fluctuation gains, including fluctuation gains from foreign currency-denominated debt securities, receivables and payables will be treated as ordinary income derived from U.S. sources. The limitation on the foreign tax credit is applied separately to foreign source passive income, and to certain other types of income. A shareholder may be unable to claim a credit for the full amount of his or her proportionate share of the foreign taxes paid by the Fund. The foreign tax credit can be used to offset only 90% of the revised alternative minimum tax imposed on corporations and individuals and foreign taxes generally are not deductible in computing alternative minimum taxable income. Although the Asset Allocation Fund may itself be entitled to a deduction for such taxes paid by an Underlying PIMCO Fund in which the Asset Allocation Fund invests, the Asset Allocation Fund will not be able to pass any such credit or deduction through to its own shareholders. In addition, a Fund which invests in other investment companies, including the Asset Allocation Fund, may not be able to pass any such credit or deduction for taxes paid by the underlying investment company through to its own shareholders.

Original Issue Discount and Pay-In-Kind Securities

          Current federal tax law requires the holder of a U.S. Treasury or other fixed income zero coupon security to accrue as income each year a portion of the discount at which the security was purchased, even though the holder receives no interest payment in cash on the security during the year. In addition, pay-in-kind securities will give rise to income which is required to be distributed and is taxable even though the Fund holding the security receives no interest payment in cash on the security during the year.

          Some of the debt securities (with a fixed maturity date of more than one year from the date of issuance) that may be acquired by a Fund may be treated as debt securities that are issued originally at a discount. Generally, the amount of the original issue discount ("OID") is treated as interest income and is included in income over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. A portion of the OID includable in income with respect to certain high-yield corporate debt securities (including certain pay-in-kind securities) may be treated as a dividend for U.S. federal income tax purposes.

          Some of the debt securities (with a fixed maturity date of more than one year from the date of issuance) that may be acquired by a Fund in the secondary market may be treated as having market discount. Generally, any gain recognized on the disposition of, and any partial payment of principal on, a debt security having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the "accrued market discount" on such debt security. Market discount generally accrues in equal daily installments. A Fund may make one or more of the elections applicable to debt securities having market discount, which could affect the character and timing of recognition of income.

          Some debt securities (with a fixed maturity date of one year or less from the date of issuance) that may be acquired by a Fund may be treated as having acquisition discount, or OID in the case of certain types of debt securities. Generally, the Fund will be required to include the acquisition discount, or OID, in income over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. The Fund may make one or more of the elections applicable to debt securities having acquisition discount, or OID, which could affect the character and timing of recognition of income.

          Each Fund that holds the foregoing kinds of securities may be required to pay out as an income distribution each year an amount which is greater than the total amount of cash interest the Fund actually received. Such distributions may be made from the cash assets of the Fund or by liquidation of portfolio securities, if necessary (including when it is not advantageous to do so). The Fund may realize gains or losses from such liquidations. In the event the Fund realizes net capital gains from such transactions, its shareholders may receive a larger capital gain distribution, if any, than they would in the absence of such transactions.

Shares Purchased through Tax-Qualified Plans

          Special tax rules apply to investments through defined contribution plans and other tax-qualified plans. Shareholders should consult their tax adviser to determine the suitability of shares of a Fund as an investment through such plans, and the precise effect of and investment of an investment on their particular tax situation.

Other Taxation

          From time to time, certain of the Trust's series may be considered under the Code to be nonpublicly offered regulated investment companies. Pursuant to Treasury Department regulations, certain expenses of nonpublicly offered regulated investment companies, including advisory fees, may not be deductible by certain shareholders, generally including individuals and entities that compute their taxable income in the same manner as an individual (thus, for example, a qualified pension plan is not subject to this rule). Such a shareholder's pro rata portion of the affected expenses will be treated as an additional dividend to the shareholder and will be deductible by such shareholder, subject to the 2% "floor" on miscellaneous itemized deductions and other limitations on itemized deductions set forth in the Code. A regulated investment company generally will be classified as nonpublicly offered unless it either has 500 shareholders at all times during a taxable year or continuously offers shares pursuant to a public offering.

          Distributions also may be subject to additional state, local and foreign taxes, depending on each shareholder's particular situation. Under the laws of various states, distributions of investment company taxable income generally are taxable to shareholders even though all or a substantial portion of such distributions may be derived from interest on certain federal obligations which, if the interest were received directly by a resident of such state, would be exempt from such state's income tax ("qualifying federal obligations"). However, some states may exempt all or a portion of such distributions from income tax to the extent the shareholder is able to establish that the distribution is derived from qualifying federal obligations. Moreover, for state income tax purposes, interest on some federal obligations generally is not exempt from taxation, whether received directly by a shareholder or through distributions of investment company taxable income (for example, interest on FNMA Certificates and GNMA Certificates). Each Fund will provide information annually to shareholders indicating the amount and percentage of its dividend distribution which is attributable to interest on federal obligations, and will indicate to the extent possible from what types of federal obligations such dividends are derived. The Trust is organized as a Massachusetts business trust. Under current law, so long as each Fund qualifies for the federal income tax treatment described above, it is believed that neither the Trust nor any Fund will be liable for any income or franchise tax imposed by Massachusetts. Shareholders, in any event, are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Fund.


          Under recently promulgated Treasury regulations, if a shareholder recognizes a loss with respect to a Fund's shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the Internal Revenue Service a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

          Under tax legislation enacted by the Massachusetts Legislature in 2002, capital gains realized on capital assets held for more than one year will be subject to a single rate of tax rather than a graduated schedule, as provided under prior law. Accordingly, Fund distributions deriving from such gains will be taxable to you based on the single rate.


OTHER INFORMATION

Capitalization

          The Trust is a Massachusetts business trust established under an Agreement and Declaration of Trust as amended and restated on January 14, 1997. The capitalization of the Trust consists solely of an unlimited number of shares of beneficial interest. The Board of Trustees may establish additional series (with different investment objectives and fundamental policies) at any time in the future. Establishment and offering of additional series will not alter the rights of the Trust's shareholders. When issued, shares are fully paid, non-assessable, redeemable and freely transferable. Shares do not have preemptive rights or subscription rights. In liquidation of a Fund, each shareholder is entitled to receive his pro rata share of the net assets of that Fund.

          Shares begin earning dividends on Fund shares the day after the Trust receives the shareholder's purchase payment. Net investment income from interest and dividends, if any, will be declared and paid quarterly to shareholders of record by the PEA Growth & Income, NFJ Dividend Value, NFJ Large-Cap Value, NFJ International Value, PEA Value, PEA Renaissance and Asset Allocation Funds and the Multi-Discipline Portfolio. Net investment income from interest and dividends, if any, will be declared and paid at least annually to shareholders of record by the other Funds. Any net capital gains from the sale of portfolio securities will be distributed no less frequently than once annually. Net short-term capital gains may be paid more frequently. Dividend and capital gain distributions of a Fund will be reinvested in additional shares of that Fund or Portfolio unless the shareholder elects to have them paid in cash.

          Under Massachusetts law, shareholders could, under certain circumstances, be held liable for the obligations of the Trust. However, the Second Amended and Restated Agreement and Declaration of Trust (the "Declaration of Trust") of the Trust disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the Trustees. The Declaration of Trust also provides for indemnification out of a Fund's property for all loss and expense of any shareholder of that Fund held liable on account of being or having been a shareholder. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which such disclaimer is inoperative or the Fund of which he or she is or was a shareholder is unable to meet its obligations, and thus should be considered remote.

RCM Funds' Portfolio Management Teams

          The Trust, in its advertisements, may refer to the individual portfolio managers who comprise the portfolio management teams of the PIMCO RCM Funds.

          The Large-Cap Equity Portfolio Management Team is primarily responsible for the day-to-day management of the RCM Large-Cap Growth Fund and the Large-Cap Growth Discipline of the Multi-Discipline Portfolio. The Large-Cap Equity Portfolio Management Team is comprised of a team of investment professionals currently including, but not limited to, Seth Reicher, Joanne Howard and Brad Branson.

          The Private Client Group Equity Portfolio Management Team is primarily responsible for the day-to-day management of the RCM Tax-Managed Growth Fund. The Private Client Group is comprised of a team of investment professionals currently including, but not limited to, Joanne Howard and Brad Branson.

          The Mid-Cap Equity Portfolio Management Team is primarily responsible for the day-to-day management of the RCM Mid-Cap Fund. The Mid-Cap Equity Portfolio Management Team is comprised of a team of investment professionals currently including, but not limited to, Gary Sokol and Brian Dombkowski.

          The Small-Cap Equity Portfolio Management Team and the Global Equity Portfolio Management Team are primarily responsible for the day-to-day management of the RCM Global Small Cap Fund. The Teams are comprised of a team of investment professionals currently including, but not limited to, Thomas Ross and Jonathan Bolton.

          The Healthcare Global Sector Research Team is primarily responsible for the day-to-day management of the RCM Global Healthcare Fund and the RCM Biotechnology Fund. The Healthcare Global Sector Research Team is comprised of a team of investment professionals including, but not limited to, Michael Dauchot, M.D. and Eric Shen, M.D.

          The International Equity and Global Equity Portfolio Management Team is primarily responsible for the day-to-day management of the RCM International Growth Equity Fund. The International Equity Portfolio Management Team is comprised of a team of investment professionals currently including, but not limited to, Mark Phelps, Jonathan Bolton and Ara Jelalian.

          The Global Technology Management Team is primarily responsible for the day-to-day management of the RCM Global Technology Fund. The Global Technology Management Team is comprised of a team of investment professionals currently including, but not limited to, Walter Price and Huachen Chen.

          The following table provides information about the individuals who compose each of the management teams noted above.

---------------------------------------------------------------------------------------------------------------------------
     Management Team       Portfolio Manager(s)        Since                  Recent Professional Experience
---------------------------------------------------------------------------------------------------------------------------
Large-Cap Equity           Seth A. Reicher, CFA                Managing Director, Co-CIO and a Senior Portfolio Manager on
Portfolio Management                                           the U.S. Large Cap Equity Portfolio Management Team. He also
Team                                                           leads the San Francisco Quantitative Equity Team. Mr.
                                                               Reicher's investment experience began in 1986 as an Analyst and then Portfolio Manager at Associated Capital (which
                                                               later became Capitalcorp Asset Management). There, he
                                                               developed and used fundamental and quantitative disciplines to manage equity portfolios. Mr. Reicher began at Dresdner
                                                               RCM in 1993 as a Quantitative Analyst and soon after became an Assistant Portfolio Manager to the Core Portfolio
                                                               Management Team. In mid-1994, Mr. Reicher was selected to
                                                               work directly with William Price (Chairman and CIO) and as the leader of Dresdner RCM's Quantitative Team. He became a
                                                               Director of Dresdner RCM in June 1996 and a Portfolio
                                                               Manager on the Core Portfolio Management Team in January
                                                               1997. Mr. Reicher is a member of both the Security Analysts of San Francisco and the Association of Investment
                                                               Management and Research. He received his B.B.A. in finance, cum laude, from the University of Massachusetts, Amherst and holds a Certificate in International Business from the
                                                               University of Copenhagen, Denmark.
---------------------------------------------------------------------------------------------------------------------------

\

---------------------------------------------------------------------------------------------------------------------------
                           Joanne L. Howard, CFA       2002    Co-CIO of the U.S. Large Cap Equity Portfolio Management
                                                               Team and a voting member of the Private Client Group Equity
                                                               Portfolio Management Team. Ms. Howard began her investment career in Chicago in 1964 as a Junior Security Analyst with the First National Bank of Chicago and then as an industry analyst with CNA Financial. In 1968, she joined ISI
                                                               Corporation in San Francisco where she became Director of
                                                               Research. In 1972, she was vested with the responsibility
                                                               for managing equity mutual funds with assets of $300 million for the American Express Investment Management Co. During 17
                                                               years with Scudder, Stevens & Clark, she became a Managing
                                                               Director and served as Senior Member of the Scudder Quality
                                                               Growth Equity Management in the San Francisco office. Ms.
                                                               Howard has been president of both the Security Analysts of
                                                               San Francisco and the Financial Women's Association of San
                                                               Francisco. She joined Dresdner RCM in 1992 and served as CIO of the Private Client Group from 1996 to 2002. She is a
                                                               graduate of the University of Wisconsin with a B.B.A. (Phi
                                                               Beta Kappa), and she has an M.B.A. in finance.
---------------------------------------------------------------------------------------------------------------------------
                           M. Brad Branson, CFA                CIO of the Private Client Group and a Senior Portfolio
                                                               Manager on the U.S. Large Cap Equity Portfolio Management
                                                               Team. He has over 12 years of investment experience. Mr.
                                                               Branson began at DRCM in 1993 as a Portfolio Assistant
                                                               working directly with Joanne Howard and Claude Rosenberg. He also functioned as an Analyst covering consumer durables.
                                                               Mr. Branson began managing portfolios in 1995 and became a
                                                               Senior Portfolio Manager in 1999. He came to Dresdner RCM
                                                               from a growth-oriented equity investment management firm
                                                               where he was a Research Analyst focusing on small and
                                                               mid-cap growth stocks. Mr. Branson also assisted in the
                                                               management of income-oriented equity portfolios. He received a B.A. in economics from Pomona College, and he is a member of AIMR and the Security Analysts Society of San Francisco.
---------------------------------------------------------------------------------------------------------------------------
Private Client Group       M. Brad Branson, CFA                See Above.
Equity Portfolio
Management Team
---------------------------------------------------------------------------------------------------------------------------
                           Joanne L. Howard, CFA               See Above.
---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
Mid-Cap Equity Portfolio   Gary B. Sokol, CFA          1997    Managing Director, Co-CIO for Dresdner RCM and a Senior
Management Team                                                Portfolio Manager for the Mid Cap Portfolio Team. He became
                                                               Co-CIO of Mid Cap in 1997. He joined Dresdner RCM in 1988 as a Portfolio Manager of the Mid Cap Fund. Gary began his
                                                               investment career in 1984 at BA Investment Management Co.
                                                               where he was a securities analyst with analytical
                                                               responsibility for media, chemicals waste services, special situations and small capitalization companies. Gary earned his M.M. from the JL Kellogg Graduate School of Management of Northwestern University. He received his B.S. in chemical engineering from Rensselaer Polytechnic Institute, where he was elected to Tau Beta Pi Honorary Engineering Society.
---------------------------------------------------------------------------------------------------------------------------
                           Brian E. Dombkowski,        1997    Co-CIO for Dresdner RCM and a Senior Portfolio Manager for
                           CFA                                 the Mid-Cap Portfolio Team. He is a product of the Dresdner
                                                               RCM Research Department, which he joined in 1995. Prior to joining Dresdner RCM, he followed the telecommunications and banking industries at GE Investments and worked in the
                                                               Private Client Group at Merrill Lynch. Mr. Dombkowski earned his M.S. in finance at the University of Wisconsin, where he was a select participant in the prestigious Applied
                                                               Securities Analysis and Investment Management Program. He
                                                               earned his B.B.A with honors in finance from the University of Wisconsin.
---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
Small-Cap Equity           Thomas J. Ross              2001    Director, CIO and Senior Portfolio Manager of the Small Cap
Portfolio Management                                           Equity Team. He joined Dresdner RCM in San Francisco in
Team                                                           2001. Prior to transferring to DRCM, Mr. Ross was a Senior
                                                               Analyst and Portfolio Manager with Dresdner Bank's dit
                                                               subsidiary in Frankfurt for 10 years, managing a variety of global portfolios, including the dit Technology, Multimedia,
                                                               Software, and Biotechnology Funds. Each portfolio held
                                                               considerable allocations to U.S. equities. Mr. Ross' 20
                                                               years of investment experience also include working as a
                                                               U.S. equity analyst
---------------------------------------------------------------------------------------------------------------------------
                                                               and portfolio manager at several large financial
                                                               institutions in the U.S. and Europe. Mr. Ross received his undergraduate degree from Cornell College and his Masters of
                                                               International Management from the American Graduate School of International Management (Thunderbird) in 1980.
---------------------------------------------------------------------------------------------------------------------------
                           Jonathan P. Bolton                  Director and Portfolio Manager on the Dresdner RCM Global
                                                               Investors international/global equity team. He specializes in Japanese equities. Prior to joining DRCM, Mr. Bolton
                                                               spent fourteen years primarily in Tokyo with investment
                                                               manager Schroders. During his time there, he first worked as a research analyst, and from 1991 on, he managed both retail and institutional portfolios for non-Japan domiciled clients investing in Japanese equities. Jonathan graduated from the
                                                               University College of North Wales, Bangor, with a BSc in
                                                               zoology. He has a Ph.D. in physiology from the University of
                                                               Sheffield, and he also spent three years on a postdoctoral research fellowship at Tokyo University, Japan.
---------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------------
Healthcare Global Sector   Michael Dauchot, M.D.       1999    Director and Analyst on the Dresdner RCM Global Investors
Research Team                                                  global healthcare team, focusing on medical technology and emerging pharmaceuticals. Prior to joining the firm in 1999, he was an analyst in the health care industry at BancBoston
                                                               Robertson Stephens, where he also specialized in medical
                                                               technology and diagnostic companies. He graduated from Case
                                                               Western Reserve University, Phi Beta Kappa and magna cum
                                                               laude, with a degree in chemistry before earning his M.D.
                                                               from the University of Cincinnati College of Medicine. Dr.
                                                               Dauchot earned his M.B.A. from the J.L. Kellogg School of
                                                               Management at Northwestern University.
---------------------------------------------------------------------------------------------------------------------------
                           Eric Shen, M.D.             2001    Joined Dresdner RCM Global Investors in 2001 as an analyst in the healthcare group, covering biotechnology. Prior to
                                                               joining the firm, Dr. Shen was a biotechnology analyst at
                                                               Robertson Stephens where he covered product-focused
                                                               biotechnology companies. Dr. Shen graduated Yale University magna cum laude with a B.A. in biology, and he received his
                                                               M.D. from NYU. He trained in internal medicine and radiology at Massachusetts General Hospital and Stanford University
                                                               Hospital.
---------------------------------------------------------------------------------------------------------------------------
International Equity and   Mark Phelps                         Head of Dresdner RCM's Global and International equity teams
Global Equity Portfolio                                        based in San Francisco. These teams are responsible for the
Management Team                                                international cross border investment mandates for clients from around the world. He is a member of Dresdner RCM's
                                                               overall global asset allocation committee. He joined DRCM in
                                                               1985 and is a Managing Director and Portfolio Manager. At
                                                               DRCM, Mr. Phelps has been responsible for specialist
                                                               research, as well as serving a more general fund management role. Prior to joining the firm, he worked at investment
                                                               advisor Baltic Plc., after serving as an officer in the
                                                               British Army. Mr. Phelps graduated from York University with a Bsc in economics and is a member of the Securities
                                                               Institute in the U.K.
---------------------------------------------------------------------------------------------------------------------------
                           Jonathan P. Bolton                  See Above.
---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
                           Ara Jelalian, CFA                   Director and a Portfolio Manager of International and Global
                                                               Equities. A senior member of the International Equity Team, he is responsible for both portfolio and product management.
                                                               In addition to managing specialty portfolios, he also leads the product enhancement and development effort. Mr. Jelalian joined Dresdner RCM in 1998 after seven years with Capital
                                                               Resources (formerly SEI Capital Resources), where he held
                                                               positions as Managing Director of Research and Director of
                                                               International Research. Prior to SEI, Mr. Jelalian spent
                                                               seven years as an International Economist with First Chicago
                                                               Corporation, where he analyzed and forecasted macroeconomic and financial trends in the major industrialized countries and consulted the bank's clients and money management group
                                                               (now UBS Brinson) on international markets. He received his
                                                               B.A. with special honors in economics in 1984 and his M.B.A.
                                                               in 1989 from the University of Chicago.
---------------------------------------------------------------------------------------------------------------------------
Global Technology          Walter C. Price, Jr., CFA           Managing Director, Senior Analyst, and Portfolio Manager on
Management Team                                                the global technology team. He joined Dresdner RCM in 1974 as a Senior Securities Analyst in technology and became a
                                                               Principal in 1978. Since 1985, he has had increasing
                                                               portfolio responsibility for technology stocks and has
                                                               managed many technology portfolios together with Huachen
                                                               Chen. Prior to working at Dresdner RCM, he joined Colonial
                                                               Management, an investment advisory firm in Boston, in 1971 where he became a senior analyst responsible for the
                                                               chemical industry and the technology area. Mr. Price is a
                                                               current director and past president of the M.I.T. Club of
                                                               Northern California. He also heads the Educational Council for M.I.T. in the Bay Area and is a past Chairman of the
                                                               AIMR Committee on Corporate Reporting for the computer and electronics industries. He received his B.S. with honors in electrical engineering from M.I.T. and his B.S. and M.S. in management from the Sloan School at M.I.T.
---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
                           Huachen Chen, CFA                   Managing Director and member of the portfolio management
                                                               team. Joined Dresdner RCM in 1984 as a Securities Analyst.
                                                               He has covered many sectors within technology, as well as
                                                               the electrical equipment and multi-industry areas. Since
                                                               1990, he has had increasing portfolio responsibility for
                                                               technology stocks and has managed many technology portfolios together with Walter Price. In 1994, Mr. Chen became a
                                                               principal of Dresdner RCM. Prior to DRCM, he worked for
                                                               Intel Corporation from 1980 to 1983, where he was
                                                               responsible for semiconductor process engineering. He
                                                               received his B.S. in materials science and engineering from
                                                               Cornell University; his M.S. in materials science and
                                                               engineering from Northwestern University, and his M.B.A.
                                                               from the University of California, Berkeley.
---------------------------------------------------------------------------------------------------------------------------

Additional Information Regarding Portfolio Managers

Additional Information Regarding Portfolio Managers for Cadence Funds

In addition to the information in the prospectus, Ms. Katherine Burdon has a combined 20 years of experience within asset management, accounting, and healthcare. Ms. Burdon received her B.S. in biology from Stanford University and an M.S. in accounting from Northeastern University.

In addition to the information in the prospectus, Mr. William Bannick joined CCM from George D. Bjurman & Associates, where he was Executive Vice President and Portfolio Manager. He is a Chartered Financial Analyst and received his B.S. from the University of Massachusetts and M.B.A. from Boston University.

In addition to the information in the prospectus, Mr. David Breed, a founder of CCM, has over 32 years of investment experience. A founder of CCM, he has over 32 years of investment experience. Prior to founding Cadence Capital Management in 1988, Mr. Breed was Senior Vice President and Portfolio Manager of Frontier Capital Management. A Chartered Financial Analyst, he received his B.A. in finance from the University of Massachusetts and his M.B.A. from the Wharton School of Business.

Additional Information Regarding Portfolio Managers for NFJ Funds

In addition to the information in the prospectus, Mr. Ben Fischer has accumulated over 35 years of experience in research and portfolio management in the value sector. He is a Chartered Financial Analyst with a B.A. in economics, a J.D. from Oklahoma University and an M.B.A. from New York University.

In addition to the information in the prospectus, Mr. Clifton Hoover has over 15 years of experience, specializing in financial analysis and the value sector. Mr. Hoover is a Chartered Financial Analyst with a B.A. and M.B.A. from Texas Tech University.

In addition to the information in the prospectus, Mr. Paul Magnuson has over 15 years of investment experience. Prior to NFJ, Mr. Magnuson was an assistant vice president at NationsBank (successor organization to NCNB Texas & First RepublicBank), where he managed structured investment strategies and performed qualitative equity risk analysis on domestic and international portfolios. Mr. Magnuson received his bachelor's degree in finance from the University of Nebraska-Lincoln.

In addition to the information in the prospectus, Mr. Jeffrey Partenheimer earned his B.B.A. from the University of Texas and his M.S. in finance from Texas Tech University.

In addition to the information in the prospectus, Mr. Chris Najork has over 34 years of experience in equity research and portfolio management in the value sector. Mr. Najork's prior experience includes time as Senior Vice President at NationsBank (successor organization to NCNB Texas & First RepublicBank) and as a Portfolio Manager and Analyst at RepublicBank. A Chartered Financial Analyst, Mr. Najork received his B.A. degree and M.B.A. from Southern Methodist University.

Mr. John Johnson, CFA, is a founding partner and Portfolio Manager of NFJ Investment Group. Prior to founding NFJ, he served as Co-Chief Investment Officer, Director of Research, and Senior Vice President at NationsBank, which he joined in 1964. In addition to having over 20 years of experience managing portfolios, Mr. Johnson has had responsibility over the years for client counseling, marketing, and administrative services. He received his B.A. in finance from Texas Tech University and an M.L.A. from Southern Methodist University.

Additional Information Regarding Portfolio Managers for PEA Funds

In addition to the information in the prospectus, Mr. John Schneider is known for his value investing expertise. Previously Senior Vice President and Principal at Schneider Capital Management, he has over 15 years of investment experience. Prior to his time at Schneider Capital Management, Mr.Schneider was Director of Research and a Member of the Operating Committee at Newbold's Asset Management. A Chartered Financial Analyst, he graduated from Lehigh University with a B.S. in finance.

In addition to the information in the prospectus, Mr. Ken Corba has nearly 20 years of investment experience. Before coming to PEA, he was Chief Investment Officer for Eagle Asset Management, where he was responsible for over $2 billion in retail and institutional assets. Prior to joining Eagle in 1995, Mr. Corba served as Director of the Capital Management Group at Stein Roe & Farnham. He earned his B.S. and M.B.A from the University of Michigan and is a Chartered Financial Analyst.

In addition to the information in the prospectus, Mr. Dennis McKechnie is a frequent commentator on the technology sector on CNN and CNBC. He has more than 12 years of investment experience. Prior to joining PEA, he held the position of Vice President & Senior Securities Analyst for the technology industry at Columbus Circle Investors. He had previously worked as an Electrical Engineer at NCR Corporation. Mr. McKechnie is a Chartered Financial Analyst and a member of the New York

Society of Security Analysts.

In addition to the information in the prospectus, Mr. Jeff Parker has specialized in growth equity portfolios for over six years. He has a B.A. from University of Miami and an M.B.A. from Vanderbilt University.

Additional Information Regarding Portfolio Managers for Parametric Funds

In addition to the information in the prospectus, prior to his current position, Mr. David Stein served as the Director of Investment Research at GTE Investment Management. Mr. Stein was also the Director of Active Equity Strategies at the Vanguard Group and the Director of Quantitative Portfolio Management and Research at IBM Retirement Funds, where he managed U.S. equity portfolios. Mr. Stein holds a Ph.D. from Harvard University in Applied Mathematics and M.Sc. and B.Sc. degrees from the University of Witwatersrand, South Africa.

In addition to the information in the prospectus, Mr. Cliff Quisenberry, CFA, is involved in both developed and emerging international markets. As a member of the Investment Policy Committee, Mr. Quisenberry maintains a special focus on emerging markets. Mr. Quisenberry has over 10 years of experience in portfolio management. Mr. Quisenberry graduated magna cum laude from Yale with a B.A. in economics.

In addition to the information in the prospectus, Mr. Tom Seto has 8 years of experience managing structured equity portfolios. Mr. Seto is responsible for all portfolio management at Parametric, including taxable, tax-exempt, quantitative active, and international strategies. Mr. Seto received his bachelor's degree in electrical engineering from the University of Washington and his M.B.A. in finance at the University of Chicago.

Additional Information Regarding Portfolio Managers for NACM Funds

In addition to the information in the prospectus, Mr. Mark Stuckelman is the Team Leader of Nicholas-Applegate's Systematic Domestic Equity Group and leads the firm's value investment strategies. Prior to joining Nicholas-Applegate in 1995, Mr. Stuckelman was a Senior Quantitative Analyst with Wells Fargo Bank's Investment Management Group. Previously, he was responsible for the management of risk-controlled equity portfolios at Fidelity Management Trust Company. In addition, he was a Senior Consultant with BARRA. Mark earned his M.B.A. in finance from the University of Pennsylvania /Wharton School and his B.A. in computer science with honors at the University of California, Berkeley. He has 13 years of investment experience.

In addition to the information in the prospectus, Ms. Melisa Grigolite, CFA, is a Portfolio Manager on NACM's International and Global Equity Team. Prior to joining the firm in 1991, Ms. Grigolite was an accountant for three years with SGPA Architecture and Planning. She earned her B.S. in accounting from Southwest Missouri State University and M.S. in finance at San Diego State University. She has over ten years of investment experience. She has over a decade of investment experience.

In addition to the information in the prospectus, Mr. Shu Nung Lee has lead portfolio management and research responsibilities on NACM's Pacific Rim Investment Team and is a member of the International Team. He earned his M.B.A. in finance from Columbia Business School and a B.S. in product design in the department of mechanical engineering from Stanford University.

In addition to the information in the prospectus, Ms. Loretta Morris is responsible for the management of NACM's International and Global portfolios and serves as a member of the firm's Executive Committee. Before joining NACM in 1990, she spent eight years at Collins Associates, a pension consulting firm, where she was responsible for research, client service and operations. Her analytical role focused on domestic and international managers, capital market trends and performance goals and objectives. Ms. Morris attended California State University, Long Beach and is a C.F.A. Level II candidate. She has over 23 years of investment experience.

In addition to the information in the prospectus, Ms. Catherine Nicholas has oversight responsibility for NACM's Global Equity management and trading strategies. Oversight responsibility means that she is accountable for performance, consistent implementation, adherence to disciplines and client guidelines as well as for the development of new equity investment products. Ms. Nicholas also has lead portfolio management responsibilities for our Global Equity, Global Select and Global Small Cap strategies. She is a member of the Executive Committee and serves on the Allianz Dresdner Asset Management U.S. Equity Committee. Before joining Nicholas-Applegate in 1987, MS. Nicholas was a Vice President with Professional Asset Securities, Inc., where she focused on savings and loans and banks. In addition, she was a Research Analyst for Pacific Century Advisors. She earned her B.S. in business administration, cum laude, and her M.B.A. in finance from the University of Southern California. Ms. Nicholas has more than 17 years of investment experience.

In addition to the information in the prospectus, Mr. David Pavan is a member of NACM's systematic domestic equity group. Prior to joining the firm in 1999, he was a Vice President and Quantitative Equity Analyst with Putnam Investments and a Partner and Portfolio Manager with Genus Capital Management, Inc. Mr. Pavan earned his M.S. in computational finance from

Carnegie Mellon University, his M.B.A. in finance from Queen's University and his B.Math from the University of Waterloo. He has nine years of investment experience.

Performance Information

          From time to time the Trust may make available certain information about the performance of some or all classes of shares of some or all of the Funds. Information about a Fund's performance is based on that Fund's (or its predecessor's) record to a recent date and is not intended to indicate future performance.

          The total return of the classes of shares of the Funds may be included in advertisements or other written material. When a Fund's total return is advertised, it will be calculated for the past year, the past five years, and the past ten years (or if the Fund has been offered for a period shorter than one, five or ten years, that period will be substituted) since the establishment of the Fund (or its predecessor series of PIMCO Advisors Funds), as more fully described below. For periods prior to the initial offering date of the advertised class of shares, total return presentations for such class will be based on the historical performance of an older class of the Fund (if any) restated, as necessary, to reflect any different sales charges and/or operating expenses (such as different administrative fees and/or 12b-1/servicing fee charges) associated with the newer class. In certain cases, such a restatement will result in performance which is higher than if the performance of the older class were not restated to reflect the different operating expenses of the newer class. In such cases, the Trust's advertisements will also, to the extent appropriate, show the lower performance figure reflecting the actual operating expenses incurred by the older class for periods prior to the initial offering date of the newer class. Total return for each class is measured by comparing the value of an investment in the Fund at the beginning of the relevant period to the redemption value of the investment in the Fund at the end of the period (assuming immediate reinvestment of any dividends or capital gains distributions at net asset value). Total return may be advertised using alternative methods that reflect all elements of return, but that may be adjusted to reflect the cumulative impact of alternative fee and expense structures.

          The Funds may also provide current distribution information to their shareholders in shareholder reports or other shareholder communications, or in certain types of sales literature provided to prospective investors. Current distribution information for a particular class of a Fund will be based on distributions for a specified period (i.e., total dividends from net investment income), divided by the relevant class net asset value per share on the last day of the period and annualized. The rate of current distributions does not reflect deductions for unrealized losses from transactions in derivative instruments such as options and futures, which may reduce total return. Current distribution rates differ from standardized yield rates in that they represent what a class of a Fund has declared and paid to shareholders as of the end of a specified period rather than the Fund's actual net investment income for that period.

          Performance information is computed separately for each class of a Fund. Each Fund may from time to time include the total return of each class of its shares in advertisements or in information furnished to present or prospective shareholders. The PEA Value, NFJ Dividend Value, NFJ Large-Cap Value, PEA Renaissance, Asset Allocation and Disciplined Value Funds along with the Multi-Discipline Portfolio may from time to time include the yield and total return of each class of their shares in advertisements or information furnished to present or prospective shareholders. Each Fund may from time to time include in advertisements the total return of each class (and yield of each class in the case of the PEA Value, NFJ Dividend Value, NFJ Large-Cap Value, PEA Renaissance and Asset Allocation Funds along with the Multi-Discipline Portfolio) and the ranking of those performance figures relative to such figures for groups of mutual funds categorized by Lipper Inc. as having the same investment objectives. Information provided to any newspaper or similar listing of the Fund's net asset values and public offering prices will separately present each class of shares. The Funds also may compute current distribution rates and use this information in their Prospectuses and Statement of Additional Information, in reports to current shareholders, or in certain types of sales literature provided to prospective investors.

          Investment results of the Funds will fluctuate over time, and any representation of the Funds' total return or yield for any prior period should not be considered as a representation of what an investor's total return or yield may be in any future period. The Trust's Annual and Semi-Annual Reports contain additional performance information for the Funds and are available upon request, without charge, by calling the telephone numbers listed on the cover of this Statement of Additional Information.

          The PIMCO RCM Funds were formerly a series of funds of Dresdner RCM Global Funds, Inc., and were reorganized into the respective Funds of the MMS Trust on February 1, 2002. Performance information shown for periods prior to February 1, 2002 (including that presented in any advertisements for the PIMCO RCM Funds) is based upon the historical performance of the predecessor funds of the PIMCO RCM Funds, adjusted as set forth herein.

          The PIMCO NACM Pacific Rim Fund was formerly a series of Nicholas-Applegate Institutional Funds and reorganized into a Fund of the MMS Trust on July 20, 2002. Performance information shown for periods prior to July 20, 2002 (including that presented in any advertisements for the PIMCO NACM Pacific Rim Fund) is based upon the historical performance of its predecessor fund, the Nicholas-Applegate Pacific Rim Fund, adjusted as set forth herein.

Calculation of Yield

          Quotations of yield for certain of the Funds may be based on all investment income per share (as defined by the SEC) during a particular 30-day (or one month) period (including dividends and interest), less expenses accrued during the period ("net investment income"), and are computed by dividing net investment income by the maximum offering price per share on the last day of the period, according to the following formula:

                  YIELD = 2[( a-b + 1)/6/ -1]
                              ---
                               cd

          where   a = dividends and interest earned during the period,

                  b = expenses accrued for the period (net of reimbursements),

                  c = the average daily number of shares outstanding during the period that were entitled to receive dividends, and

                  d = the maximum offering price per share on the last day of the period.

          The yield of a Fund will vary from time to time depending upon market conditions, the composition of its portfolio and operating expenses of the Trust allocated to the Fund or its classes of shares. These factors, possible differences in the methods used in calculating yield should be considered when comparing a Fund's yield to yields published for other investment companies and other investment vehicles. Yield should also be considered relative to changes in the value of a Fund's various classes of shares. These yields do not take into account any applicable contingent deferred sales charges.

          The Trust, in its advertisements, may refer to pending legislation from time to time and the possible impact of such legislation on investors, investment strategy and related matters. This would include any tax proposals and their effect on marginal tax rates and tax-equivalent yields. At any time in the future, yields and total return may be higher or lower than past yields and there can be no assurance that any historical results will continue.

Calculation of Total Return

          Quotations of average annual total return for a Fund, or a class of shares thereof, will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in the Fund or class over periods of one, five, and ten years (up to the life of the Fund), calculated pursuant to the following formula: P (1 + T)n = ERV (where P = a hypothetical initial payment of $1,000, T = the average annual total return, n = the number of years, and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period). Except as noted below, all total return figures reflect the deduction of a proportionate share of Fund or class expenses on an annual basis, and assume that (i) the maximum sales load (or other charges deducted from payments) is deducted from the initial $1,000 payment and that the maximum contingent deferred sales charge, if any, is deducted at the times, in the amounts, and under the terms disclosed in the Prospectuses and (ii) all dividends and distributions are reinvested when paid. Quotations of total return may also be shown for other periods. The Funds may also, with respect to certain periods of less than one year, provide total return information for that period that is unannualized. Under applicable regulations, any such information is required to be accompanied by standardized total return information.

          The performance results shown on the subsequent pages for the PEA Value, PEA Renaissance, PEA Growth, PEA Target, PEA Opportunity, PEA Growth & Income and PEA Innovation Funds reflects the results of operations under these Funds' previous Sub-Adviser(s) for periods prior to May 8, 2000, May 8, 2000, May 7, 1999, July 1, 1999, March 6, 1999, March 6, 1999, July 1, 1999, March 6,
1999, November 15, 1994 and November 1, 2000 respectively. These Funds would not necessarily have achieved the results shown under their current investment management arrangements.

          The table below sets forth the average annual total return of certain classes of shares of the following Funds for periods ended June 30, 2003. For periods prior to the "Inception Date" of a particular class of a Fund's shares, total return presentations for the class are based on the historical performance of Institutional Class shares of the Fund (the oldest class) adjusted, as necessary, to reflect any current sales charges (including any contingent deferred sales charges) associated with the newer class and any different operating expenses associated with the newer class, such as 12b-1 distribution and servicing fees (which are not paid by the Institutional Class) and administrative fee charges.



          Average Annual Total Return for Periods Ended June 30, 2003*




---------------------------------------------------------------------------------------------------------------------
                                                                              Since Inception   Inception   Inception
                                                                                  of Fund        Date of     Date of
Fund                           Class**          1 Year   5 Years   10 Years     (Annualized)       Fund       Class
---------------------------------------------------------------------------------------------------------------------
                               Institutional    -3.76%    -0.01%    10.51%         11.87%          3/8/91      3/8/91
CCM Capital Appreciation       Administrative   -3.76%    -0.21%    10.27%         11.61%                     7/31/96
                               Class A          -9.44%    -1.45%     9.50%         10.95%                     1/20/97
                               Class B          -9.68%    -1.30%     9.55%         10.99%                     1/20/97
                               Class C          -5.85%    -1.07%     9.31%         10.64%                     1/20/97
                               Class D          -4.19%    -0.32%    10.12%         11.46%                      4/8/98
                               Class R          -4.54%    -0.77%     9.69%         11.03%                    12/31/02
---------------------------------------------------------------------------------------------------------------------
CCM Emerging Companies         Institutional     3.50%     4.44%    13.94%         13.90%         6/25/93     6/25/93
                               Administrative    3.27%     4.18%    14.22%         14.18%                      4/1/96
---------------------------------------------------------------------------------------------------------------------
                               Institutional     0.53%      N/A       N/A         -10.99%         8/31/99     8/31/99
CCM Focused Growth             Administrative     N/A       N/A       N/A            N/A
---------------------------------------------------------------------------------------------------------------------
                               Institutional    -2.22%     1.33%    10.39%         11.49%         8/26/91     8/26/91
CCM Mid-Cap                    Administrative   -2.41%     1.10%    10.11%         11.21%                    11/30/94
                               Class A          -7.90%    -0.21%     9.33%         10.52%                     1/13/97
                               Class B          -8.18%    -0.10%     9.38%         10.57%                     1/13/97
                               Class C          -4.26%     0.18%     9.14%         10.23%                     1/13/97
                               Class D          -2.58%     1.01%     9.99%         11.09%                      4/8/98
                               Class R          -2.98%     0.56%     9.56%         10.66%                    12/31/02
---------------------------------------------------------------------------------------------------------------------
                               Institutional    -2.99%      N/A       N/A           6.98%          5/8/00      5/8/00
NFJ Large-Cap Value            Administrative     N/A       N/A       N/A            N/A
                               Class A          -8.80%      N/A       N/A           4.55%                     7/19/02
                               Class B          -8.88%      N/A       N/A           4.82%                     7/19/02
                               Class C          -5.15%      N/A       N/A           5.68%                     7/19/02
                               Class D          -3.55%      N/A       N/A           6.42%                     7/19/02
---------------------------------------------------------------------------------------------------------------------
                               Institutional     0.92%      N/A       N/A           8.25%          5/8/00      5/8/00
NFJ Dividend Value             Administrative    0.72%      N/A       N/A           7.99%                      5/8/00
                               Class A          -5.04%      N/A       N/A           5.80%                    10/31/01
                               Class B          -4.88%      N/A       N/A           6.14%                    10/31/01
                               Class C          -1.18%      N/A       N/A           6.91%                    10/31/01
                               Class D           0.43%      N/A       N/A           7.70%                    10/31/01
                               Class R           0.18%      N/A       N/A           7.45%                    12/31/02
---------------------------------------------------------------------------------------------------------------------
                               Institutional     2.28%     6.92%    12.12%         12.96%         10/1/91     10/1/91
NFJ Small-Cap Value            Administrative    1.93%     6.61%    11.81%         12.66%                     11/1/95
                               Class A          -3.88%     5.25%    11.02%         11.95%                     1/20/97
                               Class B          -4.05%     5.33%    11.07%         11.99%                     1/20/97
                               Class C          -0.04%     5.65%    10.82%         11.66%                     1/20/97
                               Class D           1.75%     6.47%    11.66%         12.50%                     6/28/02
                               Class R           1.52%     6.13%    11.28%         12.12%                    12/31/02
---------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------
PEA Growth & Income***         Institutional    -4.81%     5.37%      N/A          12.88%        12/28/94    12/28/94
                               Administrative   -5.17%     5.04%      N/A          12.56%                     4/16/01
                               Class A         -10.39%     3.73%      N/A          11.67%                     7/31/00
                               Class B         -10.54%     3.96%      N/A          11.73%                     7/31/00
                               Class C          -6.78%     4.15%      N/A          11.59%                     7/31/00
                               Class D          -5.18%     4.88%      N/A          12.39%                     7/31/00
                               Class R          -5.52%     4.59%      N/A          12.05%                    12/31/02
---------------------------------------------------------------------------------------------------------------------
                               Institutional    -2.40%     7.19%    12.96%         13.09%        12/30/91    12/30/91
PEA Value                      Administrative   -2.65%     6.87%    12.66%         12.79%                     8/21/97
                               Class A          -8.15%     5.57%    11.87%         12.09%                     1/13/97
                               Class B          -8.11%     5.72%    11.93%         12.13%                     1/13/97
                               Class C          -4.37%     5.98%    11.68%         11.81%                     1/13/97
                               Class D          -2.73%     6.81%    12.54%         12.66%                      4/8/98
                               Class R          -3.09%     6.41%    12.13%         12.76%                    12/31/02
---------------------------------------------------------------------------------------------------------------------
PPA Tax-Efficient Structured   Institutional    17.71%     7.03%      N/A           7.03%         6/30/98     6/30/98
Emerging Markets               Administrative     N/A       N/A       N/A            N/A
---------------------------------------------------------------------------------------------------------------------



* Average annual total return presentations for a particular class of shares assume payment of the current maximum sales charge (if any) applicable to that class at the time of purchase and assume that the maximum CDSC (if any) for Class A, Class B and Class C shares was deducted at the times, in the amounts, and under the terms discussed in the Class A, B and C Prospectus.

** For all Funds listed above, Class A, Class B, Class C, Class D, Class R and Administrative Class total return presentations for periods prior to the Inception Date of a particular class reflect the prior performance of Institutional Class shares of the Fund (the oldest class) adjusted to reflect the actual sales charges (none in the case of Class D, Class R and the Administrative Class) of the newer class. The adjusted performance also reflects the higher Fund operating expenses applicable to Class A, Class B, Class C, Class D, Class R and Administrative Class shares. These include (i) 12b-1 distribution and servicing fees, which are not paid by the Institutional Class and are paid by Class B and Class C (at a maximum rate of 1.00% per annum), Class A and the Administrative Class (at a maximum rate of 0.25% per annum), Class R (at a maximum rate of 0.50% per annum) and may be paid by Class D (at a maximum rate of 0.25% per annum) and (ii) administrative fee charges, which generally are lower than Class A, B and C charges for the Institutional and Administrative Classes, higher for Class D and higher for Class R. (Administrative fee charges are the same for Class A, B and C shares). Please see "Management of the Trust - Fund Administrator" for information about the administrative fee charges for the different classes of the Funds and the Fund Summaries in the Prospectuses for more detailed information about each Fund's fees and expenses.

*** The investment objective and policies of the Growth & Income Fund were changed effective August 1, 2000, and its investment objective was changed on September 26, 2002. Performance information for prior periods does not necessarily represent results that would have been obtained had the current investment objective and policies been in effect for all periods.

          The following table sets forth the average annual total return of certain classes of shares of the following Funds (each of which, except for the Asset Allocation Funds, was a series of PAF prior to its reorganization as a Fund of the Trust on January 17, 1997) for periods ended June 30, 2003. Accordingly, "Inception Date of Fund" for these Funds refers to the inception date of the PAF predecessor series.

          Average Annual Total Return for Periods Ended June 30, 2003*




 ------------------------------------------------------------------------------------------------------
                                                                       Since
                                                                     Inception    Inception   Inception
                                                                      of Fund      Date of     Date of
Fund                   Class***      1 Year   5 Years   10 Years   (Annualized)     Fund        Class
-------------------------------------------------------------------------------------------------------
Asset Allocation        Class A       -2.54%    N/A        N/A         3.04%        9/30/98     9/30/98
                        Class B       -2.56%    N/A        N/A         3.15%                    9/30/98
                        Class C        1.40%    N/A        N/A         3.50%                    9/30/98
                     Institutional     3.54%    N/A        N/A         4.82%#                   2/26/99
                    Administrative     3.48%    N/A        N/A         4.65%#                   2/26/99
-------------------------------------------------------------------------------------------------------
                        Class A      -12.81%  -7.20%      5.65%       11.45%#       2/24/84    10/26/90
PEA Growth              Class B      -13.04%  -7.14%      5.67%       11.48%                    5/23/95
                        Class C       -9.38%  -6.88%      5.43%       10.94%                    2/24/84
                        Class D       -7.75%  -6.19%#     6.22%#      11.77%#                   1/31/00
                        Class R       -8.02%# -6.49%#     5.86%#      11.39%#                  12/31/02
                     Institutional    -7.46%  -5.83%#     6.63%#      12.20%#                   3/31/99
                    Administrative    -7.74%  -6.14%#     6.32%#      11.91%#                   3/31/99
-------------------------------------------------------------------------------------------------------
                        Class A       -9.07%  -7.47%       N/A         7.26%       12/22/94    12/22/94
PEA Innovation          Class B       -9.35%  -7.34%       N/A         7.35%                    5/22/95
                        Class C       -5.46%  -7.05%       N/A         7.21%                   12/22/94
                        Class D       -3.82%  -6.32%       N/A         8.05%                     4/8/98
                     Institutional    -3.52%  -6.13%#      N/A         8.35%#                    3/5/99
                    Administrative    -3.55%  -6.26%#      N/A         8.15%#                   3/10/00
-------------------------------------------------------------------------------------------------------
                        Class A       -2.48%  -2.19%      5.26%       12.78%#       2/24/84    12/17/90
PEA Opportunity         Class B       -2.55%  -1.97%      5.31%       12.80%                    3/31/99
                        Class C        1.45%  -1.78%      5.08%       12.29%                    2/24/84
                        Class D         N/A     N/A        N/A          N/A                         N/A
                     Institutional     3.55%  -0.85%#     6.18%       13.52%#                   3/31/99
                    Administrative     3.25%  -1.01%#     5.97%       13.26%#                   3/31/99
-------------------------------------------------------------------------------------------------------
                        Class A      -11.09%   8.07%     14.66%       12.86%#       4/18/88      2/1/91
PEA Renaissance**       Class B      -11.06%   8.20%     14.70%       12.89%                    5/22/95
                        Class C       -7.54%   8.48%     14.45%       12.43%                    4/18/88
                        Class D       -5.90%   9.35%#    15.34%#      13.30%#                    4/8/98
                        Class R       -6.28%#  8.91%#    14.91%#      12.88%#                  12/31/02
                    Institutional     -5.60%   9.59%#    15.69%#      13.68%#                  12/30/97
                    Administrative    -5.44%   9.48%#    15.49%#      13.45%#                   8/31/98
-------------------------------------------------------------------------------------------------------
                        Class A       -5.36%   0.75%      9.67%       10.54%       12/17/92    12/17/92
PEA Target              Class B       -5.48%   0.95%      9.76%       10.58%                    5/22/95
                        Class C       -1.58%   1.23%      9.51%       10.35%                   12/17/92
                        Class D        0.22%   1.90%     10.29%       11.14%                     6/9/00
                     Institutional     0.52%   2.17%#    10.71%#      11.56%#                   3/31/99
                    Administrative     0.37%   2.11%#    10.54%#      11.39%#                   3/31/99
-------------------------------------------------------------------------------------------------------



* Average annual total return presentations for a particular class of shares assume payment of the current maximum sales charge (if any) applicable to that class at the time of purchase and assume that the maximum CDSC (if any) for Class A, B and C shares was deducted at the times, in the amounts, and under the terms discussed in the Class A, B and C Prospectus.

** The investment objective and policies of the PEA Renaissance Fund and International Fund were changed effective February 1, 1992 and September 1, 1992, respectively. Performance information for prior periods does not necessarily represent results that would have been obtained had the current investment objective and policies been in effect for all periods.


*** Class A, Class B, Class D, Class R, Institutional Class and Administrative Class total return presentations for the Funds listed for periods prior to the Inception Date of the particular class of a Fund (with the exception of Class D, Institutional Class and Administrative Class shares of the PEA Innovation Fund, Class D, Institutional Class and Administrative Class shares of the PEA

Target Fund and Institutional and Administrative Class performance of the Asset Allocation Fund) reflect the priorperformance of Class C shares of the Fund, adjusted to reflect the actual sales charges (or no sales charges in the case of Class D, Institutional Class and Administrative Class shares) of the newer class. The adjusted performance also reflects any different operating expenses associated with the newer class. These include (i) 12b-1 distribution and servicing fees, which are paid by Class C and Class B (at a maximum rate of 1.00% per annum), Class A and the Administrative Class (at a maximum rate of 0.25% per annum), Class R (at a maximum rate of 0.50% per annum) and may be paid by Class D (at a maximum rate of 0.25% per annum), and are not paid by the Institutional Class and (ii) administrative fee charges, which generally are lower than Class A, B and C charges for the Institutional and Administrative Classes, higher for Class D and higher for Class R. (Administrative fee charges are the same for Class A, B and C shares). Please see "Management of the Trust - Fund Administrator" for information about the administrative fee charges for the different classes of the Funds and the Fund Summaries in the Prospectuses for more detailed information about each Fund's fees and expenses. Performance presentations for periods prior to the Inception Date of Class D, Institutional Class and Administrative Class shares of the Innovation Fund, Class D, Institutional Class and Administrative Class shares of the PEA Target Fund, and Institutional and Administrative Class performance of the Asset Allocation Fund are based on the historical performance of Class A shares (which were also offered since inception of the Fund), adjusted in the manner described above.


Note also that, prior to January 17, 1997, Class A, Class B and Class C shares of the former PAF series were subject to a variable level of expenses for such services as legal, audit, custody and transfer agency services. As described in the Class A, B and C Prospectus, for periods subsequent to January 17, 1997, Class A, Class B and Class C shares of the Trust are subject to a fee structure which essentially fixes these expenses (along with certain other administrative expenses) under a single administrative fee based on the average daily net assets of a Fund attributable to Class A, Class B and Class C shares (although the Funds bear certain of their other expenses, as described in the Prospectuses and elsewhere in this Statement of Additional Information). Under the current fee structure, the PEA Renaissance Fund, PEA Growth Fund, PEA Target Fund, PEA Opportunity Fund and PEA Innovation Fund are expected to have higher total Fund operating expenses than their predecessors had under the fee structure for PAF (prior to January 17, 1997). All other things being equal, such higher expenses have an adverse effect on total return performance for these Funds after January 17, 1997.

(#) Where noted, the method of adjustment used in the table above for periods prior to the Inception Date of the noted classes of the noted Funds resulted in performance for the period shown which is higher than if the historical Class C or Class A share performance (i.e., the older class used for prior periods) were not adjusted to reflect the lower operating expenses of the newer class.

The following table shows the lower performance figures that would be obtained if the performance for newer classes with lower operating expenses were calculated by essentially tacking to such classes' actual performance the actual performance (with adjustment for actual sales charges) of the older Class of shares, with their higher operating expenses, for periods prior to the initial offering date of the newer class (i.e., the total return presentations below are based, for periods prior to the Inception Date of the noted classes, on the historical performance of the older class adjusted to reflect the current sales charges (if any) associated with the newer class, but not reflecting lower operating expenses associated with the newer class, such as lower administrative fee charges and/or 12b-1 distribution and servicing fee charges).


                  Total Return for Periods Ended June 30, 2003*
             (with no adjustment for operating expenses of the noted
               classes for periods prior to their inception dates)




---------------------------------------------------------------------------------
                                                                  Since Inception
                                                                      of Fund
Fund                    Class       1 Year   5 Years   10 Years     (Annualized)
---------------------------------------------------------------------------------
Asset Allocation    Institutional      N/A      N/A       N/A           4.24%
                   Administrative      N/A      N/A       N/A           4.13%
---------------------------------------------------------------------------------
                       Class A          --       --      5.65%         11.16%
PEA Growth             Class D          --    -6.41%     5.70%         11.09%
                       Class R       -8.21%   -6.83%     5.46%         10.95%
                    Institutional       --    -5.99%     5.93%         11.21%
                   Administrative       --    -6.26%     5.78%         11.13%
---------------------------------------------------------------------------------
                    Institutional       --    -6.18%      N/A           8.14%
PEA Innovation     Administrative       --    -6.55%      N/A           7.89%
---------------------------------------------------------------------------------
                       Class A       -2.48%   -2.19%       --          12.51%
PEA Opportunity        Class D         N/A      N/A       N/A            N/A
                    Institutional     3.55%   -1.03%     5.48%         12.49%
                   Administrative     3.25%   -1.15%     5.42%         12.47%
---------------------------------------------------------------------------------
                       Class A          --       --      4.66%         12.71%
PEA Renaissance        Class D          --     9.35%    14.93%         12.74%
                       Class R       -6.48%    8.52%    14.47%         12.44%
                    Institutional       --     9.59%    15.10%         12.85%
                   Administrative       --     9.44%    14.96%         12.76%
---------------------------------------------------------------------------------
                    Institutional       --     2.11%    10.46%         11.29%
PEA Target         Administrative       --     2.09%    10.45%         11.29%
---------------------------------------------------------------------------------

          The following table sets forth the average annual total return of certain classes of shares of the PIMCO RCM Funds (each of which was a series of Dresdner RCM Global Funds, Inc. prior to its reorganization as a Fund of the Trust on February 1, 2002) for periods ended June 30, 2003. Accordingly, "Inception Date of Fund" for these Funds refers to the inception date of the Dresdner predecessor series. For periods prior to the "Inception Date" of a particular class of a Fund's shares, total return presentations for the class are based on the historical performance of the oldest class of shares of the Fund (either Institutional Class or Class D), adjusted, as necessary, to reflect any current sales charges (including any contingent deferred sales charges) associated with the newer class and any different operating expenses associated with the newer class, such as 12b-1 distribution and servicing fees (which are not paid by the Institutional Class) and different administrative fee charges.

          Average Annual Total Return for Periods Ended June 30, 2003*




---------------------------------------------------------------------------------------------------
                                                                  Since
                                                                 Inception    Inception   Inception
                                                                 of Fund       Date of     Date of
Fund            Class**          1 Year   5 Years   10 Years   (Annualized)      Fund       Class
---------------------------------------------------------------------------------------------------
RCM             Class A           25.68%   19.94%      N/A        18.03%       12/30/97    02/05/02
Biotechnology   Class B           27.04%   20.20%      N/A        18.27%                   02/05/02
                Class C           31.04%   20.39%      N/A        18.36%                   02/05/02
                Class D           33.08%   21.39%      N/A        19.34%                   12/30/97

---------------------------------------------------------------------------------------------------
RCM Global      Class A            8.47%   13.45%      N/A        16.40%       12/31/96    02/05/02
Healthcare      Class B            8.84%   13.62%      N/A        16.53%                   02/05/02
                Class C           11.70%   13.88%      N/A        16.54%                   02/05/02
                Class D           14.71%   14.82%      N/A        17.51%                   12/31/96
---------------------------------------------------------------------------------------------------
RCM Global      Class A           -3.29%    2.54%      N/A         9.28%       12/31/96    02/05/02
Small-Cap       Class B           -3.11%    2.66%      N/A         9.47%                   02/05/02
                Class C           -0.11%    2.98%      N/A         9.46%                   02/05/02
                Class D            2.73%    3.95%      N/A        10.49%                    3/10/99
                Institutional      2.94%    4.14%      N/A        10.68%                   12/31/96
---------------------------------------------------------------------------------------------------
RCM Global      Class A           12.02%    6.10%      N/A        14.65%       12/27/95    02/05/02
Technology      Class B           12.63%    6.18%      N/A        14.71%                   02/05/02
                Class C           15.31%    6.48%      N/A        14.64%                   02/05/02
                Class D           18.51%    7.54%      N/A        15.82%                    1/20/99
                Institutional     18.96%    7.87%      N/A        16.15%                   12/27/95
---------------------------------------------------------------------------------------------------
RCM             Class A          -15.21%   -9.73%      N/A         1.13%        5/22/95    02/05/02
International   Class B          -15.30%   -9.66%      N/A         1.17%                   02/05/02
Growth Equity   Class C          -12.62%   -9.38%      N/A         1.07%                   02/05/02
                Class D           -9.68%   -8.48%      N/A         2.07%                    3/10/99
                Institutional     -9.03%   -8.13%      N/A         2.41%                    5/22/95
                Administrative   -10.01%   -8.52%      N/A         2.04%                   02/05/02
---------------------------------------------------------------------------------------------------
RCM Large-      Class A           -5.54%   -1.24%      N/A         6.57%       12/31/96    02/05/02
Cap Growth      Class B           -5.79%   -1.15%      N/A         6.69%                   02/05/02
                Class C           -1.72%   -0.86%      N/A         6.70%                   02/05/02
                Class D            0.21%    0.07%      N/A         7.71%                     3/2/99
                Class R           -0.32%   -0.39%      N/A         7.21%                   12/31/02
                Institutional      0.40%    0.32%      N/A         7.97%                   12/31/96
                Administrative     0.30%    0.10%      N/A         7.72%                   02/05/02
---------------------------------------------------------------------------------------------------
RCM Mid-Cap     Class A           -3.12%   -1.62%     7.95%       14.75%        11/6/79    02/05/02
                Class B           -3.00%   -1.12%     8.03%       14.79%                   02/05/02
                Class C            1.00%   -1.00%     7.91%       14.28%                   02/05/02
                Class D            3.52%   -0.07%     8.93%       15.36%                   12/29/00
                Class R            3.11%   -0.39%     8.51%       14.88%                   12/31/02
                Institutional      3.98%    0.34%     9.29%       15.68%                    11/6/79
                Administrative     3.50%   -0.03%     8.95%       15.37%                   02/05/02
---------------------------------------------------------------------------------------------------
RCM             Class A           -5.40%     N/A       N/A        -2.19%       12/30/98    02/05/02
Tax-Managed     Class B           -5.71%     N/A       N/A        -2.13%                   02/05/02
Growth          Class C           -1.74%     N/A       N/A        -1.69%                   02/05/02
                Class D            0.00%     N/A       N/A        -0.98%                   02/12/99
                Institutional      0.53%     N/A       N/A        -0.76%                   12/30/98
---------------------------------------------------------------------------------------------------

* For the Funds listed above, the performance information is that of the Fund under its prior fee arrangements which were in existence prior to the reorganization of the Funds on February 1, 2002. For the RCM Large-Cap Growth, RCM Mid-Cap, RCM Global Small-Cap, RCM Global Technology, RCM Tax-Managed Growth and RCM International Growth Equity Funds, performance shown for the Class D shares prior to the inception date of such shares is based on Institutional Class performance adjusted to reflect the distribution and/or service 12b-1 fees and other expenses historically paid by Class D shares.

** For the Funds listed above offering Class A, Class B, Class C, Class D, Class R and Administrative Class shares, total return presentations for periods prior to the Inception Date of such a class reflect the prior performance of Institutional Class shares of the Fund, the oldest class (with the exception of the RCM Biotechnology and RCM Global Healthcare Funds, whose Class A, Class B, Class C and Institutional Class performance are based upon the Class D shares, the oldest class), adjusted to reflect the actual sales charges (or no sales charges in the case of the Class D, Institutional Class and Administrative Class shares) of the newer class. The adjusted performance also reflects any different operating expenses associated with the newer class. These include (i) 12b-1 distribution and servicing fees, which are paid by Class C and Class B (at a maximum rate of 1.00% per annum), Class A and the Administrative Class (at a maximum rate of 0.25% per annum), Class R (at a maximum rate of 0.50% per annum ) and may be paid by Class D (at a maximum rate of 0.25% per annum), and are not paid by the Institutional Class and (ii) administrative fee charges, which generally are lower than Class A, B and C charges for the Institutional and Administrative Classes, higher for Class D and higher for Class R. (Administrative fee charges are the same for Class A, B and C shares). Please see "Management of the Trust - Fund Administrator" for information about the administrative fee charges for the different classes of the Funds and the Fund Summaries in the Prospectuses for more detailed information about each Fund's fees and expenses. Performance presentations for periods prior to the Inception Date of Class A, Class B, Class C and Institutional Class shares for the RCM Biotechnology and RCM Global Healthcare Funds are based on the historical performance of Class D shares (which were offered since the inception of the Fund), adjusted in the manner described above.



*** Institutional Class performance through March 3, 2000 (when I Class shares commenced operations) is based on Class D performance, restated to reflect the lower expenses of I Class shares. Returns through 5/3/99 when the Fund converted to an open-end investment company, reflect the performance of the Fund as a closed-end investment company. The expenses of the Fund as an open-end investment company may be higher than as a closed-end investment company due to additional fees, such as distribution and/or service fees.

(#) Where noted, the method of adjustment used in the table above for periods prior to the Inception Date of the noted class of the noted Fund resulted in performance for the period shown which is higher than if the historical Class D share performance (i.e., the older class used for prior periods) was not adjusted to reflect the lower operating expenses of the newer class.


          The following table sets forth the average annual total return of classes of shares of the PIMCO NACM Funds for periods ended June 30, 2003.

          The PIMCO NACM Pacific Rim Fund was a series of Nicholas-Applegate Institutional Funds prior to its reorganization as a Fund of the Trust on July 20, 2002. Accordingly, "Inception Date of Fund" for this Fund refers to the inception date of the Nicholas-Applegate predecessor series. The Nicholas-Applegate predecessor series of the NACM Pacific Rim Fund did not offer shares corresponding to the Fund's Class A, Class B, Class C or Class D shares. For periods prior to the "Inception Date" of a particular class of the NACM Pacific Rim Fund's shares, total return presentations for the class are based on the historical performance of the Institutional Class shares of the NACM Pacific Rim Fund, adjusted, as necessary, to reflect any current sales charges (including any contingent deferred sales charges) associated with the newer class and any different operating expenses associated with the newer class, such as 12b-1 distribution and servicing fees (which are not paid by the Institutional Class) and different administrative fee charges.



          Average Annual Total Return for Periods Ended June 30, 2003*




---------------------------------------------------------------------------------------------------
                                                                 Since
                                                                Inception     Inception   Inception
Fund                 Class       1 Year   5 Years   10 Years    of Fund        Date of     Date of
                                                               (Annualized)     Fund        Class
---------------------------------------------------------------------------------------------------
NACM Core       Class A          N/A      N/A       N/A            12.71%      7/19/02     7/19/02
Equity          Class B          N/A      N/A       N/A            13.47%                  7/19/02
                Class C          N/A      N/A       N/A            17.67%                  7/19/02
                Class D          N/A      N/A       N/A            19.63%                  7/19/02
                Institutional    N/A      N/A       N/A            20.18%                  7/19/02
                Administrative   N/A      N/A       N/A            19.84%                  7/19/02
---------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------
NACM Flex-      Class A          N/A      N/A       N/A            20.27%      7/19/02     7/19/02
Cap Value       Class B          N/A      N/A       N/A            21.31%                  7/19/02
                Class C          N/A      N/A       N/A            25.60%                  7/19/02
                Class D          N/A      N/A       N/A            27.62%                  7/19/02
                Institutional    N/A      N/A       N/A            28.18%                  7/19/02
                Administrative   N/A      N/A       N/A            27.83%                  7/19/02
------------------------------------------------- -------  ----------------------------------------
NACM Global     Class A          N/A      N/A       N/A            11.66%      7/19/02     7/19/02
                Class B          N/A      N/A       N/A            12.37%                  7/19/02
                Class C          N/A      N/A       N/A            15.30%                  7/19/02
                Class D          N/A      N/A       N/A            18.60%                  7/19/02
                Institutional    N/A      N/A       N/A            19.03%                  7/19/02
                Administrative   N/A      N/A       N/A            18.80%                  7/19/02
                Class R          N/A      N/A       N/A            18.21%                 12/31/02
------------------------------------------------- -------  ----------------------------------------
NACM Growth     Class A          N/A      N/A       N/A             6.27%      7/19/02     7/19/02
                Class B          N/A      N/A       N/A             6.66%                  7/19/02
                Class C          N/A      N/A       N/A            10.90%                  7/19/02
                Class D          N/A      N/A       N/A            12.81%                  7/19/02
                Institutional    N/A      N/A       N/A            13.23%                  7/19/02
                Administrative   N/A      N/A       N/A            13.02%                  7/19/02
------------------------------------------------- -------  ----------------------------------------
NACM            Class A          N/A      N/A       N/A            -1.42%      7/19/02     7/19/02
International   Class B          N/A      N/A       N/A            -1.66%                  7/19/02
                Class C          N/A      N/A       N/A             1.81%                  7/19/02
                Class D          N/A      N/A       N/A             4.61%                  7/19/02
                Institutional    N/A      N/A       N/A             5.14%                  7/19/02
                Administrative   N/A      N/A       N/A             4.81%                  7/19/02
                Class R          N/A      N/A       N/A             4.36%                 12/31/02
------------------------------------------------- -------  ----------------------------------------
NACM Pacific    Class A          -18.37   10.15     N/A             4.18      12/31/97     7/31/02
Rim             Class B          -18.23   10.49     N/A             4.47                   7/31/02
                Class C          -16.06   10.33     N/A             4.26                   7/31/02
                Class D          -13.62   11.40     N/A             5.26                   7/31/02
                Institutional    -13.17   11.91     N/A             5.75                  12/31/97
------------------------------------------------- -------  ----------------------------------------
NACM Value      Class A          N/A      N/A       N/A            15.73%      7/19/02     7/19/02
                Class B          N/A      N/A       N/A            16.64%                  7/19/02
                Class C          N/A      N/A       N/A            20.86%                  7/19/02
                Class D          N/A      N/A       N/A            22.83%                  7/19/02
                Institutional    N/A      N/A       N/A            23.38%                  7/19/02
                Administrative   N/A      N/A       N/A            23.04%                  7/19/02
---------------------------------------------------------------------------------------------------



* Average annual total return presentations for a particular class of shares assume the payment of the current maximum sales charge (if any) applicable to that class at the time of purchase and assume that the maximum CDSC (if any) for Class A, B and C shares was deducted at the times, in the amounts, and under the terms discussed in the Class A, B and C Prospectus.

          The following table sets forth the average annual total return (after taxes on distributions) of certain classes of shares of certain PIMCO Funds and certain PIMCO RCM Funds which advertise such after-tax returns for periods ended June 30, 2003. For periods prior to the "Inception Date" of a particular class of a Fund's shares, total return presentations for the class are based on the historical performance of the oldest class of shares of the Fund, adjusted, as necessary, to reflect any current sales charges (including any contingent deferred sales charges) associated with the newer class and any different operating expenses associated with the newer class, such as 12b-1 distribution and servicing fees (which are not paid by the Institutional Class) and different administrative fee charges.



     Average Annual Total Return (After Taxes on Distributions) for Periods
                              Ended June 30, 2003



-----------------------------------------------------------------------------------------------
                                                              Since
                                                             Inception    Inception   Inception
                                                             of Fund       Date of     Date of
Fund             Class       1 Year   5 Years   10 Years   (Annualized)     Fund        Class
-----------------------------------------------------------------------------------------------
PPA Tax-
Efficient
Structured
Emerging
Markets      Institutional    15.10%   6.08%    N/A            6.08%        6/30/98     6/30/98
-----------------------------------------------------------------------------------------------
RCM Tax-     Class A          -5.40%   N/A      N/A           -2.33%       12/30/98    02/05/02
Managed      Class B          -5.71%   N/A      N/A           -2.27%                   02/05/02
Growth       Class C          -1.74%   N/A      N/A           -1.84%                   02/05/02
             Class D           0.00%   N/A      N/A           -1.12%                   02/12/99
             Institutional     0.53%   N/A      N/A           -0.91%                   12/30/98
-----------------------------------------------------------------------------------------------



          The following table sets forth the average annual total return (after taxes on distributions and redemption) of certain classes of shares of certain PIMCO Funds and certain PIMCO RCM Funds which advertise such after-tax returns for periods ended June 30, 2003. For periods prior to the "Inception Date" of a particular class of a Fund's shares, total return presentations for the class are based on the historical performance of the oldest class of shares of the Fund, adjusted, as necessary, to reflect any current sales charges (including any contingent deferred sales charges) associated with the newer class and any different operating expenses associated with the newer class, such as 12b-1 distribution and servicing fees (which are not paid by the Institutional Class) and different administrative fee charges.



          Average Annual Total Return (After Taxes on Distributions and
                  Redemption) for Periods Ended June 30, 2003

-----------------------------------------------------------------------------------------------
                                                              Since
                                                            Inception     Inception   Inception
                                                             of Fund       Date of     Date of
Fund             Class       1 Year   5 Years   10 Years   (Annualized)     Fund        Class
-----------------------------------------------------------------------------------------------
PPA Tax-
Efficient
Structured
Emerging
Markets      Institutional     9.52%   5.13%    N/A            5.13%        6/30/98     6/30/98
------------------------------------------------------------------------------------------------
RCM Tax-     Class A          -3.32%   N/A      N/A           -1.79%       12/30/98    02/05/02
Managed      Class B          -3.50%   N/A      N/A           -1.74%                   02/05/02
Growth       Class C          -1.07%   N/A      N/A           -1.40                    02/05/02
             Class D           0.00%   N/A      N/A           -0.83%                   02/12/99
             Institutional     0.32%   N/A      N/A           -0.66%                   12/30/98
-----------------------------------------------------------------------------------------------


Other Performance Information

          Performance information for a Fund or Portfolio may also be compared to: (i) the Standard & Poor's 500 Composite Stock Price Index, the Standard & Poor's Emerging Markets Index, the Dow Jones Industrial Average, the Morgan Stanley Capital International EAFE (Europe, Australia, Far East) Index, the Morgan Stanley Capital International Emerging Markets Free Index, the Morgan Stanley Capital International Europe Index, the Morgan Stanley Capital International All Countries Ex-U.S. Index, the Morgan Stanley Capital International All Country World Index Free, the Morgan Stanley Capital International World Small Cap Index, the Morgan Stanley Capital International Pacific Index, the Morgan Stanley Capital International World Pharmaceuticals and Biotechnology Index, the Morgan Stanley Capital International World Healthcare Index, the Russell Midcap Growth Index, the Russell Midcap Value Index, the Russell 3000 Index, the Russell 1000 Growth Index, the Russell 2000 Growth Index, the Russell 2000 Index, the Russell Midcap Health Care Index, the Lehman Brothers Aggregate Bond Index, the Goldman Sachs Technology Index, the International Finance Corporation Emerging Markets Index, the Baring Emerging Markets Index, or other unmanaged indexes that measure performance of a pertinent group of securities; (ii) other groups of mutual funds tracked by Lipper Inc. ("Lipper"), a widely used independent research firm which ranks mutual funds by overall performance, investment objectives, and assets, or tracked by other services, companies, publications, or persons who rank mutual funds on overall performance or other criteria; and (iii) the Consumer Price Index (measure for inflation) to assess the real rate of return from an investment in the Funds. Unmanaged indexes (i.e., other than Lipper) generally do not reflect deductions for administrative and management costs or expenses. The Adviser and any of the Sub-Advisers may also report to shareholders or to the public in advertisements concerning the performance of the Adviser and/or the Sub-Advisers as advisers to clients other than the Trust, and on the comparative performance or standing of the Adviser and/or the Sub-Advisers in relation to other money managers. Such comparative information may be compiled or provided by independent ratings services or by news organizations. Any performance information, whether related to the Funds, the Adviser or the Sub-Advisers, should be considered in light of the Funds' investment objectives and policies, characteristics and quality, and the market conditions during the time period indicated, and should not be considered to be representative of what may be achieved in the future.

          The total return and/or yield of each class may be used to compare the performance of each class of a Fund's shares against certain widely acknowledged standards or indexes for stock and bond market performance, against interest rates on certificates of deposit and bank accounts, against the yield on money market funds, against the cost of living (inflation) index, and against hypothetical results based on a fixed rate of return.


          The S&P's Composite Index of 500 Stocks (the "S&P 500") is a market value-weighted and unmanaged index showing the changes in the aggregate market value of 500 stocks relative to the base period 1941-43. The S&P 500 is composed almost entirely of common stocks of companies listed on the New York Stock Exchange, although the common stocks of a few companies listed on the American Stock Exchange or traded over-the-counter are included. The 500 companies represented include 380 industrial, 10 transportation, 39 utilities and 71 financial services concerns. The S&P 500 represents about 73% of the market value of all issues traded on the New York Stock Exchange.

          The S&P's 400 Mid-Cap Index (the "S&P 400 Mid-Cap Index") is a market value-weighted and unmanaged index showing the changes in the aggregate market value of 400 stocks of companies whose capitalization range from $100 million to over $5 billion and which represent a wide range of industries. As of February 26, 1999, approximately 25% of the 400 stocks were stocks listed on the National Association of Securities Dealers Automated Quotations ("NASDAQ") system, 73% were stocks listed on the New York Stock Exchange and 2% were stocks listed on the American Stock Exchange. The Standard & Poor's Midcap 400 Index P/TR consists of 400 domestic stocks chosen for market size (median market capitalization of $1.54 billion), liquidity and industry group representation. It is a market value-weighted index (stock price times shares outstanding), with each stock affecting the index in proportion to its market value. The index is comprised of industrials, utilities, financials and transportation, in size order.


          The NASDAQ-OTC Price Index (the "NASDAQ Index") is a market value-weighted and unmanaged index showing the changes in the aggregate market value of approximately 3,500 stocks relative to the base measure of 100.00 on February 5, 1971. The NASDAQ Index is composed entirely of common stocks of companies traded over-the-counter and often through the NASDAQ system. Only those over-the-counter stocks having only one market maker or traded on exchanges are excluded.


          The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.


          The Russell 1000 Growth Index is an unmanaged index containing those companies among the Russell 1000 Index with higher than average price-to-book ratios and forecasted growth. The Russell 1000 Index contains the top 1,000 securities of the Russell 3000 Index, which is comprised of the 3,000 largest U.S. companies as determined by total market capitalization. The Russell 1000 Growth Index is considered generally representative of the market for large cap stocks.


          The Russell 2000 Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.

          The Russell 2000 Small Stock Index is an unmanaged index of the 2000 smallest securities in the Russell 3000 Index, representing approximately 7% of the Russell 3000 Index. The Russell 3000 Index represents approximately 98% of the U.S. equity market by capitalization. The Russell 1000 Index is composed of the 1,000 largest companies in the Russell 3000 Index. The Russell 1000 Index represents the universe of stocks from which most active money managers typically select. This large cap index is highly correlated with the S&P 500. The Russell 1000 Value Index contains stocks from the Russell 1000 Index with a less-than-average growth orientation. It represents the universe of stocks from which value managers typically select.


          The Lehman Government Bond Index (the "SL Government Index") is a measure of the market value of all public obligations of the U.S. Treasury; all publicly-issued debt of all agencies of the U.S. Government and all quasi-federal corporations; and all corporate debt guaranteed by the U.S. Government. Mortgage-backed securities, flower bonds and foreign targeted issues are not included in the SL Government Index.

          The Lehman Government/Corporate Bond Index (the "SL
Government/Corporate Index") is a measure of the market value of approximately 5,000 bonds. To be included in the SL Government/Corporate Index, an issue must have amounts outstanding in excess of $1 million, have at least one year to maturity and be rated "Baa" or higher by an NRSRO.

          BanXquote Money Market, a service of Masterfund Inc., provides the average rate of return paid on 3-month certificates of deposit offered by major banks and the average rate paid by major banks on bank money market funds. The Donoghue Organization, Inc., a subsidiary of IBC USA Inc., publishes the Money Fund Report which lists the 7-day average yield paid on money market funds.


          The Russell Midcap Index is composed of the smallest 800 companies in the Russell 1000 Index. The Russell 1000 Index is made up of the 1,000 largest companies in the Russell 3000 Index, which is composed of the 3,000 largest U.S. companies by market capitalization and represents approximately 98% of the investable U.S. equity market.


          The Russell Midcap Value Index measures the performance of those Russell Midcap companies with lower price-to-book ratios and low forecasted growth values. The stocks are also members of the Russell 1000 Value index.

          The Russell Midcap Growth Index measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000 Growth index.

          The Russell Midcap Health Care Index is composed of all medium and medium/small health care companies in the Russell 1000 Index. The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 90% of the total market capitalization of the Russell 3000 Index.

          The American Stock Exchange Biotechnology Index is an equal-dollar weighted index that attempts to measure the performance of a cross section of companies in the biotechnology industry that are involved primarily in the use of biological processes to develop products or provide services. This index was developed with a base level of 200 stocks as of October 18, 1991.

          The Nasdaq Biotechnology Index is a capitalization-weighted index that attempts to measure the performance of all NASDAQ stocks in the biotechnology sector. This index was developed with a base value of 200 stocks as of November 1, 1993.

          The MSCI Emerging Markets Free Index is a market capitalization-weighted index composed of 981 companies in 26 emerging market countries. The average market capitalization size of the listed companies is US$800 million.

          The MSCI-EAFE Index is an arithmetic, market value-weighted average of the performance of over 900 securities listed on the stock exchanges of the countries in Europe, Australasia, and the Far East. The index is calculated on a total return basis, which includes reinvestment of gross dividends before deduction of withholding taxes.

          The MSCI-ACWI Ex-U.S. Index is a market capitalization-weighted index composed of companies representative of the market structure of 47 developed and emerging market countries excluding the United States. Stock selection excludes securities which are not purchasable by foreigners. The index is calculated on a total return basis, which includes reinvestment of gross dividends before deduction of withholding taxes.

          The MSCI-ACWI-Free is a market capitalization weighted index composed of 1,784 companies with average market capitalizations of US $5.9 billion. The Index is representative of the market structure of 22 developed countries in North America, Europe and the Pacific Rim. The Index excludes closed markets and those shares in otherwise free markets that are not purchasable by foreigners. The Index is unmanaged.

          The MSCI World Small-Cap Index is a market capitalization weighted index composed of companies representative of the market structure of 22 developed market countries in North America, Europe, and the Asia/Pacific region. The Index aims to represent 40% of the small cap universe within each country by capturing 40% of each industry.

          The MSCI World Index is a free float-adjusted market capitalization index that is designed to measure global developed market equity performance. The MSCI World Index currently consists of the following 23 developed market country indices: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States.

          The DAX 100 Index is an unmanaged index which is commonly used as a performance comparison for funds that invest primarily in Germany and which measures the total rate of return of the 100 most highly capitalized stocks traded on the Frankfurt Stock Exchange.

          The MSCI-Europe Index measures the total rate of return of nearly 600 stocks from 15 developed European countries.

          The MSCI-Pacific Index is composed of companies representative of the market structure of 6 developed market countries in the Pacific Basin, including Australia, Hong Kong, Japan, Malaysia, New Zealand and Singapore. The Index is calculated without dividends or with gross dividends reinvested in both U.S. dollars and local currency. The Index is unmanaged.

          The Lehman Brothers Aggregate Bond Index is a market value weighted performance benchmark for investment-grade fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of at least one year.

          The Blended S&P 500 Index/Lehman Brothers Aggregate Bond Index is a blended index comprised of the performance of the two indexes weighted 60% Standard & Poor's 500 Index and 40% Lehman Brothers Aggregate Bond Index.

          The Goldman Sachs Technology Index is a modified capitalization-weighted index of companies involved in the internet-related sector of the technology industry.

          The Value Line Composite Index consists of approximately 1,700 common equity securities.

          The Nasdaq over-the-counter index is a value-weighted index composed of 4,500 stocks traded over the counter.

          From time to time, the Trust may use, in its advertisements and other information relating to certain of the Funds, data concerning the performance of stocks relative to that of fixed income investments and relative to the cost of living over various periods of time. The table below sets forth the annual returns for each calendar year from 1973 through 2002 (as well as a cumulative return and average annual return for this period) for the S&P 500 and Treasury bills (using the formula set forth after the table) as well as the rates of inflation (based on the Consumer Price Index) during such periods.

                                                     Consumer Price
Period                   S&P 500    Treasury Bills      Index___
---------------------   ---------   --------------   --------------
1973                      -14.66          6.93             8.80
1974                      -26.47          8.00            12.20
1975                       37.20          5.80             7.01
1976                       23.84          5.08             4.81
1977                       -7.18          5.12             6.77
1978                        6.56          7.18             9.03
1979                       18.44         10.38            13.31
1980                       32.42         11.24            12.40
1981                       -4.91         14.71             8.94
1982                       21.41         10.54             3.87
1983                       22.51          8.80             3.80
1984                        6.27          9.85             3.95
1985                       32.16          7.72             3.77
1986                       18.47          6.16             1.13
1987                        5.23          5.47             4.41
1988                       16.81          6.35             4.42
1989                       31.49          8.37             4.65
1990                       -3.17          7.81             6.11
1991                       30.55          5.60             3.06
1992                        7.67          3.51             2.90
1993                        9.99          2.90             2.75
1994                        1.31          3.90             2.67
1995                       37.43          5.60             2.54
1996                       23.07          5.21             3.32
1997                       33.36          5.26             1.70
1998                       28.58          4.86             1.61
1999                       21.04          4.68             2.68
2000                       -9.11          5.89             3.39
2001                      -11.88          3.83             1.55
2002                      -22.10          1.59             2.38

Cumulative Return
1973-2002               2,357.86%       543.42%          291.27%
-------------------------------------------------------------------
\d2

Average Annual Return
1973-2002                  11.67%         6.63%            4.82%
-------------------------------------------------------------------

          The average returns for Treasury bills were computed using the following method. For each month during a period, the Treasury bill having the shortest remaining maturity (but not less than one month) was selected. (Only the remaining maturity was considered; the bill's original maturity was not considered). The return for the selected Treasury bill was computed based on the price of the bill as of the last trading day of the previous month and the price on the last trading day of the current month. The price of the bill (P) at each time (t) is given by:

                              P//t// = [1- rd/360]

                                       where,
          r =decimal yield on the bill at time t (the average of bid and ask quotes); and
          d =the number of days to maturity as of time t.

Advertisements and information relating to the PEA Target Fund may use data comparing the performance of stocks of medium-sized companies to that of other companies. The following table sets forth the annual returns for each year from March 1981 (inception of Mid-Cap Index) through December 31, 2002 (as well as a cumulative return and average annual return for this period) for stocks of medium-sized companies (based on the Standard & Poor's Mid-Cap 400 Index), stocks of small companies (based on the Russell 2000 Index) and stocks of larger companies (based on the S&P 500).

                          Small      Mid-Size     Large
Period                  Companies   Companies   Companies
---------------------   ---------   ---------   ---------
1981 (2/28 -12/31)          2.15       12.82       -2.95
1982                       24.95       22.69       21.55
1983                       29.13       26.08       22.56
1984                       -7.30        1.18        6.27
1985                       31.05       35.59       31.73
1986                        5.68       16.21       18.66
1987                       -8.80       -2.04        5.25
1988                       25.02       20.87       16.61
1989                       16.26       35.55       31.69
1990                      -19.48       -5.12       -3.10
1991                       46.04       50.10       30.47
1992                       18.41       11.91        7.62
1993                       18.88       13.95       10.08
1994                       -1.82       -3.58        1.32
1995                       28.45       30.95       37.58
1996                       16.49       19.20       22.96
1997                       22.36       32.25       33.36
1998                       -2.55       19.11       28.58
1999                       21.26       14.72       21.04
2000                       -3.02       17.51       -9.10
2001                        2.49       -0.62      -11.87
2002                      -20.48      -14.51      -22.10

Cumulative Return
2/28/81-12/31/02          676.72%   2,058.57%   1,196.62%
---------------------------------------------------------

Average Annual Return
2/28/81-12/31/02            9.84%      15.11%      12.45%
---------------------------------------------------------



          From time to time, the Trust may use, in its advertisements and other information, data concerning the average price-to-earnings ("P/E") ratios of "Value Stocks" and "Growth Stocks." For these purposes, the P/E ratios of Value Stocks are measured by the P/E ratios of the stocks comprising the Russell 1000 Value Index, and the P/E ratios of Growth Stocks are measured by the P/E ratios of the stocks comprising the Russell 1000 Growth Index. Both the Russell 1000 Value Index and Russell 1000 Growth Index are unmanaged indexes, and it is not possible to invest directly in either index. The table below sets forth the quarterly average P/E ratio of Value Stocks and the Average P/E ratio of Growth Stocks for the periods from October 1, 1992 through September 30, 2003.



           Average P/E ratio
---------------------------------------
Period
Ending     Growth Stocks   Value Stocks
--------   -------------   ------------
12/31/92       21.76           21.40
3/31/93        21.59           22.36
6/30/93        20.86           21.41
9/30/93        20.25           21.05
12/31/93       18.33           17.84

3/31/94        18.07           17.69
6/30/94        16.70           16.31
9/30/94        15.98           15.28
12/31/94       15.98           14.97
3/31/95        15.80           14.62
6/30/95        16.50           14.87
9/30/95        17.85           16.17
12/31/95       17.91           15.82
3/31/96        18.24           16.07
6/30/96        18.57           15.93
9/30/96        18.88           15.80
12/31/96       20.45           17.03
3/31/97        20.28           16.78
6/30/97        22.85           18.44
9/30/97        23.80           19.60
12/31/97       22.93           19.06
3/31/98        26.46           21.32
6/30/98        26.55           20.69
9/30/98        25.77           19.31
12/31/98       31.31           22.92
3/31/99        39.46           24.33
6/30/99        45.05           25.93
9/30/99        43.93           23.80
12/31/99       52.31           23.60
3/31/00        55.58           22.94
6/30/00        54.43           22.66
9/30/00        60.60           20.00
12/31/00       48.20           19.80
3/31/01        36.80           19.10
6/30/01        38.90           19.80
9/30/01        32.90           19.00
12/31/01       26.40           15.20
3/31/02        25.80           15.90
6/30/02        21.50           14.00
9/30/02        21.80           18.40
12/31/02       23.80           19.30
3/31/03        22.40           17.10
6/30/03        25.90           17.60
9/30/03        27.00           16.20

          Advertisements and information relating to the PEA Growth Fund may use data comparing the performance of a hypothetical investment in Growth Stocks, Value Stocks, "Bonds" and "Savings Accounts." For these purposes, the performance of an investment in "Bonds" is measured by the Lehman Aggregate Bond Index, an unmanaged index representative of the U.S. taxable fixed income universe. It is not possible to invest in this index. The performance of an investment in "Savings Accounts" is measured by the return on 3-month U.S. Treasury bills. Similarly, advertisements and information relating to the PEA Renaissance Fund may use data comparing the performance of a hypothetical investment in "Stocks," Bonds and Savings Accounts. For these purposes, the performance of the investment in "Stocks" is measured by the S&P 500, while the performance of Bonds and Savings Accounts is measured as discussed above. The table below sets forth the value at September 30, 2003 of a hypothetical $10,000 investment in Stocks, Growth Stocks, Value Stocks, Bonds and Savings Accounts made on September 30, 1983.



Asset Category     September 30, 2003 Value of $10,000 Investment made at September 30, 1983
--------------     -------------------------------------------------------------------------
Growth Stocks                                      $ 78,215
Value Stocks                                       $113,308
Stocks                                             $102,805
Bonds                                              $ 60,828



Savings Accounts                                   $ 27,926

          Advertisements and information may compare the average annual total return at net asset value of Class A shares of the PEA Growth, PEA Renaissance, PEA Innovation, PEA Opportunity, PEA Target, CCM Capital Appreciation, CCM Mid-Cap, PEA Value, NFJ Small-Cap Value, NJF Basic Value, PEA Growth and Income, NFJ Dividend Value, NACM Flex-Cap Value, NACM Global, NACM Growth, NACM International, NACM Pacific Rim and NACM Value Funds with that of the Lipper Large-Cap Growth Fund Average, Lipper Multi-Cap Value Fund Average, Lipper Science & Technology Fund Average, Lipper Small-Cap Growth Fund Average, Lipper Mid-Cap Growth Fund Average, Lipper Large-Cap Core Fund Average, Lipper Mid-Cap Core Fund Average, Lipper Multi-Cap Value Fund Average, Lipper Small-Cap Value Fund Average, Lipper Mid-Cap Value Fund Average, Lipper Large-Cap Core Fund Average, Lipper Large-Cap Core Fund Average, Lipper Equity Income Fund Average, Lipper Large-Cap Core Fund Average, Lipper Multi-Cap Core Fund Average, Lipper Global Core Fund Average, Lipper Multi-Cap Core Fund Average, Lipper International Core Fund Average, Lipper Pacific Region Core Fund Average and Lipper Large-Cap Core Fund Average, respectively. The PEA Innovation Fund may also be compared to the NASDAQ Composite Index. The Lipper Averages are described in the Funds' Prospectuses. None of the averages take into account sales charges. Sales charges would lower the returns shown. It is not possible to invest directly in the averages. The average annual total return of the Funds and the respective averages are set forth below. The inception dates of the Funds are set forth in the tables under "Calculation of Total Return."



             Average Annual Total Return (for periods ended 6/30/03)

                                        1 Year   3 Years   5 Years   10 Years   Inception
                                       -------   -------   -------   --------   ---------
CCM Capital Appreciation Fund           -9.44%   -11.74%    -1.45%      9.50%     10.95%
Lipper Large-Cap Core                   -0.42%    -9.74%    -0.24%      8.78%       N/A
  Fund Average

CCM Mid-Cap Fund                        -7.90%    -9.63%    -0.21%      9.33%     10.52%
Lipper Mid-Cap Core                     -0.32%    -2.78%     4.80%     10.33%       N/A
  Fund Average

NACM Flex-Cap Value Fund                   --        --        --         --      20.27%
Lipper Multi-Cap Core Fund Average         --        --        --         --        N/A

NACM Global Fund                           --        --        --         --      11.66%
Lipper Global Fund Average                 --        --        --         --        N/A

NACM Growth Fund                           --        --        --         --       6.27%
Lipper Multi-Cap Core Fund Average         --        --        --         --        N/A

NACM International Fund                    --        --        --         --      -1.42%
Lipper International Fund Average          --        --        --         --        N/A

NACM Pacific Rim Fund                  -18.37%   -14.94%    10.15%        --       4.18%
Lipper Pacific Region Fund Average      -9.86%   -16.18%     1.20%        --        N/A

NACM Value Fund                            --        --        --         --      15.73%
Lipper Large-Cap Core Fund Average         --        --        --         --        N/A

NFJ Large-Cap Value Fund                -8.80%     5.83%       --         --       4.55%
Lipper Mid-Cap Value Fund Average        0.67%     5.61%       --         --        N/A

NFJ Dividend Value Fund                 -5.04%     8.22%       --         --       5.80%
Lipper Equity Income Fund Average       -1.93%    -1.19%       --         --        N/A

NFJ Small-Cap Value Fund                -3.88%    14.63%     5.25%     11.02%     11.95%
Lipper Small-Cap Value Fund Average     -3.22%    10.25%     5.42%      9.99%       N/A

PEA Growth & Income Fund               -10.39%   -13.02%     3.73%        --      11.67%
Lipper Large-Cap Core Fund Average      -1.91%   -13.10%    -2.83%        --        N/A

PEA Growth Fund                        -12.81%   -24.07%    -7.20%      5.65%     11.45%
Lipper Large-Cap Growth Fund Average    -0.56%   -20.12%    -4.38%      6.77%       N/A

PEA Innovation Fund                     -9.07%   -41.97%    -7.47%        --       7.26%
Lipper Science and Technology            7.33%   -33.94%    -2.83%        --        N/A
   Fund Average
NASDAQ Composite Index                  10.91%   -25.75%    -3.04%      7.82%       N/A

PEA Opportunity Fund                    -2.48%   -17.03%    -2.19%      5.26%     12.78%
Lipper Small-Cap Growth                 -1.38%   -15.32%     0.07%      7.82%       N/A
   Fund Average

PEA Renaissance Fund                   -11.09%     9.07%     8.07%     14.66%     15.53%
Lipper Multi-Cap Value Fund Average      0.51%     0.42%     1.65%      9.73%       N/A

PEA Target Fund                         -5.36%   -22.17%     0.75%      9.67%     10.54%
Lipper Mid-Cap Growth Fund              -0.59%   -21.29%     1.23%      9.51%       N/A
   Average

PEA Value Fund                          -8.15%     8.04%     5.57%     11.87%     12.09%
Lipper Multi-Cap Value Fund Average     -0.51%     0.42%     1.65%      9.73%       N/A

Advertisements and information may compare the average annual total return at net asset value of Class A shares of the PIMCO RCM Funds, with the Lipper Averages set forth below. The Lipper Averages are described in the Funds' Prospectuses. None of the averages take into account sales charges. Sales charges would lower the returns shown. It is not possible to invest directly in the averages. The average annual total return of the Funds and the respective averages are set forth below. The inception dates of the Funds are set forth in the tables under "Calculation of Total Return."



              Average Annual Total Return for periods ended 6/30/03

Fund                                    1 Year   3 Years   5 Years   10 Years   Inception
----                                    ------    ------   -------   --------   ---------
RCM Biotechnology Fund                  25.68%   -16.75%    19.94%       --       18.03%
Lipper Health/Biotechnology Fund        11.70%    -6.08%     7.63%       --         N/A
  Average

RCM Global Healthcare Fund               8.47%    -6.04%    13.45%       --       16.40%
Lipper Health Biotechnology Fund        11.70%    -6.08%     7.63%       --         N/A
  Average

RCM Global Small-Cap Fund               -3.29%   -20.07%     2.54%       --        9.28%
Lipper Global Small Cap                 -2.60%   -11.46%    -0.03%       --         N/A
  Fund Average

RCM Global Technology Fund              12.02%   -30.84%     6.10%       --       14.65%
Lipper Science & Technology Fund         7.33%   -33.94%    -2.83%       --         N/A
  Average

RCM International Growth Equity Fund   -15.21%   -23.98%    -9.73%       --        1.13%
Lipper International Fund Average       -7.96%   -14.36%    -3.79%       --         N/A

RCM Large-Cap Growth Fund               -5.54%   -18.71%    -1.24%       --        6.57%
Lipper Large Cap Growth Fund Average    -0.56%   -20.12%    -4.38%       --         N/A

RCM Mid-Cap Fund                        -3.12%   -22.38%    -1.62%     7.95%      14.75%
Lipper Mid-Cap Growth Fund Average      -0.59%   -21.29%     1.23%     9.51%        N/A

RCM Tax-Managed Growth Fund             -5.40%    16.94%       --        --       -2.19%
Lipper Large Cap Growth Fund Average    -0.56%   -20.12%       --        --         N/A


          Advertisements and other information may show the average annual total return at the maximum offering price of Class A shares of the Funds. The returns shown in the table below reflect those of Class A shares of the Funds at maximum offering price and include sales charges which lower performance. The inception dates of the Funds are set forth in the tables under "Calculation of Total Return."


             Average Annual Total Return (for periods ended 6/30/03)

Fund                                   1 Year    3 Years   5 Years   10 Years   Inception
----                                   -------   -------   -------   --------   ---------
CCM Capital Appreciation Fund           -9.44%   -11.74%    -1.45%      9.50%     10.95%

CCM Mid-Cap Fund                        -7.90%    -9.63%    -0.21%      9.33%     10.52%

NACM Flex-Cap Value Fund                   --        --        --         --      20.27%

NACM Global Fund                           --        --        --         --      11.66%

NACM Growth Fund                           --        --        --         --       6.27%

NACM International Fund                    --        --        --         --      -1.42%

NACM Pacific Rim Fund                  -18.37%   -14.94%    10.15%        --       4.18%

NACM Value Fund                            --        --        --         --      15.73%
NFJ Large-Cap Value Fund                -8.80%     5.83%       --         --       4.55%

NFJ Dividend Value Fund                 -5.04%     8.22%       --         --       5.80%

NFJ Small-Cap Value Fund                -3.88%    14.63%     5.25%     11.02%     11.95%

PEA Growth & Income Fund               -10.89%   -13.02%     3.73%        --      11.67%

PEA Growth Fund                        -12.81%   -24.04%    -7.20%      5.65%     11.45%

PEA Innovation Fund                     -9.07%   -41.97%    -7.47%        --       7.26%

PEA Opportunity Fund                    -2.48%   -17.03%    -2.19%      5.26%     12.78%

PEA Renaissance Fund                   -11.09%     9.06%     8.07%     14.66%     12.86%

PEA Target Fund                         -5.36%   -22.17%     0.75%      9.67%     10.54%

PEA Value Fund                          -8.15%     8.04%     5.57%     11.87%     12.09%

RCM Biotechnology Fund                  25.68%   -16.75%    19.94%        --      18.03%

RCM Global Healthcare Fund               8.47%    -6.04%    13.45%        --      16.40%

RCM Global Small Cap Fund               -3.29%   -20.07%     2.54%        --       9.28%

RCM Global Technology Fund              12.02%   -30.84%     6.10%        --      14.65%

RCM International Growth Equity Fund   -15.21%   -23.98%    -9.73%        --       1.13%

RCM Large-Cap Growth Fund               -5.54%   -18.71%    -1.24%        --       6.57%

RCM Mid-Cap Fund                        -3.12%   -22.38%    -1.62%      7.95%     14.75%

RCM Tax-Managed Growth Fund             -5.40%   -16.94%      N/A         --      -2.19%



          From time to time, the Trust may use, in its advertisements and other information, data comparing the average annual total return of "Small-Caps," which are stocks represented by the Ibbotson's U.S. Small Company Stock Total Return Index, and "Large-Caps," which are stocks represented by the Standard & Poor's 500 Stock Composite Index. Both indexes are unmanaged indexes, and it is not possible to invest directly in either index. For example, for the period from December 31, 1926 through December 31, 2002, the average annual total return of Small-Caps was 12.1%, and for Large-Caps was 10.2%.



          Advertisements and other information relating to the Funds may list the annual total returns of certain asset classes during specified years. In such advertisements, the return of "Small Company Stocks" will be measured by the Russell 2000 Index of small company stocks, the returns of "Large Company Stocks" will be measured by the S&P 500, and the return of "Intermediate-Term Government Bonds" will be measured by a one-bond portfolio with a 5-year maturity as measured by Ibbotson Associates.

          Advertisements and other information relating to the Innovation Fund may include information pertaining to the number of home internet subscriptions and cellular phone users and sales of personal computers.

          In its advertisements and other materials, the Trust may compare the returns over periods of time of investments in stocks, bonds and treasury bills to each other and to the general rate of inflation. For example, the average annual return of each category* during the period from 1973 through 2002 was:

Stocks:      14.30%
Bonds:        8.88%
T-Bills:      6.89%
Inflation:    5.21%

* Returns of unmanaged indexes do not reflect past or future performance of any of the Funds. Stocks are represented by Ibbotson's Large Company Stock Total Return Index. Bonds are represented by Ibbotson's Long-term Corporate Bond Index. Treasury bills are represented by Ibbotson's Treasury Bill Index and Inflation is represented by the Cost of Living Index. These are all unmanaged indexes, which can not be invested in directly. While Treasury bills are insured and offer a fixed rate of return, both the principal and yield of investment securities will fluctuate with changes in market conditions. Source: Ibbotson, Roger G., and Rex A. Sinquefiled, Stocks, Bonds, Bill and Inflation (SBBI), 1989, updated in Stocks, Bonds, Bills and Inflation 2003 Yearbook, Ibbotson Associates, Chicago. All rights reserved.

          The Trust may also compare the relative historic returns and range of returns for an investment in each of common stocks, bonds and treasury bills to a portfolio that blends all three investments. For example, over the period from 1980 through 2002, the average annual return of stocks comprising the Ibbotson's Large Company Stock Total Return Index ranged from -22.10% to 37.43% while the annual return of a hypothetical portfolio comprised 40% of such common stocks, 40% of bonds comprising the Ibbotson's Long-term Corporate bond Index and 20% of Treasury bills comprising the Ibbottson's Treasury Bill Index (a "mixed portfolio") would have ranged from -1.00% to 27.70% over the same period. The average annual returns of each investment category* for each of the years from 1980 through 2002 is set forth in the following table.

                        MIXED
                  ----------------
 YEAR    STOCKS    BONDS   T-BILLS   INFLATION   PORTFOLIO
-----   -------   ------   -------   ---------   ---------

1980     32.42%   -2.76%    11.24%     12.40%      14.11%
1981     -4.91%   -1.24%    14.71%      8.94%       0.48%
1982     21.41%   42.56%    10.54%      3.87%      27.70%
1983     22.51%    6.26%     8.80%      3.80%      13.27%
1984      6.27%   16.86%     9.85%      3.95%      11.22%
1985     32.16%   30.09%     7.72%      3.77%      26.44%
1986     18.47%   19.85%     6.16%      1.13%      16.56%
1987      5.23%   -0.27%     5.47%      4.41%       3.08%
1988     16.81%   10.70%     6.35%      4.42%      12.27%
1989     31.49%   16.23%     8.37%      4.65%      20.76%
1990     -3.17%    6.78%     7.81%      6.11%       3.01%
1991     30.55%   19.89%     5.60%      3.06%      21.30%
1992      7.67%    9.39%     3.51%      2.90%       7.53%
1993      9.99%   13.19%     2.90%      2.75%       9.85%
1994      1.31%   -5.76%     3.90%      2.67%      -1.00%
1995     37.43%   27.20%     5.60%      2.54%      26.97%
1996     23.07%    1.40%     5.21%      3.32%      10.83%
1997     33.36%   12.95%     5.26%      1.70%      19.58%
1998     28.58%   10.76%     4.86%      1.61%      16.71%
1999     21.04%   -7.45%     4.68%      2.68%       6.37%
2000     -9.11%   12.87%     5.89%      3.39%       2.68%
2001    -11.88%   10.65%     3.83%      1.55%       0.27%
2002    -22.10%   16.33%     1.65%      2.69%       1.98%

* Returns of unmanaged indexes do not reflect past or future performance of any of the Funds. Stocks are represented by Ibbotson's Large Company Stock Total Return Index. Bonds are represented by Ibbotson's Long-term Corporate Bond Index. Treasury bills are represented by Ibbotson's Treasury Bill Index and Inflation is represented by the Cost of Living Index. Treasury bills are all unmanaged indexes, which can not be invested in directly. While Treasury bills are insured and offer a fixed rate of return, both the principal and yield of investment securities will fluctuate with changes in market conditions. Source:
Ibbotson, Roger G., and Rex A. Sinquefiled, Stocks, Bonds, Bill and Inflation
(SBBI), 1989, updated in Stocks, Bonds, Bills and Inflation 2003 Yearbook, Ibbotson Associates, Chicago. All rights reserved.

          The Trust may use in its advertisements and other materials examples designed to demonstrate the effect of compounding when an investment is maintained over several or many years. For example, the following table shows the annual and total contributions necessary to accumulate $200,000 of savings (assuming a fixed rate of return) over various periods of time:

              Annual         Total         Total
           Contribution   Contribution     Saved
           ------------   ------------   --------
30 Years      $ 1,979       $ 59,370     $200,000
25 Years      $ 2,955       $ 73,875     $200,000
20 Years      $ 4,559       $ 91,180     $200,000
15 Years      $ 7,438       $111,570     $200,000
10 Years      $13,529       $135,290     $200,000

This hypothetical example assumes a fixed 7% return compounded annually and a guaranteed return of principal. The example is intended to show the benefits of a long-term, regular investment program, and is in no way representative of any past or future performance of a Fund. There can be no guarantee that you will be able to find an investment that would provide such a return at the times you invest and an investor in any of the Funds should be aware that certain of the Funds have experienced and may experience in the future periods of negative growth.

          Articles or reports which include information relating to performance, rankings and other characteristics of the Funds may appear in various national publications and services including, but not limited to: The Wall Street Journal, Barron's, Pensions and Investments, Forbes, Smart Money, Mutual Fund Magazine, The New York Times, Kiplinger's Personal Finance, Fortune, Money Magazine, Morningstar's Mutual Fund Values, CDA Investment Technologies and The Donoghue Organization. Some or all of these publications or reports may publish their own rankings or performance reviews of mutual funds, including the Funds, and may provide information relating to the Adviser and the Sub-Advisers, including descriptions of assets under management and client base, and opinions of the author(s) regarding the skills of personnel and employees of the Adviser or the Sub-Advisers who have portfolio management responsibility. From time to time, the Trust may include references to or reprints of such publications or reports in its advertisements and other information relating to the Funds.

          From time to time, the Trust may set forth in its advertisements and other materials information about the growth of a certain dollar-amount invested in one or more of the Funds over a specified period of time and may use charts and graphs to display that growth.

          From time to time, the Trust may set forth in its advertisements and other materials the names of and additional information regarding investment analysts employed by the Sub-Advisers who assist with portfolio management and research activities on behalf of the Funds.

          Ibbotson Associates ("Ibbotson") has analyzed the risk and returns of the Funds and relevant benchmark market indexes in a variety of market conditions. Based on its independent research and analysis, Ibbotson may develop, from time to time, model portfolios of the Funds and series of PIMS which indicate how, in Ibbotson's opinion, a hypothetical investor with a 5+ year investment horizon might allocate his or her assets among the Funds and series of PIMS. Ibbotson bases its model portfolios on five levels of investor risk tolerance which it developed and defines as ranging from "Very Conservative" (low volatility; emphasis on capital preservation, with some growth potential) to "Very Aggressive" (high volatility; emphasis on long-term growth potential). However, neither Ibbotson nor the Trust offers Ibbotson's model portfolios as investments. Moreover, neither the Trust, the Adviser, the Sub-Advisers nor Ibbotson represent or guarantee that investors who allocate their assets according to Ibbotson's models will achieve their desired investment results.

          From time to time, the Trust may set forth on its internet website or in advertisements or other materials information about the expected amounts and times of Fund distributions to shareholders. In some cases, this information is estimated. Actual distribution amounts may be higher or lower than estimated amounts and distributions, which are subject to the approval of the Board of Trustees, may not occur at all.



          From time to time, the Trust's advertisement materials and other materials may list the funds that comprise the PIMCO Funds: Pacific Investment Management Series. These funds include: Money Market Fund; Short-Term Fund; Low Duration Fund; Low Duration Fund II; Low Duration Fund III; GNMA Fund; Moderate Duration Fund; Total Return Fund; Total Return Fund II; Total Return Fund III; Total Return Mortgage Fund; Investment Grade Corporate Bond Fund; High Yield Fund; Diversified Income Fund; Long-Term U.S. Government Fund; Real Return Fund; Real Return Fund II, Real Return Asset Fund; CommodityRealReturn Strategy Fund; Short-Duration Municipal Income Fund; Municipal Bond Fund; California Intermediate Municipal Bond Fund; New York Municipal Bond Fund; Global Bond Fund; Global Bond Fund II; Foreign Bond Fund; Emerging Markets Bond

Fund; Strategic Balanced Fund; All Asset Fund; Convertible Fund; European Convertible Fund; StockPLUS Fund; and StockPLUS Total Return Fund.

          From time to time, the Trust may set forth in its advertisements and other materials information about accessing the PIMCO Funds website, www.pimcofunds.com.



Compliance Efforts Related to the Euro

          Problems may arise in conjunction with the recent and ongoing introduction of the euro. Whether introducing the euro to financial companies' (such as the Funds, the Adviser, the Sub-Advisers, the Funds' custodian and transfer agents and other companies in the financial services industry) systems will be problematic is not fully known; however, the cost associated with making systems recognize the euro is not currently expected to be material.

Voting Rights

          Under the Declaration of Trust, the Trust is not required to hold annual meetings of Trust shareholders to elect Trustees or for other purposes. It is not anticipated that the Trust will hold shareholders' meetings unless required by law or the Declaration of Trust. In this regard, the Trust will be required to hold a meeting to elect Trustees to fill any existing vacancies on the Board if, at any time, fewer than a majority of the Trustees have been elected by the shareholders of the Trust. Shareholders may remove a person serving as Trustee either by declaration in writing or at a meeting called for such purpose. The Trustees are required to call a meeting for the purpose of considering the removal of a person serving as Trustee if requested in writing to do so by the holders of not less than 10% of the outstanding shares of the Trust. In the event that such a request was made, the Trust has represented that it would assist with any necessary shareholder communications. Shareholders of a class of shares have different voting rights with respect to matters that affect only that class.

          Shares entitle their holders to one vote per share (with proportionate voting for fractional shares). All classes of shares of the Funds have identical voting rights except that each class of shares has exclusive voting rights on any matter submitted to shareholders that relates solely to that class, and has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class. Each class of shares has exclusive voting rights with respect to matters pertaining to any distribution or servicing plan or agreement applicable to that class. These shares are entitled to vote at meetings of shareholders. Matters submitted to shareholder vote must be approved by each Fund separately except (i) when required by the 1940 Act shares shall be voted together and (ii) when the Trustees have determined that the matter does not affect all Funds, then only shareholders of the Fund(s) affected shall be entitled to vote on the matter. All classes of shares of a Fund will vote together, except with respect to the Distribution and Servicing Plan applicable to Class A, Class B or Class C shares, to the Distribution or Administrative Services Plans applicable to Administrative Class shares, to the Administration Agreement as applicable to a particular class or classes, or when a class vote is required as specified above or otherwise by the 1940 Act.

          The Trust's shares do not have cumulative voting rights. Therefore, the holders of more than 50% of the outstanding shares may elect the entire Board of Trustees, in which case the holders of the remaining shares would not be able to elect any Trustees.


          The Asset Allocation Fund will vote shares of each Underlying PIMCO Fund which it owns in its discretion in accordance with its proxy voting policies.


Certain Ownership of Trust Shares



          As of October 6, 2003, the Trust believes that the Trustees and officers of the Trust, as a group, owned less than one percent of each class of each Fund and of the Trust as a whole. Appendix B lists persons who own of record 5% or more of the noted class of shares of the Funds as of the dates noted, as well as information about owners of 25% or more of the outstanding shares of beneficial interest of the Funds, and therefore may be presumed to "control" the Fund, as that term is defined in the 1940 Act. To the extent a shareholder "controls" a Fund, it may not be possible for matters subject to a vote of a majority of the outstanding voting securities of a Fund to be approved without the affirmative vote of such shareholder, and it may be possible for such matters to be approved by such shareholder without the affirmative vote of any other shareholders.

Custodian

          State Street Bank & Trust Co. ("State Street"), 801 Pennsylvania, Kansas City, Missouri 64105, serves as custodian for assets of all Funds, including as custodian of the Trust for the custody of the foreign securities acquired by those Funds that invest in foreign securities. Under the agreement, State Street may hold foreign securities at its principal offices and its branches, and subject to approval by the Board of Trustees, at a foreign branch of a qualified U.S. bank, with an eligible foreign subcustodian, or with an eligible foreign securities depository.

          Pursuant to rules or other exemptions under the 1940 Act, the Trust may maintain foreign securities and cash in the custody of certain eligible foreign banks and securities depositories. Selection of these foreign custodial institutions is currently made by the Board of Trustees following a consideration of a number of factors, including (but not limited to) the reliability and financial stability of the institution; the ability of the institution to perform capably custodial services for the Trust; the reputation of the institution in its national market; the political and economic stability of the country in which the institution is located; and further risks of potential nationalization or expropriation of Trust assets, although the Trustees reserve the right to delegate their selection responsibilities in light of recent amendments to Rule 17f-5 under the 1940 Act, in which case the factors for consideration would differ from those referenced above. Currently, the Board of Trustees reviews annually the continuance of foreign custodial arrangements for the Trust, but reserves the right to discontinue this practice as permitted by the recent amendments to Rule 17f-5. No assurance can be given that the Trustees' appraisal of the risks in connection with foreign custodial arrangements will always be correct or that expropriation, nationalization, freezes, or confiscation of assets that would impact assets of the Funds will not occur, and shareholders bear the risk of losses arising from these or other events.

Independent Accountants


          PricewaterhouseCoopers LLP, 1055 Broadway, 10th Floor, Kansas City, Missouri 64105, serves as the independent public accountants for the Funds. PricewaterhouseCoopers LLP provides audit services, tax return review and assistance and consultation in connection with review of SEC filings.


Transfer and Shareholder Servicing Agents



          PFPC, Inc., P.O. Box 9688, Providence, Rhode Island 02940, serves as the Transfer and Shareholder Servicing Agent for the Trust's Class A, Class B, Class C and Class D shares. Boston Financial Data Services, 330 West 9th Street, 5th Floor, Kansas City, Missouri 64105, serves as the Transfer Agent for the Trust's Institutional and Administrative Class shares.



Legal Counsel

          Ropes & Gray LLP, One International Place, Boston, Massachusetts 02110 serves as legal counsel to the Trust.

Registration Statement

          This Statement of Additional Information and the Prospectuses do not contain all of the information included in the Trust's registration statements filed with the SEC under the 1933 Act with respect to the securities offered hereby, certain portions of which have been omitted pursuant to the rules and regulations of the SEC. The registration statements, including the exhibits filed therewith, may be examined at the offices of the SEC in Washington, D.C.

          Statements contained herein and in the Prospectuses as to the contents of any contract or other documents referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other documents filed as an exhibit to the relevant registration statement, each such statement being qualified in all respects by such reference.

Financial Statements

     Audited financial statements for the Funds, as of June 30, 2003, for the fiscal year then ended, including notes thereto, and the reports of PricewaterhouseCoopers LLP thereon, are incorporated by reference from the Trust's twelve June 30, 2003 Annual Reports. Two Annual Reports correspond to the Class A, B and C Prospectuses, another corresponds to the Institutional Prospectus, another two correspond to the Class D Prospectuses, another corresponds to the Class R Prospectus, another corresponds to the PEA Innovation Class A, B and C Prospectus, another corresponds to the Institutional and Class A Prospectus, another corresponds to the PIMCO NACM Institutional Prospectus, another corresponds to the PIMCO RCM Institutional Prospectus, another corresponds to the PIMCO RCM Small-Cap Fund and another corresponds to the PEA Renaissance Class A, B and C Prospectus. The Trust's June 30, 2003 Annual Reports were filed electronically with the SEC on September 8, 2003 (Accession No. 0001193125-03-046605).

                                   APPENDIX A

                       DESCRIPTION OF SECURITIES RATINGS

          Certain of the Funds make use of average portfolio credit quality standards to assist institutional investors whose own investment guidelines limit their investments accordingly. In determining a Fund's overall dollar-weighted average quality, unrated securities are treated as if rated, based on the Adviser's or Sub-Adviser's view of their comparability to rated securities. A Fund's use of average quality criteria is intended to be a guide for those investors whose investment guidelines require that assets be invested according to comparable criteria. Reference to an overall average quality rating for a Fund does not mean that all securities held by the Fund will be rated in that category or higher. A Fund's investments may range in quality from securities rated in the lowest category in which the Fund is permitted to invest to securities rated in the highest category (as rated by Moody's or S&P or, if unrated, determined by the Adviser or a Sub-Adviser to be of comparable quality). The percentage of a Fund's assets invested in securities in a particular rating category will vary. Following is a description of Moody's and S&P's ratings applicable to fixed income securities.

Moody's Investors Service, Inc.

Corporate and Municipal Bond Ratings

          Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

          Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risks appear somewhat larger than with Aaa securities.

          A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

          Baa: Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

          Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

          B: Bonds which are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

          Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

          Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

          C: Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

          Moody's bond ratings, where specified, are applicable to financial contracts, senior bank obligations and insurance company senior policyholder and claims obligations with an original maturity in excess of one year. Obligations relying upon support mechanisms such as letter-of-credit and bonds of indemnity are excluded unless explicitly rated. Obligations of a branch of a bank are considered to be domiciled in the country in which the branch is located.

          Unless noted as an exception, Moody's rating on a bank's ability to repay senior obligations extends only to branches located in countries which carry a Moody's Sovereign Rating for Bank Deposits. Such branch obligations are rated at the lower of the bank's rating or Moody's Sovereign Rating for the Bank Deposits for the country in which the branch is located. When the currency in which an obligation is denominated is not the same as the currency of the country in which the obligation is domiciled, Moody's ratings do not incorporate an opinion as to whether payment of the obligation will be affected by the actions of the government controlling the currency of denomination. In addition, risk associated with bilateral conflicts between an investor's home country and either the issuer's home country or the country where an issuer branch is located are not incorporated into Moody's ratings.

          Moody's makes no representation that rated bank obligations or insurance company obligations are exempt from registration under the U.S. Securities Act of 1933 or issued in conformity with any other applicable law or regulation. Nor does Moody's represent any specific bank or insurance company obligation is legally enforceable or a valid senior obligation of a rated issuer.

          Moody's applies numerical modifiers, 1, 2, and 3 in each generic rating classified from Aa through Caa in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Corporate Short-Term Debt Ratings

          Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted.

          Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

          PRIME-1: Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

          PRIME-2: Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

          PRIME-3: Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

          NOT PRIME: Issuers rated Not Prime do not fall within any of the Prime rating categories.

Standard & Poor's Ratings Services

          Issue Credit Rating Definitions

A Standard & Poor's issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The issue credit rating is not a recommendation to purchase, sell, or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor.

Issue credit ratings are based on current information furnished by the obligors or obtained by Standard & Poor's from other sources it considers reliable. Standard & Poor's does not perform an audit in connection with any credit rating and may, on occasion, rely on unaudited financial information. Credit ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

Issue credit ratings can be either long-term or short-term. Short-term ratings are generally assigned to those obligations considered short term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days -- including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating. Medium-term notes are assigned long-term ratings.

Issue credit ratings are based, in varying degrees, on the following considerations: likelihood of payment -- capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation; nature of and provisions of the obligation; protection afforded by , and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

The issue rating definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation applies when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.) Accordingly, in the case of junior debt, the rating may not conform exactly with the category definition.

Corporate and Municipal Bond Ratings

          Investment Grade

          AAA: An obligation rated AAA has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

          AA: An obligation rated 'AA' differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

          A: An obligation rated 'A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

          BBB: An obligation rated 'BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity o the obligor to meet its financial commitment on the obligation.

          Speculative Grade

          Obligations rated 'BB', 'B', 'CCC', 'CC', and 'C' are regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

          BB: An obligation rated 'BB' is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

          B: An obligation rated 'B' is more vulnerable to nonpayment than obligations rated 'BB', but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

          CCC: An obligation rated 'CCC' is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

          CC: An obligation rated 'CC' is currently highly vulnerable to nonpayment.

          C: A subordinated debt or preferred stock obligation rated 'C' is CURRENTLY HIGHLY VULNERABLE to nonpayment. The 'C' rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A 'C' also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

          CI: The rating CI is reserved for income bonds on which no interest is being paid.

          D: An obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

          Plus (+) or Minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

          Provisional ratings: The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

          r: This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include: obligations linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk -- such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.

          The absence of an "r" symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

          N.R.: This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular obligation as a matter of policy.

          Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

Commercial Paper Rating Definitions

          A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into several categories, ranging from A for the highest quality obligations to D for the lowest. These categories are as follows:

          A-1: A short-term obligation rated 'A-1' is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

          A-2: A short-term obligation rated 'A-2' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

          A-3: A short-term obligation rated 'A-3' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

          B: A short-term obligation rated 'B' is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

          C: A short-term obligation rated 'C' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

          D: A short-term obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

          A commercial paper rating is not a recommendation to purchase, sell or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to Standard & Poor's by the issuer or obtained from other sources it considers reliable. Standard & Poor's does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information.

                                   APPENDIX B

As of October 6, 2003, the following persons owned of record or beneficially 5% or more of the noted class of shares of the following Funds:

* Entity owned 25% or more of the outstanding shares of beneficial interest of the Fund, and therefore may be presumed to "control" the Funds as that term is defined in the 1940 Act.

** Shares are believed to be held only as nominee.

                                                                                           Shares of           Percentage of
                                                                                           Beneficial       Outstanding Shares
                                                                                           Ownership         of Class Owned
       PIMCO Asset Allocation Fund
       ---------------------------
       Institutional Class

  **   Charles Schwab & Co Inc Special Custody Acct for the Exclusive Benefit of
       Our Customers, 101 Montgomery St, San Francisco CA 94104                            124,969.874               78.71%

       Northern Trust Co as Trustee FBO UBS Painewebber 401K & Savings Plan
       Master Trust-DV, PO Box 92994, Chicago IL 60675-2994                                 14,894.761                9.38%

  **   Fiserv Securities Inc, 2005 Market St, Philadelphia, PA 19103-7042                   17,659.256               11.12%

       Administrative Class

  **   American Express Trust Co for the Benefit of American Express Trust Ret
       Srv Pln, PO Box 534, Minneapolis MN 55440-0534                                    1,478,743.360               99.90%

       Class A

  **   UMB Bank NA FBO for Various Tax Deferred Accts-Group, Attn Denis
       Machell-Finance, One Security Benefit Pl, Topeka KS 66636                           309,513.366               16.11%

  **   NFSC FEBO NFS.FMTC IRA Betty M Sisk, 1 Westboro Place, Topeka KS 66604              114,665.826                5.97%

       Class B

  **   MLPF&S for the Sole Benefit of its Customers, Attn Fund Admn/#97M, 4800
       Deer Lake Dr E FL 3, Jacksonville FL 32246-6484                                     389,453.601               12.85%

       Class C

  **   MLPF&S for the Sole Benefit of its Customers, Attn Fund Admn/#97M, 4800
       Deer Lake Dr E FL 3, Jacksonville FL 32246-6484                                     467,606.165                8.11%


       PIMCO Balanced Value Fund
       -------------------------
       Institutional Class

       Allianz Dresdner Asset Management of America L.P., 888 San Clemente Dr
       Ste 100, Newport Beach CA 92660-6367                                                 99,000.000*             100.00%

       PIMCO CCM Capital Appreciation Fund
       -----------------------------------
       Institutional Class
       Charles Schwab & Co Inc Special Custody Account for the Exclusive Benefit
  **   of Our Customers, 101 Montgomery St., San Francisco CA 94104-4122                 2,590,768.896               15.39%

       First Union National Bank FBO Circuit City Stores Inc, 1525 West WT
       Harris Blvd CMG 3C4 NC 1151, Charlotte NC 28262-8522                                998,383.832                5.93%

       University of Alaska Foundation Foundation Accounting, PO Box 755120,
       Fairbanks AK 99775-5120                                                             987,698.253                5.87%

  **   LPL FBO LPL Customers, PO Box 509046, San Diego CA 92150-9046                     1,029,134.765                6.11%

       Administrative Class

  **   FIIOC as Agent for Certain Employee Benefits Trans, 100 Magellan Way
       KW1C, Covington KY 41015-1987                                                     7,869,858.181               55.68%

  **   American Trust Co FBO Of American Express Trust Retirement Service Plans,
       PO Box 534 Minneapolis MN 55440-0534                                              1,366,158.278                9.67%

       First union National Bank, 401 S Tryon St FRB-3, Mail Code: CMG-2-1151,
       Charlotte NC 28202-1934                                                             836,884.197                5.92%
       The Reynolds and Reynolds Company 401K Savings Plan C/O the Chase
       Manhattan Bank As Trustee, PO Box 419784, Kansas City MO 64141-6784               1,880,112.006               13.30%

       Class A

       MLPF&S for the Sole Benefit of its Customers, Attn Fund Admn/ #97M, 4800
       Deer Lake Dr E FL 3, Jacksonville FL 32246-6484                                   4,098,403.748               37.98%

       Prudential Securities Inc. FBO Prudential Retirement Services
       Administrator for Plan S005011 NYC Health & Hospital Corp, PO Box 9999
       Scranton PA18507-7207                                                             1,000,633.885                9.27%

       Prudential Securities Inc. FBO Prudential Retirement Services
       Administrator for Plan 006052 Hughes, Hubbard & Reed, LLP, 30 Scranton
       Office Park, Scranton PA 18507-1755                                                 559,176.179                5.18%

       Class B

  **   Citigroup Global Markets, Inc., Attn Cindy Tempesta 7th FL, 333 West 34th
       St, New York NY 10001-2483                                                          535,151.994               10.83%

  **   MLPF&S for the Sole Benefit of its Customers, Attn Fund Admn/ #97M, 4800
       Deer Lake Dr E FL 3, Jacksonville FL 32246-6484                                     751,902.067               15.21%

  **   Morgan Stanley, Attn Mutual Fund Operations, 3 Harborside Plaza 6th Fl,
       Jersey City NJ 07311                                                                406,611.377                8.23%

       Class C

  **   Citigroup Global Markets, Inc., Attn Cindy Tempesta 7th FL, 333 West 34th
       St, New York NY 10001-2483                                                          708,486.160               10.44.%

  **   MLPF&S for the Sole Benefit of its Customers, Attn Fund Admn/ #97M, 4800
       Deer Lake Dr E FL 3, Jacksonville FL 32246-6484                                   1,251,922.742               18.45%

       Class D

  **   Charles Schwab & Co Inc Special Custody Accounts FBO Customers, Attn
       Mutual Funds 101 Montgomery St, San Francisco CA94104-4122                          174,635.371               62.63%

  **   NFSC FEBO FMT Co Cust IRA Rollover FBO David C Corson, 125 Richmond Hill
       Ct, Williamsburg VA 23185                                                            18,373.675                6.59%

       Class R

       PIMCO Advisors LP Attn Vinh Nguyen, 888 San Clemente Dr STE 100, Newport
       Beach CA 92660                                                                          786.164               32.26%

       Kawakami Gonzalez TEE AFL-CIO Laundry & Dry Cleaning Int'l Union Def
       Benefit Plan & Trust Local 52 DTD 12-21-94, 920 So Alvarado St, Los
       Angeles CA 90006                                                                      1,381.878               63.74%


       PIMCO CCM Emerging Companies Fund
       ---------------------------------
       Institutional Class

  **   MAC & Co Mutual Fund Operations, PO Box 3198, Pittsburgh PA 15230-3198            1,682,142.876               11.01%

       Charles Schwab & Co Inc Special Custody Account for the Exclusive Benefit
       of Our Customers, Attn Mutual Fund Dept, 101 Montgomery St, San Francisco
  **   CA 94104-4122                                                                     1,865,346.132               12.21%

       The Northern Trust Co TTEE Toyota Directed Retirement Trust, PO Box 92956         2,660,946.991               17.42%

  **   Bost & Co Mutual Fund Operations, PO Box 3198, Pittsburgh PA 15230-3198           1,244,867.795                8.15%

  **   MAC & Co Mutual Fund Operations, PO Box 3198, Pittsburgh PA 15230-3198            1,730,650.381               11.33%

       University of Southern California, Attn Treasurers Office, 840 Childs Way
       BKS 402, Los Angeles CA 90089-0048                                                2,001,273.462               13.10%

  **   LPL FBO LPL Customers, Attn Mutual Fund Operations, PO Box 50946, San
       Diego Ca 92150-9046                                                                 789,068.538                5.17%

       Administrative Class

  **   New York Life Trust Company, 51 Madison Ave Room 117A, New York NY
       10010-1603                                                                          134,376.248                5.26%

  **   Wells Fargo Bank MN NA FBO Retirement Plan Services, PO Box 1533,
       Minneapolis MN 55480-1533                                                           498,378.326               19.51%

       GE Financial Trust Company FBO Omnibus/GE Financial CAP MGMT, 2425 EB
       Camelback Road Suite 530, Phoenix AZ 85016                                        1,733,877.191               67.88%

       PIMCO CCM Focused Growth Fund
       -----------------------------
       Institutional Class

       Allianz Dresdner Asset Management of America L.P., Attn Donna Franklin,
       888 San Clemente Dr Ste 100, Newport Beach Ca 92660-6367                            322,664.453               98.17%


       PIMCO CCM Mid Cap Fund
       ----------------------
       Institutional Class

  **   FIIOC as Agent for certain Employee Benefits Trans, Attn Joseph
       Flannery, 100 Magellan way KW1C, Covington KY 41015-1987                            803,529.012                5.83%
       Charles Schwab & Co Inc Special Custody Account for the Exclusive Benefit
  **   of Our Customers, 101 Montgomery St., San Francisco CA 94104-4122                 1,586,965.885               11.52%

       Regents of the University of Colorado, 4840 Pearl East Circle Suite 103,
       Boulder CO 80301-2408                                                               731,728.460                5.31%

       State Street Bank and Trust FBO Southcoast Health System Inc, PO Box
       9014, Church St. Station, New York NY 10008                                         862,045.154                6.26%

       Administrative Class

  **   FIIOC as Agent for certain Employee Benefits Trans, Attn Joseph
       Flannery, 100 Magellan way KW1C, Covington KY 41015-1987                          5,159,404.512               72.84%

  **   New York Life Trust Company, 51 Madison Avenue Room 117A, New York NY
       10010-1603                                                                          424,213.119                5.99%

       Class A

  **   MLPF&S for the Sole Benefit of its Customers, Attn Fund Admn/ #97M, 4800
       Deer Lake Dr E FL 3, Jacksonville FL 32246-6484                                   1,181,688.371               18.46%

  **   Morgan Stanley, Attn Mutual Fund Operations, 3 Harborside Plaza 6th FL,
       Jersey City NJ 07311                                                              1,317,987.757               20.59%

       Class B

  **   Citigroup Global Markets, Inc., Attn Cindy Tempesta 7th FL, 333 West 34th
       St, New York NY 10001-2483                                                          276,420.466                8.25%

  **   MLPF&S for the Sole Benefit of its Customers, Attn Fund Admn/ #97M, 4800
       Deer Lake Dr E FL 3, Jacksonville FL 32246-6484                                     409,279.094               12.22%

  **   Morgan Stanley, Attn Mutual Fund Operations, 3 Harborside Plaza 6th Fl,
       Jersey City NJ 07311                                                                254,314.485                7.59%

       Class C

  **   Citigroup Global Markets, Inc., Attn Cindy Tempesta 7th FL, 333 West 34th
       St, New York NY 10001-2483                                                          349,327.827                8.12%

  **   MLPF&S for the Sole Benefit of its Customers, Attn Fund Admn/ #97M, 4800
       Deer Lake Dr E FL 3, Jacksonville FL 32246-6484                                     442,911.374               10.29%

       Class D

  **   Charles Schwab & Co Inc Special Custody Accounts FBO Customers Attn
       Mutual Funds, 101 Montgomery St, San Francisco CA 94104-4122                        567.651.947               84.00%

       Class R

       Reliance Trust Co Cust FBO City of Glenwood Springs 401K, PO Box 48529,
       Atlanta GA 30362                                                                      1,075.979               24.08%

       MCB Trust Services FBO Art-Kraft Sign CO Inc 401K, 1380 Lawrence St Suite
       1400, Denver CO 80204                                                                   285.727                6.39%

       Circle Trust Company Cust FBO Intermodal Sales Corp 401K Plan, Metro
       Center, One Station Place, Stamford CT 06902                                            562.176               12.58%
       Kawakami Gonzalez TEE AFL-CIO Laundry & Dry Cleaning Int'l Union Def
       Benefit Plan & Trust Local 52 DTD 12-21-94, 920 So Alvarado St, Los
       Angeles CA 90006                                                                      1,113.916               24.93%

       Ervin William TTEE Hat Rack Productions Inc PSP, 133 Beekman St #303, New
       York NY 10038-2002                                                                      636.507               14.24%

       PIMCO Advisors LP Attn Vinh Nguyen, 888 San Clemente Dr STE 100, Newport
       Beach CA 92660                                                                          641.849               14.36%


       PIMCO Core Equity Fund
       ----------------------
       Institutional Class

       Allianz Dresdner Asset Management of America L.P., Attn Donna Franklin,
       888 San Clemente Dr Ste 100, Newport Beach CA 92660-6367                            100,000.000*             100.00%


       PIMCO Disciplined Value Fund
       ----------------------------
       Institutional Class

       Allianz Dresdner Asset Management of America L.P., Attn Donna Franklin,
       888 San Clemente Dr Ste 100, Newport Beach CA 92660-6367                            100,000.000*             100.00%


       PIMCO International Value Fund
       ------------------------------
       Institutional Class

       Allianz Dresdner Asset Management of America L.P., Attn Donna Franklin,
       888 San Clemente Dr Ste 100, Newport Beach CA 92660-6367                             99,000.000*             100.00%


       PIMCO Large Cap Value Fund
       --------------------------
       Institutional Class

       Allianz Dresdner Asset Management of America L.P., Attn Donna Franklin,
       888 San Clemente Dr Ste 100, Newport Beach CA 92660-6367                             99,000.000*             100.00%


       PIMCO Mid Cap Value Fund
       ------------------------
       Institutional Class

       Allianz Dresdner Asset Management of America L.P., 888 San Clemente Dr
       Ste 100, Newport Beach CA 92660-6367                                                100,000.000*             100.00%


       PIMCO MMS NFJ International Value
       ---------------------------------
       Institutional Class

       Chris Najork Linda Najork JT Ten Wros NOT TC, 1632 Promontory Dr, Cedar
       Hill TX 75104-1529                                                                   15,806.462               13.53%

       Allianz Dresdner Asset Management of America L.P., 888 San Clemente Dr
       STE 100, Newport Bach CA 92660-6367                                                 101,055.978               86.47%


       PIMCO NACM Core Equity Fund
       ---------------------------
       Institutional Class

       Allianz Dresdner Asset Management of America L.P., 888 San Clemente Dr
       Ste 100, Newport Beach CA 92660-6367                                                196,876.201*             100.00%

       Administrative Class

       Allianz Dresdner Asset Management of America L.P., 888 San Clemente Dr
       Ste 100, Newport Beach CA 92660-6367                                                  1,008.635              100.00%

       Class A

       A G Edwards & Sons Custodian For Larry G Beaumont Rollover IRA Account
       3515 Marigold Ct, College Stat TX 77845                                               2,377.966               11.93%

       NFSC FEBO Julie M Pavri, 717 Ash Ridge Road Waleska GA 30183                          1,319.876                6.62%

  **   LPL Financial Services, 9785 Towne Centre Drive, San Diego CA 92121                   2,029.221               10.18%

       Stephens Inc, 111 Center St, Little Rock, AR 72201                                    1,881.544                9.44%

  **   LPL Financial Services, 9785 Towne Centre Drive, San Diego CA 92121                   1,537.279                7.71%

       NFSC FEBO IDA E McMullen, Kelly Anne Berkau Barss, 169 Saratoga blvd.,
       Saratoga Springs NY 12866                                                             2,166.490               10.87%

**    LPL Financial Services, 9785 Towne Centre Drive, San Diego CA 92121                       1,383,107             6.94%

      Class B

      BSDT Cust Rollover IRA FBO David Fitzpatrick, 10 Nod Brook Rd, Wallingford
      Ct, 06492-0000                                                                            1,758.548             6.23%

      Bear Stearns Securities Corp. , 1 Metrotech Center North, Brooklyn NY 11201-3859          4,889.425            17.33%

      William R Ciota Jr And Adrean Ciota JTWROS, 3029 N. Luna, Chicago IL 60641-0000           1,592.430             5.64%

**    MLPF&S for the Sole Benefit of its Customers, Attn Fund Admn/ #97M, 4800
      Deer Lake Dr E FL 3, Jacksonville FL 32246-6484                                          14,098.750            49.96%

      A G Edwards & Sons Inc C/F Bonnie Farmer Rollover  IRA Account, 71 Rose St,
      Hodgenville KY 42748                                                                      1,426.165             5.05%

      Class C

      US Clearing Corp, 26 Broadway, New York NY 10004-1798                                       887.000             5.33%

      First Clearing Corporation, R Helms and 1287 Lake Trace Cove Hoover AL 35244              2,453.144            14.75%

      BSDT Cust Roth IRA FBO Carol Pavuk, 2783 Terrwood Dr East, Macungie, PA 18062-0000          844.109             5.07%

      First Clearing Corporation, Earl S Villone IRA 2604 Robyns Glen Dr Charlotte
      NC 28269-0661                                                                             1,305.130             7.84%

      First Clearing, LLC Lawrence Tribble 3290 Ridge Rd, Buford GA 30519                         846.000             5.09%

      Susan M Finis 169 N Grove Ave #6C, Oak Park IL 60301-0000                                   892.061             5.36%

**    MLPF&S for the Sole Benefit of its Customers, Attn Fund Admn/ #97M, 4800 Deer
      Lake Dr E FL 3, Jacksonville FL 32246-6484                                                3,060.491            18.40%

**    LPL Financial Services, 9785 Towne Centre Drive, San Diego CA 92121                       1,348.229             8.10%

      Class D

      Allianz Dresdner Asset Management of America LP, Attn Donna Franklin, 888
      San Clemente Dr Ste 100, Newport Beach CA 92660                                           1,007.839           100.00%


      PIMCO NACM Flex-Cap Value Fund
      ------------------------------
      Institutional Class

      Allianz Dresdner Asset Management of America L.P., Attn Donna Franklin, 888
      San Clemente Dr Ste 100, Newport Beach CA 92660-6367                                     96,861,202*           100.00%

      Administrative Class

      Allianz Dresdner Asset Management of America L.P., Attn Donna Franklin, 888
      San Clemente Dr Ste 100, Newport Beach CA 92660-6367                                      1,018.624*          100.00%

      Class A

      NFSC FEBO #AEW NFS/FMTC IRA FBO Alfred B Brydon, 2815 24th Ave, Marion IA 52302           2,879.888       6.49%

      A G Edwards & Sons INC C/F Joanna J. Reynolds IRA Account, 17624 Alexandra
      Way, Grass Valley CA 95949-7183                                                           6,012.135      13.54%

      A G Edwards & Sons INC C/F Richard S. Reynolds IRA Account, 17624 Alexandra
      Way, Grass Valley CA 95949-7183                                                           4,761.905      10.73%

      A G Edwards & Sons INC C/F Paul W. Porter IRA Account, 17624 Alexandra Way,
      Grass Valley CA 95949-7183                                                                2,510.707       5.66%

      First Clearing, LLC, John O Pickett Jr and 425 Worth Avenue PHA, Palm Beacg
      FL 33480                                                                                  7,692.308      17.33%

      First Clearing, LLC, Edgardo Reynoso IRA Rollover, 459 Buffalo Court Way,
      West New York NJ 07093                                                                    8,320.189      18.74%

      Class B

      BSDT Cust 403 B Plan St Lukes Hospital FBO Mary Rose Berfield, 1612 Harding
      Circle, Whitehall PA 18052-0000                                                             655.941       5.66%

**    MLPF&S for the Sole Benefit of its Customers, Attn Fund Admn/ #97M, 4800
      Deer Lake Dr E FL 3, Jacksonville FL 32246-6484                                           1,971.619      17.02%

      BSDT Cust 403-B Plan St Lukes Hospital FBO Debra A Snyder, 4614 Winding
      Rd, New Tripoli PA 18066-3336                                                               658.136       5.68%

      BSDT Cust 403 B Saucon Valley School District FBO Louise L Trexler, 1893
      Jeanine Way, Hellertown PA 18055                                                          1,589.898      13.73%

      Joseph A Kopasz and Mary Kopasz JTWROS, 63 Keron Drive, Shelton CT 06484-0000               758.150       6.55%

      First Clearing, LLC A/C Shirley Watson (IRA) FCC As Custodian, 3217 Wilkie Road,
      Louisville KY 40216-1957                                                                    702.179       6.06%

      RBC Dain Rauscher Custodian Barbara Bain A+ Property MGT SEP/IRA, 6718 Hwy 9,
      Felton CA 95018                                                                             634.201       5.48%

      BSDT Cust Rollover IRA FBO Douglas Dickens, 57 Scarborough Fair, Berlin
      CT 06037-0000                                                                             1,138.895       9.83%

      Dain Rauscher Inc FBO Sheryl Brandt Estate of John Thomas Brandt, 16 Purple
      Hills Court, Scotts Valley CA 95066                                                         812.842       7.02%

      Class C

**    MLPF&S for the Sole Benefit of its Customers, Attn Fund Admn/ #97M, 4800
      Deer Lake Dr E FL 3, Jacksonville FL 32246-6484                                           7,388.456      21.16%

      Jesus Eduardo Nieto-Reyes 2188 Redwood Cir NE, Palm Bay FL 32905-0000                     1,909.491       5.47%

      BSDT Cust Rollover IRA FBO Cresy M O'Reily, 16730 Almaden Dr, Fontana CA 92336-5107       2,471.010       7.08%

      H&R Block Financial Advisors, The Dime Building, 719 Griswold St, Ste 1700, Detroit
      MI 48226                                                                                  3,122.560       8.94%

      Margaret A Hrdina, 153 Gallows Hills Rd, Redding CT 06896-0000                            3,594.272      10.29%

      A G Edwards & Sons Inc FBO Doris H Holan, One North Jefferson, St Louis MO 63103-2287     4,608.295      13.20%

      Class D

      Allianz Dresdner Asset Management of America LP, Attn Donna Franklin, 888 San
      Clemente Dr Ste 100, Newport Beach CA 92660                                                1,017.859        44.09%

      USAA Investment Management CO, 9800 Fredericksburg road San Antonio                          791.766        34.30%

      USAA Investment Management CO, 9800 Fredericksburg road San Antonio                          225.734         9.78%

      Scottrade Inc (FBO) Mark Mcculloch Rollover IRA, PO Box 31759, St Louis MO 63131-0759        196.232         8.50%


      PIMCO NACM Global Fund
      ----------------------
      Institutional Class

      Allianz Dresdner Asset Management of America L.P., Attn Donna Franklin, 888
      San Clemente Dr Ste 100, Newport Beach CA 92660-6367                                      95,450.524*      100.00%

      Administrative Class

      Allianz Dresdner Asset Management of America L.P., Attn Donna Franklin, 888
      San Clemente Dr Ste 100, Newport Beach CA 92660-6367                                       1,003.774       100.00%

      Class A

      NFSC FEBO NFS/FMTC Rollover IRA FBO Christina A Gerardi, 2 Hungerford Rd Albany
      NY 12203                                                                                   2,061.514        17.04%

      BSDT Cust Rollover IRA FBO Victor Rompa, 836 Woodside Dr East, Griffith IN
      46319-0000                                                                                   648.585         5.36%

      A G Edwards & Sons Ic C/F Ronnie Hauptman IRA Account, 10954 East Crestline Ave,
      Englewood Co 80111-3802                                                                      718.907         5.94%

      Jay E Shively and Pamela L Shively JTWROS, 1328 Freedom PKWY, Winona Lake IN
      46590-5794                                                                                   826.646         6.83%

      Allianz Dresdner Asset Management of America LP, Attn Donna Franklin, 888 San
      Clemente Dr Ste 100, Newport Beach CA 92660                                                1,003.237         8.29%

      BSTD Cust Rollover IRA FBO, Enrico J Gatto, 126 Omega Cir, Wernersville PA 19565-0000        759.878         6.28%

      Class B

      First Clearing Corporation, James J Kelley IRA Roxbury Managed, 14112 Southshore Rd,
      Midlothian VA 23112-2048                                                                   4,512.903        15.22%

      Jonathan H Blumenfeld, PO Box 4250 Wallingford CT 06492                                    1,622.616         5.47%

**    MLPF&S for the Sole Benefit of its Customers, Attn Fund Admn/ #97M, 4800 Deer Lake
      Dr E FL 3, Jacksonville FL 32246-6484                                                      3,348.632        11.29%
      Morgan Keegan & Company, Inc./\ FBO Associated Plumbing-Heating-COO Contractors of
      Texas-Long Term Acct, Attn: Nancy Jones, CAE, 505 E. Huntland Ste 170, Austin TX 78752     5,775.076        19.48%

      A.G. Edwards & Sons, Inc. C/F Robert J. Mccall IRA Account, One North Jefferson,
      St. Louis, MO 63103-2287                                                                   2,122.241         7.16%

     Class C

     BSDT Cust IRA FBO Terry L Otting, PO Box 206 Hesperia MI 49421-0000                            2,127.016     10.35%

     Raymond James & Assoc Inc FBO Keever James, 880 Carillon Pkwy, ST Petersburg FL 33716          1,809.912      8.81%

     Vikram H Kaji 1900 Yardley Rd, Yardley PA 19067-0000                                           1,693.887      8.24%

     Vikram H Kaji TTEE Mercer OB-GYN Assoc Pension Plan, 1900 Yardley Rd, Yardley PA 19067         3,355.705     16.33%

     MLPF&S for the Sole Benefit of its Customers, Attn Fund Admn/ #97M, 4800 Deer Lake Dr
     E FL 3, Jacksonville FL 32246-6484                                                             2,829.953     13.77%

     Joel L Vittori TR UA Jan 01 72 AAA South Jersey Pen Pl, PO Box 4250, Wallingford CT 06492      1,517.255      7.38%

     Class D

     Allianz Dresdner Asset Management of America LP, Attn Donna Franklin, 888 San Clemente
     Dr Ste 100, Newport Beach CA 92660                                                             1,002.998     86.86%

     National Investor Services, 55 Water Street, 32nd Floor, New York NY 10041-3299                  151.709     13.14%

     Class R

     Allianz Dresdner Asset Management of America LP, Attn Donna Franklin, 888 San Clemente
     Dr Ste 100, Newport Beach CA 92660                                                               961.538    100.00%


     PIMCO NACM Growth Fund
     ----------------------
     Institutional Class

     Allianz Dresdner Asset Management of America L.P., Attn Donna Franklin, 888 San Clemente
     Dr Ste 100, Newport Beach CA 92660-6367                                                       95,000.000*   100.00%

     Administrative Class

     Allianz Dresdner Asset Management of America L.P., Attn Donna Franklin, 888 San Clemente
     Dr Ste 100, Newport Beach CA 92660-6367                                                        1,000.000*   100.00%

     Class A

     Raymond James & Assoc Inc FBO Burgess, 880 Carillon Pkwy, 880 Carillon Pkwy, ST Petersburg
     FL 33716                                                                                       8,620.690     32.27%

     First Clearing Corporation, Camilla R Nielsen IRA, 1550 S Shields Dr, Waukegan IL 60085-8307   1,560.929      5.84%

     Raymond James & Assoc Inc FBO Bright Rev Trust, 880 Carillon Pkwy, St Petersburg FL 33716      2,545.014      9.53%

     Southwest Securities Inc FBO Warren B Yardley SWS Securities Inc As IRA Rollover Custodian,
     PO Box 509002, Dallas TX 75250                                                                 1,952.000      7.31%

     Class B

     Wexford Clearing Services Corp, FBO Adina Dreyfuss & Daniel Dreyfuss & Gideon Dreyfuss JT
     Ten, PO Box 178, Kingston RI 02881-0178                                                        3,673.201     12.22%

        McDonald Investments Inc, 4900 Tiedeman Road, Brooklyn OH 44144                                     2,131.287        7.09%

  **    MLPF&S for the Sole Benefit of its Customers, Attn Fund Admn/ #97M, 4800 Deer Lake Dr E FL 3,
        Jacksonville FL 32246-6484                                                                          4,309.737       14.34%

  **    Bear Stearns Securities Corp, 1 Metrotech Center North, Brooklyn NY 11201-3859                      4,589.227       15.27%

        Class C

        BSDT Cust IRA FBO Victor H Campbell, 8640 Glenroy Way, Sacramento CA 95826-1747                     2,371.855       14.11%

        BSDT Cust IRA FBO Helen R Vandegrift, 1826 N. Vineyard Ave APT B, Ontario CA 91764-1206             1,581.670        9.41%

  **    MLPF&S for the Sole Benefit of its Customers, Attn Fund Admn/ #97M, 4800 Deer Lake Dr E FL 3,
        Jacksonville FL 32246-6484                                                                          3,296.608       19.61%

        Kurt B Young and Paula D Young JTWROS, 3778 Layfield Rd, Pennsburg PA 18073-0000                      852.515        5.07%

        Lincoln Trust Co Trust FBO Carl Koutsky, PO Box 5831, Denver CO 80217-5831                          3,210.269       19.10%

  **    LPL Financial Services, 9785 Towne Centre Drive, San Diego CA 92121-1968                              938.274        5.58%

  **    Fiserv Securities, Inc, Attn: Mutual Funds, One Commerce Square, 2005 Market Street Suite 1200,
        Philadelphia, PA 19103                                                                                888.889        5.29%

        Class D

        Allianz Dresdner Asset Management of America LP, Attn Donna Franklin, 888 San Clemente Dr Ste 100,
        Newport Beach CA 92660                                                                              1,000.000*     100.00%


        PIMCO NACM International Fund
        -----------------------------
        Institutional Class

        Allianz Dresdner Asset Management of America L.P., Attn Donna Franklin, 888 San Clemente Dr
        Ste 100, Newport Beach CA 92660-6367                                                              292,194.944*     100.00%

        Administrative Class

        Allianz Dresdner Asset Management of America L.P., Attn Donna Franklin, 888 San Clemente Dr
        Ste 100, Newport Beach CA 92660-6367                                                                1,017.053      100.00%

        Class A

        NFSC FEBO, BK One NA FBO John Puoci IRRV TR DTD 2/5/03, 440 S LA Salle #3100 Chicago, IL 60605      8,765.230       20.29%

        Bear Stearns Securities Corp, 1 Metrotech Center North Brooklyn NY 11201-3859                       2,930.329        6.78%

        Raymond James & Assoc Inc FBO Burgess, H, 880 Carillon PKWY, ST Petersburg FL 33716                 9,560.229       22.13%

  **    MLPF&S for the Sole Benefit of its Customers, Attn Fund Admn/ #97M, 4800 Deer Lake Dr E FL 3,
        Jacksonville FL 32246-6484                                                                         12,000.726       27.78%

      Class B

      BSDT Cust Rollover IRA FBO David R Rath Jr, 3047 N Peary, Arlington VA 22207-0000                   1,231.960        6.21%

**    LPL Financial Services A, 9785 Towne Centre Drive, San Diego CA 92121-1968                          1,053.159        5.31%

      Raymond James & Assoc inc FBO Fries Thomas, 880 Carillon Pkwy, ST Petersburg FL 33716               3,510.532       17.70%

      Raymond James & Assoc inc FBO Fries Thomas, 880 Carillon Pkwy, ST Petersburg FL 33716               1,312.730        6.62%

      US Clearing Corp, 26 Broadway, New York NY 10004-1798                                               1,156.337        5.83%

**    MLPF&S for the Sole Benefit of its Customers, Attn Fund Admn/ #97M, 4800 Deer Lake Dr
      E FL 3, Jacksonville FL 32246-6484                                                                  3,375.609       17.02%

      Allianz Dresdner Asset Management of America LP, Attn Donna Franklin, 888 San Clemente
      Dr Ste 100, Newport Beach CA 92660                                                                  1,013.002        5.11%

      Delaware Charter GTY Trust TR Barbara J Wright R/O, 20 Meadowlark Cir, Fairfield TN,
      350 North Clark St, Chicago IL 60610-4796                                                           4,050.145       20.42%

      Class C

      Fahnestock & Co. Inc. F/B/O Vivian Fabro Keenan Trust Vivian Fabro Keenan TTEE, 100 E
      Bellevue Unit 9C, Chicago IL 60611-5178                                                             4,798.000        5.91%

      Class D

      Allianz Dresdner Asset Management of America LP, Attn Donna Franklin, 888 San Clemente
      Dr Ste 100, Newport Beach CA 92660                                                                  1,016.227      100.00%

      Class R

      Allianz Dresdner Asset Management of America LP, Attn Donna Franklin, 888 San Clemente Dr Ste
      100, Newport Beach CA 92660                                                                         1,060.445       21.90%
      Kawakami Gonzalez TTEE AFL-CIO Laudry & Dry Cleaning Int'l Union Def Benefit Plan & Trust Local
      52 DTD 12-21-94, 920 So Alvarado St, Los Angeles CA 90006                                           3,781.233       78.10%


      PIMCO NACM Pacific Rim Fund
      ---------------------------
      Institutional Class

      Allianz Dresdner Asset Management of America L.P., Attn Donna Franklin, 888 San Clemente Dr
      Ste 100, Newport Beach CA 92660-6367                                                              875,656.743*      98.77%

      Class B

      MLPF&S for the Sole Benefit of its Customers, Attn Fund Admn/ #97M, 4800 Deer Lake Dr E FL 3,
      Jacksonville FL 32246-6484                                                                         18,665.572       12.09%

      BSDT Cust Rollover IRA FBO Denise J Bernstein, 20910 41st Ave Apt 6P, Bayside NY 11361-1908        14,641.843        9.48%

**    Pershing LLC, PO Box 2052, Jersey City, NJ 07303-9998                                               9,742.378        6.31%

**    Pershing LLC, PO Box 2052, Jersey City, NJ 07303-9998                                              14,880.952        9.64%

     Class C

     BSDT Cust IRA FBO, Paul K Kugler, 92 North Grove St, East Aurora NY 14052-0000                         42,076.442       17.44%

**   MLPF&S for the Sole Benefit of its Customers, Attn Fund Admn/ #97M, 4800 Deer Lake Dr E FL
     3, Jacksonville FL 32246-6484                                                                          63,154.340       26.18%

     Patricia Gibson & Dale T Gibson JT Ten Wros Not TC, 5475 Chaison 23 5 Rd, Gladstone MI 49837-1014      13,868.613        5.75%

**   Pershing LLC, PO Box 2052, Jersey City, NJ 07030-9998                                                  18,502.687        7.67%

     Class D

**   National Investor Services, 55 Water Street 32 Floor, New York NY 10041-3299                           26,530.111       90.40%


     PIMCO NACM Value Fund
     ---------------------
     Institutional Class

     Allianz Dresdner Asset Management of America L.P., Attn Donna Franklin, 888 San Clemente Dr Ste 100,
     Newport Beach CA 92660-6367                                                                            96,454.904*     100.00%


     Administrative Class

     Allianz Dresdner Asset Management of America L.P., Attn Donna Franklin, 888 San Clemente Dr Ste 100,
     Newport Beach CA 92660-6367                                                                             1,014.342*     100.00%

     Class A

**   USBANCORP Piper Jaffray, U S Bancorp Center, 800 Nicollet Mall, Minneapolis, MN 55402                   5,372.954       15.46%

     Dain Rauscher Inc FBO Isaias Sudit, 6926 Royal Orchid Circle, Delray Beach FL 33446                    10,032.103       28.86%

     A G Edwards & Sons Inc FBO B C Creed & R W Creed, One North Jefferson, St Louis MO 63103-2287           3,260.134        9.38%

     Jack Snavely TTEE Jack Snavely Revocable Trust DTD 7/6/00, 7903 Estero Blvd Estero Blvd #805,
     FT Myers Beach FL 33931                                                                                 2,091.866        6.02%

     Class B

     First Clearing , LLC,  Edgardo Reynoso IRA Rollover, 459 Buffalo Court Way, West New York NJ 07093      2,224.864        7.25%

     NFSC FEBO, James E Walker Jr Rosemary A Walker, 17 Honey Hollow Rd, Queensbury NY 12804                 4,040.116       13.16%

**   MLPF&S for the Sole Benefit of its Customers, Attn Fund Admn/ #97M, 4800 Deer Lake Dr E FL
     3, Jacksonville FL 32246-6484                                                                           5,194.672       16.93%

     Wells Fargo Investments LLC, 608 Second Avenue South 8th Fl, Minneapolis, MN 55402                      4,194.631       13.67%

     First Clearing Corporation, Ronald F Rosati Tod Registration, 78 Marylebone High Ste 321 London         1,692.860       5.52%


     Class C

**   MLPF&S for the Sole Benefit of its Customers, Attn Fund Admn/ #97M, 4800 Deer Lake Dr E FL 3,
     Jacksonville FL 32246-6484                                                                              2,669.124       7.73%

     First Clearing Corporation, Diego Mesa IRA R/O FCC as Custodian, 21605 E Laurel Ct, Walnut
     CA 91789-1444                                                                                           1,776.554       5.15%

     Yvonne & William Straziscar Straziscar Family Trust DTD 7/7/97, 3924 S Holland Dr Flagstaff AZ 86001    1,943.517       5.63%

     Robert W Baird & Co. Inc, 777 East Wisconsin Avenue, Milwaukee WI 53202-5391                            4,108.463      11.90%

     Class D

     Allianz Dresdner Asset Management of America LP, Attn Donna Franklin, 888 San Clemente Dr Ste 100,
     Newport Beach CA 92660                                                                                  1,013.544     100.00%


     PIMCO NFJ Basic Value Fund
     --------------------------
     Institutional Class

     Mark S Geller DDS Inc Profit Sharing Trust, 1220 Coit Road #108, Plano TX 75075-7757                   15,992.472       8.56%
     Charles Schwab & Co Inc Special Custody Account for the Exclusive Benefit of Our Customers, 101
**   Montgomery Street, San Francisco CA 94104-4122                                                         15,460.513       8.28%

     Sue Roberts Sloan C/O Kirkpatrick, Mathis & Co, 5001 LBJ Freeway Way Suite 350, Dallas Tx 75244        11,603.266       6.21%

     Sydney Teague, 8721 Mendocino Dr, Austin TX 78735-1421                                                 13,350.133       7.15%

     Residuary Trust U/W/O Matthew C Roberts III C/O LBJ Fwy Ste 350, Dallas TX 75244-6171                  11,081.203       5.93%

     Charles Hutto DDS Target Benefit Pl, 430 N High, Henderson TX 75652-5910                               14,060.575       7.53%
     Northern Trust Co As Trustee FBO UBS Painewebber 401K & Savings Plan Master Trust -DV DV Control,
     PO Box 92994, Chicago IL 60675-2994                                                                    22,922.538      12.27%

**   Mitra & Co C/O Marshall & Ilsley Trust CO, PO Box 2977, Milwaukee WI 53201-2977                        49,533.094      26.51%


     Class A

     Pershing LLC, PO Box 2052, Jersey City NJ 07303-9998                                                    8,207.348      11.25%


     Class B

     Raymond James & Assoc Inc FBO Albouy TR #3, 880 Carillon Pkwy, St Petersburg FL 33716                   3,511.623      11.62%

**   MLPF&S for the Sole Benefit of its Customers, Attn Fund Admn/ #97M, 4800 Deer Lake Dr E FL
     3, Jacksonville FL 32246-6484                                                                           2,370.746       7.84%

     BSDT Cust Rollover IRA FBO Larry W Snider, 4212 Tomahawk Dr, Sand Springs OK 74063                      1,920.830       6.35%

     BSDT Cust IRA FBO Larry L Sargent, 203 Gardenia Ln, Jasper, IN 47546                                     1,642.922      5.44%

**   LPL Financial Services, 9785 Towne Centre Drive San Diego CA 92121-1968                                  2,165.334      7.16%

     Class C

     NFSC FEBO Constantine Alexander, 3 Whittier St, Cambridge MA 02140                                       6,671.287      7.27%

     NFSC FEBO Paul Randall/Susan Randall, 79 East Main Street, Leroy, NY 14482                               5,947.077      6.48%

**   MLPF&S for the Sole Benefit of its Customers, Attn Fund Admn/ #97M, 4800 Deer Lake Dr E FL
     3, Jacksonville FL 32246-6484                                                                             5,961.534     6.49%

     Class D

     Allianz Dresdner Asset Management of America LP, Attn Donna Franklin, 888 San Clemente Dr Ste
     100, Newport Beach CA 92660                                                                                939.486     99.99%


     PIMCO NFJ Equity Income Fund
     ----------------------------
     Institutional Class


     Northern Trust Company TTEE FBO A M Castle & CO Employees Pension Plan Equity Segment, PO Box
     92956, Chicago IL 60675-2956                                                                         1,206,761.053     35.30%

**   Stetson & Co, 171 N. Clark St Fl 10, Chicago IL 60601-3306                                             794,621.579     23.25%
     Charles Schwab & Co Inc Special Custody Account For the Exclusive Benefit of Our Customers,
     101 Montgomery Street, San
**   Francisco CA 94104-4122                                                                                272,967.282      7.99%

     Northern Trust Company As Cust FBO Dallas Symphony, PO Box 92956, Chicago IL 60675-2956                236,784.769      6.93%

     Administrative Class

     First Union National Bank, 401 S Tryon St FRB-3 ATT CMG Fiduciary OP Fund GR, CMG-2-1151,
     Charlotte NC 28202-1934                                                                               105,414.178     100.00%

     Class A

**   MLPF&S for the Sole Benefit of its Customers, Attn Fund Admn/ #97M, 4800 Deer Lake Dr E FL
     3, Jacksonville FL 32246-6484                                                                         227,588.773       9.43%

     Class B

**   MLPF&S for the Sole Benefit of its Customers, Attn Fund Admn/ #97M, 4800 Deer Lake Dr E FL
     3, Jacksonville FL 32246-6484                                                                         298,956.993      16.68%

     Class C

**   MLPF&S for the Sole Benefit of its Customers, Attn Fund Admn/ #97M, 4800 Deer Lake Dr E FL
     3, Jacksonville FL 32246-6484                                                                         520,129.048      18.81%

**   Citigroup Global Markets, Inc., Attn Cindy Tempesta 7th Fl, 333 West 34th St, New York NY 1000-2483   168,236.461       6.09%

     Class D

**   National Investor Services, 55 Water Street 32 Floor, New York NY 10041-3299                               2,654.662    66.98%

     Sarah I Springer, 12722 Princeton Rd, Huntsburg OH 44046-9795                                                237.304     5.99%

     Thomas G Newman & Christine L Newman JTWROS, 34 Dahlia St Warwick RI 02888-5116                              321.431     8.11%

     BSDT Cust IRA Cust for the IRA of John W Garner Jr, 502 Parside PL, INDN HBR BCH FL 32937-4809               749.826    18.92%

     Class R

     Allianz Dresdner Asset Management of America LP, Attn Donna Franklin, 888 San Clemente Dr Ste 100,
     Newport Beach CA 92660                                                                                     1,036.380    64.59%

     MCB Trust Services Cust. FBO, Aart-Kraft Sign Co Inc 401K, 700 17th St Suite 300, Denver CO 80202            493.623    30.76%


     PIMCO NFJ Large-Cap Value
     -------------------------
     Institutional Class

     Chris Najork Linda Najork JT Ten Wros Not TC, 1632 Promontory Dr., Cedar Hill TX 75104-1529               14,410.906     6.56%

     Allianz Dresdner Asset Management of America L.P., Attn Donna Franklin, 888 San Clemente Dr Ste 100,
     Newport Beach CA 92660-6367                                                                              205,253.744*    93.44%


     PIMCO NFJ Small Cap Value
     -------------------------
     Institutional Class

     Pershing LLC,  ATTN Mutual Funds, PO Box 2052, Jersey City NJ 07303-2052                                 960,947.525    11.89%

**   National Financial Services Corp for Exclusive Benefit of Our Customers, PO Box 3908, Church St
     Station, New York NY 10009-3908                                                                          642,418.296     7.95%

**   FIIOC As Agent for Certain Employee Benefits Trans Attn Joseph Flannery, 100 Magellan Way
     KW1C, Covington KY 41015-1987                                                                          1,116,340.729    13.82%
     Charles Schwab & Co Inc Special Custody Account for the Exclusive Benefit of Our Customers Attn
     Mutual Fund Dept, 101

**   Montgomery St., San Francisco CA 94104-4122                                                            1,294,731.320    16.02%

     Children's Hospital & Clinics Attn Susan Slocum, 2910 Centre Pointe Dr, Roseville MN 55113-1107          507,321.951     6.28%

     Administrative Class

**   American Express Trust Company For the Benefit of American Express Trust Retirement Service Plan
     N10/996, PO Box 534, Minneapolis MN 55440-0534                                                           650,076.953    16.70%

     FIIOC As Agent for Certain Employee Benefits Trans Attn Joseph Flannery, 100 Magellan Way KW1C,
     Covington KY 41015-1987                                                                                  202,549.963     5.20%
     National Financial Services Corp for the Exclusive Benefit of Our Customers 1, World Financial
**   Center, 200 Liberty St., New York NY 10281-1003                                                          247,274.828     6.35%


**   New York Life Trust Company, 51 Madison Avenue Room 117A, New York NY 10010-1603                          239,155.234     6.15%

**   American Express Trust CO FBO of American Express Trust Retirement Service Plans,
     PO Box 534 Minneapolis MN 55440-0534                                                                      236,947.620     6.09%

     The Northern Trust Co as TTE FBO OCE-USA holding Inc-DV Attn DV Control, PO Box 92994,
     Chicago IL 60675-2994                                                                                     258,795.535     6.65%

     Wells Fargo Bank Minnesota NA FBO Merial 401K, PO Box 1533 Minneapolis MN 55480-1533                      435,027.941    11.18%

     Class A

**   Morgan Stanley, Attn Mutual Fund Operations, 3 Harborside Plaza 6th Fl, Jersey City NJ 07311            4,451,692.800    11.61%

**   MLPF&S for the Sole Benefit of its Customers, Attn Fund Admn/ #97M, 4800 Deer Lake Dr E
     FL 3, Jacksonville FL 32246-6484                                                                        8,197,466.032    21.38%

     Class B

**   Morgan Stanley, Attn Mutual Fund Operations, 3 Harborside Plaza 6th Fl, Jersey City NJ 07311              782,473.770     6.00%

**   MLPF&S for the Sole Benefit of its Customers, Attn Fund Admn/ #97M, 4800 Deer Lake Dr E FL 3,
     Jacksonville FL 32246-6484                                                                              2,082,460.514    15.96%

**   Citigroup Global Market, Inc, Attn Cindy Tempesta 7th Fl. 333 West 34th St, New York NY 10001-2483        943,509.996     7.23%

     Class C

**   MLPF&S for the Sole Benefit of its Customers, Attn Fund Admn/ #97M, 4800 Deer Lake Dr E FL 3,
     Jacksonville FL 32246-6484                                                                              7,009,387.918    32.51%

**   Citigroup Global Market, Inc, Attn Cindy Tempesta 7th Fl. 333 West 34th St, New York NY 10001-2483      1,605,400.245     7.45%

     Class D

**   Charles Schwab & Co Inc Special Custody Accounts FBO Customers, Attn Mutual Funds 101 Montgomery St,
     San Francisco CA 94104-4122                                                                               148,573.742    75.96%

     Class R

     MCB Trust Services Cust. FBO UAD 401 (K) Plan, 700 17th Street Suite 300, Denver CO 80202                  11,018.438    21.69%

     Whitney Design Inc 401K Plan, 1920 Beltway, Saint Louis MO 63114-5826                                       3,390.442     6.67%

     Brenda Pierson Automotive 401K, 2424 N Verity Pkwy, Middletown OH 45042                                     3,394.018     6.68%

     Hart Motor CO 401K Plan, 1341 East Main ST Salem VA 24153                                                   5,100.652    10.04%

     James Ramey SR Ramey Chevrolet Inc 401K Plan, PO Box 100, Tazewell VA 24651                                 3,125.164     6.15%

     PIMCO PEA Growth Fund
     ---------------------


      Institutional Class

      Asset Allocation Portfolio Shareholder Services PIMCO Funds, 840 Newport Center Dr
      STE 300, Newport Beach CA 92660-6322                                                                      69,776.870     6.65%
      Charles Schwab & Co Inc Special Custody Account for the Exclusive Benefit of Our
**    Customers Attn Mutual Fund Dept, 101 Montgomery Street, San Francisco CA 94104-4122                      218,777.827    20.86%

      Pacific Life Foundation Attn: Michele Myszka , 700 Newport Center Drive,
      Newport Beach CA 92660-6397                                                                               58,298.231     5.56%

      Pacific Mutual Life Insurance Co Employee's Retirement Plan Trust , 700 Newport Center Dr,
      Newport Beach CA 92660-6397                                                                              401,856.331    38.32%

      CMTA -GMPP & Allied Workers Pens TR C/O Associated Third Party Administrators,
      1640 South Loop Road Alameda CA 94502-7089                                                               107,242.602    10.23%

      California Race Track Association, PO Box 467 La Verne CA 91750-0467                                      61,978.645     5.91%

      Administrative Class

      National Financial Services Corp For the Exclusive Benefit of Our Customers 1 World
**    Financial Center, 200 Liberty Street, New York NY 10281-1003                                               3,881.305    30.51%

**    National Investor Services, 55 Water Street , 32nd Floor, New York NY 10041-0028                             778.088     6.12%

      Eastern Bank & Trust FBO APB, 217 Essex St Fl 3, Salem MA 01970-3728                                         709.087     5.57%

      Class A

**    MLPF&S for the Sole Benefit of its Customers, Attn Fund Admn/ #97M, 4800 Deer Lake Dr E FL 3,
      Jacksonville FL 32246-6484                                                                               537,646.934     9.63%

      Class B

**    MLPF&S for the Sole Benefit of its Customers, Attn Fund Admn/ #97M, 4800 Deer Lake Dr E FL 3,
      Jacksonville FL 32246-6484                                                                               639,917.576    15.50%

**    Citigroup Global Market, Inc, Attn Cindy Tempesta 7th Fl. 333 West 34th St, New York NY 10001-2483       395,967.451     9.56%

      Class C

**    MLPF&S for the Sole Benefit of its Customers, Attn Fund Admn/ #97M, 4800 Deer Lake Dr E FL 3,
      Jacksonville FL 32246-6484                                                                             4,267,502.120     9.97%

**    Citigroup Global Market, Inc, Attn Cindy Tempesta 7th Fl. 333 West 34th St, New York NY 10001-2483     3,746,824.067     8.75%

      Class D

      Charles Schwab & Co Inc, Special Custody Account FBO  Customers Attn Mutual Fund Dept,
**    101 Montgomery St,  San Francisco CA 94104-4122                                                            4,408.411    81.88%

      NFSC FEBO, Neil E Castleman John Edwin Castleman Louise T Castleman, 2704 Lakelane Nashville TN 27214        455.076     8.45%

      Class R

      Allianz Dresdner Asset Management of America LP, Attn Donna Franklin, 888 San Clemente Dr Ste 100,
      Newport Beach CA 92660                                                                                       755.287   100.00%

        PIMCO PEA Growth & Income Fund
        ------------------------------
        Institutional Class

  **    Pershing LLC Attn Mutual Funds, PO Box 2052 Jersey City NJ 07303-2052                           84,742.293           7.99%

  **    National Financial Services Corp for Exclusive Benefit of Our Customers,
        PO Box 3908 Church Street Station, New York NY 10008-3908                                       77,271.817           7.28%

  **    National Investor Services, 55 Water St, 32nd Floor, New York NY 10041-0028                    138,163.859          13.02%
  **    Charles Schwab & Co Inc, Special Custody Account For The Exclusive Benefit
        of Our Customers Attn Mutual Fund Dept, 101 Montgomery St,
  **    San Francisco CA 94104-4122                                                                    529,563.841          41.91%

        Administrative Class

  **    National Investor Services, 55 Water St, 32nd Floor, New York NY 10041-0028                      9,523.864           8.18%

        Wells Fargo Bank MN NA FBO RPS, PO Box 1533 Minneapolis MN 55480-1533                           16,660.856          14.30%

        State Street Bank & Trust Co Cust. IRA A/C Barbara S Gross, 14109 N Hemet
        Dr, ORO Valley AZ 85737-5888                                                                     6,627.674           5.69%

        State Street Bank & Trust Co Cust. IRA A/C Priscilla Beard, PO Box 1347
        Vashon Island WA 98070-1347                                                                      6,806.117           5.84%

        State Street Bank & Trust Co Cust. IRA A/C Mary Gnadt, 237 Walnut
        St, Elmhurst IL 60126-2655                                                                       7,980.834           6.85%

        Benevolent & Protective Order of Elk Mcallen Lodge # 1402, 3500 Jordon
        Rd, Mcallen TX 78503-8375                                                                        6,850.542           5.88%

        Wolfe Family Trust Charles & Barbara Wolfe TTEES, 12707 Ocaso Ave,
        La Mirada CA 90638-2418                                                                          6,631.277           5.69%

        Kerry J Labauve & Barbara K Labauve JT/WROS (Pass), 504 Belleau Wood
        Blvd, Alexandria LA 71303-2405                                                                   7,162.580           6.15%

        Class A

  **    MLPF&S for the Sole Benefit of its Customers, Attn Fund Admn/ #97M, 4800
        Deer Lake Dr E FL 3, Jacksonville FL 32246-6484                                                310,364.269           9.14%

        Class B

  **    Citigroup Global Market, Inc., Attn Cindy Tempesta 7th Fl. 333 West 34th
        St, New York NY 10001-2483                                                                     237,511.904           7.78%

  **    MLPF&S for the Sole Benefit of its Customers, Attn Fund Admn/ #97M, 4800
        Deer Lake Dr E FL 3, Jacksonville FL 32246-6484                                                243,167.334           7.96%

  **    Morgan Stanley, Attn Mutual Fund Operations, 3 Harborside Plaza 6th Fl,
        Jersey City NJ 07311                                                                           238,679.297           7.82%

        Class C

  **    Citigroup Global Market, Inc., Attn Cindy Tempesta 7th Fl. 333 West 34th
        St, New York NY 10001-2483                                                                     233,655.394           5.69%

  **    MLPF&S for the Sole Benefit of its Customers, Attn Fund Admn/ #97M, 4800
        Deer Lake Dr E FL 3, Jacksonville FL 32246-6484                                                465,296.996         11.33%

        Class D

  **    Charles Schwab & Co Inc Special Custody Accounts FBO Customers, Attn
        Mutual Funds 101 Montgomery ST, San Francisco CA 94104-4122                                     41,614.646         79.77%

  **    Pershing LLC P.O. Box 2052, Jersey City NJ 07303-998                                             3,096.297          5.94%

  **    National Investor Services, 55 Water St 32nd Floor, New York NY 10041-3299                       2,743.466          5.26%

        Class R
        Kawakami Gonzalez TTEE AFL-CIO Laundry & Dry Cleaning Int'l Union Def Benefit
        Plan & Trust Local, 920 So Alvarado St, Los Angeles CA 90006                                    12,476.544         85.93%

        Allianz Dresdner Asset Management of America LP, Attn Donna Franklin,
        888 San Clemente Dr Ste 100, Newport Beach CA 92660                                              1,658.340         11.42%

        PIMCO PEA Innovation Fund
        -------------------------
        Institutional Class

        FIIOC as Agent for Certain Employee Benefits Trans Attn Joseph Flannery,
        100 Magellan Way KW1C, Covington KY 41015-1987                                                 395,950.478         14.29%

        Minnesota Life, 401 Robert Street North Mail station A6-5317, Saint Paul MN 55101-2000         353,487.528         12.76%
        BNY Midwest Trust Company TTEE Sun Microsystems Tax Deferred Savings Plan Trust Attn
        R Vernitskaya, 550 Kearny St STE 600, San Francisco CA 94108-2599                            1,832,053.976         66.13%

        Administrative Class

  **    FIIOC as Agent for Certain Employee Benefits Trans Attn Joseph Flannery,
        100 Magellan Way KW1C, Covington KY 41015-1987                                                  21,118.842          5.42%
        Putnam Fiduciary Trust Co TTEE FBO Radisys Corporation 401K Saving Pln Attn
        DC Plan Admin Team, Mail stop N3G, 1 Investors Way Norwood MA 02062-1584                        88,202.778         22.64%

  **    T Rowe Price Trust Co FBO Retirement Plan Client Asset Reconciliation,
        PO Box 17215, Baltimore MD 21297-1215                                                           81,837.630         21.00%

        Barb & Co C/O Amcore Investment PO Box 4599, Rockford IL 61110-4599                             81,169.053         20.83%
        Brown and Caldwell Savings Plan C/O JP Morgan Chase Bank as Directed Trustee
        C/O JPM/AC RPS Mgmt RPTG Team, PO Box 419784, Kansas City MO 64141-6784                         90,264.780         23.17%

        Class A

  **    Citigroup Global Market, Inc., Attn Cindy Tempesta 7th Fl. 333 West 34th
        St, New York NY 10001-2483                                                                   1,727,600.325          7.79%

  **    MLPF&S for the Sole Benefit of its Customers, Attn Fund Admn/ #97M, 4800
        Deer Lake Dr E FL 3, Jacksonville FL 32246-6484                                              4,635,659.900         20.91%

        Class B

  **    MLPF&S for the Sole Benefit of its Customers, Attn Fund Admn/ #97M, 4800
        Deer Lake Dr E FL 3, Jacksonville FL 32246-6484                                              2,752,119.636          14.11%

  **    Citigroup Global Market, Inc., Attn Cindy Tempesta 7th Fl. 333 West 34th
        St, New York NY 10001-2483                                                                   3,548,331.638          18.19%

        Class C

  **    MLPF&S for the Sole Benefit of its Customers, Attn Fund Admn/ #97M, 4800
        Deer Lake Dr E FL 3, Jacksonville FL 32246-6484                                              3,772,222.396          13.57%

  **    Citigroup Global Market, Inc., Attn Cindy Tempesta 7th Fl. 333 West 34th
        St, New York NY 10001-2483                                                                   5,820,525.988          20.94%

        Class D

  **    Charles Schwab & Co Inc Special Custody Accounts FBO Customers, Attn Mutual Funds
        101 Montgomery ST, San Francisco CA 94104-4122                                                 515.873.489          52.97%


        PIMCO PEA Opportunity Fund
        --------------------------
        Institutional Class

  **    FIIOC as Agent for Certain Employee Benefits Trans Attn Joseph Flannery,
        100 Magellan Way KW1C, Covington KY 41015-1987                                                 901,563.026          19.47%
        Bost & Co A/C KSP, FBO Eastman Kodak Employee Savings & Investment Plan Attn:
        Mutual Fund Operations, PO Box 3198, Pittsburgh PA 15230-3198                                  861,297.454          18.60%

        Asset Allocation Portfolio Shareholder Services PIMCO Fund, 840 Newport Center
        Dr Ste 300, Newport Beach CA 92660-6322                                                        295,834.807           6.39%
  **    Charles Schwab & Co Inc Special Custody Account for the Exclusive Benefit
        of Our Customers Attn Mutual Fund Dept, 101 Montgomery Street, San Francisco
        CA 94104-4122                                                                                  420,294.173           9.08%

        Pacific Mutual Life Insurance Co Employee's Retirement Plan Trust, 700 Newport
        Beach CA 92660-6397                                                                            361,054.387           7.80%

  **    Lasalle Bank NA Omnibus 76, PO Box 1443, Chicago IL 60690-1443                                 482,717.613          10.42%

        Administrative Class

        American Express Trust Company For the Benefit of American Express Trust Retirement
        Service Plan, PO Box 534 Minneapolis MN
  **    55440-0534                                                                                     182,140.810          93.12%

        Class A

  **    MLPF&S for the Sole Benefit of its Customers, Attn Fund Admn/ #97M, 4800
        Deer Lake Dr E FL 3, Jacksonville FL 32246-6484                                                439,411.148          14.63%

  **    Citigroup Global Market, Inc., Attn Cindy Tempesta 7th Fl. 333 West 34th
        St, New York NY 10001-2483                                                                     176,733.021           5.88%

        Class B

  **    Citigroup Global Market, Inc., Attn Cindy Tempesta 7th Fl. 333 West 34th
        St, New York NY 10001-2483                                                                     125,345.010          10.01%

  **    MLPF&S for the Sole Benefit of its Customers, Attn Fund Admn/ #97M, 4800
        Deer Lake Dr E FL 3, Jacksonville FL 32246-6484                                                118,456.184           9.46%

        Class C

  **    Citigroup Global Market, Inc., Attn Cindy Tempesta 7th Fl. 333 West 34th
        St, New York NY 10001-2483                                                                     884,104.527           7.74%

  **    MLPF&S for the Sole Benefit of its Customers, Attn Fund Admn/ #97M, 4800
        Deer Lake Dr E FL 3, Jacksonville FL 32246-6484                                              1,999,950.327          17.51%

        PIMCO PEA Renaissance Fund
        --------------------------
        Institutional Class

  **    Charles Schwab & Co Inc Special Custody Account For the Exclusive Benefit of Our
        Customers Attn Mutual Fund Dept, 101 Montgomery S, San Francisco CA 94104-4122                 763,780.069           7.38%

  **    Pacific Mutual Life Insurance Co Employee's Retirement Plan Trust, 700 Newport
        Center Drive, Newport Beach CA 92660-6397                                                      808,458.252           7.81%

  **    HOCO Attn Becky Bernard Mutual Funds, PO Box 13366 Kansas City MO 64199-3366                 1,267,015.118          12.24%

  **    Mori & Co Attn Becky Bernard Attn Mutual Funds, PO Box 13366, Kansas City
        Missouri 64199-3366                                                                          1,830,504.432          17.68%

  **    National Financial SVCS Corp FEBO Our Customers Sal Vella, 200 Liberty
        St, New York NY 10281-1003                                                                     569,301.606           5.50%

        Lauer & Co C/O The Glenmede Trust Co Attn Lynn Shea, PO Box 58997,
        Philadelphia PA 19102-8997                                                                     612,338.309           5.91%

        Administrative Class

  **    American Express Trust Company for the Benefit of American Express Trust Retirement
        Service Plan N10/996, PO Box 534, Minneapolis MN 55440-0534                                    560,635.387          12.03%

  **    FIIOC As Agent for Certain Employee Benefits Trans Attn Joseph Flannery,
        100 Magellan Way KW1C, Covington KY 41015-1987                                                 674,827.280          14.48%

        Nationwide Trust CO FBO Kvaerner Inc 401K Savings Plan, PO Box 1412,
        Austin TX 78767-1412                                                                           475,452.024          10.20%

        Amvescap Natl TR Co TTEE FBO Tetra Tech, Inc. & Subsidiaries Retirement
        Plan, PO Box 105779, Atlanta GA 30348-5779                                                     387,061.035           8.30%
        American United Life Insurance CO Group Retirement Annuity SEP Acct II Separate
        Account Administration, One American Square Indianapolis IN 46282-0020                         297,103.915           6.37%

        Class A

        Bost & CO FBO Kmart 401K Profit Sharing PL Mutual Fund OPS, PO Box 3198
        Pittsburgh PA 15230-3198                                                                     4,378,213.214           6.12%

  **    MLPF&S for the Sole Benefit of its Customers, Attn Fund Admn/ #97M, 4800
        Deer Lake Dr E FL 3, Jacksonville FL 32246-6484                                            12,177,536.682           17.01%

        Class B

  **    Citigroup Global Market, Inc., Attn Cindy Tempesta 7th Fl. 333 West 34th St, New
        York NY 10001-2483                                                                         3,093,336.306             5.89%

  **    MLPF&S for the Sole Benefit of its Customers, Attn Fund Admn/ #97M, 4800 Deer
        Lake Dr E FL 3, Jacksonville FL 32246-6484                                                 6,655,382.795            12.67%

  **    Morgan Stanley, Attn Mutual Fund Operations, 3 Harborside Plaza 6th Fl,
        Jersey City NJ 07311                                                                         4,113,482.166             7.83%

        Class C

  **    Citigroup Global Market, Inc., Attn Cindy Tempesta 7th Fl. 333 West 34th St,
        New York NY 10001-2483                                                                       4,645,558.431             7.32%

  **    MLPF&S for the Sole Benefit of its Customers, Attn Fund Admn/ #97M, 4800 Deer
        Lake Dr E FL 3, Jacksonville FL 32246-6484                                                  11,323,888.179            17.85%

        Class D

  **    Charles Schwab & Co Inc Special Custody Account FBO Attn Mutual Fund Dept,
        101 Montgomery S, San Francisco CA 94104-4122                                                5,376,426.412            52.21%

  **    National Investor Services, 55 Water St 32nd Floor, New York NY 10041-3299                     816,638.865             7.93%

        Class R

        Circle Trust Company Custodian for Epsilon Associatesm, Inc 401K Plan Metro
        Center, One Station Place, Stamford CT 06902                                                    13,303.270            60.32%

        MCB Trust Service Cust FBO Mark Stewart, D.M.D. PSP, 700 17th St Suite 300,
        Denver CO 80202                                                                                  2,421.537            10.98%
        Capital Bank & Trust Co TTEE Smilezzzz Hospitality 401K Plan C/O Planpremier/Fascorp
        8515 E Orchard RD 2T2, Greenwood Village Co 80111-5037                                           1,796.641             8.15%

        MCB Trust Services, Neurologic Associates of Central Br, 700 17th St Suite 300,
        Denver CO 80202                                                                                  2,736.900            12.41%

        PIMCO PEA Target Fund
        ---------------------
        Institutional Class

        Publix Super Market Charities Inc. Attn Robert L Kiesel Investment Manager,
        PO Box 407, Lakeland FL 33802-0407                                                           1,976,284.585            57.60%
  **    Charles Schwab & Co Inc Special Custody Account for the Exclusive Benefit of
        Our Customers Attn Mutual Fund Department, 101 Montgomery Street San Francisco
        CA 94104-4122                                                                                  290,491.987             8.47%

        Pacific Mutual Life Insurance Company Employee's Retirement Plan Trust ,
        700 Newport Center Drive Newport Beach Ca 92660-6397                                           522,122.889            15.22%

        Administrative Class

  **    National Investor Services, 55 Water Street, 32nd floor, New York NY 10041-028                   1,818.841             8.69%

        Circle Trust Company WG Clark Employee Savings & PS/MPP Metro Center, 1 Station
        Pl, Stamford Ct 06902-6800                                                                       5,625.430            26.89%

        Trust Company of America FBO, 102 PO Box 6503, Englewood CO 80155-6503                           2,371.479            11.34%

        MCB Trust Services Cust FBO Charlotte Surgical Group PA, 700 17th St STE 100,
        Denver CO 80202-3507                                                                             1,184.849             5.66%

        Class A

  **    MLPF&S for the Sole Benefit of its Customers, Attn Fund Admn/ #97M, 4800 Deer
        Lake Dr E FL 3, Jacksonville FL 32246-6484                                                   1,824,922.618            15.14%

        Class B

  **    MLPF&S for the Sole Benefit of its Customers, Attn Fund Admn/ #97M, 4800 Deer
        Lake Dr E FL 3, Jacksonville FL 32246-6484                                                   1,759,286.210            21.31%

  **    Citigroup Global Market, Inc., Attn Cindy Tempesta 7th Fl. 333 West 34th St,
        New York NY 10001-2483                                                                         740,638.860             8.97%

        Class C

  **    MLPF&S for the Sole Benefit of its Customers, Attn Fund Admn/ #97M, 4800 Deer
        Lake Dr E FL 3, Jacksonville FL 32246-6484                                                   9,286,986.239            20.80%

  **    Citigroup Global Market, Inc., Attn Cindy Tempesta 7th Fl. 333 West 34th St,
        New York NY 10001-2483                                                                       4,086,721.569             9.15%

        Class D

        Strafe & Co FAO Edwin & Wilma Parker LLC Custody, PO Box 160, Westerville
        OH 43086-0160                                                                                   18,229.476            23.55%

  **    Charles Schwab & Co Inc Special Custody Account FBO Customers Attn Montgomery
        Street San Francisco Ca 94104-4122                                                              45,212.462            58.40%


        PIMCO PEA Value Fund
        --------------------
        Institutional Class

        Asset Allocation Portfolio Shareholder Services PIMCO Funds, 840 Newport Beach
        Center Dr STE 300, Newport Beach CA 92660-6322                                                 472,568.177             7.05%

  **    Circle Trust Company OPS Omnibus Account Attn Michelle Monatno, 1 Station PL
        Metro Center Suite 30, Stamford CT 06902                                                       776,277.031            11.59%
  **    Charles Schwab & Co Inc Special Custody Account for the Exclusive Benefit of
        Our Customers Attn mutual Fund Dept, 101 Montgomery St, San Francisco CA 94104-4122            595,110.943             8.88%

  **    Pacific Mutual Life Insurance Co Employee's Retirement Plan Trust, 700 Newport
        Center Drive, Newport Beach A 92660-6397                                                     1,435,805.931            21.43%

        CMTA-GMPP & Allied Workers Pens TR C/O Associated Third Party Administrators,
        1640 South Loop Road, Alameda Ca 94502-7089                                                    382,622.482             5.71%

        Koshland Family Partnership LP Attn Daniel E Koshland Jr, PO Box 7310, Menlo
        Park CA 94026-7310                                                                             361,961.343             5.40%

        Administrative Class

        FIIOC as Agent for Certain Employee Benefits Trans Attn Joseph Flannery, 100
        Magellan Way KW1C, Covington KY 41015-1987                                                     726,884.427            33.62%
        Putnam Fiduciary Trust Co TTEE Integrated Device Technology 401K Attn DC Plan
        Admin Team, Mailstop N2D, One Investor Way, Norwood MA 02062-1584                              259,501.583            12.00%
  **    American United Life Insurance Co Group Retirement Annuity SEP ACCT II
        Separate Accounts Administration, One American Square, Indianapolis IN 46282-0020              160,406.972             7.42%

        Bank of New York as Trustee for Promedica Health System 401K Plan, 3 Manhattanville
        Rd Ste 103, Purchase NY 10577-2116                                                             605,294.091            27.99%

        HUBCO Regions Financial Corp Attn Trust OPS 14th FL, PO Box 830688, Birmingham AL 35283-0688   116,455.456             5.39%

        Class A

  **    MLPF&S for the Sole Benefit of its Customers, Attn Fund Admn/ #97M, 4800
        Deer Lake Dr E FL 3, Jacksonville FL 32246-6484                                              2,118,376.687             8.59%

        Class B

  **    Morgan Stanley, Attn Mutual Fund Operations, 3 Harborside Plaza 6th Fl,
        Jersey City NJ 07311                                                                         1,264,024.234             5.93%

  **    MLPF&S for the Sole Benefit of its Customers, Attn Fund Admn/ #97M, 4800
        Deer Lake Dr E FL 3, Jacksonville FL 32246-6484                                              2,451,917.552            11.50%

  **    Citigroup Global Market, Inc., Attn Cindy Tempesta 7th Fl. 333 West 34th St,
        New York NY 10001-2483                                                                       1,266,623.907             5.94%

        Class C

  **    MLPF&S for the Sole Benefit of its Customers, Attn Fund Admn/ #97M, 4800
        Deer Lake Dr E FL 3, Jacksonville FL 32246-6484                                              3,841,478.363            14.37%

  **    Citigroup Global Market, Inc., Attn Cindy Tempesta 7th Fl. 333 West 34th St,
        New York NY 10001-2483                                                                       3,360,564.376            12.57%

        Class D

  **    Charles Schwab & Co Inc Special Custody Accounts FBO Customers, Attn Mutual Funds,
        101 Montgomery St, San Francisco CA 94104-4122                                               2,114,549.842            62.66%

        Class R
        Kawakami Gonzalez TTEE AFL-CIO Laudry & Dry Cleaning Int'l Union Def Benefit
        Plan & Trst Local, 920 So Alvarado St, Los Angeles CA 90006                                      6,471.694             8.64%

        MCB Trust Services Cust. FBO Premier Displays & Exhibits, 700 17th St Suite 300,
        Denver CO 80202                                                                                  9,730.648            13.00%

        MCB Trust Services Cust. FBO C3 Business Solutions 401(K), 700 17th St Suite 3000,
        Denver CO 80202                                                                                  6,505.374             8.69%

        MCB Trust Services Cust. FBO Crittenden Health Systems 403B, 700 17th St Suite 300,
        Denver CO 80202                                                                                  3,962.825             5.29%

        MCB Trust Services Cust. FBO Crittenden Health Systems 403B, 700 17th St Suite 300,
        Denver CO 80202                                                                                 39,625.539            52.93%

        MCB Trust Services Cust. FBO Yoder Oil Company, Inc, 700 17th St Suite 300,
        Denver CO 80202                                                                                  4,997.556             6.68%


        PIMCO PPA Tax-Efficient Equity Fund
        -----------------------------------
        Institutional Class

        Loni Austin Parrish UAW G Kenneth Austin Jr DTD 12-26-86 FBO Ashley Nicole Parrish
        C/O Austin Industries, PO Box 1060, Newberg OR 97132                                            11,209.453            20.61%
        Loni Austin Parrish UAW G Joan D Austin DTD 12-26-86 FBO Ashley Nicole Parrish
        C/O Austin Industries, PO Box 1060, Newberg OR 97132                                            12,585.589            23.14%
        Loni Austin Parrish UAW G Kenneth Austin Jr DTD 09/26/88 FBO Jessica Danielle Parrish,
        C/O Austin Industries, PO Box 1060, Newberg OR 97132                                            10,755.731            19.78%


        Loni Austin Parrish UAW Joan D Austin DTD 09/26/88 FBO Jessica Danielle Parrish,
        C/O Austin Industries, PO Box 1060, Newberg OR 97132                                            10,755.731            19.78%

        Scott N Parrish C/O Austin Industries, PO Box 1060, Newberg OR 97132-8060                        9,074.426            16.69%

        Administrative Class

        Mark Greenberg, 328 Ridgeview Dr., Pleasant Hill, CA 94523-1026                                  1,926.690            19.64%

        James J Arsenault/Patricia M Arsenault JT Wros, 377 Charles St., E Williston,
        NY 11596-2521                                                                                    4,139.849            42.19%

        Joseph P Dawson, 2713 Pontiac Dr., Walnut Creek, CA 94598-4437                                   3,712.654            37.84%

        Class A

        NFSC FEBO Robb Charitable Trust Richard A Robb U/A 09/04/90, 41 Morton St Unit 15,
        Jamaica Plain                                                                                   91,941.793            15.71%

        Thomas Dolan, 5 Teal Lane Essex CT 06426-1046                                                   30,064.822             5.14%

  **    J.P. Morgan Securities, Inc., 500 Stanton Christina Road, Newark DE 19713                       42,844.060             7.32%

        Class B

  **    MLPF&S for the Sole Benefit of its Customers, Attn Fund Admn/ #97M, 4800
        Deer Lake Dr E FL 3, Jacksonville FL 32246-6484                                                115,625.679            17.61%

        Class C

  **    MLPF&S for the Sole Benefit of its Customers, Attn Fund Admn/ #97M, 4800
        Deer Lake Dr E FL 3, Jacksonville FL 32246-6484                                                172,973.311            17.37%

        Edward D Jones and Co F/A/O Elizabeth E Verlie TTEE, PO Box 2500,
        Maryland Heights MO 630438500                                                                   53,662.661             5.39%

        Class D

  **    National Investor Services, 55 Water St, 32nd Fl, New York NY 10041-3299                         6,755.909            50.22%

  **    Pershing LLC, P.O. Box 2052 Jersey City, NJ 07303-9998                                           5,172.286            38.45%

        PIMCO Advisors LP Attn Vinh Nguyen, 888 San Clemente Dr Ste 100,
        Newport Beach CA 92660-6309                                                                        933.319             6.94%


        PIMCO PPA Tax-Efficient Structured Emerg Markets
        ------------------------------------------------
        Institutional Class

  **    FTC & Co, Attn Datalynx, House Account, PO Box 173736, Denver CO 80217-3736                  1,008,019.913            10.95%

  **    Charles Schwab & Co Inc Special Custody Acct for the Exclusive Benefit of our Customers,
        101 Montgomery St, San Francisco CA 94104                                                    1,974,270.728            21.45%

        Alscott Investments LLC, PO Box 70001, Boise ID 83707-0101                                   1,060,304.728            11.52%

        Alscott Investments LLC, PO Box 70001, Boise ID 83707-0101                                     511,628.971             5.56%

        Waycrosse Inc, International Wuity Fund II, Attn Gallen Krug, PO Box 9300,
        Minneapolis MN 55440-9300                                                                      724,474.744             7.87%

  **    US Trust Company NA FBO Rede & Co, 4380 SW Macadam Ave STE 450, Portland OR 97239-6407         746,239.394             8.11%


        PIMCO RCM Biotechnology Fund
        ----------------------------
        Class A

  **    MLPF&S for the Sole Benefit of its Customers, Attn Fund Admn/ #97M, 4800
        Deer Lake Dr E FL 3, Jacksonville FL 32246-6484                                                 49,482.015            15.72%

        Class B

  **    MLPF&S for the Sole Benefit of its Customers, Attn Fund Admn/ #97M, 4800
        Deer Lake Dr E FL 3, Jacksonville FL 32246-6484                                                 13,900.041             6.63%

  **    Morgan Stanley, Attn Mutual Fund Operations, 3 Harborside Plaza 6th Fl,
        Jersey City NJ 07311                                                                            11,106.249             5.30%

        Class C

  **    MLPF&S for the Sole Benefit of its Customers, Attn Fund Admn/ #97M, 4800
        Deer Lake Dr E FL 3, Jacksonville FL 32246-6484                                                 27,370.746             9.22%

        UBS Financial Services Inc. FBO Walodia M. Parsadayan TTEE of the
        Walodia M. Parsadayan Trust Dated 12/11/97, 21 Old Ranch Rd
        Laguna Niguel CA 92677-9208                                                                     40,350.235            13.59%

        Class D

  **    National Investor Services, 55 Water St, 32 Fl, New York NY 10041                              813,017.734             5.57%
  **    National Financial Services for the Benefit of Customer Att Mutual Funds Dept 5th Fl,
        200 Liberty St, 1 World Financial Center, New York 10281-1003                                3,440,385.911            23.58%

  **    Charles Schwab & Co Inc Special Custody Accounts FBO Customers Attn Mutual Funds,
        101 Montgomery St, San Francisco CA 94104-4122.                                              6,221,005.352*           42.64%

        PIMCO RCM Emerging Markets Fund
        -------------------------------
        Institutional Class

  **    Charles Schwab & Co, 101 Montgomery St, San Francisco CA 94104                                 123,186.430            15.95%

  **    Pacific Mutual Life Insurance Co Employee's Retirement Plan Trust,
        700 Newport Center Drive, Newport Beach CA 92660-6397                                          241,709.651            31.30%

        CMTA-GMPP & Allied Workers Pens TR C/O Associate Third Party Administrators,
        1640 South Loop Road, Alameda CA 94502-7089                                                     54,002.961             6.99%

        California Race Track Association, PO Box 467, Laverne CA 91750-0467                            49,598.352             6.42%

  **    National Investor Services, 55 Water Street, 32nd Floor, New York NY 10041-0028                 82,777.023            10.72%

        Northern Trust Co As Trustee FBO UBS Painewebber 401K & Savings Plan Master Trust-DV ,
        DV Control, PO Box 92994, Chicago IL 60675-2994                                                142,244.186            18.42%

        Class A

  **    National Investor Services, 55 Water Street, 32nd Floor, New York NY 10041-0028                 38,693.035            12.19%

  **    Fiserv Securities, Inc. Attn Mutual Funds One Commerce Square, 2005 Market St Suite 1200,
        Philadelphia, PA 19103                                                                          30,033.974             9.46%

  **    UBS Financial Services Inc, Investments Account I, PO Box 217 Parsons TN 38363-0217             90,962.640            28.65%

        Class B

  **    LPL Financial Services, 9785 Towne Centre Drive, San Diego Ca 92121-1968                         8,411.354             5.50%

  **    Pershing LLC, PO Box 2052 Jersey City, NJ 07030-998                                              8,415.630             5.50%

  **    MLPF&S for the Sole Benefit of its Customers, Attn Fund Admn/ #97M, 4800 Deer Lake Dr E FL 3,
        Jacksonville FL 32246-6484                                                                      24,995.877            16.33%

        Class D

  **    National Financial Services Corp, 200 Liberty St, One World Financial Center,
        New York NY 10281-1003                                                                          30,370.586             6.09%

  **    Pershing LLC, PO Box 2052 Jersey City, NJ 07030-9998                                            47,393.365             9.50%

  **    Charles Schwab & Co Inc Special Custody Acct FBO Customers Attn Mutual Funds,
        101 Montgomery St, San Francisco CA 94104                                                      357,830.358            71.70%

        PIMCO RCM Europe Fund
        ---------------------
        Institutional Class

        Dresdner RCM European Equities Trust, PO Box N687 Grosvenor Pl NSW 1220,
        Level 16 207 Kent St, Sydney WSW 2000 Australia                                                642,655.158            96.66%

        Class A

  **    Fiserv Securities, Inc., One Commerce Square, 2005 Market Street, Suite 1200,
        Philadelphia, PA 19103                                                                          36,195.305            39.94%

  **    UBS Financial Services Inc, 40 Grove Street Suite 320, Wellesley MA 02482-7700                  11,079.307            12.22%

        Class B

        Janney Montgomery Scott LLC, 1801 Market Street, Philadelphia PA 19103                           5,477.308            47.40%

  **    UBS Financial Services Inc, 3 Cantaberry Lane Unit 91, Coventry RI 02816-6903                    2,147.299            18.58%

  **    Pershing LLC, PO Box 2052, Jersey City NJ 07303                                                  1,124.461             9.73%

  **    RBC Dain Rauscher Custodian Susan E Baker, 4695 N Riverside Dr, Columbus IN 47203                  744.048             6.44%

        Class C

  **    Wells Fargo Investments LLC, 608 Second Avenue South 8th Fl, Minneapolis, MN 55402               7,278.020            13.86%

  **    Prudential Securities Inc. FBO Jeff Filmore, 87 Lothrop St, Beverly MA 01915-5226               35,837.080            68.25%

        Class D

  **    Charles Schwab & Co Inc Special Custody Acct FBO Customers, 101 Montgomery St,
        San Francisco CA 94104                                                                         701,384.989            25.84%

  **    Citigroup Global Markets, Inc., 333 W 34th St Fl 7. New York NY 10001-2483                     166,484.321             6.13%
  **    National Financial Services Corp, FBO Our Customers, Attn Mutual Fund Dept 5th Fl,
        200 Liberty St, One World Financial Center, New York NY 10281-1003                             235,188.113             8.67%

        PIMCO RCM Global Small-Cap Fund
        -------------------------------
        Institutional Class

  **    Charles Schwab & Co, 101 Montgomery St, San Francisco CA 94104                                 132,325.657            29.79%
        State Street Bank & Trust as Custodian for South Dakota Higher Education
        Sav TR RCM Global SM Cap, 801 Pennsylvania Ave., Kansas City, MO 64105-1307                    34,926.844             7.86%

  **    National Investor Services, 55 Water St, New York NY 10041                                     115,033.965            25.89%
  **    National Financial Services for the Benefit of Customer Attn Mutual Funds Dept 5th FL,
        200 Liberty St, One World Financial Center, New York NY 10281-1003                              62,855.417            14.15%
  **    Northern Trust Co as Trustee FBO UBS Painewebber 401K & Savings Plan Master Trust-DV,
        DV Control, PO Box 92994 Chicago IL 60675-2994                                                  63,461.663            14.29%

        Class A

  **    National Investor Services, 55 Water St, New York NY 10041                                      28,597.529            12.15%

        Class B

  **    MLPF&S for the Sole Benefit of its Customers, Attn Fund Admn/ #97M, 4800 Deer Lake Dr E FL 3,
        Jacksonville FL 32246-6484                                                                      13,333.941            12.01%

        American Enterprise Investment SVCS, PO Box 9446, Minneapolis MN 55440                           8,848.135             7.97%

        Class C

  **    MLPF&S for the Sole Benefit of its Customers, Attn Fund Admn/ #97M, 4800 Deer Lake Dr E FL 3,
        Jacksonville FL 32246-6484                                                                      70,411.266            23.39%

        Class D

  **    National Investor Services, 55 Water St, New York NY 10041                                      22,459.204             5.18%

  **    National Financial Services Corp For Exclusive Benefit of Customers Attn Mutual Funds Dept
        5th Fl, 200 Liberty Street, One World Financial Center, New York NE 10281-1003                  88,724.363            20.46%

  **    Charles Schwab & Co Inc Special Custody Acct FBO Customers, 101 Montgomery St,
        San Francisco CA 94104                                                                         195,631.693            45.12%


        PIMCO RCM Global Technology Fund
        --------------------------------
        Institutional Class

  **    Charles Schwab & Co, 101 Montgomery St, San Francisco CA 94104-4122                            925,893.493            14.72%

        Bankers Trust TTEE Harris Corporation Retirement Plan, 100 Plaza One, MS 3048,
        Jersey City NJ 07311-3999                                                                      645,003.230            10.26%
  **    National Financial Srv Corp for Exclusive Benefit of Customers Attn Mutual Fund
        5th Fl, PO Box 3908, Chruch St Station, New York NY 10008-3908                                 961,419.795            15.29%

        State Street Bank & Trust as TTEE For Southern California Edison Co Stock Savings Plus
        Plan, 105 Rosemont Rd, Westwood MA 02090-2318                                                1,552,984.378            24.70%

        Class A

        The Manufacturers Life Insurance Company USA, 250 Bloor St E, 7th Floor,
        Toronto, Ontario, Canada, M4W1E5                                                               608,965.272            42.83%

        The Vanguard Fiduciary Trust Dresdner RCM Global Tech Fund, Attn Outside Funds, PO Box 2600,
        Valley Forge PA 19482-2600                                                                     346,252.582            24.35%

        Class B

  **    Morgan Stanley, Attn Mutual Fund Operations, 3 Harborside Plaza 6th Fl, Jersey City NJ 07311     9,626.430             7.14%

  **    MLPF&S for the Sole Benefit of its Customers, Attn Fund Admn/ #97M, 4800 Deer Lake Dr E FL 3,
        Jacksonville FL 32246-6484                                                                       7,771.862             5.77%

        Class C

  **    MLPF&S for the Sole Benefit of its Customers, Attn Fund Admn/ #97M, 4800 Deer Lake Dr E FL 3,
        Jacksonville FL 32246-6484                                                                      21,127.178            12.59%

        Class D

  **    National Financial Srv Corp for Exclusive Benefit of Customers Attn Mutual Fund 5th Fl,
        PO Box 3908, Chruch St Station, New York NY 10008-3908                                       1,360,348.520            20.31%

        The Vanguard Fiduciary Trust Dresdner RCM Global Tech Fund, PO Box 2600,
        Valley Forge PA 19482                                                                          361,179.641             5.39%

**  Charles Schwab & Co Inc Special Custody Acct FBO Customers Attn Mutual Funds, 101 Montgomery St,
    San Francisco CA 94104                                                                                  2,727,439.356   40.71%


    PIMCO RCM Healthcare
    --------------------
    Class A

    Great-West Life & Annuity Insurance Company, 8515 E Orchard Rd 2T2, Englewood CO 80111                     25,030.263     6.56%

    Class C

**  MLPF&S for the Sole Benefit of its Customers, Attn Fund Admn/ #97M, 4800 Deer Lake Dr E FL 3,
    Jacksonville FL 32246-6484                                                                                 35,599.189    11.99%

    NFSC, Jan C Seski Jeanine E Seski, 4660 Twin Oaks Dr, Murrysville PA 15668-9449                            16,172.507     5.45%

    Class D

**  Charles Schwab & Co Inc Special Custody Acct FBO Customers, Attn Mutual Fund, 101 Montgomery St,
    San Francisco CA 94104                                                                                  5,529,520.768    59.35%
    National Financial Srv for the Benefit of Customers, Attn Mutual Funds Dept 5th FL,
    200 Liberty St, One World Financial Center, New York NY 10281-1003                                      1,987,462.241    21.33%


    RCM International Growth Equity Fund
    ------------------------------------
    Institutional Class

    Asset Allocation Portfolio Shareholder Services., PIMCO 840 Newport Center Drive Ste 100,
    Newport Beach CA 92660                                                                                  1,899,945.177    56.56%

**  Charles Schwab & Co, 101 Montgomery St, San Francisco CA 94104-4122                                       212,427.072     6.32%

    Miriam & Peter Haas Fund, 201 Filbert St, San Francisco Ca 94133-3237                                     434,233.281    12.93%

    SF Symphony Assoc Retirement Trust, Attn: Deena Soulon, Davies  Symphony Hall, 201 Van Ness Ave.,
    San Francisco, CA 94102-4595                                                                              210,764.420     6.27%


    Administrative Class

    National Investor Services FBO, 55 Water Street, 32nd Floor , New York NY 10041-0028                        4,856.618     9.73%

    State Street Bank & Trust Co Cust IRA A/C Barbara S Gross, 14109 N Hemet Dr, Oro Valley AZ 85737-5888       4,395.975     8.81%

    Diane L Rowley William Carter Jenkis JT Wros, 2965 Baker Ridge Dr NW, Atlanta GA 30318-7136                 2,979.655     5.97%

    State Street Bank & Trust Co Cust IRA A/C Priscilla Beard , PO Box 1347, Vashon Island VA 98070-1347        4,476.998     8.97%

    State Street Bank & Trust Co Cust IRA Mary Gnadt, 237 Walnut St, Elmhurst IL 60126-2655                     4,457.792     8.93%
    Kerry J Labauve & Barbara K Labauve JT/WROS (Pass) 504 Belleau Wood Blvd, Alexandria LA 71303-2405          4,594.842     9.21%

    Class A

    UBS Financial Services Inc. FBO The Feinstein Foundation Inc Attn: Alan S Feinstein,
    37 Alhambra Circle Cranston RI 02905-3416                                                                 182,213.668    15.94%

    A G Edwards & Sons Inc C/F, Robert C. Jutton IRA Account, 1161 Corporate Drive W Suite 170,
    Arlington TX 76006-6883                                                                                   102,440.424     8.96%

    A G Edwards & Sons Inc C/F, Larry E. Tarrant, IRA Account, 2000 Ivy Court, Mckinney Tx 75070-5281          90,533.780     7.92%

    Class B


**  MLPF&S for the Sole Benefit of its Customers, Attn Fund Admn/ #97M, 4800 Deer Lake Dr E FL 3,
    Jacksonville FL 32246-6484                                                                                 32,004.899     6.93%

    Class D

**  Charles Schwab & Co Inc Special Custody Acct FBO Customers Attn Mutual Funds, 101 Montgomery St,
    San Francisco CA 94104                                                                                    265,330.212     46.42%

**  National Investors Services, 55 Water Street 32nd Fl, New York NY 10041                                    83,373.945     14.59%

    PIMCO RCM Large Cap Growth Fund
    -------------------------------
    Institutional Class

**  Charles Schwab & Co, 101 Montgomery St, San Francisco CA 94104                                          3,911,926.897    14.81%

    Union Bank Trust Nominee Select Benefit 401K Plan, PO Box 85484, San Diego CA 92186-5484                4,249,200.170    16.08%

**  Pershing LLC Attn Mutual Funds, PO Box 2052 Jersey City NJ 07303-2052                                   2,550,409.286     8.52%

**  National Financial Svcs Corp For Exclusive Benefits of Our Customers, Chris Robinson,
    200 Liberty St., New York NY 10281-1003                                                                 1,359,525.885     5.15%

    Putnam Fiduciary Trust Co TTEE FBO Nordstrom Inc DCPA Team 650256, 1 Investors Way,
    Norwood MA 02062-1584                                                                                   1,931,072.531     7.31%

    Administrative Class
    Fidelity Investments Inst Operations Co Inc Cust FBO (FIDC) as Agent for Certain Employee Benefit
    Plans, 100 Magellan Way (KWIC), Covington, KY 41015                                                     2,498,743.108    34.07%

    Deutsch Bank America Trust Co FBO Nortel Networks LTIP, 100 Plaza One #JCY03-0408, Jersey City
    NJ 07311                                                                                                2,246,722.921    30.67%

    Foundation for LSU Health Sciences Center - BRSF Account, 2000 Tulane Ave, New Orleans,
    LA 70112-2250                                                                                             594,521.791     8.12%

    Putnam Fiduciary Trust Co TTEE FBO MasterCard International Incorporated Savings Plan Attn DC Plan
    Admin Team MS C4D, One Investor Way 650510, Norwood MA 02062-1599                                         533,668.662     7.28%

    Reed Elsevier US Salary Investment Plan State Street Bank As Trustee Attn Karen Macdonald
    105 Rosemont Rd, Westwood MA 02090-2318                                                                   860,943.272    11.75%

    Class A

    Hillstrust, PO Box 100, Iowa City IA 52235-0100                                                           151,697.410     8.10%

    Valley Cabinet Inc 401K, 845 Prosper St, De Pere WI 54115                                                 104,394.481     5.58%

    New York Life Insurance Co, 169 Lackawanna Ave, Parsippany NJ 07054                                       158,069.528     8.44%
    Putnam Fiduciary Trust Co TTEE FBO Integral Systems, Inc. Profit Sharing and 401K Plan,
    One Investory  Waym Attn DC Plan Admin MS N3H 522612, Norwood, MA 02062                                   311,359.161    16.63%

    Class B

**  Morgan Stanley, Attn Mutual Fund Operations, 3 Harborside Plaza 6th Fl, Jersey City NJ 07311               47,624.196     8.54%

**  MLPF&S for the Sole Benefit of its Customers, Attn Fund Admn/ #97M, 4800 Deer Lake Dr E FL 3,
    Jacksonville FL 32246-6484                                                                                 58,858.882    10.55%

    Class C

**  MLPF&S for the Sole Benefit of its Customers, Attn Fund Admn/ #97M, 4800 Deer Lake Dr E FL 3,
    Jacksonville FL 32246-6484                                                                                 26,220.825     5.85%

**  Citigroup Global Markets, Inc Attn Cindy Tempesta 7th Fl, 333 West 34th St, New York NY 1001-2483          42,379.668     9.46%

**  Morgan Stanley, Attn Mutual Fund Operations, 3 Harborside Plaza 6th Fl, Jersey City NJ 07311               43,183.284     9.64%

    Class D

**  National Financial Srv Corp For Exclusive Benefit of Customers Attn Mutual Funds Dep 5th Fl,
    200 Liberty St, One World Financial Center, New York NY 10281                                           1,790,523.175    24.43%

**  Charles Schwab & Co Inc Special Custody Acct FBO Customers, Attn Mutual Funds, 101 Montgomery St,
    San Francisco CA 94104                                                                                  1,117,142.116    15.24%

**  Prudential Securities Inc., Special Custody Account, Attn Mutual Funds, 1 New York Plaza 8th Floor,
    New York NY 10292-2008                                                                                  2,936,615.930    40.06%


    Class R

    Allianz Dresdner Asset Management of America LP, Attn Donna Franklin, 888 San Clemente Dr Ste 100,
    Newport Beach CA 92660                                                                                        990.099    26.42%

    NFSC FEBO, Lipe Green Trump & Dreyer PC P, State Street Bank & Trust TTEE, 8625 S Erie Ave,
    Tulsa OK 74137                                                                                              2,722.323    72.64%

    PIMCO RCM Mid-Cap Fund
    ----------------------
    Institutional Class

    Abbott Laboratories Annuity Ret Trust Fund, Attn Mr, William H S Preece JR, 1 Abbott Park Rd,
    Abbott Park IL 60064                                                                                   16,270,605.888    15.91%

    Consolidated Natural Gas Co Pension Trust-RCM Equity Acct, Attn Mr Donald W Borneman, Consolidated
    Natural Gas Co, CNG Tower 625 Liberty Ave, Pittsburgh PA 15222                                         11,447,465.666    11.19%

    Hughes Aircraft M/S/T Attn MS Amy Chan Hughes Investment Management Co, PO Box 2458,
    Culver City Ca 90231-2458                                                                               5,516,917.303     5.39%

    National Electrical Benefit Fund, 1125 15th St NW Rm 401, Washington DC 20005-2775                     20,712,010.662    20.25%


    Administrative Class

    Allianz Dresdner Asset Management of America L.P., Attn Donna Franklin, 888 San Clemente Dr
    Ste 100, Newport Beach CA 92660                                                                             4,385.965   100.00%

    Class A

    Pershing LLC, PO Box 2052, Jersey City, NJ 07303-9998                                                      35,025.381     5.71%
    Prudential Securities FBO  Mrs Carmel F Klein TTEE Carmel F Klein REVCBL LVG TR, 7414 Glenmora
    Ridge Rd, Indianapolis IN 46250-2587                                                                       31,579.205     5.15%

    Class B

**  MLPF&S for the Sole Benefit of its Customers, Attn Fund Admn/ #97M, 4800 Deer Lake Dr E FL 3,
    Jacksonville FL 32246-6484                                                                                 25,504.465     6.85%

    Legg Mason Woold Walker, Inc, PO Box 1476, Baltimore, MD 21202                                             19,918.717     5.35%

**  Morgan Stanley, Attn Mutual Fund Operations, 3 Harborside Plaza 6th Fl, Jersey City NJ 07311               39,407.173    10.58%

    Class C

**  MLPF&S for the Sole Benefit of its Customers, Attn Fund Admn/ #97M, 4800 Deer Lake Dr E FL 3,
    Jacksonville FL 32246-6484                                                                                 46,551.403     7.73%

**  UBS Financial Services Inc., PO Box 211376, Royal Palm Beach FL 33421-1376                                 89,756.939    14.90%

    Class D

**  Charles Schwab & Co Inc Special Custody Acct FBO Customers, Attn Mutual Funds, 101 Montgomery St,
    San Francisco CA 94104                                                                                  1,416,964.943    84.36%

    RBC Dian Rauscher Inc FBO Trukan & Co (II) c/o The Trust Company of KS, PO Box 3699, Wichita,
    KS 67201-3699                                                                                             196,067.416    11.67%

    Class R

    Allianz Dresdner Asset Management of America LP, Attn Donna Franklin, 888 San Clemente Dr Ste 100,
    Newport Beach CA 92660                                                                                      5,405.405   100.00%


    PIMCO RCM Small-Cap Fund
    ------------------------
    Institutional Class

**  Charles Schwab & Co, 101 Montgomery St, San Francisco CA 94104                                            236,249.446    15.72%

    Zion First National Bank FBO CSEA, PO Box 30880, Salt Lake City, UT 84130-0880                            178,878.359    11.91%

    Golden Gate Transit, Amalgamated Retirement Board, 35 Mitchell Blvd Suite 4, San Rafael CA 94903          194,757.471    12.96%

    General Mills Group Trust/General Mills Inc, Attn: Joan Cichoski, 1 General Mills Blvd, Minneapolis,
    MN 55426-1348                                                                                             132,405.661     8.81%

    SF Symphony Assoc Retirement Trust, Attn: Deena Soulon, Davies Symphony Hall, 201 Van Ness Ave,
    San Francisco, CA 94102-4595                                                                              148,552.866     9.89%

    Washington Meat Industry UFCW Local 44, Attn Michael P Hatfield, PO Box 547, Mt Vernon WA 98273           513,167.087*   34.15%


    PIMCO RCM Tax-Managed Growth Fund
    ---------------------------------
    Institutional Class

    The Joyce L Stupski Chartable Remainder Unitrust, 2 Belvedere Place Suite 110, Mill Valley CA 94941        23,518.175     7.19%

    Aliza Jane Klingenstein 2002 Trust, Attn: Alan Klingenstein, 924 West End Ave, #45, New York,
    NY 10025-3540                                                                                              37,345.230    11.43%

    Hannah June Klingenstein 2002 Trust, Attn: Alan Klingenstein, 924 West End Ave, #45, New York,
    NY 10025-3540                                                                                              37,341.747    11.42%

    Wells Fargo Bank MN NA FBO Elizabeth Swindells, PO Box 1533, Minneapolis MN 55480-1533                     66,743.296    20.42%

**  LPL FBO LPL Customers Attn Mutual Fund Operations, PO Box 509046, San Diego CA 92150-9046                  53,000.155    16.21%

    Wells Fargo Bank MN NA FBO Doubleday George II, PO Box 1533, Minneapolis MN 55480-1533                     41,894.977    12.82%

    Wells Fargo Bank NA MN FBO Crumppacker Elizabeth, PO Box 1533, Minneapolis MN 55480-1533                   20,106.952     6.15%

    Wells Fargo Bank MN NA FBO Crumpacker Anne Family, PO Box 1533, Minneapolis MN 55480-1533                  23,163.616     7.09%

    Class B

    NFSC FEBO, Steven F Noskow MD, Merle R Noskow, 8433 Legend Club Dr, West Plam Beach FL 33412               11,069.749     6.08%

    Class C

    First Clearing Corporation, Joan M Croft, 34 Fairhope Drive, Townsend GA 31331-9626                         8,568.836     6.20%

**  LPL Financial Services, 9785 Towne Centre Drive, San Diego CA 92121-1968                                   10,540.254     8.51%

    McDonald Investment Inc, 4900 Tiedeman Road, Brooklyn, OH 44144                                             7,578.421     6.12%


    Class D

**  Charles Schwab & Co Inc Special Custody Acct FBO Customers, Attn Mutual Funds, 101 Montgomery St,
    San Francisco CA 94104                                                                                     85,095.755    26.07%

    PIMCO Small Cap Value Fund
    --------------------------
    Institutional Class

    Allianz Dresdner Asset Management of America L.P.,Attn Donna Franklin, 888 San Clemente Dr Ste 100,
    Newport Beach CA 92660-6367                                                                               100,000.000*  100.00%

                                   APPENDIX C

                 PIMCO FUNDS: MULTI-MANAGER SERIES (the "Trust")

                               PROXY VOTING POLICY

--------------------------------------------------------------------------------

1. It is the policy of the Trust that proxies should be voted in the interest of the shareholders of the appropriate fund, as determined by those who are in the best position to make this determination. The Trust believes that the firms and/or persons purchasing and selling securities for the funds and analyzing the performance of the funds' securities are in the best position and have the information necessary to vote proxies in the best interests of the funds and their shareholders, including in situations where conflicts of interest may arise between the interests of shareholders, on one hand, and the interests of the investment adviser, a sub-adviser and/or any other affiliated person of the fund, on the other. Accordingly, the Trust's policy shall be to delegate proxy voting responsibility to those entities with portfolio management responsibility for the funds.

2. The Trust, for each fund advised by PIMCO Advisors Fund Management LLC ("PAFM"), delegates the responsibility for voting proxies to PAFM, which may in turn delegate such responsibility to the sub-adviser of the particular fund.

3. In certain circumstances, the Trust will not retain an adviser or sub-adviser to manage a fund's portfolio. In such cases, the portfolio manager for the fund, acting in his capacity as an officer of the Trust, will vote proxies for such a fund in accordance with the proxy voting policies set forth in Appendix A attached hereto (which for all purposes of this policy shall be such portfolio manager's proxy voting policies).

4. The party voting the proxies (i.e., the sub-adviser or portfolio manager) shall vote such proxies in accordance with such party's proxy voting policies and, to the extent consistent with such policies, may rely on information and/or recommendations supplied by others.

5. PAFM and each sub-adviser of a fund of the Trust with proxy voting authority shall deliver a copy of its respective proxy voting policies and any material amendments thereto to the Board of the Trust promptly after the adoption or amendment of any such policies (with initial policies adopted prior to August 6, 2003, being delivered no later than the next regularly scheduled meeting of the Board of the Trust).

6. The party voting the proxy shall: (i) report on its activities at least annually to the Board; (ii) maintain such records and provide such voting information as is required for the Trust's regulatory filings including, without limitation, Form N-PX and the required disclosure of policy called for by Item 13 of Form N-1A; and (iii) shall provide such additional information as may be requested, from time to time, by the Board.

7. This Proxy Voting Policy Statement (including Appendix A) and those of PAFM and each sub-adviser of a fund of the Trust with proxy voting authority for a fund, shall be made available (i) without charge, upon request, by calling 1-800-426-0107 and (ii) on the Trust's website at www.pimcoadvisors.com. In addition, to the extent required by applicable law, the proxy voting policies of PAFM and each sub-adviser with proxy voting authority shall be included in the Trust's SAI.



                                      C-V9

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                                                         [LOGO] Allianz Dresdner
                                                                Asset Management


                                                                      Appendix A

Allianz Dresdner Asset Management of America

Proxy Voting Policy and Procedures

DRAFT Version 1.5 - Effective August 1, 2003



                                       I0

                                                         [LOGO] Allianz Dresdner
                                                                Asset Management


Allianz Dresdner Asset Management of America

ADAM Proxy Voting Policy and Procedures

General Policy

Allianz Dresdner Asset Management of America L.P. and its subsidiaries (collectively, "ADAM Advisers") vote proxies as part of its authority to manage, acquire, and dispose of account assets, unless the client has explicitly reserved the authority for itself. When voting proxies, ADAM Advisers' primary objective is to make voting decisions solely in the best interests of its clients. ADAM Advisers will act in a manner that it deems prudent and diligent and which is intended to enhance the economic value of the underlying portfolio securities held in its clients' accounts.

This policy sets forth the general standards for proxy voting whereby an ADAM Adviser has authority to vote its client's proxies with respect to portfolio securities held in the accounts of its clients for whom it provides discretionary investment management services.

The general policy contains the following standards for each ADAM Adviser:

     .    Exercising responsibility for voting decisions

     . Obligation to vote must be clearly established based on written guidelines

     .    Resolving conflicts of interest

     .    Making appropriate disclosures to clients

     .    Creating and maintaining appropriate records

     .    Providing clients access to voting records

     .    Outsourcing the proxy voting administrative process

Responsibility for Voting Decisions

Chief Investment Officer

Exercise of shareholder voting rights is an investment decision. Accordingly, it is the responsibility of the Chief Investment Officer of the ADAM Adviser to ensure that voting decisions are organized and conducted in accordance with portfolio objectives, and any applicable legal requirements and client expectations, if any. In order to ensure that this obligation is carried out, the Chief Investment Officer of each ADAM Adviser (or line of business, if appropriate) shall designate an employee or a committee to be responsible for all aspects of the exercise of shareholder rights (the "Proxy Committee").

Proxy Committee

The Proxy Committee shall be governed by this policy and will perform the following duties:

     . Execute or engage a third party service provider to vote proxies in accordance with the Company's guidelines;

     . Document, in the form of a report, the resolution of any conflicts of interest between the ADAM Adviser and its clients, and provide or make available, adequate documentation to support that conflicts were resolved in a fair, equitable and consistent manner that is in the interest of clients;

     . Approve and monitor the outsourcing of voting obligations to third-parties; and

     . Oversee the maintenance of records regarding voting decisions in accordance with the standards set forth by this policy.

The Proxy Committee shall review, at least annually, all applicable processes and procedures, voting practices,



                                       I1

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                                                         [LOGO] Allianz Dresdner
                                                                Asset Management


the adequacy of records and the use of third party services.

Obligation to Vote Must be Clearly Established

When an investment management or client relationship is established, the obligation of the ADAM Adviser to vote may be inherent in the relationship or, in some cases, implied as a matter of law. In some situations, the client may prefer to vote (or direct the voting) for portfolio securities.

ADAM Adviser's obligation with respect to voting rights should be explicitly identified in each client Investment Advisory Agreement. A specific clause in the agreement should explain the rights of each party as well as identify if any Proxy Voting Service is used.

Voting Proxies

Written Voting Guidelines

Each ADAM Adviser must establish general voting guidelines for recurring proposals ("Voting Guidelines"). (See Appendix No. 3 for reference.)

Flexibility

The Voting Guidelines should address routine as well as significant matters commonly encountered. The Voting Guidelines should permit voting decisions to be made flexibly while taking into account all relevant facts and circumstances.

Cost-Benefit Analysis Involving Voting Proxies

An ADAM Adviser shall review various criteria to determine whether the costs associated with voting the proxy exceeds the expected benefit to its clients and may conduct a cost-benefit analysis in determining whether it is in the best economic interest to vote client proxies. Given the outcome of the cost-benefit analysis, an ADAM Adviser may refrain from voting a proxy on behalf of its clients' accounts.

In addition, an ADAM Adviser may refrain from voting a proxy due to logistical considerations that may have a detrimental effect on the ADAM Advisers' ability to vote such a proxy. These issues may include, but are not limited to: 1) proxy statements and ballots being written in a foreign language, 2) untimely notice of a shareholder meeting, 3) requirements to vote proxies in person, 4) restrictions on foreigner's ability to exercise votes, 5) restrictions on the sale of securities for a period of time in proximity to the shareholder meeting, or 6) requirements to provide local agents with power of attorney to facilitate the voting instructions. Such proxies are voted on a best-efforts basis.

Resolving Conflicts of Interest

An ADAM Adviser may have conflicts that can affect how it votes its clients' proxies. For example, the ADAM Adviser may manage a pension plan whose management is sponsoring a proxy proposal. An ADAM Adviser may also be faced with clients having conflicting views on the appropriate manner of exercising shareholder voting rights in general or in specific situations. Accordingly, the ADAM Adviser may reach different voting decisions for different clients. Regardless, votes shall only be cast in the best interests of the client affected by the shareholder right. For this reason, ADAM Advisers shall not vote shares held in one client's account in a manner designed to benefit or accommodate any other client.

In order to prevent potential conflicts between ADAM affiliates and ADAM group companies, all ADAM Advisers maintain separate and distinct investment decision-making processes, including proposed or actual actions with respect to corporate governance matters affecting portfolio holdings. All ADAM Advisers have implemented procedures to prevent the sharing of business and investment decision objectives, including Proxy Voting decisions.

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                                                         [LOGO] Allianz Dresdner
                                                                Asset Management



In order to ensure that all material conflicts of interest are addressed appropriately while carrying out its obligation to vote proxies, the Chief Investment Officer of each ADAM Adviser shall designate an employee or a proxy committee to be responsible for addressing how the ADAM Adviser resolves such material conflicts of interest with its clients.

Making Appropriate Disclosures to Clients

ADAM Advisers shall provide clients with a summary of this policy in the form of a general Proxy Voting Policy Statement (See Appendix No. 1). The delivery of this statement can be made in Part II of Form ADV or under separate cover. In the initial year of adoption of this policy, a letter should accompany Form ADV that advises clients of the new disclosure. (See Appendix No. 2 for a sample letter).

Creating and Maintaining Appropriate Records

Recordkeeping Requirements

In keeping with applicable law1, ADAM Advisers' recordkeeping requirements are as follows:

     .    Copies of the ADAM Advisers Proxy Voting Policy and Procedures;

     . Copies or records of each proxy statement received with respect to clients' securities for whom an ADAM Adviser exercises voting authority; Records of votes cast on behalf of clients;

     . Records of each vote cast as well as certain records pertaining to the ADAM Adviser's decision on the vote;

     .    Records of written client request for proxy voting information;

Records of written responses from the ADAM Adviser to either written or oral client request;

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                                                         [LOGO] Allianz Dresdner
                                                                Asset Management


Retention of Records

Records are kept for at least six years following the date that the vote was cast. An ADAM Adviser may maintain the records electronically. Third party service providers may be used to maintain proxy statements and proxy votes.

Providing Clients Access to Voting Records

Access by Clients

Generally, clients of an ADAM Adviser have the right, and shall be afforded the opportunity, to have access to records of voting actions taken with respect to securities held in their respective account or strategy.

Shareholders and unit-holders of commingled funds managed by an ADAM Adviser shall have such access to voting records pursuant to the governing documents of the commingled fund.

Access by Third Parties

Voting actions are confidential and may not be disclosed to any third party except as may be required by law or explicitly authorized by the client.

Outsourcing The Proxy Voting Process

To assist in the proxy voting process, an ADAM Adviser may retain an independent third party service provider to assist in providing in-depth research, analysis and voting recommendations on corporate governance issues and corporate actions as well as assist in the administrative process. The services provided to an ADAM Adviser should offer a variety of fiduciary-level, proxy-related services to assist in its handling of proxy voting responsibilities and corporate governance-related efforts.




--------------------------------------------------------------------------------
Endnotes

/1/ SEC rule 206(4)-6 [17CFR 275.206(4)-6] and amendments to rule 204-2 [17-CFR
275.204-2] under the Investment Advisers Act of 1940 [15 U.S.C. 80b] ("Advisers Act" or "Act")

                            Appendix No. 1

                      Part II Form ADV Disclosure

General Proxy Voting Policy

                    (the "Company") typically votes proxies as part of its
-------------------
discretionary authority to manage accounts, unless the client has explicitly reserved the authority for itself. When voting proxies, the Company's primary objective is to make voting decisions solely in the best economic interests of its clients. The Company will act in a manner that it deems prudent and diligent and which is intended to enhance the economic value of the underlying portfolio securities held in its clients' accounts.

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                                                         [LOGO] Allianz Dresdner
                                                                Asset Management


The Company has adopted written Proxy Policy Guidelines and Procedures (the "Proxy Guidelines") that are reasonably designed to ensure that the Company is voting in the best interest of its clients. The Proxy Guidelines reflect the Company's general voting positions on specific corporate governance issues and corporate actions. Some issues may require a case by case analysis prior to voting and may result in a vote being cast that will deviate from the Proxy Guideline. Upon receipt of a client's written request, the Company may also vote proxies for that client's account in a particular manner that may differ from the Proxy Guideline. Deviation from the Proxy Guidelines will be documented and maintained in accordance with Rule 204-2 under the Investment Advisers Act of 1940.

In accordance with the Proxy Guidelines, the Company may review additional criteria associated with voting proxies and evaluate the expected benefit to its clients when making an overall determination on how or whether to vote the proxy. The Company may vote proxies individually for an account or aggregate and record votes across a group of accounts, strategy or product. In addition, the Company may refrain from voting a proxy on behalf of its clients' accounts due to de-minimis holdings, impact on the portfolio, items relating to foreign issuers, timing issues related to the opening/closing of accounts and contractual arrangements with clients and/or their authorized delegate. For example, the Company may refrain from voting a proxy of a foreign issuer due to logistical considerations that may have a detrimental effect on the Company's ability to vote the proxy. These issues may include, but are not limited to: (i) proxy statements and ballots being written in a foreign language, (ii) untimely notice of a shareholder meeting, (iii) requirements to vote proxies in person,
(iv) restrictions on foreigner's ability to exercise votes, (v) restrictions on the sale of securities for a period of time in proximity to the shareholder meeting, or (vi) requirements to provide local agents with power of attorney to facilitate the voting instructions. Such proxies are voted on a best-efforts basis.

To assist in the proxy voting process, the Company may retain an independent third party service provider to assist in providing research, analysis and voting recommendations on corporate governance issues and corporate actions as well as assist in the administrative process. The services provided offer a variety of proxy-related services to assist in the Company's handling of proxy voting responsibilities.

Conflicts of Interest

The Company may have conflicts of interest that can affect how it votes its clients' proxies. For example, the Company or an affiliate may manage a pension plan whose management is sponsoring a proxy proposal. The Proxy Guidelines are designed to prevent material conflicts of interest from affecting the manner in which the Company votes its clients' proxies. In order to ensure that all material conflicts of interest are addressed appropriately while carrying out its obligation to vote proxies, the Chief Investment Officer of the Company may designate an employee or a proxy committee to be responsible for addressing how the Company resolves such material conflicts of interest with its clients.

To obtain a copy of the Policy Guidelines or to obtain information on how your account's securities were voted, please contact your account representative.

                                                         [LOGO] Allianz Dresdner
                                                                Asset Management


                                 Appendix No. 2

            Sample letter to accompany Proxy Voting Policy Statement

Insert: Date

Insert: Client name and address

Reference: Proxy Voting Policy and Procedure

Dear Client:

On January 31, 2003 the SEC adopted a new rule 206(4)-6, "Proxy Voting" under the Investment Advisers Act of 1940. The new rule is designed to prevent material conflicts of interest from affecting the manner in which advisers vote its clients' proxies. The new rule requires SEC-registered investment advisers that have authority to vote clients' proxies to adopt written policies and procedures reasonably designed to ensure that the adviser votes proxies in the best interest of its clients, including procedures to address any material conflict that may arise between the interest of the adviser and its clients. The adviser must describe these policies and procedures to clients upon their request, and disclose to clients how they can obtain information from the adviser about how the adviser has voted their proxies.

In keeping with the disclosure requirements of the new SEC rule we are enclosing a copy of the Company's most recent Form ADV Part II, which includes a description of the Company's Proxy Voting procedures in the form of a General Proxy Voting Policy Statement.

Should you have any questions, please do not hesitate to contact me at insert phone #.

Sincerely,

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                                                         [LOGO] Allianz Dresdner
                                                                Asset Management


                                 Appendix No. 3

                             Proxy Voting Guidelines

The following are ADAM's general Proxy Voting Guidelines. Each ADAM Adviser has developed and adopted the guidelines to help ensure a consistent approach to voting Proposals. Each ADAM Adviser will address the specific requirements of their client base and investment philosophy and therefore not all ADAM Advisers will vote all Proposals in same manner. Such differences are identified in Supplements I and II to this appendix.

Table of Contents



Proposal
No.       Description                                                  Pg. No.
------------------------------------------------------------------------------
Management Proposals
------------------------------------------------------------------------------
Auditor Related                                                          C-15
101.      Ratification of Auditors
102.      Auditor Indemnification

Board of Directors                                                       C-15
201.      Election of Board of Directors
202.      Board Independence
203.      Changes in Board Size
204.      Cumulative Voting
205.      Director Duties and Stakeholder Laws
206.      Director Indemnification and Liability Protection
207.      Key Committee Composition

Compensation Related                                                     C-16
301.      Employee Stock Ownership Plans (ESOP)
302.      Executive/Director/Outside Director Stock Option Plans
303.      401k Employee Benefit Plans
304.      Golden Parachutes
305.      Director Fees
306.      Pension Fund Credits

Capital Structure                                                        C-17
401.      Authorization of Additional Common Stock
402.      Authorization of Additional Preferred Stock
403.      Issuance of Additional Debt
404.      Reduction of Shares
405.      Share Repurchase Programs
406.      Preemptive Rights
407.      Adjustments to Par Value of Common Stock
408.      Debt Restructurings

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                                                         [LOGO] Allianz Dresdner
                                                                Asset Management


Proxy Voting Guidelines
Table of Contents (Continued)



Proposal
No.       Description                                                  Pg. No.
------------------------------------------------------------------------------
Management Proposals
------------------------------------------------------------------------------
Corporate Transactions                                                   C-18
501.      Mergers and Acquisitions
502.      Asset Sales
503.      Changing Corporate Name
504.      Corporate Restructurings
505.      Liquidations
506.      Spin-Offs

Anti-Takeover Defenses and Related Proposals                             C-19
601.      Greenmail
602.      Poison Pills
603.      Supermajority Shareholder Vote Requirements
604.      Classified Boards
605.      Fair Price Provisions
606.      Unequal Voting Rights
607.      Reincorporation/Exemption from Takeover Laws

Other                                                                    C-20
901.      Annual Meetings
902.      Confidential Voting, Independent Tabulations and Inspections
903.      Disgorgement Provisions
904.      Mutual Fund Issues
905.      Share-Blocking
906.      Shares Out on Loan

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                                                         [LOGO] Allianz Dresdner
                                                                Asset Management


Proxy Voting Guidelines
Table of Contents (Continued)



Proposal
No.       Description                                                  Pg. No.
------------------------------------------------------------------------------
Shareholder Proposals
------------------------------------------------------------------------------
Auditor Related                                                          C-22
SP-101.   Ratification of Auditors
SP-102.   Independence of Auditors
SP-103.   Audit Firm Rotation

Board of Directors                                                       C-22
SP-201.   Minimum Director Stock Ownership
SP-202.   Board Independence
SP-203.   Age Limits
SP-204.   Cumulative Voting
SP-205.   Director Duties and Stakeholder Laws
SP-206.   Director Attendance at Annual Meetings
SP-207.   Key Committee Composition
SP-208.   Limit Director Tenure

Compensation Related                                                     C-23
SP-301.   Holding Periods
SP-302.   Future Stock Option Awards
SP-303.   Accounting Treatment of Stock Option Awards
SP-304.   Golden Parachutes
SP-305.   Limits on Executive and Director Compensation
SP-306.   Requests for Additional Disclosure of Executive Compensation
SP-307.   Reports on Executive Retirement Benefits

Capital Structure                                                        C-23
SP-401.   Preemptive Rights
SP-402.   Authorization of Blank Check Preferred Stock

Corporate Transactions                                                   C-24
SP-501.   Rights of Appraisal

Anti-Takeover Defenses and Related Proposals                             C-24
SP-601.   Greenmail
SP-602.   Poison Pills
SP-603.   Supermajority Shareholder Vote Requirements
SP-604.   Classified Boards
SP-605.   Fair Price Provisions
SP-606.   Equal Access
SP-607.   Reincorporation/Exemption from Takeover Laws

                                                         [LOGO] Allianz Dresdner
                                                                Asset Management


Proxy Voting Guidelines
Table of Contents (Continued)



Proposal
No.       Description                                                  Pg. No.
------------------------------------------------------------------------------
Shareholder Proposals
------------------------------------------------------------------------------
Proxy Contest Defenses                                                   C-24
SP-701.   Shareholders' Right to Call Special Meetings
SP-702.   Shareholder Action by Written Consent
SP-703.   Shareholders' Ability to Remove or Elect Directors

Social and Environmental Issues                                          C-25
SP-801.   Environmental Issues / CERES Principles
SP-802.   Northern Ireland (MacBride Principles)
SP-803.   South Africa (Statement of Principles)
SP-804.   Other Political/Social/Special Interest Issues

Other                                                                    C-25
SP-901.   Annual Meetings
SP-902.   Confidential Voting, Independent Tabulations and Inspections
SP-903.   Abstention Votes
SP-904.   Existing Dual Class Companies
SP-905.   Special Reports/Additional Disclosure
SP-906.   Lack of Information
SP-907.   Shareholder Advisory Committee

Supplement I                                                             C-27

Supplement II                                                            C-32



                                      C-I0

                                                         [LOGO] Allianz Dresdner
                                                                Asset Management


GUIDELINES FOR VOTING ON MANAGEMENT PROPOSALS

ADAM Advisers will generally vote on management proposals as follows:

AUDITOR RELATED
--------------------------------------------------------------------------------

101. Ratification of Auditors1: ADAM Advisers will generally vote for management proposals to ratify the selection of auditors unless:

     .    The audit firm is not independent in fact or appearance;
     . The audit firm has rendered an opinion that is publicly known to not be an indication of the company's true financial position; or
     . There are significant doubts that have been publicly raised regarding the audit firm's integrity or objectivity.

102. Auditor Indemnification1: ADAM Advisers will generally vote against management proposals to indemnify the auditors.

BOARD OF DIRECTORS
--------------------------------------------------------------------------------

201. Election of Board of Directors1, 2: ADAM Advisers will generally vote with management for the routine election of directors unless:

     a. There are clear concerns due to the company having displayed a record of poor performance;
     b. The board fails to meet minimum corporate governance standards (e.g., performance-based executive compensation, board independence, takeover activity); or
     c.   Criminal activity by the board or a particular board nominee.

202. Board Independence: ADAM Advisers will generally vote for management proposals that require the board of directors to be comprised of a majority of independent or unaffiliated directors.

203. Changes in Board Size: ADAM Advisers will generally vote for management proposals that seek to fix board size and will generally vote against management proposals that give management the ability to change the size of the board without shareholder approval.



                                      C-I1

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                                                         [LOGO] Allianz Dresdner
                                                                Asset Management


BOARD OF DIRECTORS (CONTINUED)
--------------------------------------------------------------------------------

204. Cumulative Voting: ADAM Advisers will generally vote for management proposals regarding cumulative voting on a case-by-case basis.

205. Director Duties and Stakeholder Laws1: ADAM Advisers will generally vote against management proposals to allow the board of directors to consider the interests of stakeholders (constituencies other than shareholders), unless such proposals are considered in the context of the company's commitment to shareholders.

206. Director Indemnification and Liability Protection1, 2: ADAM Advisers will generally vote in favor of management proposals to limit Directors' liability and to broaden their indemnification.

     ADAM Advisers will generally vote against management proposals that would broaden the Directors' indemnification that would cover acts of absolute negligence or proposals that would cover expenses for monetary damages of directors and officers that violate the duty of care standard.

207. Key Committee Composition: ADAM Advisers will generally vote for management proposals that require all members of the compensation and nominating committees to be comprised of independent or unaffiliated directors.

COMPENSATION RELATED
--------------------------------------------------------------------------------

301. Employee Stock Ownership Plans (ESOP)2: ADAM Advisers will generally vote for management proposals to establish ESOPs or increase authorized shares for existing ESOP's provided that the following criteria are met:

     a.   The purchase price is at least 85% of the fair market value;
     b.   The offering period is 27 months or less;
     c.   Voting power dilution is no more than 10%.

302. Executive/Director/Outside Director Stock Option Plans: ADAM Advisers will evaluate management stock option plan proposals on a case-by-case basis. When reviewing such compensation plans, ADAM Advisers will generally consider the following criteria:

     a.   That the dilution of existing shares is no more than 5%;
     b.   That the stock option plan is incentive-based;
     c. That the stock option plan does not allow for discounted stock options;
     d. For mature companies, that the stock option plan does not constitute more than 5% of the outstanding shares at the time of approval;
     e. For growth companies, that the stock option plan does not constitute more than 10% of the outstanding shares at the time of approval.

303. 401k Employee Benefit Plans1: ADAM Advisers will generally vote for management proposals to implement a 401(k) savings plan for its employees.



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COMPENSATION RELATED (CONTINUED)
--------------------------------------------------------------------------------

304. Golden Parachutes1, 2: ADAM Advisers will generally vote for management proposals that require shareholder approval of golden parachutes and will vote for management proposals to limit golden parachutes.

305. Director Fees: ADAM Advisers will generally vote for management proposals to award directors fees unless the amounts are excessive relative to similar industries and country.

306. Pension Fund Credits1: ADAM Advisers will generally vote against management proposals that include pension fund credits in earnings when determining executive compensation.

CAPITAL STRUCTURE
--------------------------------------------------------------------------------

401. Authorization of Additional Common Stock: ADAM Advisers will generally vote for management proposals to increase the authorization of common stock if a clear and legitimate business purpose is stated and the increase in authorization does not exceed 100% of shares currently authorized. ADAM Advisers will generally vote against management proposals to increase the authorized common stock if it will carry preemptive rights or supervoting rights.

     ADAM Advisers will generally vote for management proposals to increase common share authorization for a stock split as long as authorized shares following the split do not exceed 100% of existing authorized shares.

402. Authorization of Additional Preferred Stock: ADAM Advisers will generally vote for management proposals to create a new class of preferred stock or for proposals to allow for the issuance of additional shares of preferred stock unless:

     a.   The proposal is for the issuance of blank check preferred stock;
     b. The issuance of preferred stock is greater than 50% of current issued capital;
     c. The newly created preferred stock would have unspecified rights, i.e. voting, conversion, dividend distribution rights;
     d. The additional preferred shares will be used as part of a takeover defense.

403. Issuance of Additional Debt: ADAM Advisers will generally vote for management proposals to issue additional debt provided that the company's debt-to-equity ratio is between zero and one hundred percent.

     ADAM Advisers will evaluate proposals on a case-by-case basis where the debt-to-equity ratio is greater than one hundred percent and will use comparisons to similar industry standards.



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CAPITAL STRUCTURE (CONTINUED)
--------------------------------------------------------------------------------

404. Reduction of Shares1: ADAM Advisers will generally vote for management proposals to reduce the number of authorized shares of common or preferred stock, or to eliminate classes of preferred stocks, provided that such proposals offer a clear and legitimate business purpose.

     ADAM Advisers will generally vote for management proposals to implement a reverse stock split provided that management proportionately reduces the authorized shares that are in the corporate charter.

405. Share Repurchase Programs1: ADAM Advisers will generally vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

406. Preemptive Rights1, 2: ADAM Advisers will generally vote for management proposals to eliminate preemptive rights.

407. Adjustments to Par Value of Common Stock1: ADAM Advisers will generally vote for management proposals to reduce the par value of common stock.

408. Debt Restructurings: ADAM Advisers will evaluate debt restructuring management proposals (involving additional common and/or preferred share issuances) on a case-by-case basis. ADAM Advisers will generally consider the following criteria:

     a.   Reasonableness of the dilution;
     b. The impact that the restructuring and determining if it will be beneficial to existing shareholders;
     c.   The threat of bankruptcy.

CORPORATE TRANSACTIONS
--------------------------------------------------------------------------------

501. Mergers and Acquisitions: ADAM Advisers will evaluate merger and acquisition management proposals on a case-by-case basis. ADAM Advisers will generally consider the following factors:

     a.   Anticipated financial and operating benefits;
     b.   Offer price (cost vs. premium);
     c.   Prospects of the combined companies;
     d.   How the deal was negotiated:
     e. Changes in corporate governance and their impact on shareholder rights;
     f.   Corporate restructuring;
     g.   Spin-offs;
     h.   Asset sales;
     i.   Liquidations;
     j.   Rights of appraisal.



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CORPORATE TRANSACTIONS (CONTINUED)
--------------------------------------------------------------------------------

502. Asset Sales: ADAM Advisers will evaluate asset sale management proposals on a case-by-case basis by generally assessing the impact on the balance sheet / working capital and value received for the asset.

503. Changing Corporate Name: ADAM Advisers will generally vote for management proposals regarding corporate name changes.

504. Corporate Restructurings: ADAM Advisers will evaluate corporate restructuring management proposals on a case-by-case basis which would include minority squeeze outs, leveraged buyouts, spin-offs, liquidations, and asset sales.

505. Liquidations. ADAM Advisers will evaluate liquidation proposals by management on a case-by-case basis and will review management's efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.

506. Spin-Offs: ADAM Advisers will evaluate spin-off proposals on a case-by-case basis depending on the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives.

ANTI-TAKEOVER DEFENSES AND RELATED PROPOSALS
--------------------------------------------------------------------------------

601. Greenmail: ADAM Advisers will generally vote for management proposals to prohibit payment of greenmail, defined as the practice of repurchasing shares from a bidder at an above-market price in exchange for the bidder's agreement not to acquire the target company. ADAM Advisers will generally vote against management proposals to adopt anti-takeover greenmail provisions.

602. Poison Pills1: A poison pill is a strategic move by a takeover-target to make its stock less attractive. A target company with a "pill" (also known as a shareholder rights plan) usually distributes warrants or purchase rights that become exercisable when a triggering event occurs.

     ADAM Advisers will evaluate poison pill management proposals on a case-by-case basis by considering the following factors:

     a.   Best interest of the existing shareholders;
     b.   The current salaries of the target companies' officers;
     c.   Repurchase price for the shares by the target company;
     d.   Amount of cash invested in target company;
     e.   Percentage of ownership by target company management;
     f.   Perks for target company senior management;
     g.   Attitude toward tax deferral benefiting target company management;
     h.   Target company's employee expenses.

ANTI-TAKEOVER DEFENSES AND RELATED PROPOSALS (CONTINUED)
--------------------------------------------------------------------------------

     ADAM Advisers will generally vote for management proposals to require shareholder ratification of poison pills or that request the board of directors to redeem poison pills.

603. Supermajority Shareholder Vote Requirements: ADAM Advisers will generally vote for management proposals to modify or rescind existing supermajority vote requirements to amend the charters or bylaws as well as approve mergers, acquisitions or other business combinations and will generally vote against management proposals to require a supermajority vote on such matters.

604. Classified Boards: ADAM Advisers will generally vote for management proposals to eliminate a



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     classified board of directors and will generally vote against management proposals to classify the board.

605. Fair Price Provisions: ADAM Advisers will generally vote for management proposals to adopt or amend fair price provisions provided that the proposal does not include a shareholder vote requirement that exceeds the majority of disinterested shares.

606. Unequal Voting Rights: ADAM Advisers will generally vote against management proposals for dual class exchange offers and dual class recapitalizations.

607. Reincorporation/Exemption from Takeover Laws: On a case-by-case basis, ADAM Advisers will evaluate management proposals to opt out of state/country takeover laws and management proposals to reincorporate into a state which has more stringent anti-takeover and related provisions. In addition, ADAM Advisers will evaluate reincorporation management proposals on a case-by-case basis that would require offshore companies to reincorporate in the United States.

OTHER
--------------------------------------------------------------------------------

901. Annual Meetings: ADAM Advisers will generally vote for management proposals that relate to the conduct of the annual meeting except those proposals which relate to the "transaction of such other business which may come before the meeting".

902. Confidential Voting, Independent Tabulations and Inspections: ADAM Advisers will generally vote for management proposals to adopt confidential voting, use independent tabulators, and use independent election inspectors. ADAM Advisers will generally vote against management proposals to repeal such provisions.

903. Disgorgement Provisions: Disgorgement provisions stipulate that an acquirer pay back profits from the sale of stock purchased two years prior to achieving control status. ADAM Advisers will evaluate proposals to opt out of such provisions on a case-by-case basis.



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OTHER (CONTINUED)
--------------------------------------------------------------------------------

904. Mutual Fund Issues: ADAM Advisers will evaluate the following mutual fund issues on a case-by-case basis:

     a.   Approve the merger of the funds,
     b.   Approve investment advisory agreement;
     c.   Change in fundamental investment policy;
     d.   Approve/amend sub-advisory agreement;
     e.   Approve conversion from closed-end to open-end fund.

905. Share-Blocking: ADAM Advisers will generally not vote proxies in countries where there is "share-blocking."

906. Shares Out on Loan: Proxies are not available to be voted when shares are out on loan through client securities lending programs with their custodians.



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                                                                Asset Management


GUIDELINES FOR VOTING ON SHAREHOLDER PROPOSALS

ADAM Advisers will generally vote on shareholder proposals as follows:

AUDITOR RELATED
--------------------------------------------------------------------------------

SP-101. Ratification of Auditors: ADAM Advisers will generally vote for shareholder proposals to require shareholder ratification of auditors.

SP-102. Independence of Auditors: ADAM Advisers will generally vote against shareholder proposals with respect to prohibiting auditors from engaging in non-audit services.

SP-103. Audit Firm Rotation1: ADAM Advisers will generally vote against shareholder proposals asking for audit firm rotation.

BOARD OF DIRECTORS
--------------------------------------------------------------------------------

SP-201. Minimum Director Stock Ownership: ADAM Advisers will generally vote against shareholder proposals requiring directors to own a certain number of shares in order to qualify as a director or to remain on the board.

SP-202. Board Independence: ADAM Advisers will generally vote for shareholder proposals that require the board of directors to be comprised of a majority of independent or unaffiliated directors.

SP-203. Age Limits: ADAM Advisers will generally vote against shareholder proposals to impose a mandatory retirement age for directors.

SP-204. Cumulative Voting: ADAM Advisers will evaluate shareholder proposals regarding cumulative voting on a case-by-case basis.

SP-205. Director Duties and Stakeholder Laws1: ADAM Advisers will generally vote against shareholder proposals to allow the board of directors to consider the interests of stakeholders (constituencies other than shareholders), unless such proposals are considered in the context of the company's commitment to shareholders.

SP-206. Director Attendance at Annual Meetings1: ADAM Advisers will generally vote against shareholder proposals for mandatory director attendance at the annual shareholder meeting.

SP-207. Key Committee Composition: ADAM Advisers will generally vote for shareholder proposals that require all members of the compensation and nominating committees be comprised of independent or unaffiliated directors.



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BOARD OF DIRECTORS (CONTINUED)
--------------------------------------------------------------------------------

SP-208. Limit Director Tenure: ADAM Advisers will generally vote against shareholder proposals to limit the tenure of outside directors.

COMPENSATION RELATED
--------------------------------------------------------------------------------

SP-301. Holding Periods1: ADAM Advisers will generally vote against shareholder proposals that require companies to adopt full tenure stock holding periods for executives.

SP-302. Future Stock Option Awards: ADAM Advisers will generally vote against shareholder proposals to ban future stock option grants to executives.

SP-303. Accounting Treatment of Stock Option Awards: ADAM Advisers will generally vote for shareholder proposals requesting that stock options be expensed.

SP-304. Golden Parachutes1: ADAM Advisers will generally vote for shareholder proposals to require shareholder approval of golden parachutes and will vote against shareholder proposals that would set limits on golden parachutes.

SP-305. Limits on Executive and Director Compensation6: ADAM Advisers will generally vote against shareholder proposals to limit executive and director compensation.

SP-306. Requests for Additional Disclosure of Executive Compensation1, 2: ADAM Advisers will generally vote against shareholder proposals that require additional disclosure for executive and director compensation above and beyond the disclosure required by the Securities and Exchange Commission ("SEC") regulations.

SP-307. Reports on Executive Retirement Benefits (deferred compensation, split-dollar life insurance, SERPs, and pension benefits) 1: ADAM Advisers will generally vote for shareholder proposals that require companies to report on their executive retirement benefits provided that any cost with such reporting is within reason.

CAPITAL STRUCTURE
--------------------------------------------------------------------------------

SP-401. Preemptive Rights1, 2: ADAM Advisers will generally vote against shareholder proposals that seek preemptive rights.

SP-402. Authorization of Blank Check Preferred Stock: ADAM Advisers will generally vote for shareholder proposals that require shareholder approval prior to the issuance of blank check preferred stock.



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CORPORATE TRANSACTIONS
--------------------------------------------------------------------------------

SP-501. Rights of Appraisal1, 2: ADAM Advisers will generally vote against shareholder proposals to provide rights of appraisal to dissenting shareholders.

ANTI-TAKEOVER DEFENSES AND RELATED PROPOSALS
--------------------------------------------------------------------------------

SP-601. Greenmail: ADAM Advisers will generally vote for shareholder proposals to prohibit payment of greenmail.

SP-602. Poison Pills: ADAM Advisers will generally vote for shareholder proposals to require shareholder ratification of poison pills. ADAM Advisers will generally vote on a case-by-case basis on shareholder proposals that request the board of directors to redeem poison pill provisions.

SP-603. Supermajority Shareholder Vote Requirements: ADAM Advisers will generally vote for shareholder proposals to modify or rescind existing supermajority vote requirements to amend the charters or bylaws as well as approve mergers, acquisitions, and other business combinations.

SP-604. Classified Boards: ADAM Advisers will generally vote for shareholder proposals to repeal classified boards and elect all directors annually and will vote against shareholder proposals to classify the board.

SP-605. Fair Price Provisions: ADAM Advisers will generally vote for shareholder proposals to adopt or lower the shareholder vote requirements with respect to existing fair price provisions.

SP-606. Equal Access: ADAM Advisers will generally vote for shareholder proposals to allow shareholders equal access to management's proxy material so they can evaluate and propose voting recommendations on proxy proposals and director nominees.

SP-607. Reincorporation/Exemption from Takeover Laws: On a case-by-case basis, ADAM Advisers will evaluate shareholder proposals to opt out of state/country takeover laws and shareholder proposals to reincorporate into a state which has more stringent anti-takeover and related provisions.

PROXY CONTEST DEFENSES
--------------------------------------------------------------------------------

SP-701. Shareholders' Right to Call Special Meetings1: ADAM Advisers will generally vote against shareholder proposals to grant shareholders' the ability to call special meetings.

SP-702. Shareholder Action by Written Consent1, 2: ADAM Advisers will generally vote against shareholder proposals to permit shareholders to take action by written consent.

PROXY CONTEST DEFENSES (CONTINUED)
--------------------------------------------------------------------------------

SP-703. Shareholders' Ability to Remove or Elect Directors1, 2: ADAM Advisers will generally vote against shareholder proposals to restore shareholder ability to remove directors with or without cause. ADAM Advisers will generally vote against shareholder proposals that permit shareholders to elect directors to fill board vacancies.

SOCIAL AND ENVIRONMENTAL ISSUES
--------------------------------------------------------------------------------



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SP-801.   Environmental Issues / CERES Principles1: ADAM Advisers will generally vote against shareholder proposals that request issuers to file the CERES principles.

SP-802. Northern Ireland (MacBride Principles)1, 2: ADAM Advisers will generally vote against shareholder proposals that are aimed at anti-Catholic discrimination within Northern Ireland as outlined in the MacBride Principles.

SP-803. South Africa (Statement of Principles)1: ADAM Advisers will generally vote against shareholder proposals that pertain to promoting the welfare of black employees within companies that operate in South Africa.

SP-804. Other Political/Social/Special Interest Issues1: ADAM Advisers will generally vote against shareholder proposals on restrictions that relate to social, political, or special interest issues (examples: nuclear power, Mexico, animal testing, tobacco industry, or equal employment opportunities) that may effect the operations and competitiveness of the issuer or which may have a significant financial impact to the shareholders.

OTHER
--------------------------------------------------------------------------------

SP-901. Annual Meetings: ADAM Advisers will generally vote against shareholder proposals to change the time or place of annual meetings.

SP-902. Confidential Voting, Independent Tabulations and Inspections: ADAM Advisers will generally vote for shareholder proposals to adopt confidential voting, use independent tabulators, and use independent election inspectors. ADAM Advisers will vote against shareholder proposals to repeal such provisions.

SP-903. Abstention Votes1: ADAM Advisers will generally vote for shareholder proposals recommending that votes to "abstain" not be considered votes "cast" at an annual or special meeting unless required by state law.



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OTHER (CONTINUED)
--------------------------------------------------------------------------------

SP-904. Existing Dual Class Companies1, 2: ADAM Advisers will generally vote against shareholder proposals asking for a report to shareholders on the financial impact of its dual class voting structure and will vote for shareholder proposals to submit a dual class voting structure to a shareholder vote.

SP-905. Special Reports/Additional Disclosure: ADAM Advisers will generally vote against shareholder proposals that require disclosure reports on the impact of certain issues to the overall business if the issuer and the shareholders.

SP-906. Lack of Information1: ADAM Advisers generally will vote against proposals if there is a lack of information to make an informed voting decision.

SP-907. Shareholder Advisory Committee1, 2: ADAM Advisers will generally vote against shareholder proposals to establish shareholder advisory committees.



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                                  Supplement I
                             Proxy Voting Guidelines

Dresdner RCM Global Investors ("DRCM") will generally vote on management proposals as follows:

AUDITOR RELATED
--------------------------------------------------------------------------------

101. Ratification of Auditors: DRCM will evaluate management proposals to ratify the selection of auditors on a case-by-case basis.

102. Auditor Indemnification: DRCM will evaluate management proposals for the indemnification of auditors on a case-by-case basis.

BOARD OF DIRECTORS
--------------------------------------------------------------------------------

201. Election of Board of Directors: DRCM will evaluate management proposals regarding the routine election of directors on a case-by-case basis.

205. Director Duties and Stakeholder Laws: DRCM will evaluate management proposals to allow the board of directors to consider the interests of stakeholders (constituencies other than shareholders) on a case-by-case basis.

206. Director Indemnification and Liability Protection: DRCM will generally vote against management proposals that would limit or eliminate all liability for monetary damages for violations of the duty of care standard.

     DRCM will generally vote against management proposals to expand indemnification to cover acts such as negligence, but may vote for expanded coverage if only the director's legal fees are covered and the director acted in good faith and in the best interest of the company.

COMPENSATION RELATED
--------------------------------------------------------------------------------

303. 401k Employee Benefit Plans: DRCM will evaluate management proposals to implement a 401(k) savings plan for its employees on a case-by-case basis.

304. Golden Parachutes: DRCM will evaluate management proposals regarding golden parachutes on a case-by-case basis.

306. Pension Fund Credits: On a case-by-case basis, DRCM will evaluate management proposals that include pension fund credits in earnings when determining executive compensation.



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CAPITAL STRUCTURE
--------------------------------------------------------------------------------

404. Reduction of Shares: DRCM will evaluate management proposals to reduce the number of authorized shares of common or preferred stock, or to eliminate classes of preferred stocks, provided that such proposals offer a clear and legitimate business purpose on a case-by-case basis.

     Additionally, on a case-by-case basis, DRCM will evaluate management proposals to implement a reverse stock split provided that management proportionately reduces the authorized shares that are in the corporate charter.

405. Share Repurchase Programs: On a case-by-case basis, DRCM will evaluate management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

406. Preemptive Rights: DRCM will evaluate management proposals to eliminate preemptive rights on a case-by-case basis.

407. Adjustments to Par Value of Common Stock: DRCM will evaluate management proposals to reduce the par value of common stock on a case-by-case basis.

ANTI-TAKEOVER DEFENSES AND RELATED PROPOSALS
--------------------------------------------------------------------------------

602. Poison Pills: A poison pill is a strategic move by a takeover-target to make its stock less attractive. A target company with a "pill" (also known as a shareholder rights plan) usually distributes warrants or purchase rights that become exercisable when a triggering event occurs.

     DRCM will generally vote against management proposals that approve the use of poison pills.



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DRCM will generally vote on shareholder proposals as follows:

AUDITOR RELATED
--------------------------------------------------------------------------------

SP-102. Independence of Auditors: On a case-by-case basis, DRCM will evaluate shareholder proposals with respect to prohibiting auditors from engaging in non-audit services.

SP-103. Audit Firm Rotation: DRCM will generally vote for shareholder proposals asking for audit firm rotation.

BOARD OF DIRECTORS
--------------------------------------------------------------------------------

SP-205. Director Duties and Stakeholder Laws: DRCM will evaluate shareholder proposals to allow the board of directors to consider the interests of stakeholders (constituencies other than shareholders) on a case-by-case basis.

SP-206. Director Attendance at Annual Meetings: On a case-by-case basis, DRCM will evaluate shareholder proposals for mandatory director attendance at the annual shareholder meeting.

COMPENSATION RELATED
--------------------------------------------------------------------------------

SP-301. Holding Periods: DRCM will evaluate shareholder proposals that require companies to adopt full tenure stock holding periods for executives on a case-by-case basis.

SP-304. Golden Parachutes: DRCM will evaluate shareholder proposals regarding golden parachutes on a case-by-case basis.

SP-306. Requests for Additional Disclosure of Executive Compensation: On a case-by-case basis, DRCM will evaluate shareholder proposals that require additional disclosure for executive and director compensation above and beyond the disclosure required by the Securities and Exchange Commission ("SEC") regulations.

SP-307. Reports on Executive Retirement Benefits (deferred compensation, split-dollar life insurance, SERPs and pension benefits): DRCM will evaluate shareholder proposals that require companies to report on their executive retirement benefits, provided that any cost with such reporting is within reason, on a case-by-case basis.

CAPITAL STRUCTURE
--------------------------------------------------------------------------------

SP-401. Preemptive Rights: DRCM will evaluate shareholder proposals that seek preemptive rights on a case-by-case basis.

CORPORATE TRANSACTIONS
--------------------------------------------------------------------------------

SP-501. Rights of Appraisal: DCRM will evaluate shareholder proposals to provide rights of appraisal to dissenting shareholders on a case-by-case basis.

ANTI-TAKEOVER DEFENSES AND RELATED PROPOSALS
--------------------------------------------------------------------------------

SP-606. Equal Access: On a case-by-case basis, DRCM will evaluate shareholder proposals to allow shareholders equal access to management's proxy material so they can evaluate and propose voting recommendations on proxy proposals and director nominees.



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PROXY CONTEST DEFENSES
--------------------------------------------------------------------------------

SP-701. Shareholders' Right to Call Special Meetings: DRCM will generally vote for shareholder proposals to grant shareholders' the ability to call special meetings.

SP-702. Shareholder Action by Written Consent: DRCM will generally vote for shareholder proposals to permit shareholders to take action by written consent.

SP-703. Shareholders' Ability to Remove or Elect Directors: DRCM will evaluate shareholder proposals to restore shareholder ability to remove directors with or without cause and permit shareholders to elect directors to fill board vacancies, on a case-by-case basis.

SOCIAL AND ENVIRONMENTAL ISSUES
--------------------------------------------------------------------------------

SP-801. Environmental Issues / CERES Principles: On a case-by-case basis, DRCM will evaluate shareholder proposals that request issuers to file the CERES principles.

SP-802. Northern Ireland (MacBride Principles): On a case-by-case basis, DRCM will evaluate shareholder proposals that are aimed at anti-Catholic discrimination within Northern Ireland as outlined in the MacBride Principles.

SP-803. South Africa (Statement of Principles): DRCM will evaluate shareholder proposals that pertain to promoting the welfare of black employees within companies that operate in South Africa, on a case-by-case basis.

SP-804. Other Political/Social/Special Interest Issues: On a case-by-case basis, DRCM will evaluate shareholder proposals concerning restrictions that relate to social, political or special interest issues (examples: nuclear power, Mexico, animal testing, tobacco industry, or equal employment opportunities) that may effect the operations and competitiveness of the issuer or which may have a significant financial impact to the shareholders.



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OTHER
--------------------------------------------------------------------------------

SP-903. Abstention Votes: On a case-by-case basis, DRCM will evaluate shareholder proposals recommending that votes to "abstain" not be considered votes "cast" at an annual or special meeting unless required by state law.

SP-904. Existing Dual Class Companies: DRCM will evaluate shareholder proposals that i) requests a report to shareholders be made on the financial impact of its dual class voting structure; and ii) shareholder proposals to submit a dual class voting structure to a shareholder vote, on a case-by-case basis.

SP-906. Lack of Information: DRCM will evaluate shareholder proposals presented that may suggest that there is a lack of information to make an informed voting decision, on a case-by-case basis.

SP-907. Shareholder Advisory Committee: Shareholder proposals to establish shareholder advisory committees will be evaluated by DRCM on a case-by-case basis.

                                                         [LOGO] Allianz Dresdner
                                                                Asset Management


                                  Supplement II
                             Proxy Voting Guidelines

Nicholas-Applegate Capital Management LLC ("NACM") will generally vote on management proposals as follows:

BOARD OF DIRECTORS
--------------------------------------------------------------------------------

201. Election of Board of Directors: NACM will evaluate management proposals regarding the routine election of directors on a case-by-case basis.

206. Director Indemnification and Liability Protection: On a case-by-case basis, NACM will evaluate management proposals that would limit or eliminate all liability for monetary damages for violations of duty of care.

          On a case-by-case basis, NACM will evaluate management proposals to expand indemnification to cover acts, such as negligence, but may vote for expanded coverage if only the director's legal fees covered and director acted in good faith and in the best interest of the company.

COMPENSATION RELATED
--------------------------------------------------------------------------------

301. NACM will generally vote for management proposals to establish ESOPs or increase authorized shares for existing ESOP's provided that the following criteria are met:

          a. The grants are part of a broad-based employee plan, including all non-executive employees;
          b.   The plan does not permit a discount greater than 15%.

304. Golden Parachutes: NACM will evaluate management proposals regarding golden parachutes on a case-by-case basis.

CAPITAL STRUCTURE
--------------------------------------------------------------------------------

406. Preemptive Rights: NACM will evaluate vote for management proposals to eliminate preemptive rights on a case-by-case basis.

NACM will generally vote on shareholder proposals as follows:

COMPENSATION RELATED
--------------------------------------------------------------------------------

SP-305. Limits on Executive and Director Compensation: NACM will evaluate shareholder proposals to limit executive and director compensation on a case-by-case basis.

                                                         [LOGO] Allianz Dresdner
                                                                Asset Management


SP-306. Requests for Additional Disclosure of Executive Compensation: NACM will generally vote for shareholder proposals that require additional disclosure for executive and director compensation above and beyond the disclosure required by the Securities and Exchange Commission ("SEC") regulations.

CAPITAL STRUCTURE
--------------------------------------------------------------------------------

SP-401. Preemptive Rights: NACM will evaluate shareholder proposals seeking preemptive rights on a case-by-case basis.

CORPORATE TRANSACTIONS
--------------------------------------------------------------------------------

SP-501. Rights of Appraisal: NACM will generally vote for shareholder proposals to provide rights of appraisal to dissenting shareholders.

PROXY CONTEST DEFENSES
--------------------------------------------------------------------------------

SP-702. Shareholder Action by Written Consent: NACM will generally vote for shareholder proposals to permit shareholders to take action by written consent.

SP-703. Shareholders' Ability to Remove or Elect Directors: NACM will generally vote for shareholder proposals to restore shareholder ability to remove directors with or without cause. NACM will generally vote for shareholder proposals that permit shareholders to elect directors to fill board vacancies.

SOCIAL AND ENVIRONMENTAL ISSUES
--------------------------------------------------------------------------------

SP-802. Northern Ireland (MacBride Principles): On a case-by-case basis, NACM will evaluate shareholder proposals that are aimed at anti-Catholic discrimination within Northern Ireland as outlined in the MacBride Principles.

OTHER
--------------------------------------------------------------------------------

SP-904. Existing Dual Class Companies: NACM will generally vote for shareholder proposals asking for a report to shareholders on the financial impact of its dual class voting structure and will vote for shareholder proposals to submit a dual class voting structure to a shareholder vote.

SP-907. Shareholder Advisory Committee: NACM will evaluate shareholder proposals to establish shareholder advisory committees on a case-by-case basis.

i DRCM will generally vote differently on this issue. See Supplement I of this Appendix for details.
ii NACM will generally vote differently on this issue. See Supplement II of this Appendix for details.

                                                         [LOGO] Allianz Dresdner
                                                                Asset Management


                   PIMCO ADVISORS FUND MANAGEMENT LLC ("PAFM")

                         MUTUAL FUND PROXY VOTING POLICY

--------------------------------------------------------------------------------

1. It is the policy of PAFM that proxies should be voted in the interest of the shareholders of the applicable fund, as determined by those who are in the best position to make this determination. PAFM believes that the firms and/or persons purchasing and selling securities for the funds and analyzing the performance of the funds' securities are in the best position and have the information necessary to vote proxies in the best interests of the funds and their shareholders, including in situations where conflicts of interest may arise between the interests of shareholders, on one hand, and the interests of the investment adviser, a sub-adviser and/or any other affiliated person of the fund, on the other. Accordingly, PAFM's policy shall be to delegate proxy voting responsibility to those entities with portfolio management responsibility for the funds..

2. PAFM, for each fund of PIMCO Funds: Multi-Manager Series ("MMS") which it acts as an investment adviser, delegates the responsibility for voting proxies to the sub-adviser for the respective fund, subject to the terms hereof.

3. For funds for which there is no sub-adviser, the PAFM portfolio manager managing the fund, acting in his capacity as an officer of MMS, shall vote the proxies for such fund in accordance with the proxy voting policies set forth in Appendix A attached hereto (which for all purposes of this policy shall be such portfolio manager's proxy voting policies)

4. The party voting the proxies (i.e., the sub-adviser or portfolio manager) shall vote such proxies in accordance with such party's proxy voting policies and, to the extent consistent with such policies, may rely on information and/or recommendations supplied by others.

5. PAFM and each sub-adviser of a fund shall deliver a copy of its respective proxy voting policies and any material amendments thereto to the Board of MMS promptly after the adoption or amendment of any such policies (with initial policies adopted prior to August 6, 2003, being delivered no later than the next regularly scheduled meeting of the Board of MMS).

6. The party voting the proxy shall: (i) report on its activities at least annually to the MMS Board; (ii) maintain such records and provide such voting information as is required for MMS' regulatory filings including, without limitation, Form N-PX and the required disclosure of policy called for by Item 13 of Form N-1A; and (iii) shall provide such additional information as may be requested, from time to time, by the MMS Board.

7. This Proxy Voting Policy Statement (including Appendix A) and those of each sub-adviser of a fund advised by PAFM shall be available (i) without charge, upon request, by calling 1-800-426-0107 and (ii) on MMS' website at www.pimcoadvisors.com. In addition, to the extent required by applicable law, the proxy voting policies of PAFM, each sub-adviser and each other entity with proxy voting authority for a fund advised by PAFM shall be included in the SAI for MMS.

                                                            --------------------
                                                            PARAMETRIC
                                                            Portfolio Associates
                                                            --------------------


Parametric Portfolio Associates

Proxy Voting Policy - Effective June 2003

Introduction

Proxy voting policies and procedures are required by Rule 206(4)-6 of the Investment Advisers Act of 1940. Parametric Portfolio Associates' Proxy Voting policy and Procedures are currently effective.

General Policy

We view seriously our responsibility to exercise voting authority over shares we hold as fiduciary. Proxies increasingly contain controversial issues involving shareholder rights, corporate governance and social concerns, among others, which deserve careful review and consideration. Exercising the proxy vote has economic value for our clients, and therefore, we consider it to be our fiduciary duty to preserve and protect the assets of our clients including proxy votes for their exclusive benefit.

It is our policy to vote proxies in a prudent and diligent manner after careful review of each company's proxy statement. We vote on an individual basis and base our voting decision exclusively on our reasonable judgment of what will serve the best financial interests of our clients, the beneficial owners of the security. Where economic impact is judged to be immaterial, we typically will vote in accordance with management's recommendations. In determining our vote, we will not and do not subordinate the economic interests of our clients to any other entity or interested party.

Our responsibility for proxy voting for the shareholders of a particular client account will be determined by the investment management agreement or other documentation. Upon establishing that we have such authority, we will instruct custodians to forward all proxy materials to us.

For those clients for whom we have undertaken to vote proxies, we will retain final authority and responsibility for such voting. In addition to voting proxies, we will

..    Provide clients with this proxy voting policy, which may be updated and supplemented from time to time;

..    Apply the policy consistently and keep records of votes for each client in order to verify the consistency of such voting;

..    Keep records of such proxy voting available for inspection by the client or governmental agencies - to determine whether such votes were consistent with policy and demonstrate that all proxies were voted; and

..    Monitor such voting for any potential conflicts of interest and maintain systems to deal with these issues appropriately.

Voting Policy

We generally vote with management in the following cases:

     .    "Normal" elections of directors
     .    Approval of auditors/CPA
     .    Directors' liability and indemnification
     .    General updating/corrective amendments to charter
     .    Elimination of cumulative voting
     .    Elimination of preemptive rights
     . Capitalization changes which eliminate other classes of stock and voting rights
     . Changes in capitalization authorization for stock splits, stock dividends, and other specified needs
     . Stock purchase plans with an exercise price of not less than 85% fair market value
     .    Stock option plans that are incentive based and are not excessive
     .    Reductions in supermajority vote requirements
     .    Adoption of anti-greenmail provisions

We generally will not support management in the following initiatives:

     . Capitalization changes which add classes of stock which are blank check in nature or that dilute the voting interest of existing shareholders
     . Changes in capitalization authorization where management does not offer an appropriate rationale or that are contrary to the best interest of existing shareholders
     . Anti-takeover and related provisions which serve to prevent the majority of shareholders from exercising their rights or effectively deter appropriate tender offers and other offers
     . Amendments to by-laws which would require super-majority shareholder votes to pass or repeal certain provisions
     .    Classified boards of directors
     . Re-incorporation into a state which has more stringent anti-takeover and related provisions
     . Shareholder rights plans which allow appropriate offers to shareholders to be blocked by the board or trigger provisions which prevent legitimate offers from proceeding
     .    Excessive compensation or non-salary compensation related proposals
     . Change-in-control provisions in non-salary compensation plans, employment contracts, and severance agreements that benefit management and would be costly to shareholders if triggered

Traditionally, shareholder proposals have been used mainly for putting social initiatives and issues in front of management and other shareholders. Under our fiduciary obligations, it is inappropriate to use client assets to carry out such social agendas or purposes. Therefore, shareholder proposals are examined closely for their effect on the best interest of shareholders (economic impact) and the interests of our clients, the beneficial owners of the securities.

When voting shareholder proposals, initiatives related to the following items are generally supported:

     .    Auditors attendance at the annual meeting of shareholders
     .    Election of the board on an annual basis
     .    Equal access to proxy process
     .    Submit shareholder rights plan poison pill to vote or redeem
     .    Revise various anti-takeover related provisions
     .    Reduction or elimination of super-majority vote requirements
     .    Anti-greenmail provisions

We generally will not support shareholder in the following initiatives:

     . Requiring directors to own large amounts of stock before being eligible to be elected
     .    Restoring cumulative voting in the election of directors
     . Reports which are costly to provide or which would require duplicative efforts or expenditures which are of a non-business nature or would provide no pertinent information from the perspective of shareholders
     . Restrictions related to social, political or special interest issues which impact the ability of the company to do business or be competitive and which have a significant financial or best interest impact, such as specific boycotts of restrictions based on political, special interest or international trade considerations; restrictions on political contributions; and the Valdez principals.

Proxy Committee

     . The Proxy Committee is responsible for voting proxies in accordance with Parametric Portfolio Associates' Proxy Voting Policy. The committee maintains all necessary corporate meetings, executes voting authority for those meetings, and maintains records of all voting decisions.

     .    The Proxy Committee consists of the following staff:

     .    Proxy Administrator
     .    Proxy Administrator Supervisor
     .    Portfolio Management Representative
     .    Chief Information Officer


In the case of a conflict of interest between Parametric Portfolio Associates and its clients, the Proxy Committee will meet to discuss the appropriate action with regards to the existing voting policy or outsource the voting authority to an independent third party.

Recordkeeping

Proxy Voting records are maintained for 5 years. Records can be easily retrieved and accessed online via our third party vendor.

In addition to maintaining voting records, Parametric Portfolio Associates maintains the following:

     .    Current voting policy and procedures;
     .    All written client requests as they relate to proxy voting;
     .    Any material research documentation related to proxy voting.

To Obtain Proxy Voting Information

Clients have the right to access any voting actions that were taken on their behalf. Upon request, this information will be provided free of charge.

Toll-free phone number: 1-800-211-6707

E-mail address: materials@paraport.com

Due to confidentiality, voting records will not be provided to any third party unless authorized by the client.

Pacific investment management company llc

Proxy Voting Policies and Procedures

The following are general proxy voting policies and procedures ("Policies and Procedures") adopted by Pacific Investment Management Company LLC ("PIMCO"), an investment adviser registered under the Investment Advisers Act of 1940, as amended ("Advisers Act").4 PIMCO serves as the investment adviser to a wide range of domestic and international clients, including investment companies registered under the Investment Company Act of 1940, as amended ("1940 Act") and separate investment accounts for other clients.5 These Policies and Procedures are adopted to ensure compliance with Rule 206(4)-6 under the Advisers Act, other applicable fiduciary obligations of PIMCO and the applicable rules and regulations of the Securities and Exchange Commission ("SEC") and interpretations of its staff. In addition to SEC requirements governing advisers, PIMCO's Policies and Procedures reflect the long-standing fiduciary standards and responsibilities applicable to investment advisers with respect to accounts subject to the Employee Retirement Income Security Act of 1974 ("ERISA"), as set forth in the Department of Labor's rules and regulations.6

PIMCO will implement these Policies and Procedures for each of its respective clients as required under applicable law, unless expressly directed by a client in writing to refrain from voting that client's proxies. PIMCO's authority to vote proxies on behalf of its clients is established by its advisory contracts, comparable documents or by an overall delegation of discretionary authority over its client's assets. Recognizing that proxy voting is a rare event in the realm of fixed income investing and is typically limited to solicitation of consent to changes in features of debt securities, these Policies and Procedures also apply to any voting rights and/or consent rights of PIMCO, on behalf of its clients, with respect to debt securities, including but not limited to, plans of reorganization, and waivers and consents under applicable indentures.7

Set forth below are PIMCO's Policies and Procedures with respect to any voting or consent rights of advisory clients over which PIMCO has discretionary voting authority. These Policies and Procedures may be revised from time to time.

1 These Policies and Procedures are adopted by PIMCO pursuant to Rule 206(4)-6 under the Advisers Act, effective August 6, 2003. See Proxy Voting by Investment Advisers, IA Release No. 2106 (January 31, 2003).

2 These Policies and Procedures address proxy voting considerations under U.S. law and regulations and do not address the laws or requirements of other jurisdictions.

3 Department of Labor Bulletin 94-2, 29 C.F.R. 2509.94-2 (July 29, 1994). If a client is subject to ERISA, PIMCO will be responsible for voting proxies with respect to the client's account, unless the client has expressly retained the right and obligation to vote the proxies, and provided prior written notice to PIMCO of this retention.

4 For purposes of these Policies and Procedures, proxy voting includes any voting rights, consent rights or other voting authority of PIMCO on behalf of its clients.

General Statements of Policy

These Policies and Procedures are designed and implemented in a manner reasonably expected to ensure that voting and consent rights are exercised in the best interests of PIMCO's clients. Each proxy is voted on a case-by-case basis taking into consideration any relevant contractual obligations as well as other relevant facts and circumstances. PIMCO may abstain from voting a client proxy under the following circumstances: (1) when the economic effect on shareholders' interests or the value of the portfolio holding is indeterminable or insignificant; or (2) when the cost of voting the proxies outweighs the benefits.

Conflicts of Interest

PIMCO seeks to resolve any material conflicts of interest by voting in good faith in the best interest of its clients. If a material conflict of interest should arise, PIMCO will seek to resolve such conflict in the client's best interest by pursuing any one of the following courses of action:

     1.   convening an ad-hoc committee to assess and resolve the conflict;8
     2. voting in accordance with the instructions/consent of a client after providing notice of and disclosing the conflict to that client;
     3. voting the proxy in accordance with the recommendation of an independent third-party service provider;
     4. suggesting that the client engage another party to determine how the proxies should be voted;
     5.   delegating the vote to an independent third-party service provider; or
     6. voting in accordance with the factors discussed in these Policies and Procedures.

PIMCO will document the process of resolving any identified material conflict of interest.

Reporting Requirements and the Availability of Proxy Voting Records

Except to the extent required by applicable law or otherwise approved by PIMCO, PIMCO will not disclose to third parties how it voted a proxy on behalf of a client. However, upon request from an appropriately authorized individual, PIMCO will disclose to its clients or the entity delegating the voting authority to PIMCO for such clients (e.g., trustees or consultants retained by the client), how PIMCO voted such client's proxy. In addition, PIMCO provides its clients with a copy of these Policies and Procedures or a concise summary of these Policies and Procedures: (i) in Part II of Form ADV; (ii) together with a periodic account statement in a separate mailing; or (iii) any other means as determined by PIMCO. The summary will state that these Policies and Procedures are available upon request and will inform clients that information about how PIMCO voted that client's proxies is available upon request.

PIMCO Record Keeping

----------
5 Any committee must be comprised of personnel who have no direct interest in the outcome of the potential conflict.

PIMCO or its agent maintains proxy voting records as required by Rule 204-2(c) of the Advisers Act. These records include: (1) a copy of all proxy voting policies and procedures; (2) proxy statements (or other disclosures accompanying requests for client consent) received regarding client securities (which may be satisfied by relying on obtaining a copy of a proxy statement from the SEC's Electronic Data Gathering, Analysis, and Retrieval (EDGAR) system or a third party provided that the third party undertakes to provide a copy promptly upon request); (3) a record of each vote cast by PIMCO on behalf of a client; (4) a copy of any document created by PIMCO that was material to making a decision on how to vote proxies on behalf of a client or that memorializes the basis for that decision; and (5) a copy of each written client request for proxy voting records and any written response from PIMCO to any (written or oral) client request for such records. Additionally, PIMCO or its agent maintains any documentation related to an identified material conflict of interest.

Proxy voting books and records are maintained by PIMCO or its agent in an easily accessible place for a period of five years from the end of the fiscal year during which the last entry was made on such record, the first two years in the offices of PIMCO or its agent.

Review and Oversight

PIMCO's proxy voting procedures are described below. PIMCO's Compliance Group will provide for the supervision and periodic review, no less than on a quarterly basis, of its proxy voting activities and the implementation of these Policies and Procedures.

Because PIMCO has contracted with State Street Investment Manager Solutions, LLC ("IMS West") to perform portfolio accounting, securities processing and settlement processing on behalf of PIMCO, certain of the following procedures involve IMS West in administering and implementing the proxy voting process. IMS West will review and monitor the proxy voting process to ensure that proxies are voted on a timely basis.

     1. Transmit Proxy to PIMCO. IMS West will forward to PIMCO's Middle Office Group each proxy received from registered owners of record (e.g., custodian bank or other third party service providers).

     2. Conflicts of Interest. PIMCO's Middle Office Group will review each proxy to determine whether there may be a material conflict between PIMCO and its client. As part of this review, the group will determine whether the issuer of the security or proponent of the proposal is a client of PIMCO, or if a client has actively solicited PIMCO to support a particular position. If no conflict exists, this group will forward each proxy to the appropriate portfolio manager for consideration. However, if a conflict does exist, PIMCO's Middle Office Group will seek to resolve any such conflict in accordance with these Policies and Procedures.

     3. Vote. The portfolio manager will review the information, will vote the proxy in accordance with these Policies and Procedures and will return the voted proxy to PIMCO's Middle Office Group.

     4. Review. PIMCO's Middle Office Group will review each proxy that was submitted to and completed by the appropriate portfolio manager. PIMCO's Middle Office Group will forward the voted proxy back to IMS West with the portfolio manager's decision as to how it should be voted.

     5. Transmittal to Third Parties. IMS West will document the portfolio manager's decision for each proxy received from PIMCO's Middle Office Group in a format designated by the custodian bank or other third party service provider. IMS West will maintain a log of all corporate actions, including proxy voting, which indicates, among other things, the date the notice was received and verified, PIMCO's response, the date and time the custodian bank or other third party service provider was notified, the expiration date and any action taken.

     6. Information Barriers. Certain entities controlling, controlled by, or under common control with PIMCO ("Affiliates") may be engaged in banking, investment advisory, broker-dealer and investment banking activities. PIMCO personnel and PIMCO's agents are prohibited from disclosing information regarding PIMCO's voting intentions to any Affiliate. Any PIMCO personnel involved in the proxy voting process who are contacted by an Affiliate regarding the manner in which PIMCO or its delegate intend to vote on a specific issue must terminate the contact and notify the Compliance Group immediately.

Categories of Proxy Voting Issues

In general, PIMCO reviews and considers corporate governance issues related to proxy matters and generally supports proposals that foster good corporate governance practices. PIMCO considers each proposal on a case-by-case basis, taking into consideration various factors and all relevant facts and circumstances at the time of the vote. PIMCO may vote proxies as recommended by management on routine matters related to the operation of the issuer and on matters not expected to have a significant economic impact on the issuer and/or shareholders, because PIMCO believes the recommendations by the issuer generally are in shareholders' best interests, and therefore in the best economic interest of PIMCO's clients. The following is a non-exhaustive list of issues that may be included in proxy materials submitted to clients of PIMCO, and a non-exhaustive list of factors that PIMCO may consider in determining how to vote the client's proxies.

     Board of Directors

     1. Independence. PIMCO may consider the following factors when voting on director independence issues: (i) majority requirements for the board and the audit, nominating, compensation and/or other board committees; and (ii) whether the issuer adheres to and/or is subject to legal and regulatory requirements.

     2. Director Tenure and Retirement. PIMCO may consider the following factors when voting on limiting the term of outside directors: (i) the introduction of new viewpoints on the board; (ii) a reasonable retirement age for the outside directors; and (iii) the impact on the board's stability and continuity.

     3. Nominations in Elections. PIMCO may consider the following factors when voting on uncontested elections: (i) composition of the board; (ii) nominee availability and attendance at meetings; (iii) any investment made by the nominee in the issuer; and (iv) long-term corporate performance and the price of the issuer's securities.

     4. Separation of Chairman and CEO Positions. PIMCO may consider the following factors when voting on proposals requiring that the positions of chairman of the board and the chief executive officer not be filled by the same person: (i) any potential conflict of interest with respect to the board's ability to review and oversee management's actions; and (ii) any potential effect on the issuer's productivity and efficiency.

     5. D&O Indemnification and Liability Protection. PIMCO may consider the following factors when voting on proposals that include director and officer indemnification and liability protection: (i) indemnifying directors for conduct in the normal course of business; (ii) limiting liability for monetary damages for violating the duty of care; (iii) expanding coverage beyond legal expenses to acts that represent more serious violations of fiduciary obligation than carelessness (e.g. negligence); and (iv) providing expanded coverage in cases where a director's legal defense was unsuccessful if the director was found to have acted in good faith and in a manner that he or she reasonably believed was in the best interests of the company.

     6. Stock Ownership. PIMCO may consider the following factors when voting on proposals on mandatory share ownership requirements for directors: (i) the benefits of additional vested interest in the issuer's stock; (ii) the ability of a director to fulfill his duties to the issuer regardless of the extent of his stock ownership; and (iii) the impact of limiting the number of persons qualified to be directors.

     Proxy Contests and Proxy Contest Defenses

     1. Contested Director Nominations. PIMCO may consider the following factors when voting on proposals for director nominees in a contested election: (i) background and reason for the proxy contest; (ii) qualifications of the director nominees; (iii) management's track record; (iv) the issuer's long-term financial performance within its industry; (v) assessment of what each side is offering shareholders; (vi) the likelihood that the proposed objectives and goals can be met; and (vii) stock ownership positions of the director nominees.

     2. Reimbursement for Proxy Solicitation Expenses. PIMCO may consider the following factors when voting on reimbursement for proxy solicitation expenses:
(i) identity of the persons who will pay the expenses; (ii) estimated total cost of solicitation; (iii) total expenditures to date; (iv) fees to be paid to proxy solicitation firms; and (v) when applicable, terms of a proxy contest settlement.

     3. Ability to Alter the Size of the Board by Shareholders. PIMCO may consider whether the proposal seeks to fix the size of the board and/or require shareholder approval to alter the size of the board.

     4. Ability to Remove Directors by Shareholders. PIMCO may consider whether the proposal allows shareholders to remove directors with or without cause and/or allow shareholders to elect directors and fill board vacancies.

     5. Cumulative Voting. PIMCO may consider the following factors when voting on cumulative voting proposals: (i) the ability of significant stockholders to elect a director of their choosing; (ii) the ability of minority shareholders to concentrate their support in favor of a director(s) of their choosing; and (iii) any potential limitation placed on the director's ability to work for all shareholders.

     6. Supermajority Shareholder Requirements. PIMCO may consider all relevant factors, including but not limited to limiting the ability of shareholders to effect change when voting on supermajority requirements to approve an issuer's charter or bylaws, or to approve a merger or other significant business combination that would require a level of voting approval in excess of a simple majority.

     Tender Offer Defenses

     1. Classified Boards. PIMCO may consider the following factors when voting on classified boards: (i) providing continuity to the issuer; (ii) promoting long-term planning for the issuer; and (iii) guarding against unsolicited takeovers.

     2. Poison Pills. PIMCO may consider the following factors when voting on poison pills: (i) supporting proposals to require a shareholder vote on other shareholder rights plans; (ii) ratifying or redeeming a poison pill in the interest of protecting the value of the issuer; and (iii) other alternatives to prevent a takeover at a price clearly below the true value of the issuer.

     3. Fair Price Provisions. PIMCO may consider the following factors when voting on proposals with respect to fair price provisions: (i) the vote required to approve the proposed acquisition; (ii) the vote required to repeal the fair price provision; (iii) the mechanism for determining fair price; and (iv) whether these provisions are bundled with other anti-takeover measures (e.g., supermajority voting requirements) that may entrench management and discourage attractive tender offers.

     Capital Structure

     1. Stock Authorizations. PIMCO may consider the following factors to help distinguish between legitimate proposals to authorize increases in common stock for expansion and other corporate purchases and those proposals designed primarily as an anti-takeover device: (i) the purpose and need for the stock increase; (ii) the percentage increase with respect to the authorization currently in place; (iii) voting rights of the stock; and (iv) overall capitalization structure of the issuer.

     2. Issuance of Preferred Stock. PIMCO may consider the following factors when voting on the issuance of preferred stock: (i) whether the new class of preferred stock has unspecified voting, conversion, dividend distribution, and other rights; (ii) whether the issuer expressly states that the stock will not be used as a takeover defense or carry superior voting rights; (iii) whether the issuer specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable; and (iv) whether the stated purpose is to raise capital or make acquisitions in the normal course of business.

     3. Stock Splits. PIMCO may consider the following factors when voting on stock splits: (i) the percentage increase in the number of shares with respect to the issuer's existing authorized shares; and (ii) the industry that the issuer is in and the issuer's performance in that industry.

     4. Reversed Stock Splits. PIMCO may consider the following factors when voting on reverse stock splits: (i) the percentage increase in the shares with respect to the issuer's existing authorized stock; and (ii) issues related to delisting the issuer's stock.

     Executive and Director Compensation

     1. Stock Option Plans. PIMCO may consider the following factors when voting on stock option plans: (i) whether the stock option plan expressly permits the repricing of options; (ii) whether the plan could result in earnings dilution of greater than a specified percentage of shares outstanding; (iii) whether the plan has an option exercise price below the market price on the day of the grant; (iv) whether the proposal relates to an amendment to extend the term of options for persons leaving the firm voluntarily or for cause; and (v) whether the stock option plan has certain other embedded features.

     2. Director Compensation. PIMCO may consider the following factors when voting on director compensation: (i) whether director shares are at the same market risk as those of the issuer's shareholders; and (ii) how stock option programs for outside directors compare with the standards of internal stock option programs.

     3. Golden and Tin Parachutes. PIMCO may consider the following factors when voting on golden and/or tin parachutes: (i) whether they will be submitted for shareholder approval; and (ii) the employees covered by the plan and the quality of management.

     State of Incorporation

     State Takeover Statutes. PIMCO may consider the following factors when voting on proposals to opt out of a state takeover statute: (i) the power the statute vests with the issuer's board; (ii) the potential of the statute to stifle bids; and (iii) the potential for the statute to empower the board to negotiate a better deal for shareholders.

     Mergers and Restructurings

     1. Mergers and Acquisitions. PIMCO may consider the following factors when voting on a merger and/or acquisition: (i) anticipated financial and operating benefits as a result of the merger or acquisition; (ii) offer price;

(iii) prospects of the combined companies; (iv) how the deal was negotiated; and
(v) changes in corporate governance and the potential impact on shareholder rights. PIMCO may also consider what impact the merger or acquisition may have on groups/organizations other than the issuer's shareholders.

     2. Corporate Restructurings. With respect to a proxy proposal that includes a spin-off, PIMCO may consider the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives. With respect to a proxy proposal that includes an asset sale, PIMCO may consider the impact on the balance sheet or working capital and the value received for the asset. With respect to a proxy proposal that includes a liquidation, PIMCO may consider management's efforts to pursue alternatives, the appraisal value of assets, and the compensation plan for executives managing the liquidation.

     Investment Company Proxies

For a client that is invested in an investment company, PIMCO votes each proxy of the investment company on a case-by-case basis and takes all reasonable steps to ensure that proxies are voted consistent with all applicable investment policies of the client and in accordance with any resolutions or other instructions approved by authorized persons of the client.

For a client that is invested in an investment company that is advised by PIMCO or its affiliates, if there is a conflict of interest which may be presented when voting for the client (e.g., a proposal to approve a contract between PIMCO and the investment company), PIMCO will resolve the conflict by doing any one of the following: (i) voting in accordance with the instructions/consent of the client after providing notice of and disclosing the conflict to that client;
(ii) voting the proxy in accordance with the recommendation of an independent third-party service provider; or (iii) delegating the vote to an independent third-party service provider.

     1. Election of Directors or Trustees. PIMCO may consider the following factors when voting on the director or trustee nominees of a mutual fund: (i) board structure, director independence and qualifications, and compensation paid by the fund and the family of funds; (ii) availability and attendance at board and committee meetings; (iii) investments made by the nominees in the fund; and
(iv) the fund's performance.

    2. Converting Closed-end Fund to Open-end Fund. PIMCO may consider the following factors when voting on converting a closed-end fund to an open-end fund: (i) past performance as a closed-end fund; (ii) the market in which the fund invests; (iii) measures taken by the board to address any discount of the fund's shares; (iv) past shareholder activism; (v) board activity; and (vi) votes on related proposals.

     3. Proxy Contests. PIMCO may consider the following factors related to a proxy contest: (i) past performance of the fund; (ii) the market in which the fund invests; (iii) measures taken by the board to address past shareholder activism; (iv) board activity; and (v) votes on related proposals.

     4. Investment Advisory Agreements. PIMCO may consider the following factors related to approval of an investment advisory agreement: (i) proposed and current fee arrangements/schedules; (ii) fund category/investment objective;
(iii) performance benchmarks; (iv) share price performance as compared with peers; and (v) the magnitude of any fee increase and the reasons for such fee increase.

     5. Policies Established in Accordance with the 1940 Act. PIMCO may consider the following factors: (i) the extent to which the proposed changes fundamentally alter the investment focus of the fund and comply with SEC interpretation; (ii) potential competitiveness; (iii) regulatory developments; and (iv) current and potential returns and risks.

     6. Changing a Fundamental Restriction to a Non-fundamental Restriction. PIMCO may consider the following when voting on a proposal to change a fundamental restriction to a non-fundamental restriction: (i) reasons given by the board and management for the change; and (ii) the projected impact of the change on the fund's portfolio.



                                      C-V0

     7. Distribution Agreements. PIMCO may consider the following when voting on a proposal to approve a distribution agreement: (i) fees charged to comparably sized funds with similar investment objectives; (ii) the distributor's reputation and past performance; and (iii) competitiveness of the fund among other similar funds in the industry.

     8. Names Rule Proposals. PIMCO may consider the following factors when voting on a proposal to change a fund name, consistent with Rule 35d-1 of the 1940 Act: (i) whether the fund invests a minimum of 80% of its assets in the type of investments suggested by the proposed name; (ii) the political and economic changes in the target market; and (iii) current asset composition.

     9. Disposition of Assets/Termination/Liquidation. PIMCO may consider the following when voting on a proposal to dispose of fund assets, terminate, or liquidate the fund: (i) strategies employed to salvage the fund; (ii) the fund's past performance; and (iii) the terms of the liquidation.

     10. Changes to Charter Documents. PIMCO may consider the following when voting on a proposal to change a fund's charter documents: (i) degree of change implied by the proposal; (ii) efficiencies that could result; (iii) state of incorporation; and (iv) regulatory standards and implications.

     11. Changing the Domicile of a Fund. PIMCO may consider the following when voting on a proposal to change the domicile of a fund: (i) regulations of both states; (ii) required fundamental policies of both states; and (iii) the increased flexibility available.

     12. Change in Fund's Subclassification. PIMCO may consider the following when voting on a change in a fund's subclassification from diversified to non-diversified or to permit concentration in an industry: (i) potential competitiveness; (ii) current and potential returns; (iii) risk of concentration; and (iv) consolidation in the target industry.

     Distressed and Defaulted Securities

     1. Waivers and Consents. PIMCO may consider the following when determining whether to support a waiver or consent to changes in provisions of indentures governing debt securities which are held on behalf of clients: (i) likelihood that the granting of such waiver or consent will potentially increase recovery to clients; (ii) potential for avoiding cross-defaults under other agreements; and (iii) likelihood that deferral of default will give the obligor an opportunity to improve its business operations.

     2. Voting on Chapter 11 Plans of Liquidation or Reorganization. PIMCO may consider the following when determining whether to vote for or against a Chapter 11 plan in a case pending with respect to an obligor under debt securities which are held on behalf of clients: (i) other alternatives to the proposed plan; (ii) whether clients are treated appropriately and in accordance with applicable law with respect to their distributions; (iii) whether the vote is likely to increase or decrease recoveries to clients.

     Miscellaneous Provisions

     1. Such Other Business. Proxy ballots sometimes contain a proposal granting the board authority to "transact such other business as may properly come before the meeting." PIMCO may consider the following factors when developing a position on proxy ballots that contain a proposal granting the board authority to "transact such other business as may properly come before the meeting": (i) whether the board is limited in what actions it may legally take within such authority; and (ii) PIMCO's responsibility to consider actions before supporting them.

     2. Equal Access. PIMCO may consider the following factors when voting on equal access: (i) the opportunity for significant company shareholders to evaluate and propose voting recommendations on proxy proposals and director nominees, and to nominate candidates to the board; and (ii) the added complexity and burden of providing



                                      C-V1
shareholders with access to proxy materials.

     3. Charitable Contributions. PIMCO may consider the following factors when voting on charitable contributions: (i) the potential benefits to shareholders; and (ii) the potential impact on the issuer's resources that could have been used to increase shareholder value.

     4. Special Interest Issues. PIMCO may consider the following factors when voting on special interest issues: (i) the long-term benefit to shareholders of promoting corporate accountability and responsibility on social issues; (ii) management's responsibility with respect to special interest issues; (iii) any economic costs and restrictions on management; (iv) a client's instruction to vote proxies in a specific manner and/or in a manner different from these Policies and Procedures; and (v) the responsibility to vote proxies for the greatest long-term shareholder value.


                                      C-V2

                                                Filed Pursuant to Rule 497(c).
                                                File Nos. 33-36528 and 811-6161.


PIMCO Funds Shareholders' Guide
 for Class A, B, C and R Shares


November 1, 2003


This Guide relates to the mutual funds (each, a "Fund") that are series of PIMCO
Funds: Multi-Manager Series (the "MMS Trust") and PIMCO Funds: Pacific Investment Management Series (the "PIMS Trust" and, together with the MMS Trust, the "Trusts"). Class A, B, C and R shares of the MMS Trust and the PIMS Trust are offered through separate prospectuses (each as from time to time revised or supplemented, a "Retail Prospectus"). The information in this Guide is subject to change without notice at the option of the Trusts, the Advisers or the Distributor.

This Guide contains detailed information about Fund purchase, redemption and exchange options and procedures and other information about the Funds. This Guide is not a prospectus, and should be used in conjunction with the applicable Retail Prospectus. This Guide, and the information disclosed herein, is incorporated by reference in, and considered part of, the Statement of Additional Information corresponding to each Retail Prospectus.

PIMCO Advisors Distributors LLC distributes the Funds' shares. You can call PIMCO Advisors Distributors LLC at 1-800-426-0107 to find out more about the Funds and other funds in the PIMCO Funds family. You can also visit our Web site at www.pimcoadvisors.com.

TABLE OF CONTENTS

How to Buy Shares..........................................................SG-3
Alternative Purchase Arrangements..........................................SG-9
Exchange Privilege.........................................................SG-27
How to Redeem..............................................................SG-30

        How to Buy Shares

        Class A, Class B, Class C and Class R shares of each Fund are continuously offered through the Trusts' principal underwriter, PIMCO Advisors Distributors LLC (the "Distributor") and through other firms which have dealer agreements with the Distributor ("participating brokers") or which have agreed to act as introducing brokers for the Distributor ("introducing brokers"). The Distributor is an affiliate of PIMCO Advisors Fund Management LLC ("PIMCO Advisors Fund Management"), the investment adviser to the Funds that are series of the MMS Trust and a subsidiary of Allianz Dresdner Asset Management of America L.P. ("ADAM of America"), the former investment adviser to the Funds that are series of the MMS Trust. The Distributor is also an affiliate of Pacific Investment Management Company LLC ("Pacific Investment Management Company"), the investment adviser to the Funds that are series of the PIMS Trust, and also a subsidiary of ADAM of America. PIMCO Advisors Fund Management and Pacific Investment Management Company are each referred to herein as an "Adviser."


        There are two ways to purchase Class A, Class B or Class C shares: either (i) through your dealer or broker which has a dealer agreement with the Distributor or (ii) directly by mailing a PIMCO Funds account application (an "account application") with payment, as described below under the heading Direct Investment, to the Distributor (if no dealer is named in the account application, the Distributor may act as dealer). Class R shares may only be purchased by 401(k) plans, 457 plans, employer sponsored 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans, non-qualified deferred compensation plans and other accounts whereby the plan or the plan's financial service firm has an agreement with the Distributor, PIMCO Advisors Fund Management or Pacific Investment Management Company to utilize Class R shares in certain investment products or programs (each, a "Class R Eligible Plan"). Additionally, Class R shares are generally available only to retirement plans where Class R shares are held on the books of the Funds through omnibus accounts (either at the plan level or the financial services firm level). Class A, B, C and R shares of the NFJ Small-Cap Value Fund, Class B shares of the Short Duration Municipal Income Fund, Class B and Class C shares of the California Intermediate Municipal Bond, California Municipal Bond and New York Municipal Bond Funds are not offered as of the date of this Guide; however, investment opportunities in these Funds may be available in the future. This Guide will be revised or supplemented when these restrictions change.

        Shares may be purchased at a price equal to their net asset value per share next determined after receipt of an order, plus a sales charge which may be imposed either (i) at the time of the purchase in the case of Class A shares (the "initial sales charge alternative"), (ii) on a contingent deferred basis in the case of Class B shares (the "deferred sales charge alternative") or (iii) by the deduction of an ongoing asset based sales charge in the case of Class C shares (the "asset based sales charge alternative"). Class R shares may be purchased at a price equal to their net asset value per share next determined after receipt of an order. In certain circumstances, Class A and Class C shares are also subject to a Contingent Deferred Sales Charge ("CDSC"). See "Alternative Purchase Arrangements." Purchase payments for Class B and Class C shares are fully invested at the net asset value next determined after acceptance of the trade

Purchase payments for Class A shares, less the applicable sales charge, are invested at the net asset value next determined after acceptance of the trade.


        All purchase orders received by the Distributor prior to the close of regular trading (normally 4:00 p.m., Eastern time) on the New York Stock Exchange on a regular business day are processed at that day's offering price. However, orders received by the Distributor from dealers or brokers after the offering price is determined that day will receive such offering price if the orders were received by the dealer or broker from its customer prior to such determination and were transmitted to and received by the Distributor prior to its close of business that day (normally 5:00 p.m., Eastern time) or, in the case of certain retirement plans that have an agreement with the Distributor, received by the Distributor prior to 9:30 a.m., Eastern time on the next business day. Purchase orders received on other than a regular business day will be executed on the next succeeding regular business day. The Distributor, in its sole discretion, may accept or reject any order for purchase of Fund shares. The sale of shares will be suspended on any day on which the New York Stock Exchange is closed and, if permitted by the rules of the Securities and Exchange Commission, when trading on the New York Stock Exchange is restricted or during an emergency which makes it impracticable for the Funds to dispose of their securities or to determine fairly the value of their net assets, or during any other period as permitted by the Securities and Exchange Commission for the protection of investors.


        Except for purchases through the PIMCO Funds Auto-Invest plan, the PIMCO Funds Auto-Exchange plan, investments pursuant to the Uniform Gifts to Minors Act, tax-qualified and wrap programs referred to below under "Tax-Qualified Retirement Plans" and "Alternative Purchase Arrangements--Sales at Net Asset Value," and purchases by certain registered representatives as described below under "Registered Representatives' Investments," the minimum initial investment in Class A, Class B, Class C or Class R shares of any Fund is $5,000 ($2,500 or less until January 1, 2004) and the minimum additional investment is $100 per Fund. For information about dealer commissions and other payments to dealers, see "Alternative Purchase Arrangements" below. Persons selling Fund shares may receive different compensation for selling Class A, Class B, Class C or Class R shares. Normally, Fund shares purchased through participating brokers are held in the investor's account with that broker. No share certificates will be issued unless specifically requested in writing by an investor or broker-dealer.


DIRECT INVESTMENT

        Investors who wish to invest in Class A, Class B, Class C or Class R shares of a Fund directly, rather than through a participating broker, may do so by opening an account with the Distributor. To open an account, an investor should complete the account application. All shareholders who open direct accounts with the Distributor will receive from the Distributor individual confirmations of each purchase, redemption, dividend reinvestment, exchange or transfer of Fund shares, including the total number of Fund shares owned as of the confirmation date, except that purchases which result from the reinvestment of daily-accrued dividends and/or distributions will be confirmed once each calendar quarter. See "Distributions" in the applicable Retail Prospectus. Information regarding direct investment or any other features or plans offered by the Trusts may be obtained by calling the Distributor at 1-800-426-0107 or by calling your broker. Although Class R shares may be purchased by a plan administrator directly from the Trusts, retirement plans that purchase Class R shares directly from the Distributor must hold their shares in an omnibus account at the retirement plan level. Plan participants may not purchase Class R shares from the Distributor.

PURCHASE BY MAIL

        Investors who wish to invest directly may send a check payable to PIMCO Advisors Distributors LLC, along with a completed application form to:

        PIMCO Advisors Distributors LLC
        P.O. Box 9688
        Providence, RI  02940-0926

        Purchases are accepted subject to collection of checks at full value and conversion into federal funds. Payment by a check drawn on any member of the Federal Reserve System can normally be converted into federal funds within two business days after receipt of the check. Checks drawn on a non-member bank may take up to 15 days to convert into federal funds. In all cases, the purchase price is based on the net asset value next determined after the purchase order and check are accepted, even though the check may not yet have been converted into federal funds.

        The Distributor reserves the right to require payment by wire or U.S. bank check. The Distributor generally does not accept payments made by cash, temporary/starter checks, credit cards, traveler's checks, credit card checks, or checks drawn on non-U.S. banks even if payment may be effected through a U.S. bank.

SUBSEQUENT PURCHASES OF SHARES

        Subsequent purchases of Class A, Class B, Class C or Class R shares can be made as indicated above by mailing a check with a letter describing the investment or with the additional investment portion of a confirmation statement. Except for subsequent purchases through the PIMCO Funds Auto-Invest plan, the PIMCO Funds Auto-Exchange plan, tax-qualified programs and PIMCO Funds Fund Link referred to below, and except during periods when an Automatic Withdrawal Plan is in effect, the minimum subsequent purchase is $100 in any Fund. All payments should be made payable to PIMCO Advisors Distributors LLC and should clearly indicate the shareholder's account number. Checks should be mailed to the address above under "Purchase by Mail."

TAX-QUALIFIED RETIREMENT PLANS

        The Distributor makes available retirement plan services and documents for Individual Retirement Accounts (IRAs), including Roth IRAs, for which Boston Safe Deposit & Trust Company serves as trustee and for IRA Accounts established with Form 5305-SIMPLE under the Internal Revenue Code of 1986, as amended (the "Code"). These accounts include Simplified Employee Pension Plan (SEP), Salary Reduction Simplified Employee Pension Plan (SAR/SEP) IRA and SIMPLE IRA accounts and prototype documents. In addition, prototype documents are available for establishing 403(b)(7) custodial accounts with Boston Safe Deposit & Trust

Company as custodian. This type of plan is available to employees of certain non-profit organizations.

        The minimum initial investment for all tax-qualified plans (except for employer-sponsored plans, SIMPLE IRAs, SEPs and SAR/SEPs) is $1,000 per Fund and the minimum subsequent investment is $100. The minimum initial investment for employer-sponsored plans, SIMPLE IRAs, SEPs and SAR/SEPs and the minimum subsequent investment per Fund for all such plans is $50.

PIMCO FUNDS AUTO-INVEST


        The PIMCO Funds Auto-Invest plan provides for periodic investments into the shareholder's account with the Trust by means of automatic transfers of a designated amount from the shareholder's bank account. The minimum investment for eligibility in the PIMCO Funds Auto-Invest plan is $2,500 ($1,000 until January 1, 2004) per Fund. Investments may be made monthly or quarterly, and may be in any amount subject to a minimum of $50 per month for each Fund in which shares are purchased through the plan. Further information regarding the PIMCO Funds Auto-Invest plan is available from the Distributor or participating brokers. You may enroll by completing the appropriate section on the account application, or you may obtain an Auto-Invest application by calling the Distributor or your broker. The use of PIMCO Funds Auto-Invest may be limited for certain Funds and/or share classes at the discretion of the Distributor.


REGISTERED REPRESENTATIVES' INVESTMENTS

        Current registered representatives and other full-time employees of participating brokers or such persons' spouses or trusts or custodial accounts for their minor children may purchase Class A shares at net asset value without a sales charge. The minimum initial investment in each case is $500 per Fund and the minimum subsequent investment is $50.

PIMCO FUNDS AUTO-EXCHANGE

        The PIMCO Funds Auto-Exchange plan establishes regular, periodic exchanges from one Fund account to another Fund account. The plan provides for regular investments into a shareholder's account in a specific Fund by means of automatic exchanges of a designated amount from another Fund account of the same class of shares and with identical account registration.


        Exchanges may be made monthly or quarterly, and may be in any amount subject to a minimum of $5,000 ($2,500 until January 1, 2004) to open a new Fund account and of $50 for any existing Fund account for which shares are purchased through the plan.


        Further information regarding the PIMCO Funds Auto-Exchange plan is available from the Distributor at 1-800-426-0107 or participating brokers. You may enroll by completing an application which may be obtained from the Distributor or by telephone request at 1-800-426-0107. The use of PIMCO Funds Auto-Exchange Plan may be limited for certain Funds and/or other share classes at the option of the Distributor, and as set forth in the Prospectus. For more information on exchanges, see "Exchange Privilege."

PIMCO FUNDS FUND LINK

        PIMCO Funds Fund Link ("Fund Link") connects your Fund account(s) with a bank account. Fund Link may be used for subsequent purchases and for redemptions and other transactions described under "How to Redeem." Purchase transactions are effected by electronic funds transfers from the shareholder's account at a U.S. bank or other financial institution that is an Automated Clearing House ("ACH") member. Investors may use Fund Link to make subsequent purchases of shares in any amount greater than $50. To initiate such purchases, call 1-800-426-0107. All such calls will be recorded. Fund Link is normally established within 45 days of receipt of a Fund Link application by PFPC, Inc. (the "Transfer Agent"), the Funds' transfer agent for Class A, B, C and R shares. The minimum investment by Fund Link is $50 per Fund. Shares will be purchased on the regular business day the Distributor receives the funds through the ACH system, provided the funds are received before the close of regular trading on the New York Stock Exchange. If the funds are received after the close of regular trading, the shares will be purchased on the next regular business day.

        Fund Link privileges must be requested on the account application. To establish Fund Link on an existing account, complete a Fund Link application, which is available from the Distributor or your broker, with signatures guaranteed from all shareholders of record for the account. See "Signature Guarantee" below. Such privileges apply to each shareholder of record for the account unless and until the Distributor receives written instructions from a shareholder of record canceling such privileges. Changes of bank account information must be made by completing a new Fund Link application signed by all owners of record of the account, with all signatures guaranteed. The Distributor, the Transfer Agent and the Fund may rely on any telephone instructions believed to be genuine and will not be responsible to shareholders for any damage, loss or expenses arising out of such instructions. The Fund reserves the right to amend, suspend or discontinue Fund Link privileges at any time without prior notice. Fund Link does not apply to shares held in broker "street name" accounts or in other omnibus accounts.

SIGNATURE GUARANTEE

        When a signature guarantee is called for, a "medallion" signature guarantee will be required. A medallion signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency, savings association or other financial institution which is participating in a medallion program recognized by the Securities Transfer Association. The three recognized medallion programs are the Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and New York Stock Exchange, Inc. Medallion Signature Program (NYSE MSP). Signature guarantees from financial institutions which are not participating in one of these programs will not be accepted. Please note that financial institutions participating in a recognized medallion program may still be ineligible to provide a signature guarantee for transactions of greater than a specified dollar amount.

        The Distributor reserves the right to modify its signature guarantee standards at any time. The Funds may change the signature guarantee requirements from time to time upon notice to shareholders, which may, but is not required to, be given by means of a new or supplemented Retail Prospectus or a new or supplemented Guide. Shareholders should contact the Distributor for additional details regarding the Funds' signature guarantee requirements.

ACCOUNT REGISTRATION CHANGES

        Changes in registration or account privileges may be made in writing to the Transfer Agent. Signature guarantees may be required. See "Signature Guarantee" above. All correspondence must include the account number and must be sent to:

        PIMCO Advisors Distributors LLC
        P.O. Box 9688
        Providence, RI  02940-0926

SMALL ACCOUNT FEE

        Because of the disproportionately high costs of servicing accounts with low balances, a fee at an annual rate of $16 (paid to the applicable Fund's administrator) will automatically be deducted from accounts with balances falling below a minimum level. The valuation of Fund accounts and the deduction are expected to take place during the last five business days of each calendar quarter. The fee will be deducted in quarterly installments from Fund accounts with balances below $5,000 ($2,500 until January 1, 2004), except for Uniform Gift to Minors, IRA, Roth IRA and Auto-Invest accounts, for which the minimum balance is $2,500 ($1,000 until January 1, 2004). The fee also applies to employer-sponsored retirement plan accounts, Money Purchase and/or Profit Sharing plans, 401(k) plans, 403(b)(7) custodial accounts, SIMPLE IRAs, SEPs and SAR/SEPs. (A separate custodial fee may apply to IRAs, Roth IRAs and other retirement accounts.) No fee will be charged on any Fund account of a shareholder if the aggregate value of all of the shareholder's Fund accounts is at least $50,000. Any applicable small account fee will be deducted automatically from your below-minimum Fund account in quarterly installments and paid to the Administrator. Each Fund account will normally be valued, and any deduction taken, during the last five business days of each calendar quarter. No small account fee will be charged to employee and employee-related accounts of PIMCO Advisors Fund Management and/or, in the discretion of PIMCO Advisors Fund Management, its affiliates.


MINIMUM ACCOUNT SIZE

        Due to the relatively high cost to the Funds of maintaining small accounts, shareholders are asked to maintain an account balance in each Fund in which the shareholder invests of at least the amount necessary to open the type of account involved. If a shareholder's balance for any Fund is below such minimum for three months or longer, the applicable Fund's administrator shall have the right (except in the case of employer-sponsored retirement accounts) to close that Fund account after giving the shareholder 60 days in which to increase his or her balance. The shareholder's Fund account will not be liquidated if the reduction in size is due solely to market decline in the value of the shareholder's Fund shares or if the aggregate value of the shareholder's accounts in PIMCO Funds exceeds $50,000.

TRANSFER ON DEATH REGISTRATION

        The Distributor may accept "transfer on death" ("TOD") registration requests from investors. The laws of a state selected by the Distributor in accordance with the Uniform TOD Security Registration Act will govern the registration. The Distributor may require appropriate releases and indemnifications from investors as a prerequisite for permitting TOD registration. The Distributor may from time to time change these requirements (including by changes to the determination as to which state's law governs TOD registrations).

ALTERNATIVE PURCHASE ARRANGEMENTS

        The Funds offer investors Class A, Class B, Class C and Class R shares in the applicable Retail Prospectus. Class A, Class B and Class C shares bear sales charges in different forms and amounts and bear different levels of expenses, as described below. Class R shares do not bear a sales charge, but are subject to expenses that vary from those levied on Class A, Class B or Class C shares, and are available only to Class R Eligible Plans. Through separate prospectuses, certain of the Funds currently offer up to four additional classes of shares in the United States: Class D, Advisor Class, Institutional Class and Administrative Class shares. Class D shares are offered through financial intermediaries. Institutional Class shares are offered to pension and profit sharing plans, employee benefit trusts, endowments, foundations, corporations and other high net worth individuals. Administrative Class shares are offered primarily through employee benefit plan alliances, broker-dealers and other intermediaries. Advisor Class shares are offered primarily through broker-dealers and other intermediaries. Similar to Class R shares, Class D, Advisor Class, Institutional Class and Administrative Class shares are sold without a sales charge and have different expenses than Class A, Class B, Class C and Class R shares. As a result of lower sales charges and/or operating expenses, Class D, Advisor Class, Institutional Class and Administrative Class shares are generally expected to achieve higher investment returns than Class A, Class B, Class C or Class R shares. Certain Funds also offer up to two additional classes of shares that are offered only to non-U.S. investors outside the United States: Class J and Class K shares. To obtain more information about the other classes of shares, please call the applicable Trust at 1-800-927-4648 (for Advisor Class, Institutional Class, Administrative Class, Class J and Class K shares) or the Distributor at 1-888-87-PIMCO (for Class D shares).

        The alternative purchase arrangements described in this Guide are designed to enable a retail investor to choose the method of purchasing Fund shares that is most beneficial to the investor based on all factors to be considered, including the amount and intended length of the investment, the particular Fund and whether the investor intends to exchange shares for shares of other Funds. Generally, when making an investment decision, investors should consider the anticipated life of an intended investment in the Funds, the size of the investment, the accumulated distribution and servicing fees plus CDSCs on Class B or Class C shares, the initial sales charge plus accumulated servicing fees on Class A shares, the possibility that the anticipated higher return on Class A shares due to the lower ongoing charges will offset the initial sales charge paid on such shares, the automatic conversion of Class B shares into Class A shares and the difference in the CDSCs applicable to Class A, Class B and Class C shares.

Class A. The initial sales charge alternative (Class A) might be preferred by investors purchasing shares of sufficient aggregate value to qualify for reductions in the initial sales charge applicable to such shares. Similar reductions are not available on the contingent deferred sales charge alternative (Class B) or the asset based sales charge alternative (Class C). Class A shares are subject to a servicing fee but are not subject to a distribution fee and, accordingly, such shares are expected to pay correspondingly higher dividends on a per share basis. However, because initial sales charges are deducted at the time of purchase, not all of the purchase payment for Class A shares is invested initially. Class B and Class C shares might be preferable to investors who wish to have all purchase payments invested initially, although remaining subject to higher distribution and servicing fees and, for certain periods, being subject to a CDSC. An investor who qualifies for an elimination of the Class A initial sales charge should also consider whether he or she anticipates redeeming shares in a time period which will subject such shares to a CDSC as described below. See "Initial Sales Charge Alternative--Class A Shares--Class A Deferred Sales Charge" below.

Class B. Class B shares might be preferred by investors who intend to invest in the Funds for longer periods and who do not intend to purchase shares of sufficient aggregate value to qualify for sales charge reductions applicable to Class A shares. Both Class B and Class C shares can be purchased at net asset value without an initial sales charge. However, unlike Class C shares, Class
B shares convert into Class A shares after they have been held for a period of time. Class B shares purchased on or before December 31, 2001 convert into Class A shares after the shares have been held for seven years. Class B shares purchased after December 31, 2001 convert into Class A shares after the shares have been held for eight years. After the conversion takes place, the shares will no longer be subject to a CDSC, and will be subject to the servicing fees charged for Class A shares, which are lower than the distribution and servicing fees charged on either Class B or Class C shares. See "Deferred Sales Charge Alternative--Class B Shares" below. Class B shares are not available for purchase by employer sponsored retirement plans.

Class C. Class C shares might be preferred by investors who intend to purchase shares which are not of sufficient aggregate value to qualify for Class A sales charges of 1% or less and who wish to have all purchase payments invested initially

  Class C shares are preferable to Class B shares for investors who intend to maintain their investment for intermediate periods and therefore may also be preferable for investors who are unsure of the intended length of their investment. Unlike Class B shares, Class C shares are not subject to a CDSC after they have been held for one year (eighteen months for Class C shares of the Commodity Real Return Strategy, International Stocks PLUS TR Strategy, NACM Global, NACM International, NACM Pacific Rim, RCM Global Healthcare, RCM Global Small-Cap, RCM Global Technology and RCM International Growth Equity Funds) and are subject to only a 1% CDSC during the first year (or eighteen months). However, because Class C shares do not convert into Class A shares, Class B shares are preferable to Class C shares for investors who intend to maintain their investment in the Funds for long periods. See "Asset Based Sales Charge Alternative--Class C Shares" below.





Class R. Class R shares might be preferred by a Class R Eligible Plan intending to invest retirement plan assets held through omnibus accounts, which does not intend to purchase shares of sufficient aggregate value to qualify for sales charge reductions applicable to Class A shares. Class R shares are preferable to Class B and Class C shares because Class R shares are not subject to a CDSC and are subject to lower aggregate distribution and/or service (12b-1) fees and may be preferable to Class A shares because Class R shares are not subject to the initial sales charge imposed on Class A shares. Class R shares are available only to Class R Eligible Plans.

        In determining which class of shares to purchase, an investor should always consider whether any waiver or reduction of a sales charge or a CDSC is available. See generally "Initial Sales Charge Alternative--Class A Shares" and "Waiver of Contingent Deferred Sales Charges" below.

        The maximum single purchase of Class B shares of a Fund is $99,000. The maximum single purchase of Class C shares of a Fund is $999,999. The Funds may refuse any order to purchase shares.

        For a description of the Distribution and Servicing Plans and distribution and servicing fees payable thereunder with respect to Class A, Class B, Class C and Class R shares, see "Distributor and Distribution and Servicing Plans" below.

Waiver of Contingent Deferred Sales Charges. The CDSC applicable to Class A and Class C shares is currently waived for (i) any partial or complete redemption in connection with (a) required minimum distributions to IRA account owners or beneficiaries who are age 70 1/2 or older or (b) distributions to participants in employer-sponsored retirement plans upon attaining age 59 1/2 or on account of death or permanent and total disability (as defined in Section 22(e) of the Code) that occurs after the purchase of Class A or Class C shares; (ii) any partial or complete redemption in connection with a qualifying loan or hardship withdrawal from an employer sponsored retirement plan; (iii) any complete redemption in connection with a distribution from a qualified employer retirement plan in connection with termination of employment or termination of the employer's plan and the transfer to another employer's plan or to an IRA; (iv) any partial or complete redemption following death or permanent and total disability (as defined in Section 22(e) of the Code) of an individual holding shares for his or her own account and/or as the last survivor of a joint tenancy arrangement (this provision, however, does not cover an individual holding in a fiduciary capacity or as a nominee or agent or a legal entity which is other than an individual or the owners or beneficiaries of any such entity) provided the redemption is requested within one year of the death or initial determination of disability and provided the death or disability occurs after the purchase of the shares; (v) any redemption resulting from a return of an excess contribution to a qualified employer retirement plan or an IRA; (vi) up to 10% per year of the value of a Fund account which (a) has the value of at least $10,000 at the start of such year and (b) is subject to an Automatic Withdrawal Plan; (vii) redemptions by Trustees, officers and employees of either Trust, and by directors, officers and employees of the Distributor, ADAM of America, PIMCO Advisors Fund Management or Pacific Investment Management Company; (viii) redemptions effected pursuant to a Fund's right to involuntarily redeem a shareholder's Fund account if the aggregate net asset value of shares held in such shareholder's account is less than a minimum account size specified in such Fund's prospectus; (ix) involuntary redemptions caused by operation of law; (x) redemptions of shares of any Fund that is combined with another Fund, investment company, or personal holding company by virtue of a merger, acquisition or other similar reorganization transaction; (xi) redemptions by a shareholder who is a participant making periodic purchases of not less than $50 through certain employer sponsored savings plans that are clients of a broker-dealer with which the Distributor has an agreement with respect to such purchases; (xii) redemptions effected by trustees or other fiduciaries who have purchased shares for employer-sponsored plans, the trustee, administrator, fiduciary, broker, trust company or registered investment adviser for which has an agreement with the Distributor with respect to such purchases; (xiii) redemptions in connection with IRA accounts established with Form 5305-SIMPLE under the Code for which the Trust is the designated financial institution;
(xiv) a redemption by a holder of Class A shares who purchased $1,000,000 ($250,000 in the case of the California Intermediate Municipal Bond, California Municipal Bond, Low Duration, New York Municipal Bond and Short-Term Funds) or more of Class A shares (and therefore did not pay a sales charge) where the participating broker or dealer involved in the sale of such shares waived the commission it would normally receive from the Distributor pursuant to an agreement with the Distributor; (xv) a redemption by a holder of Class A or Class C shares where the participating broker or dealer involved in the purchase of such shares waived all payments it normally would receive from the Distributor at the time of purchase (i.e., commissions or reallowances of initial sales charges and advancements of service and distribution fees); or
(xvi) a redemption by a holder of Class A or Class C shares where, by agreement with the Distributor, the participating broker or dealer involved in the purchase of such shares waived a portion of any payment it normally would receive from the Distributor at the time of purchase (or otherwise agreed to a variation from the normal payment schedule) in connection with such purchase.

        The CDSC applicable to Class B shares is currently waived for any partial or complete redemption in each of the following cases: (a) in connection with required minimum distributions to IRA account owners or to plan participants or beneficiaries who are age 70 1/2 or older; (b) involuntary redemptions caused by operation of law; (c) redemption of shares of any Fund that is combined with another Fund, investment company, or personal holding company by virtue of a merger, acquisition or other similar reorganization transaction; (d) following death or permanent and total disability (as defined in Section 22(e) of the Code) of an individual holding shares for his or her own account and/or as the last survivor of a joint tenancy arrangement (this provision, however, does not cover an individual holding in a fiduciary capacity or as a nominee or agent or a legal entity which is other than an individual or the owners or beneficiaries of any such entity) provided the redemption is requested within one year of the death or initial determination of disability and further provided the death or disability occurs after the purchase of the shares; (e) up to 10% per year of the value of a Fund account which (i) has a value of at least $10,000 at the start of such year and (ii) is subject to an Automatic Withdrawal Plan (See "How to Redeem--Automatic Withdrawal Plan"); and
(f) redemptions effected pursuant to a Fund's right to involuntarily redeem a shareholder's Fund account if the aggregate net asset value of shares held in the account is less than a minimum account size specified in the Fund's prospectus.


        The Distributor may require documentation prior to waiver of the CDSC for any class, including distribution letters, certification by plan administrators, applicable tax forms, death certificates, physicians' certificates (e.g., with respect to disabilities), etc.

EXEMPT TRANSACTIONS; NO INITIAL SALES CHARGES, CDSCS OR PAYMENTS TO BROKERS

        Investors will not pay any initial sales charges and will not be subject to CDSCs, and brokers and dealers will not receive any commissions or reallowances of initial sales charges or advancements of service and distribution fees, on the transactions described below (which are sometimes referred to as "Exempt Transactions"):

    . A redemption by a holder of Class A or Class C shares where the participating broker or dealer involved in the purchase of such shares waived all payments it normally would receive from the Distributor at the time of purchase (e.g., commissions and/or reallowances of initial sales charges and advancements of service and distribution fees).

    . A redemption by a holder of Class A or Class C shares where, by agreement with the Distributor, the participating broker or dealer involved in the purchase of such shares waived a portion of any payment it normally would receive from the Distributor at the time of purchase (or otherwise agreed to a variation from the normal payment schedule) in connection with such purchase.


    . Transactions described under clause (A) of Note 4 to the tables in the subsection "Initial Sales Charge Alternative--Class A Shares."

INITIAL SALES CHARGE ALTERNATIVE--CLASS A SHARES

        Class A shares are sold at a public offering price equal to their net asset value per share plus a sales charge, as set forth below. As indicated below under "Class A Deferred Sales Charge," certain investors that purchase $1,000,000 ($250,000 in the case of the California Intermediate Municipal Bond, California Municipal Bond, Low Duration, New York Municipal Bond and Short-Term Funds) or more of any Fund's Class A shares (and thus pay no initial sales charge) may be subject to a CDSC of up to 1% if they redeem such shares during the first 18 months after their purchase.

                     INITIAL SALES CHARGE -- CLASS A SHARES


Asset Allocation, CommodityRealReturn Strategy, International StocksPLUS TR Strategy, RealEstateRealReturn Strategy, NFJ Large-Cap Value, CCM Capital Appreciation, NFJ Dividend Value, PEA Growth, PEA Growth & Income, PEA Innovation, CCM Mid-Cap, NACM Flex-Cap Value, NACM Global, NACM Growth, NACM International, NACM Pacific Rim, NACM Value, PEA Opportunity, RCM Biotechnology, RCM Global Healthcare, RCM Global Small-Cap, RCM Global Technology, RCM International Growth Equity, RCM Large-Cap Growth, RCM Mid-Cap, RCM Tax-Managed Growth, PEA Renaissance, NFJ Small-Cap Value, PEA Target, and PEA Value Funds.


                                                                                 Discount or Commission to
                          Sales Charge as % of Net     Sales Charge as % of      dealers as % of Public
Amount of Purchase        Amount Invested              Public Offering Price     Offering Price**
--------------------      ------------------------     ---------------------     -------------------------
$ 0 - $49,999             5.82%                        5.50%                     4.75%
$ 50,000 - $99,999        4.71%                        4.50%                     4.00%
$ 100,000 - 249,999       3.63%                        3.50%                     3.00%
$ 250,000 - $499,999      2.56%                        2.50%                     2.00%
$ 500,000 - $999,999      2.04%                        2.00%                     1.75%
$ 1,000,000 +             0.00%/(1)/                   0.00%/(1)/                0.00%/(2)/


All Asset, Convertible, Emerging Markets Bond, European Convertible, Foreign Bond, Global Bond II, GNMA, High Yield, Investment Grade Corporate Bond, Long-Term U.S. Government, StocksPLUS Municipal-Backed, StocksPLUS Total Return, Total Return and Total Return Mortgage Funds


                                                                                 Discount or Commission to
                          Sales Charge as % of Net     Sales Charge as % of      dealers as % of Public
Amount of Purchase        Amount Invested              Public Offering Price     Offering Price**
--------------------      ------------------------     ---------------------     -------------------------
$ 0 - $49,999             4.71%                        4.50%                     4.00%
$ 50,000 - $99,999        4.17%                        4.00%                     3.50%
$ 100,000 - $249,999      3.63%                        3.50%                     3.00%
$ 250,000 - $499,999      2.56%                        2.50%                     2.00%
$ 500,000 - $999,999      2.04%                        2.00%                     1.75%
$ 1,000,000+              0.00%/(1)/                   0.00%/(1)/                0.00%/(3)/

MUNICIPAL BOND, REAL RETURN AND STOCKSPLUS FUNDS

                                                                                 Discount or Commission to
                          Sales Charge as % of Net     Sales Charge as % of      dealers as % of Public
Amount of Purchase        Amount Invested              Public Offering Price     Offering Price**
--------------------      ------------------------     ---------------------     -------------------------
$ 0 - $49,999             3.09%                        3.00%                     2.50%
$ 50,000 - $99,999        2.56%                        2.50%                     2.00%
$ 100,000 - $249,999      2.04%                        2.00%                     1.75%
$ 250,000 - $499,999      1.52%                        1.50%                     1.25%
$ 500,000 - $999,999      1.27%                        1.25%                     1.00%
$ 1,000,000+              0.00%/(1)/                   0.00%/(1)/                0.00%/(3)/

SHORT DURATION MUNICIPAL INCOME AND SHORT-TERM FUNDS

                                                                                 Discount or Commission to
                          Sales Charge as % of Net     Sales Charge as % of      dealers as % of Public
Amount of Purchase        Amount Invested              Public Offering Price     Offering Price**
--------------------      ------------------------     ---------------------     -------------------------
$ 0 - $49,999             2.04%                        2.00%                     1.75%
$ 50,000 - $99,999        1.78%                        1.75%                     1.50%
$ 100,000 - $249,999      1.52%                        1.50%                     1.25%
$ 250,000+                0.00%/(1)/                   0.00%/(1)/                0.00%/(4)/

CALIFORNIA INTERMEDIATE MUNICIPAL BOND, CALIFORNIA MUNICIPAL BOND AND NEW YORK MUNICIPAL BOND FUNDS

                                                                                 Discount or Commission to
                          Sales Charge as % of Net     Sales Charge as % of      dealers as % of Public
Amount of Purchase        Amount Invested              Public Offering Price     Offering Price**
--------------------      ------------------------     ---------------------     -------------------------
$ 0 - $49,999             3.09%                        3.00%                     2.75%
$ 50,000 - $99,999        2.04%                        2.00%                     1.75%
$ 100,000 - $249,999      1.01%                        1.00%                     0.90%
$ 250,000+                0.00%/(1)/                   0.00%/(1)/                0.00%/(4)/

LOW DURATION FUND

                                                                                 Discount or Commission to
                          Sales Charge as % of Net     Sales Charge as % of      dealers as % of Public
Amount of Purchase        Amount Invested              Public Offering Price     Offering Price**
--------------------      ------------------------     ---------------------     -------------------------
$ 0 - $49,999             3.09%                        3.00%                     2.50%
$ 50,000 - $99,999        2.04%                        2.00%                     1.75%
$ 100,000 - $249,999      1.01%                        1.00%                     0.90%
$ 250,000+                0.00%(1)                     0.00%(1)                  0.00%(4)

** From time to time, these discounts and commissions may be increased pursuant to special arrangements between the Distributor and certain participating brokers.

1. As shown, investors that purchase more than $1,000,000 of any Fund's Class A shares ($250,000 in the case of the California Intermediate Municipal Bond, California Municipal Bond, Low Duration, New York Municipal Bond, Short Duration Municipal Income and Short-Term Funds) will not pay any initial sales charge on such purchase. However, except with regard to purchases of Class A shares of the Money Market Fund and certain purchases of Class A shares of the California Intermediate Municipal Bond, California Municipal Bond, Low Duration, New York Municipal Bond and Short-Term Funds described in Note 4 below, purchasers of $1,000,000 ($250,000 in the case of the California Intermediate Municipal Bond, California Municipal Bond, Low Duration, New York Municipal Bond, Short Duration Municipal Income and Short-Term Funds) or more of Class A shares (other than those purchasers described below under "Sales at Net Asset Value" where no commission is paid) will be subject to a CDSC of up to 1% (0.50% in the case of the California Intermediate Municipal Bond, California Municipal Bond, New York Municipal Bond, Short Duration Municipal Income and Short-Term Funds and 0.75% in the case of the Low Duration Fund) if such shares are redeemed during the first 18 months after such shares are purchased unless such purchaser is eligible for a waiver of the CDSC as described under "Waiver of Contingent Deferred Sales Charges" above. See "Class A Deferred Sales Charge" below.

2. The Distributor will pay a commission to dealers who sell amounts of $1,000,000 or more of Class A shares according to the following schedule: 0.75% of the first $2,000,000, 0.50% of amounts from $2,000,001 to $5,000,000, and 0.25% of amounts over $5,000,000. These payments are not made in connection with sales to employer-sponsored plans.

3. The Distributor will pay a commission to dealers who sell amounts of $1,000,000 or more of Class A shares of each of these Funds except for the Money Market Fund (for which no payment is made), in each case according to the following schedule: 0.50% of the first $2,000,000 and 0.25% of amounts over $2,000,000. These payments are not made in connection with sales to employer-sponsored plans.

4. (A) The Distributor will pay a commission to dealers who sell $250,000 or more of Class A shares of the California Intermediate Municipal Bond, California Municipal Bond, Low Duration, New York Municipal Bond and Short-Term Funds at the annual rate of 0.15% (0.35% in the case of the Low Duration Fund) of the net asset value of such Class A shares as in effect from time to time; such commission shall be paid in installments covering the 18 month period commencing with the date of sale. Such installments shall be paid after the end of calendar quarters in accordance with the Distributor's practice, which may change from time to time. Investors purchasing Class A shares of such Funds through such dealers will not be subject to the Class A CDSC on such shares. (B) Alternatively, dealers may elect (through an agreement with the Distributor) to receive a commission at the time of sale on purchases of $250,000 or more of these Funds of 0.25% of the public offering price (for purchases of the California Intermediate Municipal Bond, California Municipal Bond, New York Municipal Bond and Short-Term Funds) or 0.50% of the public offering price (for purchases of the Low Duration Fund). Investors who purchase through dealers that elect the commission schedule described in this clause (B) will be subject to the Class A CDSC. (C) In addition to the commissions described in (A) and (B) above, dealers may be entitled to receive an annual servicing fee of 0.25% of the net asset value of such shares for so long as such shares are outstanding, as described below under "Participating Brokers." These payments are not made in connection with sales to employer-sponsored plans.

        Each Fund receives the entire net asset value of its Class A shares purchased by investors (i.e., the gross purchase price minus the applicable sales charge). The Distributor receives the sales charge shown above less any applicable discount or commission "reallowed" to participating brokers in the amounts indicated in the table above. The Distributor may, however, elect to reallow the entire sales charge to participating brokers for all sales with respect to which orders are placed with the Distributor for any particular Fund during a particular period. During such periods as may from time to time be designated by the Distributor, the Distributor will pay an additional amount of up to 0.50% of the purchase price on sales of Class A shares of all or selected Funds purchased to each participating broker which obtains purchase orders in amounts exceeding thresholds established from time to time by the Distributor. From time to time, the Distributor, its parent and/or its affiliates may make additional payments to one or more participating brokers based upon factors such as the level of sales or the length of time clients' assets have remained in the Trust.

        Shares issued pursuant to the automatic reinvestment of income dividends or capital gains distributions are issued at net asset value and are not subject to any sales charges.

        Under the circumstances described below, investors may be entitled to pay reduced sales charges for Class A shares.

        These discounts and commissions may be increased pursuant to special arrangements from time to time agreed upon between the Distributor and certain participating brokers.

Combined Purchase Privilege. Investors may qualify for a reduced sales charge on Class A shares by combining purchases of the Class A shares of one or more Funds (other than the Money Market Fund) which offer Class A shares (together, "eligible PIMCO Funds") into a single purchase (a "Single Purchase"), if the resulting purchase totals at least $50,000. The term Single Purchase refers to:

        (i) a single purchase by an individual, or concurrent purchases, which in the aggregate are at least equal to the prescribed amount, by an individual, his or her spouse and their children under the age of 21 years purchasing Class A shares of the eligible PIMCO Funds for his, her or their own account(s);

        (ii) a single purchase by a trustee or other fiduciary purchasing shares for a single trust, estate or fiduciary account although more than one beneficiary is involved; or

        (iii) a single purchase for the employee benefit plans of a single employer.

        For further information, call the Distributor at 1-800-426-0107 or your broker.

Cumulative Quantity Discount (Right of Accumulation). A purchase of Class A shares of any eligible PIMCO Fund (which does not include the Money Market Fund) may qualify for a Cumulative Quantity Discount at the rate applicable to the discount bracket obtained by adding:

        (i) the amount of the investor's total current purchase (including any sales charge);

        (ii) the aggregate net asset value (at the close of business on the day of the current purchase) of all Class A, Class B and Class C shares of any eligible PIMCO Fund held by the investor; and

        (iii) the net asset value (at the close of business on the day of the current purchase) of all Class A, Class B and Class C shares owned by another shareholder eligible to be combined with the investor's purchase into a Single Purchase.

        For example, if a shareholder owned Class A shares of the PEA Growth & Income Fund with a current net asset value of $10,000, Class B shares of the PEA Innovation Fund with a current net asset value of $5,000 and Class C shares of the PEA Target Fund with a current net asset value of $10,000 and he wished to purchase Class A shares of the PEA Growth Fund with a purchase price of $30,000 (including sales charge), the sales charge for the $30,000 purchase would be at the 4.50% rate applicable to a single $55,000 purchase of shares of the PEA Growth Fund, rather than the 5.50% rate that would otherwise apply to a $30,000 purchase. The discount will be applied only to the current purchase (i.e., the $30,000 purchase), not to any previous transaction.

Letter of Intent. An investor may also obtain a reduced sales charge on purchases of Class A shares by means of a written Letter of Intent, which expresses an intention to invest not less than $50,000 within a period of 13 months in Class A shares of any eligible PIMCO Fund(s) (which does not include the Money Market Fund). The maximum intended investment amount allowable in a Letter of Intent is $1,000,000 (except for Class A shares of the Low Duration Fund, Short Term Fund, Short Duration Municipal Bond Fund, California Intermediate Municipal Bond Fund, California Municipal Bond Fund and New York Municipal Bond Fund for which the maximum intended investment amount is $100,000). Each purchase of shares under a Letter of Intent will be made at the public offering price or prices applicable at the time of such purchase to a Single Purchase of the dollar amount indicated in the Letter. At the investor's option, a Letter of Intent may include purchases of Class A shares of any eligible PIMCO Fund made not more than 90 days prior to the date the Letter of Intent is signed; however, the 13-month period during which the Letter is in effect will begin on the date of the earliest purchase to be included and the sales charge on any purchases prior to the Letter will not be adjusted. In making computations concerning the amount purchased for purpose of a Letter of Intent, any redemptions during the operative period are deducted from the amount invested.

        Investors qualifying for the Combined Purchase Privilege described above may purchase shares of the eligible PIMCO Funds (which does not include the Money Market Fund) under a single Letter of Intent. For example, if at the time you sign a Letter of Intent to invest at least $100,000 in Class A shares of any eligible PIMCO Fund, you and your spouse each purchase Class A shares of the PEA Growth Fund worth $30,000 (for a total of $60,000), it will only be necessary to invest a total of $40,000 during the following 13 months in Class A shares of any of the eligible PIMCO Funds to qualify for the 3.50% sales charge on the total amount being invested (the sales charge applicable to an investment of $100,000 in any of the Funds other than the California Intermediate Municipal Bond, California Municipal Bond, Low Duration, Money Market, Municipal Bond, New York Municipal Bond, Real Return, Short Duration Municipal Income, Short-Term and StocksPLUS Funds).

        A Letter of Intent is not a binding obligation to purchase the full amount indicated. The minimum initial investment under a Letter of Intent is 5% of such amount. Shares purchased with the first 5% of the amount indicated in the Letter of Intent will be held in escrow (while remaining registered in your name) to secure payment of the higher sales charge applicable to the shares actually purchased in the event the full intended amount is not purchased. If the full amount indicated is not purchased, a sufficient amount of such escrowed shares will be involuntarily redeemed to pay the additional sales charge applicable to the amount actually purchased, if necessary. Dividends on escrowed shares, whether paid in cash or reinvested in additional eligible PIMCO Fund shares, are not subject to escrow. When the full amount indicated has been purchased, the escrow will be released.

        If you wish to enter into a Letter of Intent in conjunction with your initial investment in Class A shares of a Fund, you should complete the appropriate portion of the account application. If you are a current Class A shareholder desiring to do so you may obtain a form of Letter of Intent by contacting the Distributor at 1-800-426-0107 or any broker participating in this program.

Reinstatement Privilege. A Class A shareholder who has caused any or all of his shares (other than the Money Market Fund shares that were not acquired by exchanging Class A shares of another Fund) to be redeemed may reinvest all or any portion of the redemption proceeds in Class A shares of any eligible PIMCO Fund at net asset value without any sales charge, provided that such reinvestment is made within 120 calendar days after the redemption or repurchase date. Shares are sold to a reinvesting shareholder at the net asset value next determined. See "How Net Asset Value is Determined" in the applicable Retail Prospectus. A reinstatement pursuant to this privilege will not cancel the redemption transaction and, consequently, any gain or loss so realized may be recognized for federal tax purposes except that no loss may be recognized to the extent that the proceeds are reinvested in shares of the same Fund within 30 days. The reinstatement privilege may be utilized by a shareholder only once, irrespective of the number of shares redeemed, except that the privilege may be utilized without limit in connection with transactions whose sole purpose is to transfer a shareholder's interest in a Fund to his Individual Retirement Account or other qualified retirement plan account. An investor may exercise the reinstatement privilege by written request sent to the Distributor or to the investor's broker.

Sales at Net Asset Value. Each Fund may sell its Class A shares at net asset value without a sales charge to (a) current or retired officers, trustees, directors or employees of either Trust, ADAM of America, PIMCO Advisors Fund Management, Pacific Investment Management Company or the Distributor, other affiliates of PIMCO Advisors Fund Management and funds advised or subadvised by any such affiliates, in any case at the discretion of PIMCO Advisors Fund Management, Pacific Investment Management Company or the Distributor; a parent, brother or sister of any such officer, trustee, director or employee or a spouse or child of any of the foregoing persons, or any trust, profit-sharing or pension plan for the benefit of any such person and to any other person if the Distributor anticipates that there will be minimal sales expenses associated with the sale, (b) current registered representatives and other full-time employees of participating brokers or such persons' spouses or for trust or custodial accounts for their minor children, (c) trustees or other fiduciaries purchasing shares for certain plans sponsored by employers, professional organizations or associations or charitable organizations, the trustee, administrator, fiduciary, broker, trust company or registered investment adviser for which has an agreement with the Distributor, PIMCO Advisors Fund Management or Pacific

Investment Management Company with respect to such purchases (including provisions related to minimum levels of investment in the Trust), and to participants in such plans and their spouses purchasing for their account(s) or IRAs, (d) participants investing through accounts known as "wrap accounts" established with brokers or dealers approved by the Distributor where such brokers or dealers are paid a single, inclusive fee for brokerage and investment management services, (e) client accounts of broker-dealers or registered investment advisers affiliated with such broker-dealers with which the Distributor, PIMCO Advisors Fund Management or Pacific Investment Management Company has an agreement for the use of a Fund in particular investment products or programs or in particular situations; (f) accounts for which the company that serves as trustee or custodian either (i) is affiliated with the Trust or the Fund's Adviser or (ii) has a specific agreement to that effect with the Distributor and (g) investors who purchase shares in "Exempt Transactions," as described under "Exempt Transactions; No Initial Sales Charges, CDSCs or Payments to Brokers" above. The Distributor will only pay service fees and will not pay any initial commission or other fees to dealers upon the sale of Class A shares to the purchasers described in this paragraph except the Distributor will pay initial commissions to any dealer for sales to purchasers described under
(c) in this paragraph provided such dealer has a written agreement with the Distributor specifically providing for the payment of such initial commissions.

Notification of Distributor. In many cases, neither the Trusts, the Distributor nor the transfer agents will have the information necessary to determine whether a quantity discount or reduced sales charge is applicable to a purchase. An investor or participating broker must notify the Distributor whenever a quantity discount or reduced sales charge is applicable to a purchase and must provide the Distributor with sufficient information at the time of purchase to verify that each purchase qualifies for the privilege or discount. Upon such notification, the investor will receive the lowest applicable sales charge. For investors investing in Class A shares through a financial intermediary, it is the responsibility of the financial intermediary to ensure that the investor obtains the proper quantity discount or reduced sales charge. The quantity discounts and commission schedules described above may be modified or terminated at any time.

Class a Deferred Sales Charge. For purchases of Class A shares of all Funds (except the California Intermediate Municipal Bond, California Municipal Bond, Low Duration, Money Market, New York Municipal Bond, Short Duration Municipal Income and Short-Term Funds), investors who purchase $1,000,000 ($250,000 in the case of the California Intermediate Municipal Bond, California Municipal Bond, Low Duration, New York Municipal Bond, Short Duration Municipal Income and Short-Term Funds) or more of Class A shares (and, thus, purchase such shares without any initial sales charge) may be subject to a 1% CDSC if such shares are redeemed within 18 months of their purchase. Certain purchases of Class A shares of the California Intermediate Municipal Bond, California Municipal Bond, Low Duration, New York Municipal Bond, Short Duration Municipal Income and Short-Term Funds described above under "Initial Sales Charge--Class A Shares" will be subject to a CDSC of 0.75% (for the Low Duration Fund) or 0.50% (for the California Intermediate Municipal Bond, California Municipal Bond, New York Municipal Bond, Short Duration Municipal Income and Short-Term Funds) if such shares are redeemed within 18 months after their purchase. The CDSCs described in this paragraph are sometimes referred to as the "Class A CDSC." Shares of certain Funds purchased prior to October 1, 2001 are subject to different Class A CDSC rates. The Class A CDSC does not apply to investors purchasing any Fund's Class A shares if such investors are otherwise eligible to purchase Class A shares without any sales charge because they are described under "Sales at Net Asset Value" above.

        For purchases subject to the Class A CDSC, a CDSC will apply for any redemption of such Class A shares that occurs within 18 months of their purchase. No CDSC will be imposed if the shares redeemed have been acquired through the reinvestment of dividends or capital gains distributions or if the amount redeemed is derived from increases in the value of the account above the amount of purchase payments subject to the CDSC. In determining whether a CDSC is payable, it is assumed that Class A shares acquired through the reinvestment of dividends and distributions are redeemed first, and thereafter that Class A shares that have been held by an investor for the longest period of time are redeemed first. Any CDSC imposed on a redemption of Class A shares is paid to the Distributor.

        The Class A CDSC does not apply to Class A shares of the Money Market Fund or to certain purchases of Class A shares of the California Intermediate Municipal Bond, California Municipal Bond, Low Duration, New York Municipal Bond, Short Duration Municipal Income and Short-Term Funds described above under "Initial Sales Charge -- Class A Shares." However, if Class A shares of these Funds are purchased in a transaction that, for any other Fund, would be subject to the CDSC (i.e., a purchase of $1,000,000 or more) and are subsequently exchanged for Class A shares of any other Fund, a Class A CDSC will apply to the shares of the Fund(s) acquired by exchange for a period of 18 months from the date of the exchange.

        The Class A CDSC is currently waived in connection with certain redemptions as described above under "Alternative Purchase Arrangements--Waiver of Contingent Deferred Sales Charges." For more information about the Class A CDSC, call the Distributor at 1-800-426-0107.


        Effective as of the close of business on February 6, 2004, the manner of calculating the CDSC on Class A shares purchased after December 31, 2001 will change at the same time and in the same manner as the change to the Class B CDSC calculation described below under "Changes to CDSC Calculation."


Participating Brokers. Investment dealers and other financial intermediaries provide varying arrangements for their clients to purchase and redeem Fund shares. Some may establish higher minimum investment requirements than set forth above. Firms may arrange with their clients for other investment or administrative services and may independently establish and charge transaction fees and/or other additional amounts to their clients for such services, which charges would reduce clients' return. Firms also may hold Fund shares in nominee or street name as agent for and on behalf of their customers. In such instances, the Trust's transfer agent will have no information with respect to or control over accounts of specific shareholders. Such shareholders may obtain access to their accounts and information about their accounts only from their broker. In addition, certain privileges with respect to the purchase and redemption of shares or the reinvestment of dividends may not be available through such firms. Some firms may participate in a program allowing them access to their clients' accounts for servicing including, without limitation, transfers of registration and dividend payee changes; and may perform functions such as generation of confirmation statements and disbursement of cash dividends.


The Funds' administrators may pay a portion of the fees they receive to financial intermediaries for providing bona fide shareholder services to shareholders holding Fund shares in nominee or street name. Services performed by such financial intermediaries may include, but are not limited to, the following: processing and mailing trade confirmations, monthly statements, prospectuses, annual reports, semi-annual reports and shareholder notices and other SEC required communications; capturing and processing tax data; issuing and mailing dividend checks to shareholders who have selected cash distributions; preparing record date shareholder lists for proxy solicitations; collecting and posting distributions to shareholder accounts; and establishing and maintaining systematic withdrawals and automated investment plans and shareholder account registrations. For these services, an administrator may pay annual per account charges that generally range from $0 to $6 per account although an administrator may pay more than $6 per account.

This Guide and the Retail Prospectuses should be read in connection with such firms' material regarding their fees and services.

        For Class A shares outstanding for one year or more (or a shorter period if the Distributor has an agreement with the broker to that effect), the Distributor may also pay participating brokers annual servicing fees of 0.25% of the net asset value of such shares.

DEFERRED SALES CHARGE ALTERNATIVE--CLASS B SHARES

        Class B shares are sold at their current net asset value without any initial sales charge. The full amount of an investor's purchase payment will be invested in shares of the Fund(s) selected. A CDSC will be imposed on Class B shares if an investor redeems an amount which causes the current value of the investor's account for a Fund to fall below the total dollar amount of purchase payments subject to the CDSC, except that no CDSC is imposed if the shares redeemed have been acquired through the reinvestment of dividends or capital gains distributions or if the amount redeemed is derived from increases in the value of the account above the amount of purchase payments subject to the CDSC. Effective as of the close of business on February 6, 2004, the method of calculating the CDSC on Class B shares purchased after December 31, 2001, will change. For a description of this change, see "Changes to CDSC Calculation" below.


        Class B shares of the Short-Term Fund and the Money Market Fund are not offered for initial purchase but may be obtained through exchanges of Class B shares of other Funds. See "Exchange Privilege" below. Class B shares are not available for purchase by employer sponsored retirement plans.

        Whether a CDSC is imposed and the amount of the CDSC will depend on the number of years since the investor made a purchase payment from which an amount is being redeemed. Purchases are subject to the CDSC according to the following schedule:

        YEARS SINCE PURCHASE                   PERCENTAGE CONTINGENT
        PAYMENT WAS MADE                       DEFERRED SALES CHARGE
        ----------------------                 ---------------------

        First                                         5
        Second                                        4
        Third                                         3
        Fourth                                        3
        Fifth                                         2
        Sixth                                         1
        Seventh and thereafter                        0*

        * After the seventh year, Class B shares purchased on or before December 31, 2001 convert into Class A shares as described below. Class B shares purchased after December 31, 2001 convert into Class A shares after the eighth year.

        In determining whether a CDSC is payable, it is assumed that the purchase payment from which a redemption is made is the earliest purchase payment from which a redemption or exchange has not already been fully effected.

        The following example will illustrate the current operation of the Class B CDSC:

                Assume that an individual opens a Fund account and makes a purchase payment of $10,000 for Class B shares of a Fund and that six months later the value of the investor's account for that Fund has grown through investment performance and reinvestment of distributions to $11,000. The investor then may redeem up to $1,000 from that Fund account ($11,000 minus $10,000) without incurring a CDSC. If the investor should redeem $3,000 from that Fund account, a CDSC would be imposed on $2,000 of the redemption (the amount by which the investor's account for the Fund was reduced below the amount of the purchase payment). At the rate of 5%, the Class B CDSC would be $100.


        In determining whether an amount is available for redemption without incurring a CDSC, the purchase payments made for all Class B shares in the shareholder's account for the particular Fund are aggregated, and the current value of all such shares is aggregated. Any CDSC imposed on a redemption of Class B shares is paid to the Distributor.


        Class B shares are subject to higher distribution fees than Class A shares for a fixed period after their purchase, after which they automatically convert to Class A shares and are no longer subject to such higher distribution fees. Class B shares of each Fund automatically convert into Class A shares after they have been held for seven years (eight years for Class B shares purchased after December 31, 2001).

        For sales of Class B shares made and services rendered to Class B shareholders, the Distributor intends to make payments to participating brokers, at the time a shareholder purchases Class B shares, of 4.00% of the purchase amount for each of the Funds. For Class B shares outstanding for one year or more, the Distributor may also pay participating brokers annual servicing fees of 0.25% of the net asset value of such shares. During such periods as may from time to time be designated by the Distributor, the Distributor will pay selected participating brokers an additional amount of up to .50% of the purchase price on sales of Class B shares of all or selected Funds purchased to each participating broker which obtains purchase orders in amounts exceeding thresholds established from time to time by the Distributor.

        The Class B CDSC is currently waived in connection with certain redemptions as described above under "Alternative Purchase Arrangements --Waiver of Contingent Deferred Sales Charges." For more information about the Class B CDSC, call the Distributor at 1-800-426-0107.

Changes to CDSC Calculation. Effective as of the close of business on February 6, 2004, the manner of calculating the CDSC on Class B and Class C shares (and where applicable, Class A shares) purchased after December 31, 2001, will change from that described above.

The CDSC on all shares purchased after December 31, 2001, will be subject to the change, not only shares purchased on or as of February 6, 2004.


    Under the new calculation method, the following rules will apply:

    . Shares acquired through the reinvestment of dividends or capital gains distributions will be redeemed first and will not be subject to any CDSC.
    . For the redemption of all other shares, the CDSC will be based on either the shareholder's original purchase price or the then current net asset value of the shares being sold, whichever is lower.
    . CDSCs will be deducted from the proceeds of the shareholder's redemption, not from amounts remaining in the shareholder's account.
    . In determining whether a CDSC is payable, it is assumed that the purchase payment from which the redemption is made is the earliest purchase for shares of such class remaining in the shareholder's account from which a redemption or exchange has not already been effected.


The following example illustrates the operation of the Class B CDSC beginning as of the close of business on February 6, 2004:


        Assume that an individual opens an account and makes a purchase payment of $10,000 for 1,000 Class B shares of a Fund (at $10 per share) and that six months later the value of the investor's account for that Fund has grown through investment performance to $11,000 ($11 per share). If the investor should redeem $2,200 (200 shares), a CDSC would be applied against $2,000 of the redemption (the purchase price of the shares redeemed, because the purchase price is lower than the current net asset value of such shares ($2,200)). At the rate of 5%, the Class B CDSC would be $100.


For investors investing in Class B shares through a financial intermediary, it is the responsibility of the financial intermediary to ensure that the investor is credited with the proper holding period for the shares redeemed.


Except as otherwise disclosed herein or in the appropriate Prospectus(es), shares that are received in an exchange will be subject to a CDSC to the same extent as the shares exchanged. Class C shares received in exchange for Class C shares with a different CDSC period will have the same CDSC period as the shares exchanged.

Conversion of Class B Shares Purchased Through Reinvestment of Distributions. For purposes of determining the date on which Class B shares convert into Class A shares, a Class B share purchased through the reinvestment of dividends or capital gains distributions (a

"Distributed Share") will be considered to have been purchased on the purchase date (or deemed purchase date) of the Class B share through which such Distributed Share was issued.

ASSET BASED SALES CHARGE ALTERNATIVE--CLASS C SHARES


        Class C shares are sold at their current net asset value without any initial sales charge. A CDSC is imposed on Class C shares if an investor redeems an amount which causes the current value of the investor's account for a Fund to fall below the total dollar amount of purchase payments subject to the CDSC, except that no CDSC is imposed if the shares redeemed have been acquired through the reinvestment of dividends or capital gains distributions or if the amount redeemed is derived from increases in the value of the account above the amount of purchase payments subject to the CDSC. All of an investor's purchase payments are invested in shares of the Fund(s) selected.


        Whether a CDSC is imposed and the amount of the CDSC will depend on the number of years since the investor made a purchase payment from which an amount is being redeemed. Purchases are subject to the CDSC according to the following schedule:


        YEARS SINCE PURCHASE                   PERCENTAGE CONTINGENT
        PAYMENT WAS MADE                       DEFERRED SALES CHARGE
        --------------------                   ---------------------

        First*                                       1
        Thereafter                                   0

        * Shares of the CommodityRealReturn Strategy, NACM Global, NACM International, NACM Pacific Rim, RCM Global Healthcare, RCM Global Small-Cap, RCM Global Technology and RCM International Growth Equity Funds are subject to the Class C CDSC for the first eighteen months after purchase.

        In determining whether a CDSC is payable, it is assumed that the purchase payment from which the redemption is made is the earliest purchase payment from which a redemption or exchange has not already been effected. Any CDSC imposed on a redemption of Class C shares is paid to the Distributor.


        The following example will illustrate the operation of the Class C CDSC:

        Assume that an individual opens a Fund account and makes a purchase payment of $10,000 for Class C shares of a Fund and that six months later the value of the investor's account for that Fund has grown through investment performance and reinvestment of distributions to $11,000. The investor then may redeem up to $1,000 from that Fund account ($11,000 minus $10,000) without incurring a CDSC. If the investor should redeem $3,000 from that Fund account, a CDSC would be imposed on $2,000 of the redemption (the amount by which the investor's account for the Fund was reduced below the amount of the purchase payment). At the rate of 1%, the Class C CDSC would be $20.

        Any CDSC imposed on a redemption of Class C shares is paid to the Distributor. For investors investing in Class C shares through a financial intermediary, it is the responsibility of the financial intermediary to ensure that the investor is credited with the proper holding period for the shares redeemed. Unlike Class B shares, Class C shares do not automatically convert to any other class of shares of the Funds.

        Effective as of the close of business on February 6, 2004, the manner of calculating the CDSC on Class C shares purchased after December 31, 2001 will change at the same time and in the same manner as the change to the Class B CDSC described above under "Changes to CDSC Calculation."

        Except as described below, for sales of Class C shares made and services rendered to Class C shareholders, the Distributor expects to make payments to participating brokers, at the time the shareholder purchases Class C shares, of 1.00% (representing .75% distribution fees and .25% servicing fees) of the purchase amount for all Funds, except the Low Duration, Money Market, Municipal Bond, Real Return, Short Duration Municipal Income, Short-Term and StocksPLUS Funds. For the Low Duration, Municipal Bond, Real Return and StocksPLUS Funds, the Distributor expects to make payments of .75% (representing .50% distribution fees and .25% service fees); for the Short Duration Municipal Income and Short-Term Funds, the Distributor expects to make payments of .55% (representing ..30% distribution fees and .25% service fees); and for the Money Market Fund, the Distributor expects to make no payment. For sales of Class C shares made to participants making periodic purchases of not less than $50 through certain employer sponsored savings plans which are clients of a broker-dealer with which the Distributor has an agreement with respect to such purchases, no payments are made at the time of purchase. During such periods as may from time to time be designated by the Distributor, the Distributor will pay an additional amount of up to .50% of the purchase price on sales of Class C shares of all or selected Funds purchased to each participating broker which obtains purchase orders in amounts exceeding thresholds established from time to time by the Distributor.

        In addition, for sales of Class C shares made and services rendered to Class C shareholders, the Distributor expects to make annual payments to participating brokers as follows:


                             Annual          Annual
           Fund              Service Fee*    Distribution Fee*   Total
--------------------------   ------------    -----------------   -----
Low Duration,  Real          0.25%           0.45%               0.70%
Return, Municipal Bond and
Stock PLUS Funds
Short-Term and Short         0.25%           0.25%               0.50%
Duration Municipal Income
Funds
Money Market Fund            0.10%           0.00%               0.10%
All other Funds              0.25%           0.65%               0.90%

        * Paid with respect to shares outstanding for one year or more (or a shorter period if the Distributor has an agreement with the broker to that effect) so long as such shares remain outstanding, and calculated as a percentage of the net asset value of such shares.

        The Class C CDSC is currently waived in connection with certain redemptions as described above under "Alternative Purchase Arrangements--Waiver of Contingent Deferred Sales Charges." For more information about the Class C CDSC, contact the Distributor at 1-800-426-0107.


NO SALES CHARGE ALTERNATIVE - CLASS R SHARES

        Class R shares are sold at their current net asset value without any initial sales charge. The full amount of the investor's purchase payment will be invested in shares of the Fund(s). Class R shares are not subject to a CDSC upon redemption by an investor. For sales of Class R shares made and services rendered to Class R shareholders, the Distributor expects to make payments to participating brokers and, with respect to servicing fees, other financial intermediaries (which may include retirement plans, their service providers and their sponsors), at the time the shareholder purchases Class R shares, of up to 0.50% (representing up to .25% distribution fees and up to .25% servicing fees) of the purchase.

NOTE FOR ALL SHARE CLASSES

        The sales charges discussed in this section are subject to change by means of a new or supplemented Prospectus or Shareholders' Guide. Unless otherwise noted, a change to a sales charge will not apply to shares purchased prior to the effective date of the change.

        Exchange Privilege

        Except with respect to exchanges for shares of Funds for which sales may be suspended to new investors or as provided in the applicable Retail Prospectus or in this Guide, a shareholder may exchange Class A, Class B, Class C and Class R shares of any Fund for the same Class of shares of any other Fund in an account with identical registration on the basis of their respective net asset values, minus any applicable Redemption Fee discussed below under "How to Redeem-Redemption Fees" (except that a sales charge will apply on exchanges of Class A shares of the Money Market Fund on which no sales charge was paid at the time of purchase.) For Class R shares, retirement plans may also limit exchanges to Funds offered as investment options in the plan and exchanges may only be made through the plan administrator. Class A shares of the

Money Market Fund may be exchanged for Class A shares of any other Fund, but the usual sales charges applicable to investments in such other Fund apply on shares for which no sales charge was paid at the time of purchase. There are currently no other exchange fees or charges. All exchanges are subject to the $5,000 ($2,500 until January 1, 2004) minimum initial purchase requirement for each Fund, except with respect to tax-qualified programs and exchanges effected through the PIMCO Funds Auto-Exchange plan. An exchange will constitute a taxable sale for federal income tax purposes.


        Investors who maintain their account with the Distributor may exchange shares by a written exchange request sent to PIMCO Advisors Distributors LLC, P.O. Box 9688, Providence, RI 02940-0926 or, unless the investor has specifically declined telephone exchange privileges on the account application or elected in writing not to utilize telephone exchanges, by a telephone request to the Distributor at 1-800-426-0107. Each Trust will employ reasonable procedures to confirm that instructions communicated by telephone are genuine, and may be liable for any losses due to unauthorized or fraudulent instructions if it fails to employ such procedures. Each Trust will require a form of personal identification prior to acting on a caller's telephone instructions, will provide written confirmations of such transactions and will record telephone instructions. Exchange forms are available from the Distributor at 1-800-426-0107 and may be used if there will be no change in the registered name or address of the shareholder. Changes in registration information or account privileges may be made in writing to the Transfer Agent, PFPC, Inc., P.O. Box 9688, Providence, RI 02940-0926, or by use of forms which are available from the Distributor. A signature guarantee is required. See "How to Buy Shares--Signature Guarantee." Telephone exchanges may be made between 9:00 a.m., Eastern time and the close of regular trading (normally 4:00 p.m., Eastern time) on the New York Stock Exchange on any day the Exchange is open (generally weekdays other than normal holidays).


        The Trusts reserve the right to refuse exchange purchases (or purchase and redemption and/or redemption and purchase transactions) if, in the judgment of an Adviser or a Fund's sub-adviser, such transaction would adversely affect a Fund and its shareholders. In particular, a pattern of transactions characteristic of "market-timing" strategies may be deemed by an Adviser to be detrimental to a Trust or a particular Fund. For example, each Trust limits the number of "round trip" transactions an investor may make. An investor makes a "round trip" transaction when the investor purchases shares of a particular Fund, subsequently sells those shares (by way of a redemption or exchange) for shares of a different PIMCO Fund, and then buys back (by way of a purchase or exchange) shares of the originally purchased Fund. The Trusts have the right to refuse any exchange for any investor who completes (by making the exchange back into the shares of the originally purchased Fund) more than six round trip exchanges in any twelve-month period. Although the Trusts have no current intention of terminating or modifying the exchange privilege other than as set forth in the preceding sentence, each reserves the right to do so at any time. Except as otherwise permitted by the Securities and Exchange Commission, each Trust will give 60 days' advance notice to shareholders of any termination or material modification of the exchange privilege. For further information about exchange privileges, contact your participating broker or call the Distributor at 1-800-426-0107.


        With respect to Class B and Class C shares, or Class A shares subject to a CDSC, if less than all of an investment is exchanged out of a Fund, any portion of the investment attributable to capital appreciation and/or reinvested dividends or capital gains distributions will be exchanged first, and thereafter any portions exchanged will be from the earliest investment made in the Fund from which the exchange was made.


       Except as otherwise disclosed in the applicable Prospectus(es), shares that are received in an exchange will be subject to the same CDSC as the shares exchanged. For example, Class C shares that have a twelve month CDSC period received in exchange for Class C shares that have an eighteen month CDSC period will have the same CDSC period as the shares exchanged (in this case, eighteen months).

        With respect to shares purchased after December 31, 2001, effective as of the close of business on February 6, 2004, if less than all of an investor's shares subject to a CDSC are exchanged out of a Fund, any portion of the investment in such class of shares attributable to reinvested dividends or capital gains distributions will be exchanged first, and thereafter any portions exchanged will be from the earliest investment made in such class of shares of the Fund from which the exchange was made.


        Shareholders should take into account the effect of any exchange on the applicability of any CDSC that may be imposed upon any subsequent redemption.

        Investors may also select the PIMCO Funds Auto-Exchange plan which establishes automatic periodic exchanges. For further information on automatic exchanges see "How to Buy Shares--PIMCO Funds Auto-Exchange" above.


Redemption Fees

        Effective as of the close of business on February 6, 2004, investors in Class A, Class B and Class C shares will be subject to a "Redemption Fee" on redemptions and exchanges of 2.00% of the net asset value of the shares redeemed or exchanged. Redemption Fees will only be charged on shares redeemed or exchanged within 60 days of their acquisition (i.e., beginning on the 61st day after their acquisition, such shares will no longer be subject to the Redemption
Fee), including shares acquired through exchanges. A new 60 day time period begins with each acquisition of shares through a purchase or exchange. For example, a series of transactions in which shares of Fund A are exchanged for shares of Fund B 40 days after the purchase of the Fund A shares, followed in 40 days by an exchange of the Fund B shares for shares of Fund C, will be subject to two redemption fees (one on each exchange). In determining whether a redemption fee is payable, the first-in first-out, or "FIFO," method will be used to determine which shares are being redeemed. The Redemption Fees may be waived for certain categories of investors, as described below.

        Redemption Fees are not paid separately, but are deducted automatically from the amount to be received in connection with a redemption or exchange. Redemption Fees are paid to and retained by the Funds to defray certain costs described below and are not paid to or retained by the Advisers, the Fund's Sub-Adviser, or the Distributor. Redemption Fees are not sales loads or contingent deferred sales charges. Redemptions and exchanges of shares acquired through the reinvestment of dividends and distributions are not subject to Redemption Fees.

        The purpose of the Redemption Fees is to defray the costs associated with the sale of portfolio securities to satisfy redemption and exchange requests made by "market timers" and other short-term shareholders, thereby insulating longer-term shareholders from such costs. The amount of a Redemption Fee represents the Advisers' estimate of the costs reasonably anticipated to be incurred by the Funds in connection with the purchase or sale of portfolio securities, including international stocks, associated with an investor's redemption or exchange. These costs include brokerage costs, market impact costs, (i.e., the increase in market prices which may result when a Fund purchases or sells thinly traded stocks) and the effect of "bid/asked" spreads in international markets. Transaction costs incurred when purchasing or selling stocks of companies in foreign countries, and particularly emerging market countries, may be significantly higher than those in more developed countries. This is due, in part, to less competition among brokers, underutilization of technology on the part of foreign exchanges and brokers, the lack of less expensive investment options (such as derivative instruments) and lower levels of liquidity in foreign and underdeveloped markets.

        Waiver of Redemption Fees. Redemptions and exchanges by shareholders that are investing through qualified retirement plans such as 401(k) plans will not be subject to the Redemption Fee. In addition, redemptions and exchanges by shareholders that are investing through financial service firms that have not agreed to assess the Redemption Fees against such shareholders will not be subject to Redemption Fees. The Trusts may waive the Redemption Fee in other circumstances. The Trusts reserve the right to modify or eliminate Redemption Fee waivers at any time.

        How to Redeem

        Class A, Class B, Class C or Class R shares may be redeemed through a participating broker, by telephone, by submitting a written redemption request directly to the Transfer Agent (for non-broker accounts) or through an Automatic Withdrawal Plan or PIMCO Funds Fund Link, if available. Class R shares may be redeemed only through the plan administrator, and not directly by the plan participant.


        A CDSC may apply to a redemption of Class A, Class B or Class C shares. See "Alternative Purchase Arrangements" above. Shares are redeemed at their net asset value next determined after a redemption request has been received as described below, less any applicable CDSC and the Redemption Fee. There is no charge by the Distributor (other than an applicable CDSC) with respect to a redemption; however, a participating broker who processes a redemption for an investor may charge customary commissions for its services (which may vary). Dealers and other financial services firms are obligated to transmit orders promptly. Requests for redemption received by dealers or other firms prior to the close of regular trading (normally 4:00 p.m., Eastern time) on the New York Stock Exchange on a regular business day and received by the Distributor prior to the close of the Distributor's business day will be confirmed at the net asset value effective at the closing of the Exchange on that day, less any applicable CDSC.

        Other than an applicable CDSC, a shareholder will not pay any special fees or charges to the Trust or the Distributor when the shareholder sells his or her shares. However, if a shareholder sells his or her shares through their broker, dealer or other financial intermediary, that firm may charge the shareholder a commission or other fee for processing the shareholder's redemption request.

        Redemptions of Fund shares may be suspended when trading on the New York Stock Exchange is restricted or during an emergency which makes it impracticable for the Funds to dispose of their securities or to determine fairly the value of their net assets, or during any other period as permitted by the Securities and Exchange Commission for the protection of investors. Under these and other unusual circumstances, the Trust may suspend redemptions or postpone payments for more than seven days, as permitted by law.

DIRECT REDEMPTION

        A shareholder's original account application permits the shareholder to redeem by written request and by telephone (unless the shareholder specifically elects not to utilize telephone redemptions) and to elect one or more of the additional redemption procedures described below. A shareholder may change the instructions indicated on his original account application, or may request additional redemption options, only by transmitting a written direction to the Transfer Agent. Requests to institute or change any of the additional redemption procedures will require a signature guarantee.

        Redemption proceeds will normally be mailed to the redeeming shareholder within seven days or, in the case of wire transfer or Fund Link redemptions, sent to the designated bank account within one business day. Fund Link redemptions may be received by the bank on the second or third business day. In cases where shares have recently been purchased by personal check, redemption proceeds may be withheld until the check has been collected, which may take up to 15 days. To avoid such withholding, investors should purchase shares by certified or bank check or by wire transfer.

WRITTEN REQUESTS

        To redeem shares in writing (whether or not represented by certificates), a shareholder must send the following items to the Transfer Agent, PFPC, Inc., P.O. Box 9688, Providence, RI 02940-0926:

(1) a written request for redemption signed by all registered owners exactly as the account is registered on the Transfer Agent's records, including fiduciary titles, if any, and specifying the account number and the dollar amount or number of shares to be redeemed;

(2) for certain redemptions described below, a guarantee of all signatures on the written request or on the share certificate or accompanying stock power, if required, as described under "How to Buy Shares--Signature Guarantee";

(3) any share certificates issued for any of the shares to be redeemed (see "Certificated Shares" below); and

(4) any additional documents which may be required by the Transfer Agent for redemption by corporations, partnerships or other organizations, executors, administrators, trustees, custodians or guardians, or if the redemption is requested by anyone other than the shareholder(s) of record.

        Transfers of shares are subject to the same requirements. A signature guarantee is not required for a redemption requested by and payable to all shareholders of record for the account that is to be sent to the address of record for that account. To avoid delay in redemption or transfer, shareholders having any questions about these requirements should contact the Transfer Agent in writing or call the Distributor at 1-800-426-0107 before submitting a request. Redemption or transfer requests will not be honored until all required documents have been completed by the shareholder and received by the Transfer Agent. This redemption option does not apply to shares held in broker "street name" accounts. Shareholders whose shares are held in broker "street name" accounts must redeem through their broker. Plan participants must redeem through their plan administrator.

        If the proceeds of the redemption (i) are to be paid to a person other than the record owner, (ii) are to be sent to an address other than the address of the account on the Transfer Agent's records or (iii) are to be paid to a corporation, partnership, trust or fiduciary, the signature(s) on the redemption request and on the certificates, if any, or stock power must be guaranteed as described above, except that the Distributor may waive the signature guarantee requirement for redemptions up to $2,500 by a trustee of a qualified retirement plan, the administrator for which has an agreement with the Distributor.

TELEPHONE REDEMPTIONS

        Each Trust accepts telephone requests for redemption of uncertificated shares, except for investors who have specifically declined telephone redemption privileges on the account application or elected in writing not to utilize telephone redemptions. The proceeds of a telephone redemption will be sent to the record shareholder at his record address. Changes in account information must be made in a written authorization with a signature guarantee. See "How to Buy Shares--Signature Guarantee." Telephone redemptions will not be accepted during the 30-day period following any change in an account's record address. This redemption option does not apply to shares held in broker "street name" accounts. Shareholders whose shares are held in broker "street name" accounts must redeem through their broker. Plan participants must redeem through their plan administrator.

        By completing an account application, an investor agrees that the applicable Trust, the Distributor and the Transfer Agent shall not be liable for any loss incurred by the investor by reason of the Trust accepting unauthorized telephone redemption requests for his account if the Trust reasonably believes the instructions to be genuine. Thus, shareholders risk possible losses in the event of a telephone redemption not authorized by them. Each Trust may accept telephone redemption instructions from any person identifying himself as the owner of an account or the owner's broker where the owner has not declined in writing to utilize this service. Each Trust will employ reasonable procedures to confirm that instructions communicated by telephone are genuine, and may be liable for any losses due to unauthorized or fraudulent instructions if it fails to employ such procedures. Each Trust will require a form of personal identification prior to acting on a caller's telephone instructions, will provide written confirmations of such transactions and will record telephone instructions.

        A shareholder making a telephone redemption should call the Distributor at 1-800-426-0107 and state (i) the name of the shareholder as it appears on the Transfer Agent's records, (ii) his account number with the Trust, (iii) the amount to be withdrawn and (iv) the name of the person requesting the redemption. Usually the proceeds are sent to the investor on the next Trust business day after the redemption is effected, provided the redemption request is received prior to the close of regular trading (normally 4:00 p.m., Eastern time) on the New York Stock Exchange that day. If the redemption request is received after the close of the New York Stock Exchange, the redemption is effected on the following Trust business day at that day's net asset value and the proceeds are usually sent to the investor on the second following Trust business day. Each Trust reserves the right to terminate or modify the telephone redemption service at any time. During times of severe disruptions in the securities markets, the volume of calls may make it difficult to redeem by telephone, in which case a shareholder may wish to send a written request for redemption as described under "Written Requests" above. Telephone communications may be recorded by the Distributor or the Transfer Agent.

FUND LINK REDEMPTIONS

        If a shareholder has established Fund Link, the shareholder may redeem shares by telephone and have the redemption proceeds sent to a designated account at a financial institution. Fund Link is normally established within 45 days of receipt of a Fund Link application by the Transfer Agent. To use Fund Link for redemptions, call the Distributor at 1-800-426-0107. Subject to the limitations set forth above under "Telephone Redemptions," the Distributor, a Trust and the Transfer Agent may rely on instructions by any registered owner believed to be genuine and will not be responsible to any shareholder for any loss, damage or expense arising out of such instructions. Requests received by the Transfer Agent prior to the close of regular trading (normally 4:00 p.m., Eastern time) on the New York Stock Exchange on a business day will be processed at the net asset value on that day and the proceeds (less any CDSC) will normally be sent to the designated bank account on the following business day and received by the bank on the second or third business day. If the redemption request is received after the close of regular trading on the New York Stock Exchange, the redemption is effected on the following business day. Shares purchased by check may not be redeemed through Fund Link until such shares have been owned (i.e., paid for) for at least 15 days. Fund Link may not be used to redeem shares held in certificated form.

        Changes in bank account information must be made by completing a new Fund Link application, signed by all owners of record of the account, with all signatures guaranteed. See "How to Buy Shares--Signature Guarantee." See "How to Buy Shares--PIMCO Funds Fund Link" for information on establishing the Fund Link privilege. Either Trust may terminate the Fund Link program at any time without notice to its shareholders. This redemption option does not apply to shares held in broker "street name" accounts. Shareholders whose shares are held in broker "street name" accounts must redeem through their broker. Plan participants must redeem through their plan administrator. Fund Link may not be available to all Funds and/or share classes at the option of the Distributor.

PIMCO FUNDS AUTOMATED TELEPHONE SYSTEM

        PIMCO Funds Automated Telephone System ("ATS") is an automated telephone system that enables shareholders to perform a number of account transactions automatically using a touch-tone telephone. ATS may be used on already-established Fund accounts after the shareholder obtains a Personal Identification Number (PIN) by calling the special ATS number: 1-800-223-2413.

Purchasing Shares. A shareholder may purchase shares by telephone by calling 1-800-223-2413. A shareholder must have established ATS privileges to link the shareholder's bank account with the Fund to pay for these purchases.

Exchanging Shares. With the PIMCO Funds Exchange Privilege, a shareholder can exchange shares automatically by telephone from the shareholder's Fund Link Account to another PIMCO Funds account the shareholder has already established by calling 1-800-223-2413. Please refer to "Exchange Privilege" for details.

Redemptions. A shareholder may redeem shares by telephone automatically by calling 1-800-223-2413 and the Fund will send the proceeds directly to the shareholder's Fund bank account. Please refer to "How to Redeem" for details.

Plan participants must process their transactions through their plan administrator, and may not use ATS.

EXPEDITED WIRE TRANSFER REDEMPTIONS

        If a shareholder has given authorization for expedited wire redemption, shares can be redeemed and the proceeds sent by federal wire transfer to a single previously designated bank account. Requests received by a Trust prior to the close of the New York Stock Exchange will result in shares being redeemed that day at the next determined net asset value (less any CDSC). Normally the proceeds will be sent to the designated bank account the following business day. The bank must be a member of the Federal Reserve wire system. Delivery of the proceeds of a wire redemption request may be delayed by the applicable Trust for up to 7 days if the Distributor deems it appropriate under then current market conditions. Once authorization is on file with a Trust, such Trust will honor requests by any person identifying himself as the owner of an account or the owner's broker by telephone at 1-800-426-0107 or by written instructions. A Trust cannot be responsible for the efficiency of the Federal Reserve wire system or the shareholder's bank. Neither Trust currently charges for wire transfers. The shareholder is responsible for any charges imposed by the shareholder's bank. The minimum amount that may be wired is $2,500. Each Trust reserves the right to change this minimum or to terminate the wire redemption privilege. Shares purchased by check may not be redeemed by wire transfer until such shares have been owned (i.e., paid for) for at least 15 days. Expedited wire transfer redemptions may be authorized by completing a form available from the Distributor. Wire redemptions may not be used to redeem shares in certificated form. To change the name of the single bank account designated to receive wire redemption proceeds, it is necessary to send a written request with signatures guaranteed to PIMCO Advisors Distributors LLC, P.O. Box 9688, Providence, RI 02940-0926. See "How to Buy Shares--Signature Guarantee." This redemption option does not apply to shares held in broker "street name" accounts. Shareholders whose shares are held in broker "street name" accounts must redeem through their broker. Plan participants must redeem through their plan administrator.

CERTIFICATED SHARES

        To redeem shares for which certificates have been issued, the certificates must be mailed to or deposited with the applicable Trust, duly endorsed or accompanied by a duly endorsed stock power or by a written request for redemption. Signatures must be guaranteed as described under "How to Buy Shares--Signature Guarantee." Further documentation may be requested from institutions or fiduciary accounts, such as corporations, custodians (e.g., under the Uniform Gifts to Minors Act), executors, administrators, trustees or guardians ("institutional account owners"). The redemption request and stock power must be signed exactly as the account is registered, including indication of any special capacity of the registered owner.

AUTOMATIC WITHDRAWAL PLAN

        An investor who owns or buys shares of a Fund having a net asset value of $10,000 or more may open an Automatic Withdrawal Plan and have a designated sum of money (not less than $100 per Fund) paid monthly (or quarterly) to the investor or another person. Such a plan may be established by completing the appropriate section of the account application or by obtaining an Automatic Withdrawal Plan application from the Distributor or your broker. If an Automatic Withdrawal Plan is set up after the account is established providing for payment to a person other than the record shareholder or to an address other than the address of record, a signature guarantee is required. See "How to Buy Shares--Signature Guarantee." In the case of Uniform Gifts to Minors or Uniform Transfers to Minors accounts, the application must state that the proceeds will be for the beneficial interest of the minor. Class A, Class B and Class C shares of any Fund are deposited in a plan account and all distributions are reinvested in additional shares of the particular class of the Fund at net asset value. Shares in a plan account are then redeemed at net asset value (less any applicable CDSC) to make each withdrawal payment. Any applicable CDSC may be waived for certain redemptions under an Automatic Withdrawal Plan. See "Alternative Purchase Arrangements--Waiver of Contingent Deferred Sales Charges."

        Redemptions for the purpose of withdrawals are ordinarily made on the business day selected by the investor at that day's closing net asset value. Checks are normally mailed on the following business day. If the date selected by the investor falls on a weekend or holiday, the Transfer Agent will normally process the redemption on the preceding business day. Payment will be made to any person the investor designates; however, if the shares are registered in the name of a trustee or other fiduciary, payment will be made only to the fiduciary, except in the case of a profit-sharing or pension plan where payment will be made to the designee. As withdrawal payments may include a return of principal, they cannot be considered a guaranteed annuity or actual yield of income to the investor. The redemption of shares in connection with an Automatic Withdrawal Plan may result in a gain or loss for tax purposes. Continued withdrawals in excess of income will reduce and possibly exhaust invested principal, especially in the event of a market decline. The maintenance of an Automatic Withdrawal Plan concurrently with purchases of additional shares of the Fund would be disadvantageous to the investor because of the CDSC that may become payable on such withdrawals in the case of Class A, Class B or Class C shares and because of the initial sales charge in the case of Class A and Class C shares. For this reason, the minimum investment accepted for a Fund while an Automatic Withdrawal Plan is in effect for that Fund is $1,000, and an investor may not maintain a plan for the accumulation of shares of the Fund (other than through reinvestment of distributions) and an Automatic Withdrawal Plan at the same time. The Trust or the Distributor may terminate or change the terms of the Automatic Withdrawal Plan at any time.

        Because the Automatic Withdrawal Plan may involve invasion of capital, investors should consider carefully with their own financial advisers whether the plan and the specified amounts to be withdrawn are appropriate in their circumstances. The Trust and the Distributor make no recommendations or representations in this regard.

REDEMPTIONS IN KIND

        Each Trust agrees to redeem shares of its Funds solely in cash up to the lesser of $250,000 or 1% of the Fund's net assets during any 90-day period for any one shareholder. In consideration of the best interests of the remaining shareholders, each Trust reserves the right to pay any redemption proceeds exceeding this amount in whole or in part by a distribution in kind of securities held by a Fund in lieu of cash. Except for Funds with a tax-efficient management strategy, it is highly unlikely that shares would ever be redeemed in kind. When shares are redeemed in kind, the redeeming shareholder should expect to incur transaction costs upon the disposition of the securities received in the distribution.

PIMCO FUNDS

PIMCO Advisors Distributors LLC
2187 Atlantic Street
Stamford, CT 06902-6896
1-800-426-0107